                                                                  Exhibit 10.16

                                SKELETON CONTRACT*

                                     BETWEEN



                       CARRIERS' CARRIER GESELLSCHAFT GMBH

                               KARLSRUHER STR. 2B

                                 30 519 HANOVER



                            HEREIN AFTER CALLED "CCG"



                                       AND



                    NORTEL DASA NETWORK SYSTEMS GMBH & CO. KG

                               HAHNSTRASSE 37-39

                            60 628 FRANKFURT AM MAIN




                         HEREINAFTER CALLED "CONTRACTOR"



            FOR PURCHASE OF TRANSMISSION SYSTEMS AND RELATED SERVICES

-----------
* Portions of this agreement are confidential and have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 under the Securities Act of 1933, as amended. Asterisks, for example "*****," have been inserted to indicate that information has been deleted.

TABLE OF CONTENTS



1     Scope of goods and surfaces....................................................................3
2     Utilization rights.............................................................................4
3     Integration of systems belonging to third parties..............................................6
4     Liability for violation of rights of third parties.............................................6
5     Obligation of Contractor to provide the information............................................7
6     Products from other manufacturers..............................................................8
7     Price / Terms of payment.......................................................................9
8     Call up.......................................................................................10
9     Type approval.................................................................................11
10    Field acceptance..............................................................................12
11    Return of defective goods / parts, complete disposal..........................................14
12    System documentation..........................................................................15
13    Standard documentation........................................................................16
14    Obligation to check and reprimand.............................................................16
15    Delivery deadlines............................................................................17
16    Development milestones........................................................................18

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                                                                               3



PREAMBLE

CCG issued an inquiry for procurement of transmission systems and related services which was answered by the Contractor in an initial offer dated May 28, 1999.

In the ensuing negotiations, the parties agreed on a basis for cooperation which is noted in an legally binding manner below and also forms the basis for possible cooperation between the parties for later procurement procedures.

On this basis, the parties hereby conclude the following contract:

1        SCOPE OF GOODS AND SURFACES

1.1 The scope of goods and services to be provided by the Contractor consists of delivery, installation and startup of the transmission systems described in Appendix 2 (hereinafter called "system"). This includes the network element such as multiplexers and repeaters as well as the management software, associated computers, operating systems and data base platforms required for monitoring and control of the network elements as well as other hardware and software required for connecting the network elements to the management system.

1.2 In addition, the Contractor shall provide the regular and optional services described in Appendix 3 for all systems supplied within the scope of this contract.

1.3 The functions and ratings specified in Appendix 2 and Appendix 3 are guaranteed by the Contractor. Moreover, the Contractor guarantees the properties and characteristics listed in Appendix 2, Chapter 1.

1.4 In addition to the text of this contract, the contract also includes the following appendices to this contract:


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                                                                               4


         Appendix 1:       Prices

         Appendix 2:       System feature descriptions

         Appendix 3:       Specifications of services

         Appendix 4:       Scope of delivery, location documentation

         Appendix 5:       Setup guidelines

         Appendix 6:       Confidentiality agreement

         Appendix 7:       Data protection and confidentiality obligations

1.5 There is no obligation to conclude or perform individual contracts on the basis of this skeleton contract.


2        UTILIZATION RIGHTS

2.1 The Contractor grants CCG the non-exclusive right to use as desired or permit third parties to use the system software with the associated documentation for the purpose of operating the system hardware. This right may be transferred to companies connected with CCG according to the stipulations in Section 15 ff, AktG and applies for the entire country of Germany without limitation in time.

2.2 CCG shall not be entitled to change, disassemble, decompile, translate back or decode in any other manner the software programs supplied by the contractor. This prohibition does not apply when contradicted by obligatory law: CCG shall obligate their sub-licensees to observe these licensing conditions. However, the Contractor grants CCG the right to modify and translate system documentation according to Section 12 as well location documentation according to Section 13 for the company's own purposes.

2.3 The Contractor grants CCG the right to integrate the system supplied by the former into software programs of third parties in whole as well as in parts. In this context, the Contractor agrees to reveal information requested by CCG regarding external interfaces to its required for integration without additional remuneration. This includes particularly the following information:

         - description of the communication protocol used at the interface (description of protocol per layer),
         - description of the protocol data units used in the protocol per layer,
         -    description of the rules applied for coding the information
         -    description of the information model
         -    explicit list of the alarms supplied via the interface.

         Moreover, the Contractor shall provide information on the data bases of the management system supplied required for integration. This includes particularly:

         -    List of DB table names,
         -    Description of DB table fields,
         -    Description of coding rules for DB table entries,
         -    Description of DB triggers used
         -    Description of DB functions used
         -    Description of DB procedures used .

         The information on the data bases shall be submitted to CCG upon written request by the latter. After submission of the information, the Contractor agrees to advise CCG immediately and comprehensively of any planned modifications to the data bases upon which the management system supplied is based.

2.4 The Contractor grants CCG the right to integrate its systems into software programs of third parties or have this accomplished by a third party of their choice. In this context, CCG has the right to transfer the information on interfaces and data bases obtained from the Contractor according to Point 3 to third parties, whereby this information may be transferred to third parties only within the scope of and for the purpose of integration of the systems of the contractor into software programs of third parties. If the third party is a company which produces hardware as well as simultaneously software of the type referred to in this contract, transfer of such information shall require previous approval by the Contractor, which may be withheld only for important reasons. In all cases, CCG shall conclude an information protection agreement with third parties before transferring information to such third parties. The contractor agrees to support CCG in integrating its systems into software programs of third parties within a reasonable scope. This support shall be provided without additional remuneration when the services to be provided by the Contractor do not go beyond the obligation to supply information described in 2.3. Services going beyond this shall be remunerated according to the work required at the daily rates agreed on.

3        INTEGRATION OF SYSTEMS BELONGING TO THIRD PARTIES

         The Contractor agrees to integrate systems of third parties into the management system according to Appendix 2. Upon request by CCG, the Contractor shall submit an appropriate offer for this purpose. Such integration shall be accomplished on the basis of the interfaces available on the systems of the third party. CCG shall ensure that the third party provides to the Contractor the information required on the affected interfaces. In this context, the contractor agrees to sign the declaration of confidentiality regarding the third party enclosed in Appendix 6.

4        LIABILITY FOR VIOLATION OF RIGHTS OF THIRD PARTIES

4.1 The Contractor guarantees that the object of this contract is free of protective rights belonging to third parties which would exclude or otherwise limit its utilization. The Contractor assumes sole liability to an unlimited amount for any and all violations of protective rights and shall exempt CCG to the full extent from all such legal claims of third parties.

4.2 If utilization of the system supplied by the Contractor or parts thereof by CCG is limited or prohibited due to injury of the protective rights of third parties, the contractor shall be entitled and obligated to accomplish one of the following options at his own costs:

         a) to procure for CCG the right to use the system without limitations according to the contract at no additional cost for CCG or

         b) to modify or so replace the system or parts thereof in such a manner that it is no longer subject to the protective rights of third parties while still corresponding to the conditions of the contract.

4.3 This shall have no effect on further claims by CCG, particularly damage claims.

5        OBLIGATION OF CONTRACTOR TO PROVIDE THE INFORMATION

5.1 The contractor is obligated to immediately advise CCG of any delays in providing the goods and services which are foreseeable and/or have occurred.

5.2 The Contractor shall be obligated to advise CCG in any changes to the status of science and technology which have occurred, particularly regarding new products or the Contractor which have been introduced on the market which might have an effect on the object of this contract as well as any new factual knowledge.

5.3 If the Contractor recognizes that he is not capable of fulfilling a service agreed upon according to Appendix 2 or Appendix 3, he is obligated to advise CCG immediately in writing of the reasons for this and all consequences recognizable by him and simultaneously recommend to CCG an appropriate modification also requiring delivery of OEM equipment, when the Contractor is not capable of implementing the modification recommendation himself. The parties to this contract shall agree mutually whether the modification recommendation can be accepted by CCG, whereby CCG shall not be entitled to refuse the modification recommendation within reasonable limits. If CCG accepts the modification recommendation, any additional expenditures resulting for the Contractor shall not result in additional costs for CCG. If CCG does not accept the modification recommendation, CCG shall be entitled to request a reduction in the price or if the total system is affected more than only insignificantly by the missing performance specification, to withdraw from the individual contracts in whole or in part (transformation) or to claim damages for failure to fulfill the contract.

6        PRODUCTS FROM OTHER MANUFACTURERS

         If standard applications software is a part of the object of this contract and such standard application software is obtained by CCG at its own desire or if CCG obtains additional hardware, operating system software and other software for operation of the object of this contract, the following applies:

         The Contractor shall advise CCG which standard application software, hardware, operating system software and other software is required for operation of the object of this contract. The contractor guarantees that this standard application software operate properly as a part of the object of this contract; that the hardware, operating system software and other software operates properly together with the object of this contract unless only an insignificant error is present. Moreover, the contractor guarantees that no additional hardware, operating system software or other software is required for operation of the equipment described in Appendix 2.

         If CCG desired to use other hardware or operating system software, the Contractor shall be obligated to advise CCG whether this hardware and operating system software is also suitable for proper operation together with the object of this contract. If so, the Contractor shall provide a guarantee for this purpose.

7        PRICE / TERMS OF PAYMENT

7.1 The prices specified in Appendix 1 are fixed prices in DM not including the legal value-added tax. These prices apply for all contracts according to the stipulations of this skeleton contract and are free point of use (DOP according to ICC Incoterms 1990), including packaging and disposal of the latter.

7.2. Billing shall be accomplished only after successful field acceptance and signing of the corresponding field acceptance certificate (FAC). No partial billing shall be accomplished before field acceptance. A copy of the corresponding FAC must be enclosed with the bill.

         In the event that CCG fails to complete the FAC within 5 working days after completion of the acceptance test and returns it to the Contractor and does not claim any deficiencies, acceptance shall be considered to be declared and the FAC shall be considered to be issued.

7.3      Bills are payable within 30 days net after receipt of the bill.

7.4 The prices agreed on for hardware, software and services are maximum prices not to be exceeded and shall not be exceeded even for any possible subsequent orders. If price reductions should result due to changes in the overall price structure, these are to be taken into consideration accordingly for possible subsequent orders.

7.5 For products of third parties the Contractor guarantees that his prices to CCG will be calculated on the basis of the purchase prices of the former plus a surcharge amounting to a maximum of 20 %. If the contractor obtains more favorable purchasing prices at the time of procurement, he shall be obligated to pass the price advantage on to CCG.

7.6      Bills are to be forwarded to the following address:

         Carriers' Carrier Gesellschaft mbH
         Rechungswesen
         Karlsruher STr. 2B
         30 519 Hanover

8        CALL UP

8.1 CCG will call up the goods and services contained in the scope of goods and services within the framework of the specifically agreed delivery and service times individually or together where applicable separated according to location - as required from the Contractor in the form of a written order.

8.2 In addition to the designation of the goods or services to be provided, the orders shall contain the location and the time the services to be provided or goods delivered as well as other information as required.

8.3 Changes to orders once made are biding only when made in writing by the Purchasing and Logistics Department of CCG or a representative authorized expressly for this purpose in writing.

8.4 If, upon receiving an order, the Contractor determines that he cannot provide the goods or services called up within due time for any reason whatsoever, CCG is to be notified of this immediately in writing.

8.5 The danger of accidental loss of system components during storage by the Contractor shall be borne by the Contractor. This does not apply when the storage is accomplished at the request of CCG in spatial facilities provided by CCG or their customers.

8.6 The order shall be considered to be accepted when a contradiction is not received by CCG within 5 working days.

8.7 The order number form CCG purchasing shall always be specified in all correspondence relating to the order.

8.8 The itemization of the order shall not be changed in the order confirmations, delivery documents or bills. Supplementary items are to be added at the end.

8.9 Additional agreements regarding call up of goods and services are described in Appendix 3, Chapter "Ordering".

9        TYPE APPROVAL

9.1 All types of systems and system components are to be subjected to type approval. Type approval will be accomplished by CCG according to the procedure/conditions described in Appendix 3, Chapter "Type acceptance". The Contractor is obligated to support CCG in this type acceptance to the extent defined in Appendix 3 without remuneration. In particular, the contractor shall provide the provision and support work described in Appendix 3 at no cost. CCG will confirm to the Contractor type acceptance by means of a type acceptance certificate (TAC).

9.2 If type acceptance is refused, delay on the part of the contractor shall begin retroactively from the date of the message "Ready for type acceptance" within the sense of Appendix 3, Chapter 2.1 unless CCG is guilty of delaying introduction and performance of the type acceptance test. The parties to this contract agree that introduction of a type acceptance test within one calendar week from the date of the message "Ready for type acceptance" shall be considered to be within due time. CCG is obligated to start the test within this period. The parties to this contract shall use qualified personnel in performing the tests.

9.3 Unless otherwise requested in writing by CCG, the Contractor shall deliver only hardware and software statuses to CCG for which CCG has performed a successful type acceptance. Changes to the hardware and software status following initial type acceptance of a system or a system component require previous testing and approval by CCG. This is to be accomplished according to the procedure described in Appendix 3, Chapter "Type modification".

9.4 Type acceptance does not relieve the contractor from his guarantee obligations.

9.5 In deviation to the procedure/conditions described in Appendix 3, Chapter "Type acceptance", type acceptance will be accomplished for the systems ordered up to and including August 1999 by CCG beginning with the stage "Acceptance testing on 1st site".


10       FIELD ACCEPTANCE

10.1 Acceptance of the specific goods and services is to be accomplished at each designated location by a field acceptance performed by CCG. The Contractor is obligated to support CCG in the field acceptance according to the scope defined in Appendix 3 at no cost. Field acceptance for each individual call up shall be completed when the entire hardware and software called up has been delivered to the specified point of use and the call up based on the contractual specifications of CCG is installed completely, wired, connected to the line power and the management system, tested, documented and transferred to CCG or a representative expressly authorized for this purpose. CCG shall confirm fuel acceptance to the Contractor by issuing a field acceptance certificate (FAC). The field acceptance certificate shall be signed immediately after conclusion of successful performance of the field acceptance.

10.2 Installation of the system shall be accomplished according to the setup guidelines included as Appendix 5.

10.3 Field acceptance shall be accomplished according to the procedure and conditions described in Appendix 3, Chapter "Field acceptance".

10.4 Regardless of the terms specified in Appendix 3, field acceptance shall be considered to be declared when the system or parts thereof have been put into practical operation. This regulation shall not apply, however, when the contractor is in delay with his goods or services and CCG has put the system or parts thereof into operation in order to fulfill proven existing obligations to the customers of CCG (so-called "preliminary operation"). In such cases, the contractor shall receive apportion of the remuneration agreed upon for the system or parts thereof as monthly utilization fee even before field acceptance.

         The amount of this utilization fee shall be based on the total of the prices agreed on for the hardware and software delivered up until the time of preliminary operation taking into consideration a depreciation period of ........ years (calculation example: total of prices for hardware and software delivered: 5 (years): 12 (months) = monthly utilization fee. The utilization fee shall be due and payable at the beginning of each month for the previous month. This shall be deducted from the remuneration to be paid by CCG for the system or parts thereof following field acceptance. Payment of the utilization fee does not represent a relinquishment by CCG of possible claims resulting from delay or payment of a contract penalty according to Section 341 of the German Civil Code. If preliminary operation lasts longer than 2 months, the system or parts thereof which have been put into operation shall be considered to be accepted.

10.5 If type acceptance is refused, delay on the part of the contractor shall begin retroactively from the date of the message "Site ready for acceptance" within the sense of Appendix 3, Chapter 2.1 unless CCG is guilty of delaying introduction and performance of the type acceptance test. The parties to this contract agree that introduction of a type acceptance test within one calendar week from the date of the message "Site ready for acceptance" shall be considered to be within due time. CCG is obligated to start the test within this period. The parties to this contract shall use qualified personnel in performing the tests.

11       RETURN OF DEFECTIVE GOODS / PARTS, COMPLETE DISPOSAL

11.1 The Contractor shall take back all transport packaging without further remuneration and bear the costs for disposal.

11.2 The contractor shall be obligated to take back at no cost defective system components or system components no longer required and dispose of them without remuneration. The shipping costs shall be borne by the shipper.

         If the legal situation should change during the term of the contract, both parties agree to find a mutually acceptable solution for the resulting additional costs for disposal.

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                                                                              15


11.3 The Contractor agrees to provide proof of proper disposal to CCG on request.

12       SYSTEM DOCUMENTATION

12.1 The Contractor shall provide complete system documentation in hard copy form in triplicate to CCG for each unit delivered. If desired by CCG, the documentation or parts thereof may also be supplied in software form (e.g. CD-ROM). CCG shall be entitled to copy this and use it in completing its own manuals and descriptions. The copyright for the system documentation shall remain with the contractor under all circumstances.

12.2 The system documentation shall describe the operation, function, characteristics and technical layout of the system components in a comprehensive and understandable manner. It shall include installation instructions, repair instructions, operating instructions and technical descriptions, etc.

12.3 Installation instructions and operating instructions are to be completed in German. Technical descriptions may be completed in English.

12.4 A check of the system documentation shall be included as an item in the type acceptance.

12.5 The Contractor shall advise CCG immediately over any errors and deficiencies recognized subsequently in the software documentation and correct the system documentation accordingly. In particular, the contractor shall adapt the system documentation to hardware and software status modifications. Individual changes can be made by sufficiently referenced modification sheets. In the event of multiple or comprehensive modifications, the contractor shall supply a revised

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         version of the system documentation. The correction work shall be accomplished without additional remuneration in each case.

13       STANDARD DOCUMENTATION

13.1 The Contractor shall make up complete a site documentation per site and submit this to CCG at the time of field acceptance. The layout and contents of the standard documentation is described in Appendix 4. Completion and delivery of the site documentation is to be accomplished without additional remuneration in each case.

13.2 A check of the site documentation shall be included as an item in the field acceptance.

13.3 The Contractor shall advise CCG immediately over any errors and deficiencies recognized subsequently in the software documentation and correct the site documentation accordingly. In particular, the contractor shall adapt the site documentation to hardware and software status modifications. Individual changes can be made by sufficiently referenced modification sheets. In the event of multiple or comprehensive modifications, the contractor shall supply a revised version of the site documentation. The correction work shall be accomplished without additional remuneration in each case.

14       OBLIGATION TO CHECK AND REPRIMAND

14.1 Aside from checking the quantity, CCG shall be entitled to limit its examinations to random checking of the delivery.

14.2 The Contractor waives any further right to raise any objection on the basis of violation of obligations to immediately check and reprimand according to Section 377, 378 of the German Commercial Code.

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                                                                              17


15       DELIVERY DEADLINES

15.1 The delivery deadlines are specified in Appendix 3, Chapter "Delivery times" and will be specified in the corresponding orders.

15.2 If the Contractor is in delay with delivery of a system ready for acceptance or parts therefore, the Contractor shall be obligated to pay a contract penalty in the amount of ***** of the price of the network elements affected by the delay plus the price of those network elements which cannot be used commercially due to the delay per calendar day up to a maximum amount of **** of this reference amount. Within the sense of Item 15.2, commercially usable means that the usability of the network elements in terms of the telecommunications services provided therewith or their administration (network management) shall not be omitted completely or limited significantly whereby a significant limitation for administration is already present when increased operating expenditures are present for CCG. The Contractor can avoid payment of the contract penalty by completing delivery of the goods and services in question within a grace period of 2 weeks after the beginning of the delay. CCG shall be entitled to claim damages going beyond the above described contract penalty up to a maximum limit of *** of the previous calculation bases. This agreement shall satisfy all claims of CCG resulting from delay in the delivery of the system or parts thereof. This shall not affect the right of CCG to terminate this contract according to Item 26.2 as well as the right to claim damages according to Item 20.4.

15.3 To claim this contract penalty it shall not be necessary to make notice of reservations according to Section 341, Para. 3 of the German Civil Code; on the contrary, such claims can be made up to six (6) months following receipt of the final bill.

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16       DEVELOPMENT MILESTONES

16.1 The Contractor is obligated to continue development of the system components in terms of the characteristics and functions specified in Appendix 2 and provide these to CCG for type acceptance at the deadlines specified below unless CCG agrees to a later deadline for provision for acceptance.

         T1:      **********
         T2:      **********
         T3:      **********

         Te1:     **********
         Te2:     **********
         Te3:     **********
         Te4:     **********
         Te5      **********
         Te6:     **********
         Te7:     **********
         Te8:     **********
         Te9:     **********
         Te10:    **********
         Te11:    **********
         Te12:    **********
         Te13:    **********

16.2 If the Contractor is in delay in providing the systems and properties specified in Appendix 2, Chapter 1 for type acceptance or parts thereof, the Contractor shall be obligated to pay a contract penalty in the amount of *** of the penalty specified in each case in Appendix 2, Chapter 1 per week up to the amount of the entire specific amount of the contract penalty unless CCG has accepted a modification recommendation according to the terms in Item 5.3. The Contractor

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         can avoid payment of the contract penalty by providing the systems and properties specified in Appendix 2, Chapter 1 for type acceptance within a grace period of 4 weeks after the beginning of the delay:
         Moreover, the contractor shall not be obligated to payment of the contract penalty when CCG can satisfy its obligations to his customers in supplying the telecommunications services in spite of such delay. The previous sentence applies accordingly when the systems or properties in delay have no significance effect on the operating procedure. CCG shall be entitled to claim payment of this contract penalty in addition to the contract penalty according to Item 15.2 of this contract. In such cases, the contract penalty according to Item
         15.2 shall be deducted from the contract penalty according to this paragraph. If CCG claims payment of the contract penalty according to
         Item 16.2, reduction of the purchase price is waived. The contract penalty to be paid by the Contractor according to Item 16.2 shall be limited to a total amount of *********: All claims by CCG resulting from delay in providing the systems and characteristics specified in Appendix 2, Chapter 1 for type acceptance shall be satisfied by the previous regulations.

16.3 To claim this contract penalty it shall not be necessary to make notice of reservations according to Section 341, Para. 3 of the German Civil Code; on the contrary, such claims can be made up to six (6) months following receipt of the final bill.

17       Repair Times

17.1 As far as CCG makes use of the repair and maintenance services pursuant to Annex 3, Chapter "Maintenance and Services", the Contractor is in particular obligated to observe the repair times (Time to Repair, TTR) pursuant to Annex 3, Chapter "Corrective Maintenance Service".

17.2 If the Contractor is late with a repair commission or parts thereof, the Contractor is hence obligated to pay the following contractual penalties:

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         **********      for delays up to and including 6 h
         **********      for delays from 6 h up to and including 12 h
         **********      for delays from 12 h up to and including 18 h
         **********      for delays from 18 h up to and including 36 h

         For each additional 24-hour time frame, in which the delay of the Contractor persists, the Contractor is obligated to pay a contractual penalty of ********* up to an additional overall sum of ********* per repair case. Further reaching damage compensation claims and the CCG's right to performance remains unaffected by the foregoing provision. Such further reaching damage compensation claims are limited in cases of slight negligence to the claims set forth in Item 20.4 with the maximum liability sums named therein. As far as CCG asserts damage compensation claims against the Contractor besides the contractual penalty, the contractual penalty paid by the Contractor shall be deducted from any damage compensation to be paid.

17.3 For the assertion of the contractual penalty, no reservation pursuant to Section 341 Par. 3 of the German Civil Code is required; rather, such can be asserted up to six (6) months after receipt of the closing account.

18       MTBF GUARANTEE

18.1 Regardless of such a guarantee obligation, the Contractor in particular guarantees for the MTBF values (Mean Time between Failure) of the system components set forth in Annex 2. The Contractor shall immediately and extensively inspect in a technically sound manner any untypical frequent occurrences of system breakdowns observed by CCG and provide CCG with a

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         detailed report concerning the results of the inspection. Any design, manufacturer or material defects which come to light must be reported immediately to CCG. The removal of the deficiencies in the already installed systems is to be undertaken at no charge by the Contractor in agreement with CCG within the warranty period.

18.2 Regardless of 18.1, the Contractor is subject to the obligation of immediately informing CCG if he is aware of risks which could present a danger to the fulfillment of the agreed MTBF values.

19.      WARRANTY

19.1 The Contractor warrants that the system meets the contractual demands pursuant to Annex 2, in particular that it demonstrates the assured properties and is not afflicted with deficiencies which neutralize or reduce the value of the suitability of the usual utilization or such which are contractually set forth.

19.2 The Contractor assures that the system components he shall supply shall be in accordance with the currently effective and applicable VDE (Association of German Electrical Engineers) safety standards, the provisions of the BAPT (Federal Bureau of Post and Telecommunication) as well as the currently effective and applicable standards in reference to the EMC (Electromagnetic Compatibility). Furthermore, the Contractor warrants the observance of all trade association health or safety demands and all other standards for telecommunication facilities.

19.3 The warranty period for the functionality and the faultlessness of the system components as well as of the entire system (here, entire system means the sum of the system components accepted by the 31st of December 1999 by the field acceptance) amounts to a total of 24 months after the issuance of the relevant field acceptance certificate (FAC). In terms of the issuance of the FAC, reference is made to the provision in Item 7.2, second paragraph.

19.4 For all components of the system, which are not able to be used as contractually stipulated due to the interruption in operations which occurs because improvement works or the delivery of replacement parts was necessary, the warranty period is extended for the duration of such an interruption.

19.5 The Contractor must immediately remove all deficiencies in the supply or services of which are complained during the warranty period, at the latest, however, within 5 calendar days and at no charge - including related costs.

         If a repair is not possible or if the reception of improved parts is not reasonable for CCG, the Contractor must replace the faulty parts with new ones. If the defect is not remedied despite threefold replacement part deliveries, CCG can return the entire system and demand the reimbursement of the purchase price if there is a Class A defect pursuant to Annex 3. Likewise, for improvement of replacement supplies, the Contractor guarantees the original delivery, namely until a later time period, i.e. either the expiration of the warranty for the originally delivered part or six (6) months.

19.6 In the event that the defect is not in an individual piece of equipment, rather it is a serious system or series defect, CCG can set a deadline for the Contractor to remedy such deficiencies. After the unsuccessful expiration of the deadline, CCG can back down in full or in part according to their free judgment from the individual contracts, give back already supplied equipment and demand the reimbursement of the already paid purchase price as well as damage compensation.

19.7 The non-observance of the technical specifications pursuant to Annex 2, the non-existence of the required certifications and the deviation from the provisions pursuant to 19.2 are deemed as a deficiency as long as non-specific specifications are expressly expendable according to this contract.

19.8 In the event of software deficiencies, the Contractor must remedy the defect as expeditiously as possible. Hereby an intermediate temporary, makeshift solution reasonable for CCG (avoidance) may be applied for the avoidance of breakdown times. If the deficiency is not remediable within a reasonable amount of time, the Contractor must bring in a completely new version of the affected software. If the deficiency ultimately cannot be remedied, CCG has the right to reject the entire system and to withdraw from the contract as a whole.

19.9 If the Contractor is late with his deficiency removal obligation, CCG can themselves undertake the necessary measures regardless of the warranty obligation of the Contractor, as far as these measures are in unison with the repair instructions given by the Contractor to the CCG. CCG can bill the Contractor for the resulting costs. With the exception of urgent cases, the Contractor shall be informed before the carrying out of the measures; after completion of the repair works, the Contractor shall receive a report concerning the nature and scope of the deficiencies and the completed works.

19.10 The right to redhibition, deduction or damage compensation remains unaffected thereby.

20       LIABILITY FOR DAMAGE COMPENSATION CLAIMS

20.1 The Contractor, his staff members and vicarious agents are liable for damage compensation claims of the CCG, regardless of the nature and on the basis of whatever legal grounds, according to the statutory provisions, as far as this is not stipulated otherwise in this contract.

20.2 The Contractor is liable in full in the framework of and pursuant to the regulations of the merchandise liability law.

20.3 The Contractor is unlimitedly liable for damages caused willfully or in gross negligence. Furthermore, the Contractor is unlimitedly liable for the typical contractual and foreseeable damages from the infringement of contractual cardinal obligations and for the non-observance of assured characteristics, excluding the liability for the direct or consequential losses such as the loss of profit or operational downtime; in the event of the infringement of the cardinal obligations, latter is only permissible in cases of slight negligence.

20.4 As far as the contractual partners of the CCG assert damage compensation claims against CCG, which are based on the fact that the contractual partners made use of the compensation of property damages within the limits of the Code of Telecommunication Customer Protection by their end customers, the Contractor is unlimitedly liable for the compensation of these damages as far such can be traced to the willing or grossly negligent conduct of the Contractor towards CCG. In the event of slight negligence, the Contractor is liable per individual case for an amount of **********; a maximum total, however, in an amount of **********.

20.5 Furthermore, the liability of the Contractor, regardless of the legal grounds, is limited to indirect typical contractual damages with the exception of the liability for direct or consequential losses, such a loss of profit or operational downtime. Furthermore this liability is limited to ********** per individual case and in total to **********. In the event of the foregoing liability limitation, any contractual

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         penalties paid by the Contractor as well as the liability under Item
         20.4 are deducted.

21       TRANSFER OF RISKS AND TRANSFER OF TITLE

21.1 The transfer of risks is effected at delivery of the individual system component to ICC INCOTERM (1990) DDP.

21.2 The Contractor reserves the ownership rights to the delivered system components until the complete redemption of the purchase price.

         Until the complete redemption of the purchase price, CCG can acquire no ownership of the delivered systems components by the installation of said into other devices. Any work on of the system components delivered by the Contractor shall be carried out by the Contractor. In the event of the installation into alien merchandise by CCG, the Contractor shall become co-owner of the newly created products in relation of the value of its system components to the co-used alien merchandise. The products resulting from such are valid as the reserved merchandise of the Contractor.

         Until the expiration of the reservation of ownership, CCG is, as far as it has fulfilled its payment obligations to the Contractor, entitled to the reselling of the delivered system components or to the products arising from the association within the framework of their orderly business operations only under reservation of ownership. In the event of the intervention of third parties to the reserved merchandise, CCG shall make reference to the ownership rights of the Contractor and report such without delay to the Contractor. As of now, as a precaution, CCG already assigns to the Contractor all claims to which it is entitled from any reselling or subletting with the secondary rights in the amount of the value of the delivered system components. Until revoked, CCG is authorized and obligated to collect the assigned claims in its own name. The Contractor shall not report the assignment of the contractual partners of CCG as long as CCG fulfils its payment obligations to the Contractor, is not in arrears with its payments and in particular, has not filed for the opening of bankruptcy proceedings and there has been no suspension of payments.

         If CCG does not properly fulfill its payment obligations to the Contractor, the Contractor is entitled at any time to take the reserved merchandise; this does not constitute a withdrawal from the contract. The Contractor shall release the securities of the CCG insofar as the value of such exceeds all claims to be secured by more than 20%.

         22. PERMITS

         The Contractor is obligated to punctually obtain all necessary permits for the delivery of the object of the contract. The lack of necessary permits as such is not an event of force majeure.

         23. AVAILABILITY OF REPLACEMENT PARTS

         The Contractor assures the availability of replacement parts or compatible parts as well as the service support for a time frame of 10 years, calculated from the time of the field acceptance of the relevant system component.

         24. CONFIDENTIALITY AND DATA PROTECTION

         Both contractual parties undertake to observe the confidentiality agreement attached as Annex 6 as well as the attached data protection and obligation of confidentiality.

         25 TRAINING

         The Contractor undertakes to conduct training sessions pursuant to Annex 3, Chapter "Training" as far as CCG requests such. As far as possible, the training sessions shall be held in German. If the training sessions should be held in English, the Contractor shall provide a translator.

         26. CONTRACTUAL TERM

         26.1 This outline contract has a period of validity of 24 moths beginning with the signing of this contract. The contractual term can be extended by a year each on the part of CCG by observing a deadline of 2 months before the expiration of the running contractual term. The Contractor is entitled to terminate this outline contract after the expiration of 5 years by observing a deadline of 6 months. For the optional repair and maintenance services pursuant to Annex 3, Chapter "Maintenance Services", the period of validity amounts to 6 months. It can be extended on the part of CCG by observing a deadline of 2 months before the expiration of the running service period by a further 6 months each.

26.2 A termination due to important grounds remains unaffected by such. An important ground for the termination is existent, in particular, if one of the parties violates essential obligations stemming from this contract and does not provide a remedy within a reasonable given deadline after being demanded in writing to do such by the other party. An important ground for both parties is existent, e.g. in the event of the filing for or the commencement of bankruptcy proceedings on the property of the other party or in the event of the rejection of the commencement of such proceedings due to a lack of assets. In the event of the termination for an important ground, the services provided by the Contractor up until the point of the going into effect of the termination are to be remunerated insofar as they can be used by CCG for the entire system.

27       YEAR 2000 CONFORMITY

         27.1 The Contractor assures the year 2000 conformity of the contractual services.

         Year 2000 conformity shall mean that neither performance nor functionality of a system be affected by dates prior to, during and after the year 2000.

         In particular that means:

         - No value for the current date will cause any system operations interruption.

         - Databased functions must behave consistently for dates prior to, during and after the year 2000.

         - In all interfaces and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inference rules.

         - The year 2000 must be recognized as a leap year by the system. 27.2 Any eventual claims of the CCG in connection with this assurance do not lapse before the 31st of March 2001.


28.      FORCE MAJEURE

Events of force majeure, which in full or in part hinder the parties in the fulfillment of their obligations, release both parties from the fulfillment of this contract until the absence of the force majeure in the scope of the arisen service hindrance. The party, which is struck by the force majeure, must report to the other party immediately of the onset of the force majeure and of the later omission. If due to the force majeure a delay in services occurs which amounts to more than 30 calendar days, the party not experiencing the force majeure may terminate this contract immediately by making a written statement of such to the other party. The services provided until this time are to be remunerated insofar as they are economically usable for CCG and have actually been in use.

29       MISCELLANEOUS

29.1 The General Business Terms of the parties are not applicable. Subsidiary agreements have not been made. Modifications, supplements are required in writing in order to be effective. The same applies to agreements which should be restricted or neutralized by the written form prerequisites.

29.2 The place of performance for the delivery and services is the business office of the relevant delivery and service.

29.3 This contract is subject to the laws of the Federal Republic of Germany with the exception of the regulations of international private law. The UN convention on the international sale of merchandise is not applicable. Legal venue for disputes arising from this contract is Hannover, Germany.

29.4 If any sections of this contract are or should prove to be ineffective, the effectiveness of the remaining contractual provisions remains unaffected by such. In such events, such provisions, which come closest as possible to the economic aims of the ineffective provision, shall replace the ineffective provisions. The same applies in the event of a contractual loophole.

29.5 Claims of the partners arising from this contract may only be assigned with the written consent of the other party who shall not refuse this unreasonably.

29.6 On the part of the Contractor, this contract is subject to the decisive terms of the approval of the shareholders' body which shall be obtained by the 15th of October 1999.

Hannover, the 21st of September, 1999            Hannover, the 21st of September
1999

CCG
Carriers' Carrier Gesellschaft mbH
Karlsruher Str. 2 b                                 Nortel Dasa Network Systems
30519 Hannover
/s/                                                 /s/
----------------------------------                  ---------------------------
CCG                                                 Contractor

                    PRICE LIST FOR PAN-GERMAN NETWORK BUILD, CCG



       ITEM                                                                       ORDER CODE                     PRICE
                                                                                                                   DM
TN-64X
CORE AND TRANSPORT SHELF
BREAKER MODULE                                                                NTCA40AA                               ***
SC060 SHELF CONTROLLER                                                        NTCA41BA                               ***
32M SHELF CONTROLLER                                                          NTCA41CA                               ***
MESSAGE TRANSFER CARD                                                         NTCA48AA                               ***
PARALELL TELEMETRY CARD                                                       NTCA45AA                               ***
MAINTENANCE INTERFACE CARD                                                    NTCA42AA                               ***
MAINTENANCE INTERFACE CARD (120 MBYTES)                                       S0000300S0000581                       ***
MAINTENANCE INTERFACE CARD (120 MBYTES)                                       S0000300S0000545                       ***
EUROPEAN 2 MHZ EXTERNAL SYNCHRONIZATION INTERFACE                             NTCE44BA                               ***
TRANSPORT SHELF FILLER CARD                                                   NTCA49AA                               ***
TRANSPORT SHELF SWITCH FILLER CARD                                            NTCA49AB                               ***
COMMON EQUIPMENT FILLER CARD (1 IN.)                                          NTCA59AA                               ***
OC192/STM64 4FR SWITCH ASSY                                                   NTCA24AA                               ***
OC192/STM64 DEMULTIPLIER (TMUX)                                               NTCA05BA                               ***
ADM AGGREGATES
OC-192/STM64 ADM 1533.47NM +/- CHIRP ADAPTERLESS                              NTCA01FK                               ***
OC-192/STM64 ADM 1528.77NM +/- CHIRP ADAPTERLESS                              NTCA01MK                               ***
OC-192/STM64 ADM 1535.04NM +/- CHIRP ADAPTERLESS                              NTCA01GK                               ***
OC-192/STM64 ADM 1530.33NM +/- CHIRP ADAPTERLESS                              NTCA01EK                               ***
OC-192/STM64 ADM 1539.77NM +/- CHIRP ADAPTERLESS                              NTCA01RK                               ***
OC-192/STM64 ADM 1538.19NM +/- CHIRP ADAPTERLESS                              NTCA01QK                               ***
OC-192/STM64 ADM 1536.61NM +/- CHIRP ADAPTERLESS                              NTCA01PK                               ***
OC-192/STM64 ADM 1531.90NM +/- CHIRP ADAPTERLESS                              NTCA01NK                               ***
OC-192/STM64 ADM 1555.75NM +/- CHIRP ADAPTERLESS                              NTCA01XK                               ***
OC-192/STM64 ADM 1550.92NM +/- CHIRP ADAPTERLESS                              NTCA01VK                               ***
OC-192/STM64 ADM 1557.36NM +/- CHIRP ADAPTERLESS                              NTCA01LK                               ***
OC-192/STM64 ADM 1552.52NM +/- CHIRP ADAPTERLESS                              NTCA01KK                               ***
OC-192/STM64 ADM 1547.72NM +/- CHIRP ADAPTERLESS                              NTCA01UK                               ***
OC-192/STM64 ADM 1558.98NM +/- CHIRP ADAPTERLESS                              NTCA01YK                               ***
OC-192/STM64 ADM 1549.32NM +/- CHIRP ADAPTERLESS                              NTCA01JK                               ***
OC-192/STM64 ADM 1554.13NM +/- CHIRP ADAPTERLESS                              NTCA01WK                               ***
REGENERATOR AGGREGATES
OC-192/STM64 REGEN 1533.47NM +/- CHIRP ADAPTERLESS                            NTCA03FK                               ***
OC-192/STM64 REGEN 1528.77NM +/- CHIRP ADAPTERLESS                            NTCA03MK                               ***
OC-192/STM64 REGEN 1535.04NM +/- CHIRP ADAPTERLESS                            NTCA03GK                               ***
OC-192/STM64 REGEN 1530.33NM +/- CHIRP ADAPTERLESS                            NTCA03EK                               ***
OC-192/STM64 REGEN 1539.77NM +/- CHIRP ADAPTERLESS                            NTCA03RK                               ***
OC-192/STM64 REGEN 1538.19NM +/- CHIRP ADAPTERLESS                            NTCA03QK                               ***
OC-192/STM64 REGEN 1536.61NM +/- CHIRP ADAPTERLESS                            NTCA03PK                               ***
OC-192/STM64 REGEN 1531.90NM +/- CHIRP ADAPTERLESS                            NTCA03NK                               ***
OC-192/STM64 REGEN 1555.75NM +/- CHIRP ADAPTERLESS                            NTCA03XK                               ***
OC-192/STM64 REGEN 1550.92NM +/- CHIRP ADAPTERLESS                            NTCA03VK                               ***
OC-192/STM64 REGEN 1557.36NM +/- CHIRP ADAPTERLESS                            NTCA03LK                               ***
OC-192/STM64 REGEN 1552.52NM +/- CHIRP ADAPTERLESS                            NTCA03KK                               ***
OC-192/STM64 REGEN 1547.72NM +/- CHIRP ADAPTERLESS                            NTCA03UK                               ***
OC-192/STM64 REGEN 1558.98NM +/- CHIRP ADAPTERLESS                            NTCA03YK                               ***
OC-192/STM64 REGEN 1549.32NM +/- CHIRP ADAPTERLESS                            NTCA03JK                               ***
OC-192/STM64 REGEN 1554.13NM +/- CHIRP ADAPTERLESS                            NTCA03WK                               ***

20 September 1999

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RECEIVERS
OC-192/STM64 SHORT REACH RECEIVER ADAPTERLESS BULK                            NTCA02BK                              ***

QUAD-OC12 T/R 1310NM SC                                                       NTCA36BC                              ***

LICENSES AND SOFTWARE
TN-64X APPLICATION - 4F SPRING                                                NTQJ93TC                              ***
FEC Licence                                                                   NTQJ93TF                              ***
TN-64X APPLICATION - REGENERATOR / MOR                                        NTQJ93TD                              ***
TN-64X INM RTU
INM Core Management RTU                                                       NTNM23BAAG                            ***
INM Performance Management RTU                                                NTNM23BCAG                            ***
INM Inventory  Management RTU                                                 NTNM31BDAG                            ***
INM Trail Management RTU                                                      NTNM12BAAG                            ***
INM Trail Advisor RTU                                                         NTNM12BBAG                            ***
INM Trail Scheduler                                                           NTNM12BCAG                            ***
INSTALLATION AND COMMISSIONING
Inst. STM-4 quad (4*port) card on TN-64X                                                                            ***
Inst. TN-64X Core system with aggregates                                                                            ***
CORRECTIVE MAINTENANCE
TN-64X FLM and TAS                                                                                        See commercial
                                                                                                  agreement for Yr. 2000

OPTera LH
MOR PLUS (BLUE PRE/RED POST) WITH OSC                                         NTCA11NK                              ***
MOR PLUS (RED PRE/BLUE POST) WITH OSC                                         NTCA11PK                              ***
1625NM OPTICAL SERVICE CHANNEL (SC)                                           NTCA11CC                              ***
C/L Band Splitter with 1625nm for OSC                                         NTCA15GH                              ***
100GHZ 8+2W MB/DR, VOA, SC                                                    NTCA10CC                              ***
100GHZ 8+2W MR/DB, VOA, SC                                                    NTCA10DC                              ***
100GHZ 16W UPGRADE MB/DR, VOA, SC                                             NTCA10EC                              ***
100GHZ 16W UPGRADE MR/DB, VOA, SC                                             NTCA10FC                              ***
SC-SC ADAPTER KIT                                                             NTCC99AC                              ***
DWDM SHELF ASSY - 4 POS (STD ETSI)                                            NTFW88DA                              ***
DWDM ADM 33/55,SC                                                             NTCA13MC                              ***
DWDM ADM 35/57,SC                                                             NTCA13NC                              ***

LICENSES AND SOFTWARE
MOR RTU                                                                       NTCA62DA                              ***
TN-64X APPLICATION - REGENERATOR / MOR                                        NTQJ93TD                              ***
MOR+ INM RTU
INM Core Management RTU - MOR                                                 NTNM23BAAN                            ***
INM Inventory Management RTU - MOR                                            NTNM31BDAN                            ***
INSTALLATION AND COMMISSIONING
Install MOR/DWDM Plus                                                                                               ***
CORRECTIVE MAINTENANCE
MOR+ FLM and TAS                                                                                          See commercial
                                                                                                  agreement for Yr. 2000

DWDM FLM  and TAS per site                                                                                See commercial
                                                                                                  agreement for Yr. 2000

TN-16XE
CORE
SATURN MULTIPLEXER ASSEMBLY                                                   NTEU70AA                              ***

20 September 1999

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

INSTALLATION KIT (ETSI)                                                       NTEU57AA                              ***
SATURN 1" FILLER CARD ASSEMBLY                                                NTEU30AA                              ***
AGGREGATES
STM-16o AGG 1310 (FC/PC)                                                      NTEU25AA                              ***
TRIBUTARIES
SATURN STM10 DUAL PORT TRIB ASSEMBLY                                          NTEU10AA                              ***
STM1E/140MBIT TRIB                                                            NTEU13AA                              ***
STM-4O                                                                                                              ***
CABLES AND CONNECTORS
CABLE ASSY (RACK ALARM-SATURN)                                                NTEU4520                              ***
TN-16XE INM RTU
INM Core Management RTU                                                       NTNM23BAAM                            ***
INM Performance Management RTU                                                NTNM23BCAM                            ***
INM Inventory  Management RTU - TN-16XE                                       NTNM31BDAM                            ***
INM TRAIL MANAGER                                                             NTNM12BAAM                            ***
INM TRAIL ADVISOR RTU                                                         NTNM12BBAM                            ***
INM TRAIL SCHEDULER RTU                                                       NTNM12BCAM                            ***
INSTALLATION AND COMMISSIONING
Inst. TN-16XE core system with aggregates                                                                           ***
Inst. STM-1e single port trib card on TN-16XE                                                                       ***
Inst. STM-1o dual port (2*) trib card on TN-16XE                                                                    ***
INST. STM-4O TRIB CARD                                                                                              ***
CORRECTIVE MAINTENANCE
TN-16XE FLM and TAS                                                                                       See commercial
                                                                                                  agreement for Yr. 2000

TN-4XE
CORE
SATURN MULTIPLEXER ASSEMBLY                                                   NTEU70AA                              ***
INSTALLATION KIT (ETSI)                                                       NTEU57AA                              ***
SATURN 1" FILLER CARD ASSEMBLY                                                NTEU30AA                              ***
SATURN 3" FILLER CARD ASSEMBLY                                                NTEU30AB                              ***
AGGREGATES
SATURN STM140 AGGREGATE ASSEMBLY                                              NTEU20AA                              ***
TRIBUTARIES
SATURN STM10 DUAL PORT TRIB ASSEMBLY                                          NTEU10AA                              ***
CABLES AND CONNECTORS
Cable assy (Rack Alarm - Saturn)                                              NTEU4520                              ***
TN-4XE INM RTU
INM Core Management RTU                                                       NTNM23BAAD                            ***
INM Performance Management RTU                                                NTNM23BCAD                            ***
INM Inventory  Management RTU - TN-4XE                                        NTNM31BDAD                            ***
INM TRAIL MANAGER                                                             NTNM12BAAD                            ***
INM TRAIL ADVISOR RTU                                                         NTNM12BBAD                            ***
INM TRAIL SCHEDULER RTU                                                       NTNM12BCAD                            ***
INSTALLATION AND COMMISSIONING
Inst 4XE with aggs                                                                                                  ***
Inst. STM-1o dual port (2*) trib card on TN-4XE                                                                     ***
CORRECTIVE MAINTENANCE
TN-4XE FLM and TAS                                                                                        See commercial
                                                                                                  agreement for Yr. 2000

TN-1X
CORE
TN-1X Synchronous Access Multiplexer Subrack                                  25GMU00750GWV                          ***
Shelf Kit                                                                     25SKM00750HFN                          ***

20 September 1999

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

TN-1X Installation Kit                                                        25SKM00807ABL                          ***
Local Craft Access Panel Type 1                                               25UEP00750GXB                          ***
Service Interface Module Type 10 (Misc)                                       25UJJ00750GXC                          ***
Service Interface Module Type 40 (LCAP)                                       25UJJ00750GWX                          ***
Subrack Cover Kit                                                             25SKM00750HFL                          ***
Kit -Installation                                                             25SKM00750KAD                          ***
Dummy Front Panel 1"                                                          25RBN00021AAB                          ***
Dummy Front Panel 1.6"                                                        25RBN00021AAC                          ***
Dummy Front Panel 1.8"                                                        25RBN00021AAD                          ***
Dummy SIA Panel 1"                                                            25RBN00021AAA                          ***
Power Supply Unit                                                             25UPW00750HAY                          ***
Subrack Control Unit                                                          25UMN00750GXD                          ***
Payload Manager (mixed payloads)                                              NTKD10AA                               ***
AGGREGATES
STM-1 Optical Aggregate CR                                                    NTKD20AA                               ***
TRIBUTARIES
16 x 2 Mbit/s G.703 Tributary Card 120 Ohm                                    25UJU00750HVQ                          ***
Traffic Interface Module (TIM) Type 22                                        25UJJ00750HLV                          ***
TN-1X INM RTU
INM Core Management RTU                                                       NTNM23BAAC                             ***
INM Performance Management RTU                                                NTNM23BCAC                             ***
INM Inventory Management RTU                                                  NTNM31BDAC                             ***
INM TRAIL MANAGER                                                             NTNM12BAAC                             ***
INM TRAIL ADVISOR RTU                                                         NTNM12BBAC                             ***
INM TRAIL SCHEDULER RTU                                                       NTNM12BCAD                             ***
INSTALLATION AND COMMISSIONING
Inst 1X with aggs                                                                                                    ***
CORRECTIVE MAINTENANCE
TN-1X FLM and TAS                                                                               See commercial agreement
                                                                                                            for Yr. 2000

TN-1C
CORE
TN-1C 8x2/16x2 turbo ADM                                                      NTFT52BD                               ***
TN-1C INSTALLATION KIT (RACK)                                                 NTFT06AA                               ***
TN-1C INM RTU
INM Core Management RTU                                                       NTNM23BAAB                             ***
INM Performance Management RTU                                                NTNM23BCAB                             ***
INM Inventory Management RTU                                                  NTNM31BDAB                             ***
INM TRAIL MANAGER                                                             NTNM12BAAB                             ***
INM TRAIL ADVISOR RTU                                                         NTNM12BBAB                             ***
INM TRAIL SCHEDULER RTU                                                       NTNM12BCAB                             ***
INSTALLATION AND COMMISSIONING
Inst 1C with aggs                                                                                                    ***
CORRECTIVE MAINTENANCE
TN-1C FLM and TAS                                                                               See commercial agreement
                                                                                                            for Yr. 2000
EQUIPMENT PRACTICE
TN-64X
MECH BAY ASSY ETSI TRIB SH (2.0 MHZ SATT)                                     NTCE89BB                               ***
Mech bay Assy ETSI                                                            NTCE89GB                               ***
MECH BAY ASSY, ETSI 2.0MHZ (W/LINE EXTENSION SH)                              NTCE89BD                               ***
ETSI EQUIPMENT PRACTICE
2.2M ETSI RACK, STEEL UPRIGHTS, NO SIDE PANELS                                NTKD70AB                               ***
NT ETSI Rack Standard Inst.Kit                                                25SKM00807ABE                          ***

20 September 1999

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit                           25SKM00807AAN                         ***
Fan Installation kit (ETSI 3 shelf)                                           NTEU59AA                              ***
Lower Vent Cover (75mm)                                                       P0890340                              ***

INTEGRATED NETWORK MANAGEMENT
EC-1 HARDWARE
HP B180                                                                                                             ***
TN-1X Release 8.2 software download (from EC)                                 NTQJ31HE                              ***
HP-UX 10.20 Y2K Patches, 8 May 98                                             NTQJ30MC                              ***
EC-1 RELEASE 13.1 SERVICE PACK 2                                              NTQJ30MH                              ***
HP-UX 10.20 Y2K Patches, 8 May 98                                             NTQJ01EC                              ***

CORBA INTERFACE RTU
Trail Management feature                                                                                            ***
Inventory Management feature                                                                                        ***
Performance Management feature                                                                                      ***
Fault Management feature                                                                                            ***
Consultancy for above (per day)                                                                                     ***

POPC HARDWARE
PARTITIONED OPC CONTROLLER                                                    NTCA50AA                              ***
PARTITIONED OPC STORAGE MODULE                                                NTCA51AA                              ***
PARTITIONED OPC IO MODULE                                                     NTCA52AA                              ***
PARTITIONED OPC STORAGE MODULE (for TN-64X)                                   S0000600S0000514                      ***
PARTITIONED OPC STORAGE MODULE (for OPTera LH)                                S0000600S0000583                      ***
OPC Flash Cartridge (122M) for OPTera LH                                      S0000700S0000580                      ***
OPC Flash Cartridge (122M) for TN-64X                                         S0000700S0000515                      ***


SOFTWARE CERTIFICATE                                                          NTNM51AD                              ***
INM APPLICATION RTU
INM Broadband RTU                                                             NTNM51AA                              ***
INM Resilient platform RTU
(per resilient platform)                                                      NTNM51AB                              ***
INM External Alarm Interface RTU                                              NTNM23AG                              ***
Netscape for Unix (Fastrack Server and Navigator)                             NTQJ81AA                              ***



INM HARDWARE
HP C3000 workstation                                                               No longer required               ***
INSTALLATION AND COMMISSIONING
Inst.l hardware for INM (HP)                                                                                        ***
CORRECTIVE MAINTENANCE
INM FLM and TAS                                                                                           See commercial
                                                                                                  agreement for Yr. 2000
INTEGRATION
Site survey per site                                                                                                ***
Integration of Network into the INM                                                                       See commercial
                                                                                                  agreement for Yr. 2000
Integration of Racks  (per Rack)                                                                                    ***

DCM
DCM-60 module assy                                                            NTCC14CC                              ***

20 September 1999

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


DCM-80 module assy                                                            NTCC14DC                               ***

DCM-100 module assy                                                           NTCC14EC                               ***

DCM-100N module assy                                                          NTCC14HC                               ***
DCM-300N module assy                                                          NTCC14JC                               ***
FIXED ATTENUATOR, IN-LINE, SC, 5 DB +/- 0.5 DB, 15                            FOP-ATT-SC-SMF-FXD-3-A                 ***


DCN
ROUTER 2514 0SI DC                                                            NTJM01MA                               ***
ROUTER 2514 0SI, Interfaces: 2 serial & 2 LAN, Protocols: IP & OSI,           NTJM01KA                               ***
Power 110-220 VAC, 50-60Hz, IOS Enterprise Software
BAYSTACK 106 10 BASE T HUB 12 PORT RJ-45-48 VDC                               NTJM02JA
10Base-T Hub with 12 ports, RJ45 Connectors, -48VDC Power                                                            ***
DCN Router Configuration                                                      NTJM99xx                               ***
CAB-X21MT/CAB-X21FC                                                           NTJM02DA                               ***
HS MODEM SP-1-AR,DC                                                           NTJM01TA                               ***
SHELF CANTELEVER 19IN MOUNTING                                                P0878672                               ***
TRANSCEIVER 10BASET                                                           NTJM01VA                               ***
Cable assy (OC192 Ethernet to terminal)                                       NTCC90CA                               ***
Cable Assy LAN RJ45 - RJ45 h/e                                                32YCN00727AFA                          ***
CABLE ASSY (OC192 ETHERNET TO LAN 20M)                                        NTCC90BA                               ***
MECHANICAL ASSEMBLY, RACK, 37U                                                A0726261                               ***
DISTRIBUTION BLOCK FUSED -48VDC              A0729324                                                                ***


GPS
TimeSource 3100 10 E1                        990-72020-02                                                            ***
RG59 (200 foot) 60 meter cable                                                060-72010-20                           ***


TRAINING
Per student per day                                                                                                  ***

COMMERCIAL ARRANGEMENTS;
Prices above are cash price, as negotiated for third party project financing for an initial order in 1999 of >***
When a full working 4F TN-64X ADM is ordered, two of the four aggregates and two of the receivers are to be included in the total price at ***
Price of workarounds to be covered by Nortel as per agreed commitments Corrective maintenance - review of services cost will take place on annual basis, discount structure as follows;
Total network build < *** corrective maintenance prices as above
Network build >*** < *** 10% price reduction on this portion
Network build >*** further 10% on this portion
Non-OEM prices are subject to a price decay of 7% p.a, starting 12 months from contract signature date
Prices are based on finance arranged between CCG and Nortel through a third party (i.e. not Nortel vendor financing)
FLM and TAS - Yr. 2000 charge for network ***. After a period of one year a review of use and efficiency will take place in order to align price. Integration of network into INM - a flat charge of *** to be paid for initial 1999 build, price per element to be agreed for subsequent orders.

20 September 1999 CAE

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

              FUTURE FEATURE AND PRODUCT PRICING FOR PAN-GERMAN NETWORK BUILD,
                                         CCG



  ----------------------------------------------------------------------------------------------------
                                  ITEM                                      ORDER CODE       PRICE
                                                                                               DM
  TN-64X STM-16 TRIB CARD 1310NM SC                                     NTCA30LC                  ***
  I&C for STM-16 trib card                                                                        ***

  TN-16XE quad 1e trib                                                  NTEU16KA                  ***
  I&C for STM-1e quad card                                                                        ***

  TN-64X Quad STM-1                                                                               ***
  I&C for STM-1e quad card                                                                        ***

  TN-64X 16*STM-1e trib card                                                                      ***
  I&C for 16*STM-1e trib card                                                                     ***

  OPTERA 1600G

  Dual 2.5Gbit/s transponder card for use with channel combiner         NTCA30CK                  ***
  I&C for dual 2.5Gbit/s transponder card                                                         ***
  FLM for dual port 2.5Gbit/s transponder card                                                    ***
  TAS for dual port 2.5Gbit/s transponder card                                                    ***

  10Gbit/s Channel combiner                                             NTCA06xK                  ***
  I&C for 10Gbit/s channel combiner                                                               ***
  FLM for 10Gbit/s channel combiner                                                               ***
  TAS for 10Gbit/s channel combiner                                                               ***

  10Gbit/s regen card                                                   NTCA04xK                  ***
  I&C for 10Gbit/s regen card                                                                     ***
  FLM for 10Gbit/s regen card                                                                     ***
  TAS for 10Gbit/s regen card                                                                     ***

  10G Wavelength Translator                                             NTCA07xx                  ***
  I&C for 10Gbit/s Wavelength Translator                                                          ***
  FLM for 10Gbit/s Wavelength Translator                                                          ***
  TAS for 10Gbit/s Wavelength Translator                                                          ***

  Wavelength Combiner Timing card                                       NTCA21AA                  ***

  C BAND
  Module 1  Pre Amp (8 wavelengths)                                     NTCA15CA                  ***
  Module 2  Booster   (20 wavelengths)                                  NTCA15CE                  ***
  Module 3 Booster   (40 wavelengths)                                   NTCA15CH                  ***
  C Band RTU                                                                                      ***
  I&C for Module 1-3 Pre Amp                                                                      ***
  FLM  for Module 1 Pre Amp                                                                       ***
  TAS for Module 1 Pre Amp                                                                        ***
  FLM  for Module 2 Booster                                                                       ***
  TAS for Module 2 Booster                                                                        ***
  FLM  for Module 3 Booster                                                                       ***
  TAS for Module 3 Booster                                                                        ***

  L BAND


-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

  Module 1  Pre Amp (8 wavelengths)                                                               ***
  Module 2  Booster   (20 wavelengths)                                                            ***
  Module 3 Booster   (40 wavelengths)                                                             ***
  L Band RTU                                                                                      ***
  I&C for Module 1-3 Pre Amp                                                                      ***
  FLM  for Module 1 Pre Amp                                                                       ***
  TAS for Module 1 Pre Amp                                                                        ***
  FLM  for Module 2 Booster                                                                       ***
  TAS for Module 2 Booster                                                                        ***
  FLM  for Module 3 Booster                                                                       ***
  TAS for Module 3 Booster                                                                        ***

  INTERLEAVING FILTER 300/150 (28 WAVELENGTH)
  C-Band                                                                NTCA15FA                  ***
  L-Band                                                                                          ***

  INTERLEAVING FILTER 100/50 (80 WAVELENGTH)
  C-Band                                                                                          ***
  L-Band                                                                                          ***

  Bi-directional OSC 1510/1480nm                                        NTCA15BK                  ***
  C/L splitter  (SC)                                                    NTCA15GH                  ***

  CONSULTANCY/POST CONTRACT
  Man hour price for technician (including travel within Germany) *** Man hour price for engineer (including travel within Germany) ***

  ----------------------------------------------------------------------------------------------------


Exact codes and descriptions of cards subject to change
Above prices subject to final negotiation

Consultancy prices dependant upon total number of hours required

                  PRICE LIST FOR PAN-GERMAN NETWORK BUILD CAE, CCG



       ITEM                                                                              ORDER NUMBER                   PRICE
                                                                                                                          DM

CABLES, DDF, ODF
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on FC/PC                                        1m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on FC/PC                                        2m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on FC/PC                                        5m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on FC/PC                                       10m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on FC/PC                                       15m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on FC/PC                                       20m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on E2000                                        1m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on E2000                                        2m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on E2000                                        5m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on E2000                                       10m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on E2000                                       15m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on E2000                                       20m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on SC/PC                                        1m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on SC/PC                                        2m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on SC/PC                                        5m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on SC/PC                                       10m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on SC/PC                                       15m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. FC/PC on SC/PC                                       20m                           ***

Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on SC/PC                                        1m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on SC/PC                                        2m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on SC/PC                                        5m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on SC/PC                                       10m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on SC/PC                                       15m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on SC/PC                                       20m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on E2000                                        1m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on E2000                                        2m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on E2000                                        5m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on E2000                                       10m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on E2000                                       15m                           ***
Optical fibre cable 9/125 1 E1V(ZN) H Simpl. SC/PC on E2000                                       20m                           ***
Coaxial cable Type 43/Type 1.6_5.6 75 OHM for 155 Mbit                                             1m                           ***
Coaxial cable Type 43/Type 1.6_5.6 75 OHM for 155 Mbit                                             2m                           ***
Coaxial cable Type 43/Type 1.6_5.6 75 OHM for 155 Mbit                                             5m                           ***
Coaxial cable Type 43/Type 1.6_5.6 75 OHM for 155 Mbit                                            10m                           ***
Coaxial cable Type 43/Type 1.6_5.6 75 OHM for 155 Mbit                                            15m                           ***
Coaxial cable Type 43/Type 1.6_5.6 75 OHM for 155 Mbit                                            20m                           ***

TN-16XE STM-1e cable                                                          32YCN00752BFA                                     ***
TN-1X 2Mbs TX cable                                                           P0874820                                          ***
TN-1X 2Mbs RX cable                                                           P0874814                                          ***
TN-1C 2Mbs TX cable                                                           P0874821                                          ***
TN-1C 2Mbs RX cable                                                           P0874815                                          ***

Optical fibre cable adjustable attenuator. With test line for electrical                                                        ***
adjustment including mounting of connectors, optionally SC,FC/PC attenuation factor >/- 20dB. Version  9/125

20 September 1999 CAE

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


DDF/ODF
Distribution frame                                                                                                             ***
Distribution frame section 2-row 1800 mm                                                                                       ***
Distribution frame section 2-row 1000 mm                                                                                       ***
Coupler unit panel electrical 4x2 Type  1.6/5.6 (DDF 75 OHM)                                                                   ***
Coupler unit panel optical 6x2 E2000/APC (ODF)                                                                                 ***
Splice box                                                                                                                     ***
LSA section for shielded routing 8xabs 2Mbit                                                                                   ***
LSA section 8 DA for alarm cabling                                                                                             ***

Subrack 19"/ 4HM or 7SU with sectional bars and integrated patch                        6690 1 371-00                          ***
cable routing, H = 175 mm, D = 183 mm
Mounting dimensions: metric = 515 mm or 19-inch = 465

Vt COM - 2 Mbit/coax/Gf  -  basic frame as wall-mounted upright distribution            6971 1 201-00                          ***
frame, B x D x H = 540 x 300 x 2.200 mm consisting of 2 rows of sectional bars.
For mounting LSA modules and/or assemblies SubD/coax/ Gf. The basic frames can be mounted next to each other or back-to-back. Delivered partly preassembled.

Back-to-back - threaded connection                                                      6971 2 420-00                          ***
1x per upright frame - two-sided (2 basic frames)

Frame end assembly kit  Vt COM - one-sided                                              6971 2 210-00                          ***
required 1x per one-sided row of frames

Frame end assembly kit  Vt COM - two-sided                                              6971 2 212-00                          ***
required 1x per two-sided row of frames

Coaxial module 4x2 - 1.6/5.6                                                            7013 2 001-00                          ***
for max. 8x coaxial coupler units Type 1.6/5.6 DIN 47 295, for snap-on mounting on sectional bars, distribution frame, snap-on dimension = 100 mm

Coax housing coupler unit Type  1.6/5.6  DIN 47 295, 75Ohm straight, with               7013 2 906-00                          ***
threaded connection for cable type 02Y (St)CY - 0.45/2.0, crimping of outer conductor and Loters of inner conductor, partly assembled

Gf-module 6 x 2 for max. 12 Gf-coupler units SC / E2000                                 7013 2 300-04                          ***
for snap mounting on sectional bar of
distribution frame, snap-on dimension = 100 mm,

Gf-connection coupler unit Type : E2000/APC colour green                                6824 2 300-20                          ***
(with DTAG approval)



COMMERCIAL ARRANGEMENTS;

Items above are priced at a unit level for a high volume order. BofQ to be provided with exact number of units required by CCG
Prices quoted cost of OEM + mark-up by Nortel - Nortel accepts no responsibility for changes in prices or incorrect information or inaccuracy by supplier


20 September 1999 CAE

-----------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

  ANNEX 2, CHAPTER 1       LIST OF GUARANTEED TECHNICAL FEATURES

---------------------------------------------------------------------------------------------------------------------------
        FEATURES                                                                              READY FOR       PENALTY
                                                                                                TYPE
                                                                                             ACCEPTANCE
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
1.   DWDM REGENERATOR CARDS for initial implementation DWDM systems regenerate the                 Te1     2 million DM
     optical line signals of transmission rate 10 Gbit/s by opto-electrical conversion
---------------------------------------------------------------------------------------------------------------------------
2.   CHANNEL COMBINER for initial implementation DWDM systems multiplex up to four STM-16          Te2     5 million DM
     signals in an optical line channel and vice versa.
---------------------------------------------------------------------------------------------------------------------------
3.   TRIBUTARY INTERFACES for the TN-64X system permit the setup, transfer and monitoring          Te3     5 million DM
     of four bi-directional STM-4 signals (without trib.- trib. interconnection).
---------------------------------------------------------------------------------------------------------------------------
4.   The INM CORBA INTERFACE permits the export of performance data, trail routing data,           Te4     2 million DM
     network inventory data and alarm data from the network management system
     INM to a third-party system.
---------------------------------------------------------------------------------------------------------------------------
5.   STM-16 TRANSLATOR INTERFACES for initial implementation DWDM systems fulfil the               Te5     5 million DM
     technical requirements in accordance with Annex 2 - System Feature
     Description Optical Line Terminal (16 wave lengths)
---------------------------------------------------------------------------------------------------------------------------
6.   STM-16 TRANSLATOR INTERFACES for initial implementation DWDM systems fulfil the               Te6     5 million DM
     technical requirements in accordance with Annex 2 - System Feature
     Description Optical Line Terminal (32 wave lengths)
---------------------------------------------------------------------------------------------------------------------------
7.   UNITS INTERFACES FOR TN-16XE permit the transmission of an optical STM-16 signal and          Te7     5 million DM
     non-blocking setup, transmission and monitoring of bi-directional connections between units interfaces as well as between units and tributary interfaces.
---------------------------------------------------------------------------------------------------------------------------
8.   TRIBUTARY INTERFACES for TN-16XE and TN-4XE systems permit the transmission of an             Te8     2 million DM
     optical STM-4 signal and non-blocking setup, transmission and monitoring of bi-directional connections between tributary interfaces as well as between units and tributary interfaces.
---------------------------------------------------------------------------------------------------------------------------
9.   TRIBUTARY INTERFACES for TN-64XE systems permit the transmission of FOUR OPTICAL              Te9     1 million DM
     STM-1 signals and non-blocking setup, transmission and monitoring of bi-directional connections between tributary interfaces as well as between units and tributary interfaces on VC-4 level.
---------------------------------------------------------------------------------------------------------------------------
10.  TRIBUTARY INTERFACES for TN-64XE systems permit the transmission of FOUR ELECTRICAL           Te10    1 million DM
     STM-1 signals and non-blocking setup, transmission and monitoring of bi-directional connections between tributary interfaces as well as between units and tributary interfaces on VC-4 level.
---------------------------------------------------------------------------------------------------------------------------
11.  TRIBUTARY INTERFACES for TN-64XE AND TN-4XE systems permit the transmission of FOUR           Te11    5 million DM
     ELECTRICAL STM-1 signals and non-blocking setup, transmission and monitoring of bi-directional connections between tributary interfaces as well as between units and tributary interfaces on VC-4, VC-3 and VC-12 levels.
---------------------------------------------------------------------------------------------------------------------------
12.  A 40-CHANNEL NORTEL DWDM SYSTEM can be set up in parallel to the 16-channel system            Te12    5 million DM
     used for initial implementation and can be operated in parallel for transmission via the same fibres.
---------------------------------------------------------------------------------------------------------------------------
13.  STM-64 TRANSPONDER INTERFACES permit the connection of systems of other                       Te13    5 million DM
     manufacturers via S-64 interface (STM-64)
---------------------------------------------------------------------------------------------------------------------------

                                    ANNEX 2

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

-------------------------------------------------------------------------------
Supplier: NORTEL DASA                       Reference No.: 1
                                            otel.o Document No.: ST-rfx-0012
                                            Chapter: 4.1
                                            Item No.: 1,2,3,4,5,10,11,12

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Graphical User Interface for EMS

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
The element managers for the proposed SDH multiplexer equipment, OPC and EC-1, are used according to the TMN modell to manage the Nes efficiently and providing the element specific managmentcapabilities an upper layer pathmanagement system, the INM system, makes use of. All operational actions and information is accessible from the Pathmanagement platform INM. Hence, there is no need for the operator to use the Element Controller directly as the INM provides a common English GUI for all integrated equipment to be managed. Out of this reason the EC-1 and OPC themselves provide UNIX-based textual user-interfaces.

As all the systems are Unix-based the keyboard doesn't support the special German characters and consonants. Therefore it is not possible to enter German characters.

The GUI of INM allows hierarchical views on the network including background graphics icons and easy-to-use point-and click operation. Alarms are graphically visible and counters for acknoledged, non-acknoledged and alarm severity are available at the INM GUI.

As conclusion the usage of the element controllers in the absence of the pathmanagement system INM doesn't is possible but only in combination with the INM GUI all available and required functionality can be provided. Therefore refer also to the compliance statements provided for the NMS-Pathmanagement questions representing the capabilities of the INM system.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

LICENSES AND SOFTWARE                                             PEC

MOR RTU                                                           NTCA62DA
TN-64X APPLICATION - 4F SPRING                                    NTQJ93TC
TN-64X APPLICATION - REGENERATOR / MOR                            NTQJ93TD
INM Core Management RTU - MOR                                     NTNM23BAAN
INM Inventory Management RTU - MOR                                NTNM31BDAN
INM Core Management RTU - TN-64X                                  NTNM23BAAG
INM Performance Management RTU - TN-64X                           NTNM23BCAG
INM Inventory Management RTU - TN-64X                             NTNM31BDAG
INM Trail Manager RTU - TN-64X                                    NTNM12BAAG




INM CORE MANAGEMENT RTU TN-16XE                                   NTNM23BAAM
INM Performance MANAGEMENT RTU TN-16XE                            NTNM23BCAM
INM Inventory MANAGEMENT RTU TN-16XE                              NTNM31BDAM
INM Trail Manager RTU TN-16XE                                     NTNM12BAAM



INM CORE MANAGEMENT RTU TN-4XE                                    NTNM23BAAD
INM Performance MANAGEMENT RTU TN-4XE                             NTNM23BCAD
INM Inventory MANAGEMENT RTU TN-4XE                               NTNM31BDAD
INM Trail Manager RTU TN-4XE                                      NTNM12BAAD



INM Core Management RTU - TN-1X                                   NTNM23BAAC
INM Performance Management RTU - TN-1X                            NTNM23BCAC
INM Inventory Management RTU - TN-1X                              NTNM31BDAC
INM Trail Manager RTU - TN-1X                                     NTNM12BAAC



INM Core Management RTU - TN-1C                                   NTNM23BAAB
INM Performance Management RTU - TN-1C                            NTNM23BCAB
INM Inventory Management RTU - TN-1C                              NTNM31BDAB
INM Trail Manager RTU - TN-1C                                     NTNM12BAAB



INM Broadband RTU                                                 NTNM51AA
INM External Alarm Interface RTU                                  NTNM51AB
INM Resilient Platform RTU                                        NTNM23AG


LICENSES AND SOFTWARE                              DESCRIPTION

MOR RTU                                            1 per Network Element with MOR+ units & 1 per Maintaince Interface
TN-64X APPLICATION - 4F SPRING                     1 per TN-64X Network Element in ADM configuration
TN-64X APPLICATION - REGENERATOR / MOR             1 per Regenerator or Network Element housing MOR+ units
INM Core Management RTU - MOR                      One per MOR+ when using INM
INM Inventory Management RTU - MOR                 One per MOR+ when using INM
INM Core Management RTU - TN-64X                   One per TN-64X when using INM
INM Performance Management RTU - TN-64X            One per TN-64X when using INM
INM Inventory Management RTU - TN-64X              One per TN-64X when using INM
INM Trail Manager RTU - TN-64X                     One per TN-64X when using INM




INM CORE MANAGEMENT RTU TN-16XE                    Always required. One per NE when using EC-1
INM Performance MANAGEMENT RTU TN-16XE             Always required. One per NE when using EC-1
INM Inventory MANAGEMENT RTU TN-16XE               Always required. One per NE when using EC-1
INM Trail Manager RTU TN-16XE                      Always required. One per NE when using EC-1



INM CORE MANAGEMENT RTU TN-4XE                     Always required. One per NE when using EC-1
INM Performance MANAGEMENT RTU TN-4XE              Always required. One per NE when using EC-1
INM Inventory MANAGEMENT RTU TN-4XE                Always required. One per NE when using EC-1
INM Trail Manager RTU TN-4XE                       Always required. One per NE when using EC-1



INM Core Management RTU - TN-1X                    Always required. One per NE when using EC-1
INM Performance Management RTU - TN-1X             Always required. One per NE when using EC-1
INM Inventory Management RTU - TN-1X               Always required. One per NE when using EC-1
INM Trail Manager RTU - TN-1X                      Always required. One per NE when using EC-1



INM Core Management RTU - TN-1C                    Always required. One per NE when using EC-1
INM Performance Management RTU - TN-1C             Always required. One per NE when using EC-1
INM Inventory Management RTU - TN-1C               Always required. One per NE when using EC-1
INM Trail Manager RTU - TN-1C                      Always required. One per NE when using EC-1



INM Broadband RTU                                  One per Network utilising INMs
INM External Alarm Interface RTU                   One per Network if external alarm interfaces are used with INM
INM Resilient Platform RTU                         One per additional resilent INM platform


LICENSES AND SOFTWARE                                       PEC                   DESCRIPTION
MOR RTU                                                     NTCA62DA              1 per Network Element with MOR+ units
                                                                                  & 1 per Maintaince Interface
TN-64X APPLICATION - 4F SPRING                              NTQJ93TC              1 per TN-64X Network Element in ADM configuration
TN-64X APPLICATION - REGENERATOR / MOR                      NTQJ93TD              1 per Regenerator or Network Element housing
                                                                                  MOR+ units
INM Core Management RTU - MOR                               NTNM23BAAN            One per MOR+ when using INM
INM Inventory Management RTU - MOR                          NTNM31BDAN            One per MOR+ when using INM
INM Core Management RTU - TN-64X                            NTNM23BAAG            One per TN-64X when using INM
INM Performance Management RTU - TN-64X                     NTNM23BCAG            One per TN-64X when using INM
INM Inventory Management RTU - TN-64X                       NTNM31BDAG            One per TN-64X when using INM
INM Trail Manager RTU - TN-64X                              NTNM12BAAG            One per TN-64X when using INM



INM CORE MANAGEMENT RTU TN-16XE                             NTNM23BAAM            Always required. One per NE when using EC-1
INM Performance MANAGEMENT RTU TN-16XE                      NTNM23BCAM            Always required. One per NE when using EC-1
INM Inventory MANAGEMENT RTU TN-16XE                        NTNM31BDAM            Always required. One per NE when using EC-1
INM Trail Manager RTU TN-16XE                               NTNM12BAAM            Always required. One per NE when using EC-1



INM CORE MANAGEMENT RTU TN-4XE                              NTNM23BAAD            Always required. One per NE when using EC-1
INM Performance MANAGEMENT RTU TN-4XE                       NTNM23BCAD            Always required. One per NE when using EC-1
INM Inventory MANAGEMENT RTU TN-4XE                         NTNM31BDAD            Always required. One per NE when using EC-1
INM Trail Manager RTU TN-4XE                                NTNM12BAAD            Always required. One per NE when using EC-1



INM Core Management RTU - TN-1X                             NTNM23BAAC            Always required. One per NE when using EC-1
INM Performance Management RTU - TN-1X                      NTNM23BCAC            Always required. One per NE when using EC-1
INM Inventory Management RTU - TN-1X                        NTNM31BDAC            Always required. One per NE when using EC-1
INM Trail Manager RTU - TN-1X                               NTNM12BAAC            Always required. One per NE when using EC-1



INM Core Management RTU - TN-1C                             NTNM23BAAB            Always required. One per NE when using EC-1
INM Performance Management RTU - TN-1C                      NTNM23BCAB            Always required. One per NE when using EC-1
INM Inventory Management RTU - TN-1C                        NTNM31BDAB            Always required. One per NE when using EC-1
INM Trail Manager RTU - TN-1C                               NTNM12BAAB            Always required. One per NE when using EC-1



INM Broadband RTU                                           NTNM51AA              One per Network utilising INMs
INM External Alarm Interface RTU                            NTNM51AB              One per Network if external alarm interfaces
                                                                                  are used with INM
INM Resilient Platform RTU                                  NTNM23AG              One per additional resilent INM platform




20 September 1999

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier:                                              Reference No.: 07.1
Nortel Dasa
Network Systems GmbH & Co. KG                          Document No.: ST-rfx-0007
Hahnstrasse 37 - 39
60528 Frankfurt / Main                                 Chapter: 1

                                                       Item No.: 1
--------------------------------------------------------------------------------

                              With Regard to TN-64X

--------------------------------------------------------------------------------
1. Item
--------------------------------------------------------------------------------

STM-1 e

--------------------------------------------------------------------------------
2. Description
--------------------------------------------------------------------------------

Quad card currently e/0 2000, potential improvement under investigation

-------------------------------------------------------------------------------

                SYSTEM FEATURE DESCRIPTION OPTICAL LINE TERMINAL


-------------------------------------------------------------------------------

ID                        ST-RFX-0006
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

-------------------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung


FILENAME                  System Feature Description Optical Line Terminal-10

-------------------------------------------------------------------------------

DESCRIPTION

-------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

1        ABBREVIATIONS

-------------------------------------------------------------------------------

INTRODUCTION This section lists abbreviation used throughout the entire document.

-------------------------------------------------------------------------------

                          AUI          Attachment Unit Interface
                          BBE          Background Block Error
                          EBER         Excessive Bit Error Rate

                          EMS          Element Management System
                          ES           Errored Second
                          ES-IS        End System - Intermediate System routing
                          IP           Internet Protocol
                          IS-IS        Intermediate System routing
                          ITU-T        International Telecommunications Union -
                                       Telecommunications Sector
                          LAPD         Link Access Protocol D-channel
                          LCT          Local Craft Terminal
                          LED          Light Emitting Diode
                          LOF          Loss Of Frame
                          LOS          Loss Of Signal
                          MAU          Media Attachment Unit
                          MDI          Miscellaneous Discrete Input
                          MDO          Miscellaneous Discrete Output
                          MIB          Management Information Base
                          NE           Network Element
                          NMS          Network Management System
                          NSAP         Network Service Access Point
                          OADM         Optical Add/Drop Multiplexer
                          ODBC         Open DataBase Connectivity
                          OLA          Optical Line Amplifier
                          OSC          Optical Service Channel
                          OSI          Open Systems Interconnection
                          OSS          Operation Support System
                          OTM          Optical Terminal Multiplexer
                          PSTN         Public Switched Telephone Network
                          RS           Regenerator Section
                          SDH          Synchronous Digital Hierarchy
                          SES          Severely Errored Second
                          SNMP         Simple Network Management Protocol
                          SQL          Structured Query Language
                          TCP          Transmission Control Protocol
                          UAS          Unavailable Second
                          UDP          User Datagram Protocol


-------------------------------------------------------------------------------

2        REQUESTED FEATURES

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
1             TRANSMISSION FEATURES
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier provides a link/hop          NC
              planning tool allowing to simulate and
              design the DWDM network (Attenuation,
              Dispersion,..).
------------------------------------------------------------------------------------------------------------------------
         2.   The supplier provides a released          C - This can be  IR              IR
              document containing system planning and   made available
              engineering rules based on standard       if required
              single mode fibres.
------------------------------------------------------------------------------------------------------------------------
1.1           TRANSMISSION INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Connector Type E2000 APC                  FC & SC
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.1.1         INTERFACES CARRYING N X LAMBDAS
------------------------------------------------------------------------------------------------------------------------
         1.   Maximum output power of the interfaces    50W              IR              IR
------------------------------------------------------------------------------------------------------------------------
         1.   link/hop limits (attenuation,             5 hops, total    IR              IR
              dispersion,..) as function of number and  combined
              lengths of hops between terminals.        distance of
                                                        380km with
                                                        maximum overall
                                                        Db loss of 95Db
------------------------------------------------------------------------------------------------------------------------
         2.   Automatic output power adjustment         C
              depending on the number of
              received channels
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.1.2         TRANSPONDERS AND TRIBUTARY INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Optical interface I-16.1                  C
------------------------------------------------------------------------------------------------------------------------
         1.   Optical interface S-16.1                  C
------------------------------------------------------------------------------------------------------------------------
         2.   Optical interface L-16.1                  C
------------------------------------------------------------------------------------------------------------------------
         3.   Optical interface L-16.2                  C
------------------------------------------------------------------------------------------------------------------------
         4.   Bitrate independent interface             NC, however it
                                                        is possible to
                                                        multiplex any
                                                        bitrate signal
                                                        presented to
                                                        the optical
                                                        layer using
                                                        Nortel's ADM
                                                        equipment
------------------------------------------------------------------------------------------------------------------------
         5.   Optical Power Budget without              1 span = 27      IR              IR
              transponders                              2 spans = 25 Db
                                                        3 spans = 23 Db
                                                        4 spans = 21 Db
                                                        5 spans = 19 Db
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
         6.   Active wavelength control                 C
              (not only via chip temperature)
------------------------------------------------------------------------------------------------------------------------
         7.   Transmit transponders optional for        NC - Nortel's
              tributary channels                        SDH ADMs feed
              (option to use output signals from        their signal
              coloured transmitters without need to     directly into
              implement transponders)                   the OADM
                                                        without need
                                                        for transponders
------------------------------------------------------------------------------------------------------------------------
         8.   Receive transponders optional for         NC - see above
              tributary channels
              (option to apply DEMUX output signal to
              SDH-receiver)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.2           SYSTEM CONNECTIVITY
------------------------------------------------------------------------------------------------------------------------
         1.   IN CASE OF OPTICAL CHANNEL SPACING 100 GHZ:
------------------------------------------------------------------------------------------------------------------------
         2.   Max. number of optical channels           16 channels      IR              IR
                                                        supporting 32
                                                        wavelengths
------------------------------------------------------------------------------------------------------------------------
         1.   Min. number of optical channels           2 supporting 4   IR              IR
                                                        wavelengths
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
              IN CASE OF OPTICAL CHANNEL SPACING 50
              GHZ:
------------------------------------------------------------------------------------------------------------------------
         1.   Max. number of optical channels           Nortel's         IR              IR
                                                        Optical equipment
                                                        follows the ITU-T
                                                        recommended 200Ghz grid
                                                        with 100Ghz spacing as
                                                        defined in G.692
------------------------------------------------------------------------------------------------------------------------
         1.   Min. number of optical channels           See above        IR              IR
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.3           STM-64 COMPATIBILITY
------------------------------------------------------------------------------------------------------------------------
         1.   It is possible to upgrade channels from   Equipment will
              STM-16 to STM-64 without need to change   initially be
              hardware.                                 provisioned to
                                                        support STM-64
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.4           OTHER TRANSMISSION FEATURES
------------------------------------------------------------------------------------------------------------------------
         1.   Dispersion compensation                   C
------------------------------------------------------------------------------------------------------------------------
         1.   Automatic gain control                    C
         -------------------------------------------------------------------------------------------------
         2.   A channel upgrade is not traffic          See response to
              affecting to all                          1.3.1
              channels already in service
------------------------------------------------------------------------------------------------------------------------
         3.   Forward error correction                  C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
2             ENGINEERING ORDERWIRE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
2.1           INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   2 wire i/f (towards PSTN)                 C
------------------------------------------------------------------------------------------------------------------------
         1.   2 wire  i/f (towards standard handset)    C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
2.2           FUNCTIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Selective Call                            C
------------------------------------------------------------------------------------------------------------------------
         1.   Conference Call (up to four participants) C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3             MANAGEMENT COMMUNICATION
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3.1           COMMUNICATION INTERFACES
------------------------------------------------------------------------------------------------------------------------
         -    F- Interface   (RS 232)                   C
------------------------------------------------------------------------------------------------------------------------
         -    Q- interface as gateway to the EMS        C
------------------------------------------------------------------------------------------------------------------------
         -    Qecc Routing (2 level IS-IS)              C
------------------------------------------------------------------------------------------------------------------------
         -    Q I/F (Ethernet)                          C
------------------------------------------------------------------------------------------------------------------------
         1.   Optical Supervisory Channel               C
------------------------------------------------------------------------------------------------------------------------
         2.   OSC                                       Integrated OSC   IR              IR
              -        wavelength                       at 1510nm or
              -        bitrate                          separate module
              -        optical span limit               operating at
              -        transmission protocol            1625nm
                                                        operating at
                                                        10Gbit/s with a
                                                        limit of 5 spans
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3.2           O & M INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   8 x Remote Control Inputs                 NC
------------------------------------------------------------------------------------------------------------------------
         1.   Remote Control Outputs                    C - However
                                                        Management
                                                        Performance may
                                                        be reduced
------------------------------------------------------------------------------------------------------------------------
         2.   Card LED support                          C
------------------------------------------------------------------------------------------------------------------------
         2.   Subrack LED support                       C
------------------------------------------------------------------------------------------------------------------------
         3.   Rack Alarm support                        C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
4             PERFORMANCE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
         1.   B1 Performance Monitoring on Transponder  Transponder
              Unit                                      Unit not used
                                                        in this solution
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         2.   15 min Performance History Data           C - extensive
              Collection from each Regenerator          performance
              Section Monitoring Point (ES, SES and     monitoring is
              UAT).                                     available as
                                                        part of
                                                        Nortel's INM
                                                        network
                                                        management
                                                        platform
------------------------------------------------------------------------------------------------------------------------
         3.   24 h Performance History Data Collection  See response to
              from each Regenerator Section Monitoring  4.2 above
              Point (ES, SES and UAT).
------------------------------------------------------------------------------------------------------------------------
         1.   15 min Performance History Log for more   See response to
              than 100 intervals                        4.2 above
------------------------------------------------------------------------------------------------------------------------
         2.   24 h Performance History Log for more     See response to
              than 30 intervals                         4.2 above
------------------------------------------------------------------------------------------------------------------------
         4.   Performance Monitoring Threshold          See response to
              Crossing Notification                     4.2 above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5             FAULT AND STATUS MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.1.1         ALL OPTICAL INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Laser Restart for Test                    C
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of Laser Shutdown               C - alarms are
                                                        raised if for
                                                        whatever reason
                                                        a loss of
                                                        signal occurs.
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of disabled ALS on any          See response to
              optical interface                         6.2.1.9
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of Optical Source Power         C
              High on any optical interface
------------------------------------------------------------------------------------------------------------------------
         5.   Detection of LOS, LOS status change       C - Loss of
              hysteresis                                Signal is
                                                        reported
                                                        through the use
                                                        of alarms based
                                                        upon input and
                                                        output signal
                                                        thresholds.
------------------------------------------------------------------------------------------------------------------------
         6.   Insertion of AIS upon detection of LOS    C
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of number of received channels  C
------------------------------------------------------------------------------------------------------------------------
         2.   Monitoring of laser current for pump      C
              laser 1
------------------------------------------------------------------------------------------------------------------------
         7.   Monitoring of laser current for pump      C
              laser 2
------------------------------------------------------------------------------------------------------------------------
         3.   Monitoring of temperature for pump laser  C
              1
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         4.   Monitoring of temperature for pump        C
              laser 2
------------------------------------------------------------------------------------------------------------------------
         5.   Monitoring of laser temperature           C
------------------------------------------------------------------------------------------------------------------------
         6.   Monitoring of transmitted wavelength      C
------------------------------------------------------------------------------------------------------------------------
         8.   Monitoring of received input power        C
------------------------------------------------------------------------------------------------------------------------
         7.   Monitoring of transmitted output power    C
------------------------------------------------------------------------------------------------------------------------
         8.   Detection of coupler temperature high     C
------------------------------------------------------------------------------------------------------------------------
         9.   Detection of grating temperature high     C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.1.2         ALL REGENERATOR SECTION MONITORING POINTS
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of OOF                             NC - At an
                                                            Optical
                                                         Terminal site,
                                                         regen section
                                                        is monitored by
                                                          the SDH ADM
                                                           equipment
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of LOF                          See response to
                                                        5.1.2.1 above
-----------------------------------------------------------------------------------------------------------------------
         2.   Detection of RS EBER (10E-3) based on     See response to
              B1 BIP-8 parity calculation               5.1.2.1 above
              on demux unit
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of RS EBER (10E-3) based on     See response to
              B1 BIP-8 parity calculation on            5.1.2.1 above
              transponder unit
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of Section Trace Mismatch       See response to
              based on J0 Byte monitoring on demux unit 5.1.2.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of Section Trace Mismatch       Transponder
              based on J0 Byte monitoring on            Unit not used in
              transponder unit                          this solution
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.1.3         MANAGEMENT COMMUNICATION FUNCTION
------------------------------------------------------------------------------------------------------------------------
              Detection of Remote Control Input Active  C
------------------------------------------------------------------------------------------------------------------------
              Detection of OSC Comms Fail (LAPD Alarm)  C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.1.4         SYSTEMS MANAGEMENT FUNCTION
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of Secondary Power Fail         See response to
                                                        8.3.2
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of Primary Power Low            See response to
                                                        8.3.2
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of Primary Power Fail per       See response to
              each single power feed                    8.3.2
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of Re-Boot Fail                 C
------------------------------------------------------------------------------------------------------------------------
         5.   Detection of Configuration Data           C
              Integrity Check Failure
------------------------------------------------------------------------------------------------------------------------
         6.   Detection of System Software Integrity    C
              Check Failure
------------------------------------------------------------------------------------------------------------------------
         7.   Detection of Network Element Controller   C
              Fail
------------------------------------------------------------------------------------------------------------------------
         8.   Detection of Card Protection Switch       C
              Failure
------------------------------------------------------------------------------------------------------------------------
         9.   Detection of Card Out                     C
------------------------------------------------------------------------------------------------------------------------
         10.  Detection of Card Fail (upon detection    C
              of internal parity mismatch etc.)
------------------------------------------------------------------------------------------------------------------------
         11.  Detection of Wrong Card                   C
------------------------------------------------------------------------------------------------------------------------
         12.  Network Protection Switch Failure
------------------------------------------------------------------------------------------------------------------------
         13.  Optical Layer Protection Switch Active
------------------------------------------------------------------------------------------------------------------------
         14.  Card Protection Switch Active             C
------------------------------------------------------------------------------------------------------------------------
         1.   Fault / Status Log Capacity Exceeded      C
------------------------------------------------------------------------------------------------------------------------
         15.  Configuration Data Transaction Log        C
              Capacity Exceeded
------------------------------------------------------------------------------------------------------------------------
         16.  Performance Monitoring Log Capacity       C
              Exceeded
------------------------------------------------------------------------------------------------------------------------
         17.  Access  Log Capacity Exceeded             C
------------------------------------------------------------------------------------------------------------------------
         2.   Software Download in Progress             C
------------------------------------------------------------------------------------------------------------------------
         18.  Software Download Failure                 C
------------------------------------------------------------------------------------------------------------------------
         19.  Software Download Failure - Retry in      C
              Progress
------------------------------------------------------------------------------------------------------------------------
         20.  Software Download Complete                C
------------------------------------------------------------------------------------------------------------------------
         21.  Card Restoration Complete                 C
------------------------------------------------------------------------------------------------------------------------
         22.  Re-Boot Restoration Complete              C
------------------------------------------------------------------------------------------------------------------------
         23.  Electronic Label Update                   C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.2           ALARM EVENT HANDLING
------------------------------------------------------------------------------------------------------------------------
         1.   Alarm Persistence Filter (filtering of    C - It is
              toggling alarms)                          possible to
                                                        filter alarms
                                                        using the
                                                        functionality
                                                        of INM,
                                                        Nortel's
                                                        Network
                                                        Management
                                                        System
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         2.   Alarm Correlation Filter (F3 filter,    C
              suppression of consequent alarms)
------------------------------------------------------------------------------------------------------------------------
         3.   Alarm Inversion Facility                     C - It is
                                                          possible to
                                                         invert alarms
------------------------------------------------------------------------------------------------------------------------
         4.   Performance of the alarm throughput     C
              greater than 10 alarms per second
------------------------------------------------------------------------------------------------------------------------
         5.   Indication of Alarm Event Forwarding    NC
              Suppression per functional unit (e.g.
              Regenerator Section ...)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6             CONFIGURATION MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.1           GENERAL
------------------------------------------------------------------------------------------------------------------------
         1.   Upload of Configuration Data - on single  C
              command
------------------------------------------------------------------------------------------------------------------------
         1.   Upload of Configuration Data - on bulk    C
              command
------------------------------------------------------------------------------------------------------------------------
         2.   Download of Configuration Data - on bulk  C
              command
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.2           CONFIGURATION OF FUNCTIONAL BLOCKS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.2.1         ALL OPTICAL INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Set of transmitted output power           C
------------------------------------------------------------------------------------------------------------------------
         2.   Set of input power warning thresholds     C
------------------------------------------------------------------------------------------------------------------------
         3.   Set input power switch off thresholds     C
------------------------------------------------------------------------------------------------------------------------
         4.   Set output power warning thresholds       C
------------------------------------------------------------------------------------------------------------------------
         5.   Set output power switch off thresholds    C
------------------------------------------------------------------------------------------------------------------------
         6.   Set laser current alarm thresholds        C
------------------------------------------------------------------------------------------------------------------------
         7.   Set of laser temperature alarm thresholds C
------------------------------------------------------------------------------------------------------------------------
         1.   Set of transmitted wavelength alarm       C
              thresholds
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         2.   Enable / Disable Automatic Laser          NC - The OPTera
              Shutdown according to ITU-T G.958         LH is a Class
                                                        3A system. Whilst not
                                                        advised, a Class 3A
                                                        system is deemed to be
                                                        safe for long term
                                                        viewing without optical
                                                        aids and with the
                                                        supplied warning labels
                                                        and procedural
                                                        precautions, ALS is not
                                                        necessary for this
                                                        equipment
------------------------------------------------------------------------------------------------------------------------
         3.   Enable / Disable Laser                    C - it is
                                                        possible to
                                                        enable/disable
                                                        the laser both
                                                        manually and
                                                        remotely
------------------------------------------------------------------------------------------------------------------------
         4.   Enable Laser for Test Purposes
              (2s / NC 90s)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.2.2         ALL REGENERATOR SECTION MONITORING POINTS
------------------------------------------------------------------------------------------------------------------------
         1.   Set Threshold B1-EBER                     NC -At an
                                                        Optical
                                                        Terminal site,
                                                        regen section
                                                        is monitored by
                                                        the SDH ADM
                                                        equipment
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
7             NETWORK PROTECTION
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
7.1           OPTICAL MULTIPLEX SECTION PROTECTION
              (OMSP)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         1.   OMSP function                             NC - Nortel      However,
                                                        believes that    Nortel also
                                                        in today's       believes that
                                                        networks where   optical
                                                        SDH              protection
                                                        multiplexers     switching
                                                        are already      offers
                                                        required for     benefits for
                                                        traffic          demands
                                                        aggregation and  carried on
                                                        bandwidth        individual
                                                        management it    optical
                                                        is more cost     channels,
                                                        effective to     Optical
                                                        put the          protection
                                                        protection       switching of
                                                        switching in     this type is
                                                        the SDH layer    only viable if
                                                                         deployed with
                                                                         appropriate
                                                                         solutions for
                                                                         the monitoring
                                                                         and management
                                                                         of the optical
                                                                         domain
------------------------------------------------------------------------------------------------------------------------
         2.   Switch-Over Completion Time less         See response to
              than 50ms                                7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Enable / Disable Automatic Switching      See response to
                                                        7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         4.   Manual Switching via Management           See response to
              Interface                                 7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         5.   Configurable Wait Time to Restore         See response to
                                                        7.1.1 above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
7.2           WAVELENGTH SELECTIVE PROTECTION SWITCHING
------------------------------------------------------------------------------------------------------------------------
         1.   Wavelength selective Subnetwork           See response to
              Connection Protection                       7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         2.   Switch-Over Completion Time less          See response to
              than 50ms                                   7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Enable / Disable Automatic Switching      See response to
                                                          7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         4.   Manual Switching via Management           See response to
              Interface                                   7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         5.   Configurable Wait Time to Restore         See response to
                                                          7.1.1 above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
8             OPERATION AND MAINTENANCE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
8.1           GENERAL
------------------------------------------------------------------------------------------------------------------------
         1.   Event buffer                              C
------------------------------------------------------------------------------------------------------------------------
         2.   Heart Beat Function for all processes     NC
------------------------------------------------------------------------------------------------------------------------
         1.   Automatic Re-boot after power failure
------------------------------------------------------------------------------------------------------------------------
         3.   Real time clock function                  C
------------------------------------------------------------------------------------------------------------------------
         4.   Automatic synchronization of NE real      C
              time clock on EMS real time clock
------------------------------------------------------------------------------------------------------------------------
         5.   It is possible to set the NE time and     C
              date via EMS/LCT
------------------------------------------------------------------------------------------------------------------------
         6.   NSAP Address modification                 C
------------------------------------------------------------------------------------------------------------------------
         7.   Local Software Download                   C
------------------------------------------------------------------------------------------------------------------------
         8.   Remote Software Download                  C
------------------------------------------------------------------------------------------------------------------------
         9.   Upload of configuration data to EMS/LCT   C
------------------------------------------------------------------------------------------------------------------------
         2.   Download of configuration data from       C
              EMS/LCT
------------------------------------------------------------------------------------------------------------------------
         10.  Manager Decision Process for equipment    C
              access control
------------------------------------------------------------------------------------------------------------------------
         11.  Display of Optical Transmit Power Level   C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
8.2           LOGS
------------------------------------------------------------------------------------------------------------------------
         1.   Alarm / Status Log                        C
------------------------------------------------------------------------------------------------------------------------
         1.   Performance Log (storage capacity at      C
              least 8 x 15 min intervals and 30 x 24 h
              interval for each monitoring point)
------------------------------------------------------------------------------------------------------------------------
         2.   Configuration Log (storage capacity at    C
              least 24 h)
------------------------------------------------------------------------------------------------------------------------
         3.   Access Control Log (storage capacity at   C
              least 10 days)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
8.3           REDUNDANCY
------------------------------------------------------------------------------------------------------------------------
         1.   Dual Power Feed                           C - standard 2
                                                        power feeds,
                                                        optional 6
                                                        power feeds
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         2.   1+1 Protection of Power Supply            The OPTera
                                                        system is
                                                        powered by
                                                        redundant
                                                        feeds. Failure
                                                        of one of the
                                                        power feeds due
                                                        to an open or
                                                        short circuit
                                                        does not affect
                                                        the system. Two
                                                        breaker/filter
                                                        modules provide
                                                        power for the
                                                        OPtera shelves.
------------------------------------------------------------------------------------------------------------------------
         3.   Redundancy of pump lasers                 C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
8.4           EQUIPMENT TESTING FUNCTIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Integrity Check of Configuration Data     C - managed
                                                        via the
                                                        functionality
                                                        of the NE OPC
------------------------------------------------------------------------------------------------------------------------
         1.   Integrity Check of System Software        See response to
                                                        8.4.1
------------------------------------------------------------------------------------------------------------------------
         2.   Configuration of Loop Back on all         NC
              optical Interface Cards
------------------------------------------------------------------------------------------------------------------------
         3.   Optical monitoring port on each           Transponder
              transmit transponder (output signal)      Unit not used
                                                        in this solution
------------------------------------------------------------------------------------------------------------------------
         4.   Optical monitoring port on each receive   Transponder
               transponder (input signal)               Unit not used
                                                        in this solution
------------------------------------------------------------------------------------------------------------------------
         2.   Optical monitoring port on each           C - managed
              pre-amplifier (input signal)              via the
                                                        functionality
                                                        of the NE OPC
------------------------------------------------------------------------------------------------------------------------
         5.   Optical monitoring port on each           C - managed
              booster-amplifier (output signal)         via the
                                                        functionality
                                                        of the NE OPC
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
8.5           INVENTORY DATA
------------------------------------------------------------------------------------------------------------------------
         1.   Electronic Label Read Access via          Nortel's INM Network
              Management Interfaces                     Management system offers
                                                        the option of
                                                        centralised inventory
                                                        management, which is
                                                        accessed via the GNB and
                                                        allows the user to
                                                        retrieve an inventory of
                                                        the remotely located
                                                        NEs. The retrieved
                                                        information can be
                                                        displayed and saved to a
                                                        file suitable for
                                                        further processing
------------------------------------------------------------------------------------------------------------------------
         1.   Automatic Electronic Label Upgrade        See response to
                                                        8.5.1 above
------------------------------------------------------------------------------------------------------------------------
         2.   Compatibility Check of Equipment          See response to
              Hardware Releases                         8.5.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Compatibility Check of Equipment          See response to
              Firmware Releases                         8.5.1 above
------------------------------------------------------------------------------------------------------------------------
         2.   Compatibility Check of Equipment          Management by release
              Software Releases                         automatically defines a
                                                        set of compatible
                                                        software loads (called
                                                        the software lineup) for
                                                        all downloadable CPs in
                                                        a span of control and
                                                        enforces strict software
                                                        configuration management
                                                        among these loads.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
         4.   Compatibility Check of Equipment          Management by release
              Software Releases to the Management       automatically
              System                                    defines a set of
                                                        compatible software
                                                        loads (called the
                                                        software lineup) for all
                                                        downloadable CPs in a
                                                        span of control and
                                                        enforces strict software
                                                        configuration management
                                                        among these loads.
------------------------------------------------------------------------------------------------------------------------
         5.   Electronic Label contents:                See response to
              - Unit hardware release / version         8.5.1 above
              - Unit hardware serial number
              - Unit firmware release / version
              - Unit software release / version
              - Unit installation date of unit/NE
              - Production date of unit/NE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
9             ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL
              COMPATIBILITY AND SAFETY
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
9.1           CLIMATIC CONDITIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Compliance with Stationary Use            C
              Conditions acc. to prETS 300 019-2-3
              Class T 3.2
------------------------------------------------------------------------------------------------------------------------
         2.   No need for air conditioning via          C
              elevated ground floor
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
9.2           ELECTROMAGNETIC COMPATIBILITY
------------------------------------------------------------------------------------------------------------------------
         1.   Compliance with EN 55022                  C
------------------------------------------------------------------------------------------------------------------------
         2.   Compliance with EN 50082                  C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
9.3           SAFETY
------------------------------------------------------------------------------------------------------------------------
         1.   CE certification available                C
------------------------------------------------------------------------------------------------------------------------
         1.   Electrical safety according to EN 41003   C
------------------------------------------------------------------------------------------------------------------------
         2.   General requirements according to         C
              EN 60950 A1, A2
------------------------------------------------------------------------------------------------------------------------
         3.   Fire and heat safety according to ETS     C
              300 019-2
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
10            PHYSICAL CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------
         1.   Rack size according to ETSI 300 119,      C
              600 mm x 300 mm
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                    T1               T2              T3               Comment
------------------------------------------------------------------------------------------------------------------------
         1.   Rack size according to ETSI 300 119,      N/A
              600 mm x 600 mm
------------------------------------------------------------------------------------------------------------------------
         2.   System installation and h/w upgrade via   C
              front access possible
------------------------------------------------------------------------------------------------------------------------
         2.   Number of required Racks in minimum       1                1               1
              configuration
------------------------------------------------------------------------------------------------------------------------
         3.   Number of required Racks in maximum       1                IR              IR
              configuration
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
11            POWER SUPPLY
------------------------------------------------------------------------------------------------------------------------
         1.   Nominal input voltage -48V                C
------------------------------------------------------------------------------------------------------------------------
         1.   Minimum accepted input voltage            -38V             IR              IR
------------------------------------------------------------------------------------------------------------------------
         2.   Maximum accepted input voltage            -75V             IR              IR
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
12            AVAILABILITY
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier shall provide MTBF figures   C - see Annex 1  IR              IR
              for each functional unit of the offered
              equipment based on his statistical
              evaluations according to the template as
              attached in Annex 1
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
13            POWER CONSUMPTION
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier shall provide worst case     C - see Annex 1  IR              IR
              power consumption figures for each
              functional unit of the offered equipment
              according to the template as attached in
              Annex 1
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
14            SYSTEM MANUALS
------------------------------------------------------------------------------------------------------------------------
         1.   System Description in Hypertext Format    C -
              on CD                                     documentation
                                                        is available in
                                                        Adobe Acrobat
                                                        format
------------------------------------------------------------------------------------------------------------------------
         2.   System O&M Manuals in Hypertext Format    C -
              on CD                                     documentation
                                                        is available in
                                                        Adobe Acrobat
                                                        format
------------------------------------------------------------------------------------------------------------------------

ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

----------------------------------------------------------------------------------------------------
UNIT NAME/TYPE                         UNIT ID           UNIT FIT FIGURE         MAXIMUM POWER
                                                                                  CONSUMPTION
----------------------------------------------------------------------------------------------------
MANDATORY CONTROL
----------------------------------------------------------------------------------------------------
Shelf Controller                       NTCA41BA                1125                 13W/20W
----------------------------------------------------------------------------------------------------
Half Height Breaker                    NTCA40CA                 256                  5W/8W
----------------------------------------------------------------------------------------------------
Maintenance Interface                  NTCA42AA                1139                 7.5W/10W
----------------------------------------------------------------------------------------------------
Message Transfer                       NTCA48AA                 677                  8W/10W
----------------------------------------------------------------------------------------------------
OPTIONAL CONTROL
----------------------------------------------------------------------------------------------------
Parallel Telemetry Interface           NTCA45AA                 703                  2W/5W
----------------------------------------------------------------------------------------------------
AMPLIFIER/FILTER OPTIONS
----------------------------------------------------------------------------------------------------
MOR+ Red Pre/ Blue Post with OSC       NTCA11PK                4499                 35W/50W
----------------------------------------------------------------------------------------------------
MOR+ Blue Pre/Red Post with OSC        NTCA11NK                4499                 35W/50W
----------------------------------------------------------------------------------------------------
OSC                                    NTCA11CA                1024                 25W/40W
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            SYSTEM FEATURE DESCRIPTION OPTICAL ADD/DROP MULTIPLEXER

          ----------------------------------------------------------------------

ID                        ST-rfx-0005
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

          ----------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung


FILENAME                  System Feature Description Optical Add Drop Mux- 10

          ----------------------------------------------------------------------

DESCRIPTION

          ----------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

          ----------------------------------------------------------------------


--------------------------------------------------------------------------------

1 ABBREVIATIONS

          ----------------------------------------------------------------------

INTRODUCTION   This section lists abbreviation used throughout the entire document.

          ----------------------------------------------------------------------

                AUI            Attachment Unit Interface
                BBE            Background Block Error
                EBER           Excessive Bit Error Rate

                EMS            Element Management System
                ES             Errored Second
                ES-IS          End System - Intermediate System routing
                IP             Internet Protocol
                IS-IS          Intermediate System routing
                ITU-T          International Telecommunications Union -
                               Telecommunications Sector
                LAPD           Link Access Protocol D-channel
                LCT            Local Craft Terminal
                LED            Light Emitting Diode
                LOF            Loss Of Frame
                LOS            Loss Of Signal
                MAU            Media Attachment Unit
                MDI            Miscellaneous Discrete Input
                MDO            Miscellaneous Discrete Output
                MIB            Management Information Base
                NE             Network Element
                NMS            Network Management System
                NSAP           Network Service Access Point
                OADM           Optical Add/Drop Multiplexer
                ODBC           Open DataBase Connectivity
                OLA            Optical Line Amplifier
                OSC            Optical Service Channel
                OSI            Open Systems Interconnection
                OSS            Operation Support System
                OTM            Optical Terminal Multiplexer
                PSTN           Public Switched Telephone Network
                RS             Regenerator Section
                SDH            Synchronous Digital Hierarchy
                SES            Severely Errored Second
                SNMP           Simple Network Management Protocol
                SQL            Structured Query Language
                TCP            Transmission Control Protocol
                UAS            Unavailable Second
                UDP            User Datagram Protocol
          ----------------------------------------------------------------------


2 REQUESTED FEATURES
------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
1             TRANSMISSION FEATURES
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier provides a link/hop           NC
              planning tool allowing to simulate and
              design the DWDM network (Attenuation,
              Dispersion,..).
------------------------------------------------------------------------------------------------------------------------
         2.   The supplier provides a released           C - This can be
              document containing system planning and    made available
              engineering rules based on standard        if required
              single mode fibres.
------------------------------------------------------------------------------------------------------------------------
1.1           TRANSMISSION INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Connector Type E2000 APC                   FC & SC
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.1.1         INTERFACES ACCYING N X LAMBDAS
------------------------------------------------------------------------------------------------------------------------
         1.   Maximum output power of the interfaces     50W
------------------------------------------------------------------------------------------------------------------------
         2.   OADM link/hop limits (attenuation,         5 hops. total
              dispersion,..) as function of number       combined
              and lengths of hops between terminals.     distance of
                                                         380km with
                                                         maximum
                                                         overall Db
                                                         loss of 95Db
------------------------------------------------------------------------------------------------------------------------
         3.   Automatic output power adjustment          C
              depending on the number of
              received channels
------------------------------------------------------------------------------------------------------------------------
         4. N x lambda interface on tributary side       C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.1.2         TRANSPONDERS AND TRIBUTARY INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Optical interface I-16.1                   C
------------------------------------------------------------------------------------------------------------------------
         2.   Optical interface S-16.1                   C
------------------------------------------------------------------------------------------------------------------------
         3.   Optical interface L-16.1                   C
------------------------------------------------------------------------------------------------------------------------
         4.   Optical interface L-16.2                   C
------------------------------------------------------------------------------------------------------------------------
         5.   Bitrate independent interface              NC, however it
                                                         is possible to
                                                         multiplex any
                                                         bitrate signal
                                                         presented to
                                                         the optical
                                                         layer using
                                                         Nortel's ADM
                                                         equipment
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         6.   Optical Power Budget without transponders  1 span = 27 Db     IR              IR
                                                         2 spans = 25 Db
                                                         3 spans = 23 Db
                                                         4 spans = 21 Db
                                                         5 spans = 19 Db

------------------------------------------------------------------------------------------------------------------------
         7.   Active wavelength control (not only via    C
              chip temperature)
------------------------------------------------------------------------------------------------------------------------
         8.   Transmit transponders optional for         NC - Nortel's
              tributary channels                         SDH ADMs feed
              (option to use output signals from         their signal
              coloured transmitters without need to      directly into
              implement transponders)                    the OADM
                                                         without need
                                                         for
                                                         transponders
------------------------------------------------------------------------------------------------------------------------
         9.   Receive transponders optional for          NC - see above
              add/drop channels
              (option to apply DEMUX output signal to
              SDH-receiver)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.2           SYSTEM CONNECTIVITY
------------------------------------------------------------------------------------------------------------------------
         1.   IN CASE OF OPTICAL CHANNEL SPACING 100 GHZ:
------------------------------------------------------------------------------------------------------------------------
         2.   Max. number of optical channels            8 channels         IR              IR
              aggregate east to agg. west                supporting 16
                                                         wavelengths
------------------------------------------------------------------------------------------------------------------------
         3.   Min. number of optical channels            2 supporting 4     IR              IR
              aggregate west to agg. east                wavelengths
------------------------------------------------------------------------------------------------------------------------
         4.   Max. number of optical channels            2 channels         IR              IR
              added/dropped to/from direction east       (2(lambda)
                                                         added,
                                                         2(lambda)
                                                         dropped)
------------------------------------------------------------------------------------------------------------------------
         5.   Min. number of optical channels            1 channel          IR              IR
              added/dropped to/from direction east       (1(lambda)
                                                         added,
                                                         1(lambda)
                                                         dropped)
------------------------------------------------------------------------------------------------------------------------
         6.   Max. number of optical channels            2 channels         IR              IR
              added/dropped to/from direction west       (2(lambda)
                                                         added,
                                                         2(lambda)
                                                         dropped)
------------------------------------------------------------------------------------------------------------------------
         7.   Min. number of optical channels            1 channel          IR              IR
              added/dropped to/from direction west       (1(lambda)
                                                         added,
                                                         1(lambda)
                                                         dropped)
------------------------------------------------------------------------------------------------------------------------
         8.
------------------------------------------------------------------------------------------------------------------------
              IN CASE OF OPTICAL CHANNEL SPACING 50
              GHZ:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         9.   Max. number of optical channels            Nortel's
              aggregate east to agg. west                Optical
                                                         equipment
                                                         follows the
                                                         ITU-T
                                                         recommended
                                                         200Ghz grid
                                                         with 100Ghz
                                                         spacing as
                                                         defined in G.692
------------------------------------------------------------------------------------------------------------------------
         10.  Min. number of optical channels            See response to
              aggregate west to agg. east                1.2.9 above
------------------------------------------------------------------------------------------------------------------------
         11.  Max. number of optical channels            See response to
              added/dropped to/from direction east       1.2.9 above
------------------------------------------------------------------------------------------------------------------------
         12.  Min. number of optical channels            See response to
              added/dropped to/from direction east       1.2.9 above
------------------------------------------------------------------------------------------------------------------------
         13.  Max. number of optical channels            See response to
              added/dropped to/from direction west       1.2.9 above
------------------------------------------------------------------------------------------------------------------------
         14.  Min. number of optical channels            See response to
              added/dropped to/from direction west       1.2.9 above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.3           STM-64 COMPATIBILITY
------------------------------------------------------------------------------------------------------------------------
         1.   It is possible to upgrade aggregate -      Equipment will
              aggregate channels from STM-16 to STM-64   initially be
              without need to change hardware.           provisioned to
                                                         support STM-64
------------------------------------------------------------------------------------------------------------------------
         2.   It is possible to upgrade specific         Equipment will
              aggregate tributary channels from          initially be
              STM-16 to STM-64 is possible               provisioned to
              without affecting other channels.          support STM-64

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.4           OTHER TRANSMISSION FEATURES
------------------------------------------------------------------------------------------------------------------------
         1.   Dispersion compensation for aggregate -    C
              aggregate channels
------------------------------------------------------------------------------------------------------------------------
         2.   Automatic gain control                     C
        ----------------------------------------------------------------------------------------------------------------
         3.   A aggregate - aggregate channel            See
              upgrade is not traffic affecting           response to
              to all channels already                    1.3.1 & 1.3.2
              in service
------------------------------------------------------------------------------------------------------------------------
         4.   A aggregate - tributary channel upgrade    See
              is not traffic affecting to all            response to
              channels already                           1.3.1 & 1.3.2
              in service
------------------------------------------------------------------------------------------------------------------------
         5.   Forward error correction                   C
------------------------------------------------------------------------------------------------------------------------

2             ENGINEERING ORDERWIRE
------------------------------------------------------------------------------------------------------------------------
2.1           INTERFACES
------------------------------------------------------------------------------------------------------------------------

         1.   2 wire i/f (towards PSTN)                  C
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         2.   2 wire  i/f (towards standard handset)     C
------------------------------------------------------------------------------------------------------------------------
2.2           FUNCTIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Selective Call                             C
------------------------------------------------------------------------------------------------------------------------
         2. Conference Call (up to four participants)    C
------------------------------------------------------------------------------------------------------------------------
3             MANAGEMENT COMMUNICATION
------------------------------------------------------------------------------------------------------------------------
3.1           COMMUNICATION INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   F- Interface   (RS 232)                    C
------------------------------------------------------------------------------------------------------------------------
         2.   Q- interface as gateway to the EMS         C
------------------------------------------------------------------------------------------------------------------------
         3.   Qecc Routing (2 level IS-IS)               C
------------------------------------------------------------------------------------------------------------------------
         4.   Q I/F (Ethernet)                           C
------------------------------------------------------------------------------------------------------------------------
         5.   Optical Supervisory Channel                C
------------------------------------------------------------------------------------------------------------------------
         6.   OSC                                        Integrated OSC     IR              IR
              -        wavelength                        at 1510nm or
              -        bitrate                           separate module
              -        optical span limit                operating at
              -        transmission protocol             1625nm
                                                         operating at
                                                         10Gbit/s with a
                                                         limit of 5 spans

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
3.2           O & M INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   8 x Remote Control Inputs                  NC
------------------------------------------------------------------------------------------------------------------------
         2.   Remote Control Outputs                     C - However
                                                         Management
                                                         Performance may
                                                         be reduced
------------------------------------------------------------------------------------------------------------------------
         3.   Card LED support                           C
------------------------------------------------------------------------------------------------------------------------
         4.   Subrack LED support                        C
------------------------------------------------------------------------------------------------------------------------
         5.   Rack Alarm support                         C

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
4             PERFORMANCE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

         1.   B1 Performance Monitoring on Transponder   Transponder
              Unit                                       Unit not used
                                                         in this solution
------------------------------------------------------------------------------------------------------------------------
         2.   15 min Performance History Data            C - extension
              Collection from each Regenerator           performance
              Section Monitoring Point (ES, SES and      monitoring is
              UAT).                                      available as
                                                         part of
                                                         Nortel's INM
                                                         network
                                                         management
                                                         platform
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         3.   24 h Performance History Data Collection   See response to
              from each Regenerator Section Monitoring   4.2 above
              Point (ES, SES and UAT).
------------------------------------------------------------------------------------------------------------------------
         4.   15 min Performance History Log for more    See response to
              than 100 intervals                         4.2 above
------------------------------------------------------------------------------------------------------------------------
         5.   24 h Performance History Log for more      See response to
              than 30 intervals                          4.2 above
------------------------------------------------------------------------------------------------------------------------
         6.   Performance Monitoring Threshold           See response to
              Crossing Notification                      4.2 above

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
5             FAULT AND STATUS MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
5.1.1         ALL OPTICAL INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Laser Restart for Test                     C
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of Laser Shutdown                C - alarms are
                                                         raised if for
                                                         whatever reason
                                                         a loss of
                                                         signal occurs.
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of disabled ALS on any optical   See response to
              interface                                  6.2.1.9
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of Optical Source Power High     C
              on any optical interface
------------------------------------------------------------------------------------------------------------------------
         5.   Detection of LOS, LOS status change        C - Loss of
              hysteresis                                 Signal is
                                                         reported
                                                         through the use
                                                         of alarms based
                                                         upon input and
                                                         output signal
                                                         thresholds.
------------------------------------------------------------------------------------------------------------------------
         6.   Insertion of AIS upon detection of LOS     C
------------------------------------------------------------------------------------------------------------------------
         7.   Detection of number of received channels   C
------------------------------------------------------------------------------------------------------------------------
         8.   Monitoring of laser current for pump       C
              laser 1
------------------------------------------------------------------------------------------------------------------------
         9.   Monitoring of laser current for pump       C
              laser 2
------------------------------------------------------------------------------------------------------------------------
         10.  Monitoring of temperature for pump         C
              laser 1
------------------------------------------------------------------------------------------------------------------------
         11.  Monitoring of temperature for pump         C
              laser 2
------------------------------------------------------------------------------------------------------------------------
         12.  Monitoring of laser temperature            C
------------------------------------------------------------------------------------------------------------------------
         13.  Monitoring of transmitted wavelength       C
------------------------------------------------------------------------------------------------------------------------
         14.  Monitoring of received input power         C
------------------------------------------------------------------------------------------------------------------------
         15. Monitoring of transmitted output power      C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         16.  Detection of coupler temperature high      C
------------------------------------------------------------------------------------------------------------------------
         17.  Detection of grating temperature high      C
------------------------------------------------------------------------------------------------------------------------
5.1.2         ALL REGENERATOR SECTION MONITORING POINTS
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of OOF                           NC - At an OADM
                                                         site, regen
                                                         section is
                                                         monitored by
                                                         the SDH ADM
                                                         equipment
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of LOF                           See response to
                                                         5.1.2.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of RS EBER (10E-3) based on      See response to
              B1 BIP-8 parity calculation on demux unit  5.1.2.1 above
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of RS EBER (10E-3) based on      See response to
              B1 BIP-8 parity calculation on             5.1.2.1 above
              transponder unit
------------------------------------------------------------------------------------------------------------------------
         5.   Detection of Section Trace Mismatch        See response to
              based on J0 Byte monitoring on demux unit  5.1.2.1 above
------------------------------------------------------------------------------------------------------------------------
         6.   Detection of Section Trace Mismatch        Transponder Unit
              based on J0 Byte monitoring on             not used in this
              transponder unit                           solution
------------------------------------------------------------------------------------------------------------------------
5.1.3         MANAGEMENT COMMUNICATION FUNCTION
------------------------------------------------------------------------------------------------------------------------
              Detection of Remote Control Input Active   C
------------------------------------------------------------------------------------------------------------------------
              Detection of OSC Comms Fail (LAPD Alarm)   C
------------------------------------------------------------------------------------------------------------------------
5.1.4         SYSTEMS MANAGEMENT FUNCTION
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of Secondary Power Fail          See response to
                                                         8.3.2
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of Primary Power Low            See response to
                                                        8.3.2
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of Primary Power Fail per       See response to
              each single power feed                    8.3.2
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of Re-Boot Fail                  C
------------------------------------------------------------------------------------------------------------------------
         5.   Detection of Configuration Data            C
              Integrity Check Failure
------------------------------------------------------------------------------------------------------------------------
         6.   Detection of System Software Integrity     C
              Check Failure
------------------------------------------------------------------------------------------------------------------------
         7.   Detection of Network Element Controller    C
              Failure
------------------------------------------------------------------------------------------------------------------------
         8.   Detection of Card Protection Switch        C
              Failure
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         9.   Detection of Card Out                      C
------------------------------------------------------------------------------------------------------------------------
         10.  Detection of Card Fail (upon detection     C
              of internal parity mismatch etc.)
------------------------------------------------------------------------------------------------------------------------
         11.  Detection of Wrong Card                    C
------------------------------------------------------------------------------------------------------------------------
         12.  Network Protection Switch Failure
------------------------------------------------------------------------------------------------------------------------
         13.  Optical Layer Protection Switch Active     See response to
                                                         7.1.1
------------------------------------------------------------------------------------------------------------------------
         14.  Card Protection Switch Active              C
------------------------------------------------------------------------------------------------------------------------
         15.  Fault / Status Log Capacity Exceeded       C
------------------------------------------------------------------------------------------------------------------------
         16.  Configuration Data Transaction Log         C
              Capacity Exceeded
------------------------------------------------------------------------------------------------------------------------
         17.  Performance Monitoring Log Capacity        C
              Exceeded
------------------------------------------------------------------------------------------------------------------------
         18.  Access Log Capacity Exceeded               C
------------------------------------------------------------------------------------------------------------------------
         19.  Software Download in Progress              C
------------------------------------------------------------------------------------------------------------------------
         20.  Software Download Failure                  C
------------------------------------------------------------------------------------------------------------------------
         21.  Software Download Failure - Retry in       C
              Progress
------------------------------------------------------------------------------------------------------------------------
         22.  Software Download Complete                 C
------------------------------------------------------------------------------------------------------------------------
         23.  Card Restoration Complete                  C
------------------------------------------------------------------------------------------------------------------------
         24.  Re-Boot Restoration Complete               C
------------------------------------------------------------------------------------------------------------------------
         25.  Electronic Label Update                    C
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
5.2           ALARM EVENT HANDLING
------------------------------------------------------------------------------------------------------------------------
         1.   Alarm Persistence Filter (filtering of     C - It is
              toggling alarms)                           possible to
                                                         filter alarms
                                                         using the
                                                         functionality
                                                         of INM,
                                                         Nortel's
                                                         Network
                                                         Management
                                                         System
------------------------------------------------------------------------------------------------------------------------
         2.   Alarm Correlation Filter (F3 filter,       C
              suppression of consequent alarms)
------------------------------------------------------------------------------------------------------------------------
         3.   Alarm Inversion Facility                   C - It is possible
                                                         to invert alarms
------------------------------------------------------------------------------------------------------------------------
         4.   Performance of the alarm throughput        C
              >10 alarms per second
------------------------------------------------------------------------------------------------------------------------
         5.   Indication of Alarm Event Forwarding       NC
              Suppression per functional unit
              (e.g. Regenerator Section ...)
------------------------------------------------------------------------------------------------------------------------
6             CONFIGURATION MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
6.1           GENERAL
------------------------------------------------------------------------------------------------------------------------
         1.   Upload of Configuration Data - on single   C
              command
------------------------------------------------------------------------------------------------------------------------
         2.   Upload of Configuration Data - on bulk     C
              command
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         3. Download of Configuration Data - on bulk     C
            command
------------------------------------------------------------------------------------------------------------------------
6.2           CONFIGURATION OF FUNCTIONAL BLOCKS
------------------------------------------------------------------------------------------------------------------------
6.2.1         ALL OPTICAL INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Set of transmitted output power            C
------------------------------------------------------------------------------------------------------------------------
         2.   Set of input power warning thresholds      C
------------------------------------------------------------------------------------------------------------------------
         3.   Set input power switch off thresholds      C
------------------------------------------------------------------------------------------------------------------------
         4.   Set output power warning thresholds        C
------------------------------------------------------------------------------------------------------------------------
         5.   Set output power switch off thresholds     C
------------------------------------------------------------------------------------------------------------------------
         6.   Set laser current alarm thresholds         C
------------------------------------------------------------------------------------------------------------------------
         7.   Set of laser temperature alarm thresholds  C
------------------------------------------------------------------------------------------------------------------------
         8.   Set of transmitted wavelength alarm        C
              thresholds
------------------------------------------------------------------------------------------------------------------------
         9.   Enable / Disable Automatic Laser           NC -
              Shutdown according to                      The OPTera
              ITU-T G.958                                LH OADM is a
                                                         Class 3A system.
                                                         Whilst
                                                         not advised,
                                                         a Class 3A
                                                         system is deemed
                                                         to be safe for
                                                         long term viewing
                                                         without optical
                                                         aids and with the
                                                         supplied warning
                                                         labels and
                                                         procedural
                                                         precautions, ALS
                                                         is not necessary
                                                         for this equipment
------------------------------------------------------------------------------------------------------------------------
         10.  Enable / Disable Laser                     C - it is
                                                         possible to
                                                         enable/disable
                                                         the laser both
                                                         manually and
                                                         remotely
------------------------------------------------------------------------------------------------------------------------
         11. Enable Laser for Test Purposes               NC
             (2s / 90s)
------------------------------------------------------------------------------------------------------------------------
6.2.2         ALL REGENERATOR SECTION MONITORING POINTS
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         1.   Set Threshold B1-EBER                      NC -At an OADM
                                                         site, regen
                                                         section is
                                                         monitored by
                                                         the SDH ADM
                                                         equipment

------------------------------------------------------------------------------------------------------------------------
7             NETWORK PROTECTION
------------------------------------------------------------------------------------------------------------------------
7.1           OPTICAL MULTIPLEX
              SECTION PROTECTION (OMSP)
------------------------------------------------------------------------------------------------------------------------
         1.   OMSP function                              NC - Nortel        However,
                                                         believes that      Nortel also
                                                         in today's         believes that
                                                         networks where     optical
                                                         SDH                protection
                                                         multiplexers       switching
                                                         are already        offers
                                                         required for       benefits for
                                                         traffic            demands
                                                         aggregation and    carried on
                                                         bandwidth          individual
                                                         management it      optical
                                                         is more cost       channels,
                                                         effective to       Optical
                                                         put the            protection
                                                         protection         switching of
                                                         switching in       this type is
                                                         the SDH layer      only viable if
                                                                            deployed with
                                                                            appropriate
                                                                            solutions for
                                                                            the monitoring
                                                                            and management
                                                                            of the optical
                                                                            domain
------------------------------------------------------------------------------------------------------------------------
         2.   Switch-Over Completion Time LESS THAN      See response to
              50ms                                       7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Enable / Disable Automatic Switching       See response to
                                                         7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         4.   Manual Switching via                       See response to
              Management Interface                       7.1.1 above

------------------------------------------------------------------------------------------------------------------------
         5.   Configurable Wait Time to Restore          See response to
                                                         7.1.1 above
------------------------------------------------------------------------------------------------------------------------
7.2           WAVELENGTH SELECTIVE PROTECTION SWITCHING
------------------------------------------------------------------------------------------------------------------------
         1.   Wavelength selective Subnetwork            See response to
              Connection Protection                      7.1.1 above
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         2.   Switch-Over Completion Time LESS THAN      See response to
              50ms                                       7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Enable / Disable Automatic Switching       See response to
                                                         7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         4.   Manual Switching via Management            See response to
              Interface                                   7.1.1 above
------------------------------------------------------------------------------------------------------------------------
         5.   Configurable Wait Time to Restore          See response to
                                                         7.1.1 above
------------------------------------------------------------------------------------------------------------------------
8             OPERATION AND MAINTENANCE
------------------------------------------------------------------------------------------------------------------------
8.1           GENERAL
------------------------------------------------------------------------------------------------------------------------
         1.   Event buffer                               C
------------------------------------------------------------------------------------------------------------------------
         2.   Heart Beat Function for all processes      NC
------------------------------------------------------------------------------------------------------------------------
         4.   Real time clock function                   C
------------------------------------------------------------------------------------------------------------------------
         5.   Automatic synchronization of NE real       C
              time clock on EMS real time clock
------------------------------------------------------------------------------------------------------------------------
         6.   It is possible to set the NE time and      C
              date via EMS/LCT
------------------------------------------------------------------------------------------------------------------------
         7.   NSAP Address modification                  C
------------------------------------------------------------------------------------------------------------------------
         8.   Local Software Download                    C
------------------------------------------------------------------------------------------------------------------------
         9.   Remote Software Download                   C
------------------------------------------------------------------------------------------------------------------------
         10. Upload of configuration data to EMS/LCT     C
------------------------------------------------------------------------------------------------------------------------
         11.  Download of configuration data from        C
              EMS/LCT
------------------------------------------------------------------------------------------------------------------------
         12. Manager Decision Process for equipment      C
             access control
------------------------------------------------------------------------------------------------------------------------
         13.  Display of Optical Transmit Power Level    C
------------------------------------------------------------------------------------------------------------------------
8.2           LOGS
------------------------------------------------------------------------------------------------------------------------
         1.   Alarm / Status Log                         C
------------------------------------------------------------------------------------------------------------------------
         2.   Performance Log (storage capacity at       C
              least 8 x 15 min intervals and 30 x 24 h
              interval for each monitoring point)
------------------------------------------------------------------------------------------------------------------------
         3.   Configuration Log (storage capacity at     C
              least 24 h)
------------------------------------------------------------------------------------------------------------------------
         4.   Access Control Log (storage capacity at    C
              least 10 days)
------------------------------------------------------------------------------------------------------------------------
8.3           REDUNDANCY
------------------------------------------------------------------------------------------------------------------------
         1.   Dual Power Feed                            C - standard 2
                                                         power feeds,
                                                         optional 6
                                                         power feeds
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         2.   1+1 Protection of Power Supply             The OPTera OADM
                                                         system is
                                                         powered by
                                                         redundant
                                                         feeds. Failure
                                                         of one of the
                                                         power feeds due
                                                         to an open or
                                                         short circuit
                                                         does not affect
                                                         the system. Two
                                                         breaker/filter
                                                         modules provide
                                                         power for the
                                                         OPtera OADM
                                                         shelves.
------------------------------------------------------------------------------------------------------------------------
         3.   Redundancy of pump lasers                  C
------------------------------------------------------------------------------------------------------------------------
8.4           EQUIPMENT TESTING FUNCTIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Integrity Check of Configuration Data      C - managed via
                                                         the
                                                         functionality
                                                         of the NE OPC
------------------------------------------------------------------------------------------------------------------------
         2.   Integrity Check of System Software         See response to
                                                         8.4.1
------------------------------------------------------------------------------------------------------------------------
         3.   Configuration of Loop Back on all          NC
              optical Interface Cards
------------------------------------------------------------------------------------------------------------------------
         4.   Optical monitoring port on each transmit   Transponder
              transponder (output signal)                Unit not used
                                                         in this solution
------------------------------------------------------------------------------------------------------------------------
         5.   Optical monitoring port on each receive    Transponder
              transponder (input signal)                 Unit not used
                                                         in this solution
------------------------------------------------------------------------------------------------------------------------
         6.   Optical monitoring port on each            C - managed via
              pre-amplifier (input signal)               the
                                                         functionality
                                                         of the NE OPC
------------------------------------------------------------------------------------------------------------------------
         7.   Optical monitoring port on each            C - managed via
              booster-amplifier (output signal)          the
                                                         functionality
                                                         of the NE OPC
------------------------------------------------------------------------------------------------------------------------
8.5           INVENTORY DATA
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         1.   Electronic Label Read Access via           Nortel's INM
              Management Interfaces                      Network
                                                         Management system
                                                         offers the option
                                                         of centralised
                                                         inventory
                                                         management, which
                                                         is accessed via
                                                         the GNB and
                                                         allows the user to
                                                         retrieve an
                                                         inventory of
                                                         the remotely
                                                         located
                                                         NEs. The retrieved
                                                         information can be
                                                         displayed and saved
                                                         to a file suitable
                                                         for further
                                                         processing
------------------------------------------------------------------------------------------------------------------------
         2.   Automatic Electronic Label Upgrade         See response to
                                                         8.5.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Compatibility Check of Equipment           See response to
              Hardware Releases                          8.5.1 above
------------------------------------------------------------------------------------------------------------------------
         4.   Compatibility Check of Equipment           See response to
              Firmware Releases                          8.5.1 above
------------------------------------------------------------------------------------------------------------------------
         5.   Compatibility Check of Equipment           Management by
              Software Releases                          release
                                                         automatically
                                                         defines a
                                                         set of compatible
                                                         software loads
                                                         (called the
                                                         software lineup)
                                                         for all
                                                         downloadable CPs
                                                         in a span of
                                                         control and
                                                         enforces strict
                                                         software
                                                         configuration
                                                         management
                                                         among these loads.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         6.   Compatibility Check of Equipment           See response to
              Software Releases to the Management        8.5.5 above
              System
------------------------------------------------------------------------------------------------------------------------
         7.   Electronic Label contents:                 See response to
              - Unit hardware release / version          8.5.1 above
              - Unit hardware serial number
              - Unit firmware release / version
              - Unit software release / version
              - Unit installation date of unit/NE
              - Production date of unit/NE
------------------------------------------------------------------------------------------------------------------------
9             ENVIRONMENTAL CONDITIONS,
              ENVIRONMENTAL COMPATIBILITY
              AND SAFETY
------------------------------------------------------------------------------------------------------------------------
9.1           CLIMATIC CONDITIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Compliance with Stationary Use             C
              Conditions acc. to prETS 300 019-2-3
              Class T 3.2
------------------------------------------------------------------------------------------------------------------------
         2.   No need for air conditioning via           C
              elevated ground floor
------------------------------------------------------------------------------------------------------------------------
9.2           ELECTROMAGNETIC COMPATIBILITY
------------------------------------------------------------------------------------------------------------------------
         1.   Compliance with EN 55022                   C
------------------------------------------------------------------------------------------------------------------------
         2.   Compliance with EN 50082                   C
------------------------------------------------------------------------------------------------------------------------
9.3           SAFETY
------------------------------------------------------------------------------------------------------------------------
         1.   CE certification available                 C
------------------------------------------------------------------------------------------------------------------------
         2.   Electrical safety according to             C
              EN 41003
------------------------------------------------------------------------------------------------------------------------
         3.   General requirements according to          C
              EN 60950 A1, A2
------------------------------------------------------------------------------------------------------------------------
         4.   Fire and heat safety according to ETS      C
              300 019-2
------------------------------------------------------------------------------------------------------------------------
10            PHYSICAL CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------
         1.   Rack size according to ETSI 300 119, 600   C
              mm x 300 mm
------------------------------------------------------------------------------------------------------------------------
         2.   Rack size according to ETSI 300 119, 600   N/A
              mm x 600 mm
------------------------------------------------------------------------------------------------------------------------
         3.   System installation and h/w upgrade via    C
              front access possible
------------------------------------------------------------------------------------------------------------------------
         4.   Number of required Racks in minimum        1                  1               1
              configuration
------------------------------------------------------------------------------------------------------------------------
         5.   Number of required Racks in maximum        1                  IR              IR
              configuration
------------------------------------------------------------------------------------------------------------------------
11            POWER SUPPLY
------------------------------------------------------------------------------------------------------------------------
         1.   Nominal input voltage -48V                 C
------------------------------------------------------------------------------------------------------------------------
         2.   Minimum accepted input voltage             -38V
------------------------------------------------------------------------------------------------------------------------
         3.   Maximum accepted input voltage             -75V
------------------------------------------------------------------------------------------------------------------------
12            AVAILABILITY
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier shall provide MTBF figures    C - see Annex 1
              for each functional unit of the offered
              equipment based on his statistical
              evaluations according to the template as
              attached in Annex 1
------------------------------------------------------------------------------------------------------------------------
13            POWER CONSUMPTION
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier shall provide worst case      C - see Annex 1
              power consumption figures for each
              functional unit of the offered equipment
              according to the template as attached in
              Annex 1
------------------------------------------------------------------------------------------------------------------------
14            SYSTEM MANUALS
------------------------------------------------------------------------------------------------------------------------
         1.   System Description in Hypertext Format     C -
              on CD                                      documentation
                                                         is available in
                                                         Adobe Acrobat
                                                         format
------------------------------------------------------------------------------------------------------------------------
         2.   System O&M Manuals in  Hypertext           C-
              Format on CD                               documentation
                                                         is available in
                                                         Adobe Acrobat
                                                         format
------------------------------------------------------------------------------------------------------------------------

ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                     AVAILABLE NOW      AVAILABLE       AVAILABLE     Comment
                                                                             12/1999         12/2000
------------------------------------------------------------------------------------------------------------------------
UNIT NAME/TYPE                         UNIT ID           UNIT FIT FIGURE    MAXIMUM POWER
                                                                            CONSUMPTION
----------------------------------------------------------------------------------------------------
MANDATORY CONTROL
----------------------------------------------------------------------------------------------------
Shelf Controller                       NTCA41BA                1125           13W/20W
----------------------------------------------------------------------------------------------------
Half Height Breaker                    NTCA40CA                 256           5W/8W
----------------------------------------------------------------------------------------------------
Maintenance Interface                  NTCA42AA                1139           7.5W/10W
----------------------------------------------------------------------------------------------------
Message Transfer                       NTCA48AA                 677           8W/10W
----------------------------------------------------------------------------------------------------
OPTIONAL CONTROL
----------------------------------------------------------------------------------------------------
Parallel Telemetry Interface           NTCA45AA                 703           2W/5W
----------------------------------------------------------------------------------------------------
AMPLIFIER/FILTER OPTIONS
----------------------------------------------------------------------------------------------------
MOR+ Red Pre/ Blue Post with OSC       NTCA11PK                4499           35W/50W
----------------------------------------------------------------------------------------------------
MOR+ Blue Pre/Red Post with OSC        NTCA11NK                4499           35W/50W
----------------------------------------------------------------------------------------------------
OSC                                    NTCA11CA                1024           25W/40W
----------------------------------------------------------------------------------------------------

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------


PARA. 1.1

1.1      INTER-SHELF INTERCONNECTIONS

The various I/O of the OMX module, shown in Figure 1 is connectorized to provide the interconnection flexibility required to support the various configurations of OPTera. The OTS In and OTS Out interfaces generally interface the outside plant fiber, although in some configurations they connect to other co-located OPTera shelves. The Thru Out and Thru In interfaces carry all of the wavelength bands except for the band being added/dropped by the module. These interfaces can be accessed via a connector or a pigtail. The Channel 1-4 Drop and Add pigtails carry the Drop and Add channels and are connected to the OCLD cards.

All connectors are SC/PC. The pigtail connectors to the OCLDs are FC/PC.

FIGURE 1. OMX I/O

When configured for a hubbed ring remote, the OPTera shelf is provisioned with two OMX modules as shown in Figure 2. The wavelengths that are not added/dropped by the node must be passed through optically. This is accomplished by connecting the Thru Out pigtail from each OMX to the Thru In connector of the other OMX. The pigtail is used in this case to avoid an additional connector loss.

FIGURE 2. HUBBED RING REMOTE CONFIGURATION

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------


The hubbed ring hub and the point-to-point terminal are configured the same way. These nodes typically consist of multiple nodes, each accessing a different wavelength band. Figure 3 shows the intershelf interconnections. The incoming facility fiber is connected to the OTS In port of the OMX on the first shelf, which drops its band of wavelengths. The Thru Out is connected, via a patchcord, to the OTS In of the OMX on the next shelf, which drops its band of wavelengths. This continues until the last shelf has dropped its band of wavelengths. This interconnection is identical on both the West and East sides of the shelves.

The OTS Out of the OMX on the first shelf, which contains the band of wavelengths added by that shelf, is connected, via a patchcord, to Thru In port of the OMX on the next shelf. This daisychain continues until the last shelf has added its band of wavelengths. The OTS Out of the last shelf connects to the outgoing fiber facility. This interconnection is identical on both the West and East sides of the shelves.

This style of interconnection minimizes the add/drop insertion loss of the point-to-point terminal and the hubbed ring hub. The main alternative is to connect the East OTS In/Out to the West OTS Out/In of the next shelf; however, the 8th shelf would experience the insertion loss of 7 additional OMX modules in this case.

This style of interconnection does not have an optical passthrough path. This is not required in the point-to-point terminal or the hubbed ring hub.


FIGURE 3. POINT-TO-POINT TERMINAL OR HUBBED RING HUB

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------


To configure a point-to-point system, the OTS Out of the last shelf (`last' referring to the daisy-chained interconnection described above) is connected to the OTS In of the first shelf. This interconnection is identical for the A and B sides.

FIGURE 4. POINT-TO-POINT SYSTEM INTERCONNECTION

To configure a hubbed ring system, the West OTS Out of the last shelf in the hub (`last' referring to the daisy-chained interconnection described above) is connected to the West OTS In of the first remote. The West OTS Out of the first remote is connected to the West OTS In of the first shelf in the hub. The East OTS Out of a remote is connected to the West OTS In of the next remote and the West OTS Out of that remote is connected to the East OTS In of the previous remote.

In summary, the West side of the hub is connected to the West side of the first remote and the East side of the hub is connected to the East side of the last remote. The remotes are daisy-chained East side to West side.

FIGURE 5. HUBBED RING SYSTEM INTERCONNECTION

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------

PARA. 1.1.1

1.2      WAVELENGTH PLAN

OPTera wavelengths are organized into bands as shown in Figure 6 to facilitate cost-effective add/drop/passthrough. Each band encompasses 4 wavelengths based on a 200GHz spacing with central frequencies selected from the ITU 100GHz grid. The center wavelength tolerance for OPTera lasers is +/- 0.25nm. This covers all operating conditions, including the full ambient temperature range, laser aging, and laser line broadening.

FIGURE 6. OPTERA WAVELENGTH ORGANIZATION

[GRAPHIC OMITTED]

TABLE 1. CHANNEL CENTRAL WAVELENGTHS

----------------------- --------------------- -------------------- --------------------- --------------------
WAVELENGTH BAND         CHANNEL 1             CHANNEL 2            CHANNEL 3             CHANNEL 4
----------------------- --------------------- -------------------- --------------------- --------------------
1                       1528.77               1530.33              1531.90               1533.47
----------------------- --------------------- -------------------- --------------------- --------------------
2                       1538.19               1539.77              1541.35               1542.94
----------------------- --------------------- -------------------- --------------------- --------------------
3                       1547.72               1549.32              1550.92               1552.52
----------------------- --------------------- -------------------- --------------------- --------------------
4                       1557.36               1558.98              1560.61               1562.23
----------------------- --------------------- -------------------- --------------------- --------------------
5                       1567.13               1568.77              1570.42               1572.06
----------------------- --------------------- -------------------- --------------------- --------------------
6                       1577.03               1578.69              1580.35               1582.02
----------------------- --------------------- -------------------- --------------------- --------------------
7                       1587.04               1588.73              1590.41               1592.10
----------------------- --------------------- -------------------- --------------------- --------------------
8                       1597.19               1598.89              1600.60               1602.31
----------------------- --------------------- -------------------- --------------------- --------------------

1.3      CLIENT INTERFACES

The first release of OPTera includes 2 OCI circuit card types. The first is optimized for 1310nm client signals up to 622Mb/s and meets the optical parameter specifications for OC-3 and OC-12 short and intermediate reach applications. The second is optimized for 1310nm client signals up to 1.25Gb/s and meets the optical parameter specifications for Gigabit Ethernet, however this card can also interface SONET OC-3 and OC-12 signals.

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------



TABLE 2. OPTICAL CHANNEL INTERFACE TYPES

------------- ------------ --------------- ---------------- ---------------- ------------------
OCI           MAX BIT      FIBER TYPE      CONNECTOR        PROTOCOL         NOMINAL
              RATE                                                           WAVELENGTH
------------- ------------ --------------- ---------------- ---------------- ------------------
622M          622Mb/s      SMF             SC               Transparent      1310nm
------------- ------------ --------------- ---------------- ---------------- ------------------
1.25G         1.25Gb/s     SMF & MMF       SC               Transparent      1310nm
------------- ------------ --------------- ---------------- ---------------- ------------------


OPTera is optimized for carrying OC-3 and OC-12 trunks between switching devices and between end-users in metropolitan environments. OC-48 rates will be supported in the future. There are currently no plans to support OC-192 rates, however, such a rate is not precluded by the architecture.

The OPTera system will be transparent to subtending SONET equipment. All SONET section, line and path layer overhead is passed through without modification. SONET DCC channels, orderwire, APS signaling, pointers, etc., will all pass through transparently such that the subtending SONET equipment will function as if it is directly connected, including protection switching and synchronization functions.

The following OCI cards are available in the first release of OPTera. Async FOTS interfaces that are compatible with these specifications can be handled. Other specifications can be considered based on the needs of the network provider.

TABLE 3. OPTICAL CHANNEL INTERFACE SPECIFICATIONS

------------- ------------ --------------- -------------- -------------- -------------- ---------------------
OCI           MAX BIT      TX PWR MAX      TX PWR MIN     RX SENS (MIN)  RX OVERLOAD    WAVELENGTH
              RATE
------------- ------------ --------------- -------------- -------------- -------------- ---------------------
622M          622Mb/s      -15dBm          -8dBm          -28dBm         -7dBm          1274nm-1356nm
------------- ------------ --------------- -------------- -------------- -------------- ---------------------
1.25G         1.25Gb/s     -13dBm          -3dBm          -20dBm         -3dBm          1270nm-1335nm
------------- ------------ --------------- -------------- -------------- -------------- ---------------------

TABLE 4. EXAMPLE CLIENT SIGNALS

------------------------------------------- -------- -------------------------- -----------------------------
CUSTOMER EQUIPMENT INTERFACE TYPE           FIBER    OCI 622M DISTANCE          OCI 1.25G DISTANCE (ASSUMES
                                            TYPE     (ASSUMES .5DB/KM)          .5DB/KM)
------------------------------------------- -------- -------------------------- -----------------------------
OC-3/12 SR (155-622Mb/s)                    SMF      15km                       8km
------------------------------------------- -------- -------------------------- -----------------------------
OC-3/12 IR (155-622Mb/s)                    SMF      25km                       10km
------------------------------------------- -------- -------------------------- -----------------------------
ATM OC-3/12 (155-622Mb/s)                   MMF      N/a                        230m (dispersion limited)
------------------------------------------- -------- -------------------------- -----------------------------
Fast Ethernet (100Mb/s)                     SMF      15-30km                    Up to 22km
------------------------------------------- -------- -------------------------- -----------------------------
Gigabit Ethernet (1.25Gb/s)                 SMF      N/a                        3km (dispersion limited)
------------------------------------------ -------- -------------------------- -----------------------------
Fiber Channel  (up to 531Mb/s)              SMF      10-20km                    12-22km
------------------------------------------- -------- -------------------------- -----------------------------
Fiber Channel (1.06Gb/s)                    SMF      N/a                        3km (dispersion limited)
------------------------------------------- -------- -------------------------- -----------------------------
ESCON/SBCON (200Mb/s)                       SMF      25km                       24km
------------------------------------------- -------- -------------------------- -----------------------------
FDDI (100Mb/s)                              SMF      15-30km                    Up to 22km
------------------------------------------- -------- -------------------------- -----------------------------
Other                                       MMF      N/a                        230m (dispersion limited)
------------------------------------------- -------- -------------------------- -----------------------------

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------

PARA. 1.1.3 (3)

1.3.1    PERFORMANCE MANAGEMENT

OPTera performance management includes the monitoring of Optical Power Received
(OPR), Optical Power Transmitted (OPT), and Signal-to-Noise Ratio (SNR) on a per wavelength basis. This information is used to derive threshold crossing alerts that can be used to trigger pre-emptive maintenance action and recorded for subsequent trend analysis. Reports of these events are available at the network element through the SMI/EMS. Active TCAs are reported in the Alarm Browser of the System Manager Interface. TCAs events are timestamped and recorded in the Event Log of the System Manager Interface.

There are two thresholds defined for each parameter. The first threshold is a Degrade Threshold, indicating that the parameter being monitored is degraded and potentially experiencing bit errors. This TCA is reported, however, it does not trigger protection switching. The second threshold is a Fail Threshold, indicating that the parameter being monitored is severely degraded and traffic is being impacted. This TCA is reported and triggers protection switching, if available.

The TCA thresholds are not currently user settable. The thresholds are calibrated to client signal BERs, and different thresholds are required for different client signal bit-rates. Since OPTera offers the flexibility to carry any bit-rate, Cambrian Systems believes that it would be unwieldy for the user to have to set the thresholds for each bit-rate. However, a method of supporting user adjustment of these thresholds is planned.

It is also planned to support end-to-end optical channel performance monitoring using protocol-specific integrity mechanisms. For example, OPTera will monitor on an end-to-end basis, the SONET Section Layer BIP-8 and provide performance parameters and binning as requested. This includes Code Violations, Errored Seconds, Severely Errored Seconds and Severely Errored Frame Seconds. Although far-end parameters are not available at the SONET section layer, OPTera will monitor these parameters on both incoming and outgoing clients signals in both directions and report these via the OPTera EMS.

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------


PARA 1.1-4

STM-16 TX/RX OPTICAL INTERFACE SPECIFICATIONS

                                  GENERAL

                                           1310 nm            1557 nm
Circuit pack PEC
  FC connection                           NTCA20LA            NTCE30KA
  ST connector                            NTCA30LB            NTCA20KB
  SC connector                            NTCA30LC            NTCA30KC
Line rate                                 2488.32 Mbit's      2488.32 Mbit's
Line code                                 NRZ                 NRZ
ITU-T G.957 application code              S-16.1              L-16.2
Altonuination range (see Note 4)          ? dB to ? dB        ? dB to ? dB

                                 RECEIVER
GENERAL
  Detector                                Avalanche photo-detector (APD)
  Pigtail                                 Single-mode

                                           1310 nm             1557 nm
SPECTRAL CHARACTERISTICS
  Wavelength of operation                  1310 nm             1557 nm
OPTICAL SIGNAL
  Guaranteed receiver sensitivity          -25.6 dBm           -25.6 dBm
  Receiver overload level (see Note 1)     -15.0 dBm           -15.0 dBm
  Receiver damage level (see Note 2)       0 dBm               0 dBm

                                 TRANSMITTER
GENERAL
  Transmitter                              DFB semi-conductor laser
  Pigtail                                  Single-mode

                                           1310 nm             1557 nm
SPECTRAL CHARACTERISTICS
  Central wavelength                       1310 nm             1310 nm
  Central wavelength range                 1310 nm             1557 nm
                                           (plus or minus)     (plus or minus)
                                           10 nm               3.5 nm
  Spectral width                           0.65 nm             0.65 nm
  Single-mode suppression ratio (SSR)      33.0 dB             33.0 dB
OPTICAL SIGNAL
  Maximum tolerated optical reflection     20.0 dB             20.0 dB
  Guaranteed maximum launch power
    (see Note 3)                           ? dBm               ? dBm
  Guaranteed maximum launch power
    (see Note 3)                           -0.5 dBm            -0.5 dBm


NOTE 1: The overload level level is the maximum optical power for which a bit-error rate 10(-10) and all filter tolerance specifications are met.

NOTE 2: Damage level is the maximum optical power for which no damage to components is occurred.

NOTE 3: These are worst-case parameters and included connector losses, aging, equipment impairment due to implementation and temperature degradation. This represents the power level measured at the station fibre on the link side of connectors.

NOTE 4: Including aging, temperature-connector losses and optical path penalties. Excludes customer link margin as that depends upon the customer's maintenance budgets (number of splices expected during service life).

NOTE 5: SC connections are recommended for TN-64X applications.

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------



PARA. 1.2(4)-1.2.(7)

2        NETWORK CONFIGURATIONS

2.1      HUBBED RING

The Hubbed Ring configuration is optimized for hubbed traffic flows, such as in access networks and many interoffice networks. The configuration consists of a ring of remote shelves and the hub. Each remote shelf supports up to 4 protected or 8 unprotected optical channel interfaces that are connected to corresponding interfaces at the hub site. More than one remote shelf can be installed at a given site in order to provide more than 4 (or 8) channel interface drops at that site. Up to 8 remote shelves are supported for a maximum total of 32 protected or 64 unprotected optical channel interfaces.

FIGURE 7. HUBBED RING CONFIGURATION

[OBJECT OMITTED]

2.2      DISTRIBUTED ATM

A key objective in the development of the equipment has been to provide value-added transport for ATM switch trunks within a metropolitan network environment.

The Hubbed Ring is optimized for backhauling trunks from ATM edge switches to an ATM core or tandem switch because this application involves a hubbed traffic pattern. The trunks in these applications are currently OC-3, but are quickly evolving to OC-12. OPTera will handle the upgrade with no additional investment in the transport infrastructure because the OCI circuit cards are bit-rate independent. Cambrian believes the economics and scalability of OPTera offers the network provider the option to provide ATM trunking at the photonic layer rather than through SONET.

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------





FIGURE 8. DISTRIBUTED ATM CONFIGURATION

[OBJECT OMITTED]

In this application, all the elements will be managed by the Newbridge 46020, providing simplified overall management.

2.3      POINT-TO-POINT

The point-to-point system can be configured as either protected or unprotected. In the protected configuration, all optical channels can be bridged onto both a working fiber and a protection fiber such that in the event of a failure of the working fiber, the channels can be restored via the protection fiber. Both protected and unprotected connections can be established over this configuration, with the protection being optional on a per connection basis. For example, two unprotected connections can be established over a single wavelength, one on the working fiber pair, and one on the protection fiber pair, in place of one protected connection.

For point-to-point applications where the protection capabilities are not required, an unprotected point-to-point configuration is supported that allows up to 4 unprotected interfaces to be supported per shelf.

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------



FIGURE 9. POINT-TO-POINT CONFIGURATION - PROTECTED

[OBJECT OMITTED]

FIGURE 10. POINT-TO-POINT CONFIGURATION - UNPROTECTED

[OBJECT OMITTED]

2.4

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------



2.5 CONNECTION TYPES

The equipment is designed to complement SONET networks by providing increased capacity per fiber while leaving protection functions to the SONET network elements. These applications may use the Unprotected Connections illustrated in Figure 11 and Figure 13. However, the equipment is also designed to be deployed in place of a SONET transport layer where appropriate. In order to be capable of both these options, the equipment incorporates optical layer protection switching functionality as illustrated in Figure 12. These different connections options can be provisioned on the same system on a per connection basis.

Figure 11 illustrates a basic unprotected ring connection with an unprotected client interface. Such a connection may be used when the client signal does not require any protection, or it is protected via some other network. Note that the same wavelength on the unused arc of the ring is available for another connection.

FIGURE 11. UNPROTECTED CONNECTION WITH UNPROTECTED CLIENT INTERFACE

[OBJECT OMITTED]

Figure 12 illustrates a protected connection with an unprotected client interface. This connection offers survivability against fiber cuts and node failures, however, the client interface remains unprotected, perhaps because it is an intra-office connection that is not expected to fail. This mechanism uses a permanent head-end bridge performed by the OCMs in the two terminating nodes. The drop node monitors the integrity of both received optical channels and uses this information to select the better channel.

FIGURE 12. PROTECTED CONNECTION WITH UNPROTECTED CLIENT INTERFACE

[OBJECT OMITTED]

Figure 13 illustrates a high survivability connection where the protection switching is provided by the subtending equipment, such as a SONET terminal. Fiber cuts, node failures and channel interface failures are all survived. Because the optical channel connections are completely transparent, the subtending equipment protection mechanism operates as if it is directly connected. In order for this method to work, the optical channel connection must be transparent to failures. For example, if an OCI detects an incoming LOS from the subtending equipment, the condition will be alarmed and a LOS will also be generated at the other end of the connection to the subtending equipment so that the failure will be detected and the protection switch performed.

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------



FIGURE 13. UNPROTECTED CONNECTIONS WITH EXTERNALLY PROTECTED CLIENT INTERFACE

[OBJECT OMITTED]

2.5      OPTICAL LINK BUDGETS (SYSTEMS WITHOUT OPTICAL AMPLIFIERS)

The following link budgets apply across the entire operating range of 0-50 degrees centigrade and regardless of fiber type (NDSF, DSF, NS-DSF). A 1.5dB penalty is included to cover all sources of distortion, including chromatic dispersion on NDSF, and four-wave mixing on DSF and NZ-DSF. No allocation has been made for connector losses at a Fiber Distribution Frame nor is there any unallocated margin.

In the OPTera Hubbed Ring configuration, add/drop/passthrough functionality is provided optically, such that the optical power budget must be calculated on a ring basis; node to node distances are unimportant. In order to ensure that each optical channel experiences the same passthrough losses, the wavelength bands are allocated to the remotes as illustrated in Figure 25. With this allocation of bands, the following link budgets apply regardless of which remote is terminating the channel.

FIGURE 14. BAND ALLOCATION IN HUBBED RING CONFIGURATION

[OBJECT OMITTED]

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------



TABLE 5. LINK BUDGET FOR HUBBED RING CONFIGURATIONS (UP TO 1.25GB/S)

---------------------------------------- --------------------------------------
        NUMBER OF REMOTE OPTER SHELVES     MAXIMUM LOSS FOR RING CIRCUMFERENCE
---------------------------------------- --------------------------------------
                     1                                   21.7 dB
---------------------------------------- --------------------------------------
                     2                                   19.9 dB
---------------------------------------- --------------------------------------
                     3                                   18.3 dB
---------------------------------------- --------------------------------------
                     4                                   16.8 dB
---------------------------------------- --------------------------------------
                     5                                   15.2 dB
---------------------------------------- --------------------------------------
                     6                                   13.7 dB
---------------------------------------- --------------------------------------
                     7                                   12.1 dB
--------------------------------------- ---------------------------------------
                     8                                   10.6 dB
--------------------------------------- ---------------------------------------


OPTera can be configured for point-to-point applications. These applications involve slightly different configurations of the OMX modules that take advantage of the topology to increase the system reach. The optical path loss shown in the tables does not have any allowance for connector loss at Fiber Distribution Frames nor any unallocated margin.

FIGURE 15. BAND ALLOCATION IN POINT-TO-POINT CONFIGURATION

[OBJECT OMITTED]

CCG RFQ - ST-RFX-0005 - COMMENTS
------------------------------------------------------------------------------


TABLE 6. LINK BUDGET FOR POINT-TO-POINT CONFIGURATIONS  (UP TO 1.25 GB/S)

------------------------------------ -----------------------------------------
NUMBER OF REMOTE OPTERA SHELVES      MAXIMUM LOSS
------------------------------------ -----------------------------------------
1                                    21.7 dB
------------------------------------ -----------------------------------------
2                                    20.6 dB
------------------------------------ -----------------------------------------
3                                    19.6 dB
------------------------------------ -----------------------------------------
4                                    18.7 dB
------------------------------------ -----------------------------------------
5                                    17.8 dB
------------------------------------ -----------------------------------------
6                                    16.9 dB
------------------------------------ -----------------------------------------
7                                    15.9 dB
------------------------------------ -----------------------------------------
8                                    15.0 dB
------------------------------------ -----------------------------------------

                SYSTEM FEATURE DESCRIPTION OPTICAL LINE AMPLIFIER

-------------------------------------------------------------------------------
ID                        ST-RFX-0004
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

-------------------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung


FILENAME                  System Feature Description Optical Line Amplifier-10

-------------------------------------------------------------------------------

DESCRIPTION

-------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

-------------------------------------------------------------------------------

1        ABBREVIATIONS

-------------------------------------------------------------------------------

INTRODUCTION This section lists abbreviation used throughout the entire document.

-------------------------------------------------------------------------------

                          AUI            Attachment Unit Interface
                          BBE            Background Block Error
                          EBER           Excessive Bit Error Rate

                          EMS            Element Management System
                          ES             Errored Second
                          ES-IS          End System - Intermediate System routing
                          IP             Internet Protocol
                          IS-IS          Intermediate System routing
                          ITU-T          International Telecommunications Union - Telecommunications Sector
                          LAPD           Link Access Protocol D-channel
                          LCT            Local Craft Terminal
                          LED            Light Emitting Diode
                          LOF            Loss Of Frame
                          LOS            Loss Of Signal
                          MAU            Media Attachment Unit
                          MDI            Miscellaneous Discrete Input
                          MDO            Miscellaneous Discrete Output
                          MIB            Management Information Base
                          NE             Network Element
                          NMS            Network Management System
                          NSAP           Network Service Access Point
                          OADM           Optical Add/Drop Multiplexer
                          OLA            Optical Line Amplifier
                          ODBC           Open DataBase Connectivity
                          OLA            Optical Line Amplifier
                          OSC            Optical Service Channel
                          OSI            Open Systems Interconnection
                          OSS            Operation Support System
                          OTM            Optical Terminal Multiplexer
                          PSTN           Public Switched Telephone Network
                          RS             Regenerator Section
                          SDH            Synchronous Digital Hierarchy
                          SES            Severely Errored Second
                          SNMP           Simple Network Management Protocol
                          SQL            Structured Query Language
                          TCP            Transmission Control Protocol
                          UAS            Unavailable Second
                          UDP            User Datagram Protocol

-------------------------------------------------------------------------------

2 REQUESTED FEATURES

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
1             TRANSMISSION FEATURES
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier provides a link/hop planning      NC
              tool allowing to simulate and design the
              DWDM network (Attenuation, Dispersion,..).
------------------------------------------------------------------------------------------------------------------------
         2.   The supplier provides a released document      C - This can
              containing system planning and engineering     be made
              rules based on standard single mode fibres.    available if
                                                             required
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.1           TRANSMISSION INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Connector Type E2000 APC                       FC/SC
------------------------------------------------------------------------------------------------------------------------
         2.   Maximum output power of the interfaces         50W
------------------------------------------------------------------------------------------------------------------------
         1.   OLA link/hop limits (attenuation,              5 hops, total    IR            IR
              dispersion,..) as function of number and       combined
              lengths of hops between terminals.             distance of
                                                             380km with
                                                             maximum
                                                             overall Db
                                                             loss of 95Db
------------------------------------------------------------------------------------------------------------------------
         3.   Automatic output power adjustment depending    C
              on the number of received channels
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.2           SYSTEM CONNECTIVITY
------------------------------------------------------------------------------------------------------------------------
1.2.1         SYSTEM CAPACITY
------------------------------------------------------------------------------------------------------------------------
         1.   IN CASE OF OPTICAL CHANNEL SPACING 100 GHZ:
------------------------------------------------------------------------------------------------------------------------
         2.   Max. number of optical channels                16 channels      IR            IR
                                                             providing
                                                             32(lambda)
------------------------------------------------------------------------------------------------------------------------
         3.   Min. number of optical channels                4 channels       IR            IR
                                                             providing
                                                             8(lambda)
------------------------------------------------------------------------------------------------------------------------
              IN CASE OF OPTICAL CHANNEL SPACING 50 GHZ:
------------------------------------------------------------------------------------------------------------------------
         1.   Max. number of optical channels                Nortel's         IR            IR
                                                             Optical
                                                             equipment
                                                             follows the
                                                             ITU-T
                                                             recommended
                                                             200Ghz grid
                                                             with 100Ghz
                                                             spacing as
                                                             defined in
                                                             G.692
------------------------------------------------------------------------------------------------------------------------
         2.   Min. number of optical channels                See response     IR            IR
                                                             above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
1.2.2         SYSTEM UPGRADE TOWARDS OPTICAL ADD/DROP MUX
------------------------------------------------------------------------------------------------------------------------
         1.   System Upgrade towards Add/Drop Muliplexer     Nortel's
              possible                                       Optical Line
                                                             Amplifier can
                                                             be easily
                                                             upgraded to
                                                             an OADM
                                                             system by the
                                                             addition of
                                                             the Optical
                                                             Add Drop
                                                             Module
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.2.2.1       OPTICAL ADD/DROP, IN CASE OF OPTICAL CHANNEL
              SPACING 100 GHZ:
------------------------------------------------------------------------------------------------------------------------
         1.   Max. number of optical channels aggregate      8 channels       IR            IR
              east to agg. west                              supporting 16
                                                             wavelengths
------------------------------------------------------------------------------------------------------------------------
         1.   Min. number of optical channels aggregate      2 supporting     IR            IR
              west to agg. east                              4 wavelengths
------------------------------------------------------------------------------------------------------------------------
         1.   Max. number of optical channels added/dropped  2 channels       IR            IR
              to/from direction east                         (2(lambda)
                                                             added,
                                                             2(lambda)
                                                             dropped)
------------------------------------------------------------------------------------------------------------------------
         2.   Min. number of optical channels added/dropped  1 channel        IR            IR
              to/from direction east                         (1(lambda)
                                                             added,
                                                             1(lambda)
                                                             dropped)
------------------------------------------------------------------------------------------------------------------------
         3.   Max. number of optical channels added/dropped  2 channels       IR            IR
              to/from direction west                         (2(lambda)
                                                             added,
                                                             2(lambda)
                                                             dropped)
------------------------------------------------------------------------------------------------------------------------
         4.   Min. number of optical channels added/dropped  1 channel        IR            IR
              to/from direction west                         (1(lambda)
                                                             added,
                                                             1(lambda)
                                                             dropped)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.2.2.2       OPTICAL ADD/DROP, IN CASE OF OPTICAL CHANNEL
              SPACING 50 GHZ:
------------------------------------------------------------------------------------------------------------------------
         1.   Max. number of optical channels aggregate      Nortel's         IR            IR
              east to agg. west                              Optical
                                                             equipment
                                                             follows the
                                                             ITU-T
                                                             recommended
                                                             200Ghz grid
                                                             with 100Ghz
                                                             spacing as
                                                             defined in
                                                             G.692
------------------------------------------------------------------------------------------------------------------------
         2.   Min. number of optical channels aggregate      See response     IR            IR
              west to agg. east                              to 1.2.2.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         3.   Max. number of optical channels added/dropped  See response     IR            IR
              to/from direction east                         to 1.2.2.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------
         4.   Min. number of optical channels added/dropped  See response     IR            IR
              to/from direction east                         to 1.2.2.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------
         5.   Max. number of optical channels added/dropped  See response     IR            IR
              to/from direction west                         to 1.2.2.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------
         6.   Min. number of optical channels added/dropped  See response     IR            IR
              to/from direction west                         to 1.2.2.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.2.2.3       OPTICAL ADD/DROP, TRANSPONDERS AND TRIBUTARY
              INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Optical interface I-16.1                       C
------------------------------------------------------------------------------------------------------------------------
         2.   Optical interface S-16.1                       C
------------------------------------------------------------------------------------------------------------------------
         3.   Optical interface L-16.1                       C
------------------------------------------------------------------------------------------------------------------------
         4.   Optical interface L-16.2                       C
------------------------------------------------------------------------------------------------------------------------
         1.   Bitrate independent interface                  NC, however
                                                             it is
                                                             possible to
                                                             multiplex any
                                                             bitrate
                                                             signal
                                                             presented to
                                                             the optical
                                                             layer using
                                                             Nortel's ADM
                                                             equipment
------------------------------------------------------------------------------------------------------------------------
         2.   Optical Power Budget without transponders      1 span = 27 Db   IR            IR
                                                             2 spans = 25 Db
                                                             3 spans = 23 Db
                                                             4 spans = 21 Db
                                                             5 spans = 19 Db

------------------------------------------------------------------------------------------------------------------------
         5.   Active wavelength control (not only via chip   C
              temperature)

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         6.   Transmit transponders optional for             NC - Nortel's
              tributary channels (option to use              SDH ADMs feed
              output signals from coloured                   their signal to
              transmitters without need to implement         the MOR+ via the
              transponders)                                  couplers
                                                             without need
                                                             for transponders
------------------------------------------------------------------------------------------------------------------------
         7.   Receive transponders optional for add/drop     NC - see above
              channels (option to apply DEMUX output
              signal to SDH-receiver)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.3           STM-64 COMPATIBILITY
------------------------------------------------------------------------------------------------------------------------
         1.   It is possible to upgrade channels from        Equipment
              STM-16 to STM-64 without need to change        will
              hardware.                                      initially be
                                                             provisioned
                                                             to support
                                                             STM-64
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
1.4           OTHER TRANSMISSION FEATURES
------------------------------------------------------------------------------------------------------------------------
         1.   Dispersion compensation                        C
------------------------------------------------------------------------------------------------------------------------
         2.   Automatic gain control                         C
         ---------------------------------------------------------------------------------------------------------------
         3.   A channel upgrade is not traffic affecting to  C
              all channels already in service
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
2             ENGINEERING ORDERWIRE
------------------------------------------------------------------------------------------------------------------------
2.1           INTERFACES
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
         1.   2 wire i/f (towards PSTN)                      C
------------------------------------------------------------------------------------------------------------------------
         2.   2 wire  i/f (towards standard handset)         C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
2.2           FUNCTIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Selective Call                                 C
------------------------------------------------------------------------------------------------------------------------
         2.   Conference Call (up to four participants)      C
------------------------------------------------------------------------------------------------------------------------
3             MANAGEMENT COMMUNICATION
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3.1           COMMUNICATION INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   F- Interface   (RS 232)                        C
------------------------------------------------------------------------------------------------------------------------
         2.   Q- interface as gateway to the EMS             C
------------------------------------------------------------------------------------------------------------------------
         3.   Qecc Routing (2 level IS-IS)                   C
------------------------------------------------------------------------------------------------------------------------
         4.   Q I/F (Ethernet)                               C
------------------------------------------------------------------------------------------------------------------------
         5.   Optical Supervisory Channel                    C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         6.   OSC                                            Integrated       IR             IR
              o        wavelength                            OSC at 1510nm
              o        bitrate                               or separate
              o        optical span limit                    module
              o        transmission protocol                 operating at
                                                             1625nm
                                                             operating at
                                                             10Gbit/s with
                                                             a limit of 5
                                                             spans
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3.2           O & M INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   8 x Remote Control Inputs                      NC
------------------------------------------------------------------------------------------------------------------------
         2.   Remote Control Outputs                         C - However
                                                             Management
                                                             Performance
                                                             may be reduced
------------------------------------------------------------------------------------------------------------------------
         3.   Card LED support                               C
------------------------------------------------------------------------------------------------------------------------
         4.   Subrack LED support                            C
------------------------------------------------------------------------------------------------------------------------
         5.   Rack Alarm support                             C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
4             FAULT AND STATUS MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
4.1.1         ALL OPTICAL INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Laser Restart for Test                         C

------------------------------------------------------------------------------------------------------------------------
         2.   Detection of Laser Shutdown                    C - alarms
                                                             are raised if
                                                             for whatever
                                                             reason a loss
                                                             of signal
                                                             occurs.
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of disabled ALS on any optical       See response
              interface                                      to 5.2.1.9
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of Optical Source Power High on any  C
              optical interface
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of LOS, LOS status change hysteresis C - Loss of
                                                             Signal is
                                                             reported
                                                             through the
                                                             use of alarms
                                                             based upon
                                                             input and
                                                             output signal
                                                             thresholds.
------------------------------------------------------------------------------------------------------------------------
         5.   Insertion of AIS upon detection of LOS         C
------------------------------------------------------------------------------------------------------------------------
         6.   Detection of number of received channels       C
------------------------------------------------------------------------------------------------------------------------
         7.   Monitoring of laser current for pump laser 1   C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         8.   Monitoring of laser current for pump laser 2   C
------------------------------------------------------------------------------------------------------------------------
         9.   Monitoring of temperature for pump laser 1     C
------------------------------------------------------------------------------------------------------------------------
         10.  Monitoring of temperature for pump laser 2     C
------------------------------------------------------------------------------------------------------------------------
         11.  Monitoring of laser temperature                C
------------------------------------------------------------------------------------------------------------------------
         12.  Monitoring of transmitted wavelength           C
------------------------------------------------------------------------------------------------------------------------
         13.  Monitoring of received input power             C
------------------------------------------------------------------------------------------------------------------------
         14.  Monitoring of transmitted output power         C
------------------------------------------------------------------------------------------------------------------------
         15.  Detection of coupler temperature high          C
------------------------------------------------------------------------------------------------------------------------
         16.  Detection of grating temperature high          C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
4.1.2         ALL REGENERATOR SECTION MONITORING POINTS
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of OOF                               Regen section
                                                             is monitored
                                                             by the SDH
                                                             ADM equipment
                                                             at regen site
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of LOF                               See response
                                                             to 4.1.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of RS EBER (10E-3) based on B1       See response
              BIP-8 parity calculation on demux unit         to 4.1.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of RS EBER (10E-3) based on B1       See response
              BIP-8 parity calculation on transponder unit   to 4.1.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of Section Trace Mismatch based on   See response
              J0 Byte monitoring on demux unit               to 4.1.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------
         5.   Detection of Section Trace Mismatch based on   Transponder
              J0 Byte monitoring on transponder unit         Unit not used
                                                             in this
                                                             solution
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
4.1.3         MANAGEMENT COMMUNICATION FUNCTION
------------------------------------------------------------------------------------------------------------------------
              Detection of Remote Control Input Active       C
------------------------------------------------------------------------------------------------------------------------
              Detection of OSC Comms Fail (LAPD Alarm)       C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
4.1.4         SYSTEMS MANAGEMENT FUNCTION
------------------------------------------------------------------------------------------------------------------------
         1.   Detection of Secondary Power Fail              See response
                                                             to 6.3.2
------------------------------------------------------------------------------------------------------------------------
         2.   Detection of Primary Power Low                 See response
                                                             to 6.3.2
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         3.   Detection of Primary Power Fail per each       See response
              single power feed                              to 6.3.2
------------------------------------------------------------------------------------------------------------------------
         4.   Detection of Re-Boot Fail                      C
------------------------------------------------------------------------------------------------------------------------
         5.   Detection of Configuration Data Integrity      C
              Check Failure
------------------------------------------------------------------------------------------------------------------------
         6.   Detection of System Software Integrity Check   C
              Failure
------------------------------------------------------------------------------------------------------------------------
         7.   Detection of Network Element Controller Fail   C
------------------------------------------------------------------------------------------------------------------------
         8.   Detection of Card Protection Switch Failure    C
------------------------------------------------------------------------------------------------------------------------
         9.   Detection of Card Out                          C
------------------------------------------------------------------------------------------------------------------------
         10.  Detection of Card Fail (upon detection of      C
              internal parity mismatch etc.)
------------------------------------------------------------------------------------------------------------------------
         11.  Detection of Wrong Card                        C
------------------------------------------------------------------------------------------------------------------------
         12.  Card Protection Switch Active                  C
------------------------------------------------------------------------------------------------------------------------
         13.  Fault / Status Log Capacity Exceeded           C
------------------------------------------------------------------------------------------------------------------------
         14.  Configuration Data Transaction Log Capacity    C
              Exceeded
------------------------------------------------------------------------------------------------------------------------
         15.  Access  Log Capacity Exceeded                  C
------------------------------------------------------------------------------------------------------------------------
         16.  Software Download in Progress                  C
------------------------------------------------------------------------------------------------------------------------
         17.  Software Download Failure                      C
------------------------------------------------------------------------------------------------------------------------
         18.  Software Download Failure - Retry in Progress  C
------------------------------------------------------------------------------------------------------------------------
         19.  Software Download Complete                     C
------------------------------------------------------------------------------------------------------------------------
         20.  Card Restoration Complete                      C
------------------------------------------------------------------------------------------------------------------------
         21.  Re-Boot Restoration Complete                   C
------------------------------------------------------------------------------------------------------------------------
         22.  Electronic Label Update                        C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
4.2           ALARM EVENT HANDLING
------------------------------------------------------------------------------------------------------------------------
         1.   Alarm Persistence Filter (filtering of         C - It is
              toggling alarms)                               possible to
                                                             filter alarms
                                                             using the
                                                             functionality
                                                             of INM,
                                                             Nortel's
                                                             Network
                                                             Management
                                                             System
------------------------------------------------------------------------------------------------------------------------
         2.   Alarm Correlation Filter (F3 filter,            C
              suppression of consequent alarms)
------------------------------------------------------------------------------------------------------------------------
         3.   Alarm Inversion Facility                        C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         4.   Performance of the alarm throughput
              greater than 10 alarms per second
------------------------------------------------------------------------------------------------------------------------
         5.   Indication of Alarm Event Forwarding
              Suppression per functional unit (e.g.
              Regenerator Section ...)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5             CONFIGURATION MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.1           GENERAL
------------------------------------------------------------------------------------------------------------------------
         1.   Upload of Configuration Data - on single       C
              command
------------------------------------------------------------------------------------------------------------------------
         2.   Upload of Configuration Data - on bulk command C
------------------------------------------------------------------------------------------------------------------------
         3.   Download of Configuration Data - on bulk       C
              command
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.2           CONFIGURATION OF FUNCTIONAL BLOCKS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.2.1         ALL OPTICAL INTERFACES
------------------------------------------------------------------------------------------------------------------------
         1.   Set of transmitted output power                C
------------------------------------------------------------------------------------------------------------------------
         2.   Set of input power warning thresholds          C
------------------------------------------------------------------------------------------------------------------------
         3.   Set input power switch off thresholds          C
------------------------------------------------------------------------------------------------------------------------
         4.   Set output power warning thresholds            C
------------------------------------------------------------------------------------------------------------------------
         5.   Set output power switch off thresholds         C
------------------------------------------------------------------------------------------------------------------------
         6.   Set laser current alarm thresholds             C
------------------------------------------------------------------------------------------------------------------------
         7.   Set of laser temperature alarm thresholds      C
------------------------------------------------------------------------------------------------------------------------
         8.   Set of transmitted wavelength alarm thresholds C
------------------------------------------------------------------------------------------------------------------------
         9.   Enable / Disable Automatic Laser Shutdown      NC - The
              according to ITU-T G.958                       OPTera LH OLA
                                                             is a Class 3A
                                                             system. Whilst not
                                                             advised, a Class 3A
                                                             system is deemed to
                                                             be safe for long
                                                             term viewing
                                                             without optical
                                                             aids and with the
                                                             supplied warning
                                                             labels and
                                                             procedural
                                                             precautions, ALS is
                                                             not necessary for
                                                             this equipment
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         10.  Enable / Disable Laser                         C - it is
                                                             possible to
                                                             enable/disable
                                                             the laser
                                                             both manually
                                                             and remotely
------------------------------------------------------------------------------------------------------------------------
         11. Enable Laser for Test Purposes (2s / 90s)       C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5.2.2         ALL REGENERATOR SECTION MONITORING POINTS
------------------------------------------------------------------------------------------------------------------------
         1.   Set Threshold B1-EBER                          See response
                                                             to 4.1.2.1
                                                             above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6             OPERATION AND MAINTENANCE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.1           GENERAL
------------------------------------------------------------------------------------------------------------------------
         1.   Event buffer                                   C
------------------------------------------------------------------------------------------------------------------------
         2.   Heart Beat Function for all processes          NC
------------------------------------------------------------------------------------------------------------------------
         3.   Automatic Re-boot after power failure          C
------------------------------------------------------------------------------------------------------------------------
         4.   Real time clock function                       C
------------------------------------------------------------------------------------------------------------------------
         5.   Automatic synchronization of NE real time      C
              clock on EMS real time clock
------------------------------------------------------------------------------------------------------------------------
         6.   It is possible to set the NE time and date     C
              via EMS/LCT
------------------------------------------------------------------------------------------------------------------------
         7.   NSAP Address modification                      C
------------------------------------------------------------------------------------------------------------------------
         8.   Local Software Download                        C
------------------------------------------------------------------------------------------------------------------------
         9.   Remote Software Download                       C
------------------------------------------------------------------------------------------------------------------------
         10.  Upload of configuration data to EMS/LCT        C
------------------------------------------------------------------------------------------------------------------------
         11.  Download of configuration data from EMS/LCT    C
------------------------------------------------------------------------------------------------------------------------
         12.  Manager Decision Process for equipment access  C
              control
------------------------------------------------------------------------------------------------------------------------
         13.  Display of Optical Transmit Power Level        C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.2           LOGS
------------------------------------------------------------------------------------------------------------------------
         1.   Alarm / Status Log                             C
------------------------------------------------------------------------------------------------------------------------
         2.   Performance Log (storage capacity at least     C
              8 x 15 min intervals and 30 x 24 h interval
              for each monitoring point)
------------------------------------------------------------------------------------------------------------------------
         3.   Configuration Log (storage capacity at least   C
              24 h)
------------------------------------------------------------------------------------------------------------------------
         4.   Access Control Log (storage capacity at        C
              least 10 days)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.3           REDUNDANCY
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------

         1.   Dual Power Feed                                C - standard
                                                             2 power
                                                             feeds,
                                                             optional 6
                                                             power feeds
------------------------------------------------------------------------------------------------------------------------
         2.   1+1 Protection of Power Supply                 The OPTera
                                                             OLA system is
                                                             powered by
                                                             redundant
                                                             feeds.
                                                             Failure of
                                                             one of the
                                                             power feeds
                                                             due to an
                                                             open or short
                                                             circuit does
                                                             not affect
                                                             the system.
                                                             Two
                                                             breaker/filter
                                                             modules
                                                             provide power
                                                             for the
                                                             OPtera OLA
                                                             shelves.
------------------------------------------------------------------------------------------------------------------------
         1.   Redundancy of pump lasers
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.4           EQUIPMENT TESTING FUNCTIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Integrity Check of Configuration Data          C - managed
                                                             via the
                                                             functionality
                                                             of the NE OPC
------------------------------------------------------------------------------------------------------------------------
         2.   Integrity Check of System Software             See response
                                                             to 6.4.1
------------------------------------------------------------------------------------------------------------------------
         3.   Configuration of Loop Back on all optical      NC
              Interface Cards
------------------------------------------------------------------------------------------------------------------------
         4.   Optical monitoring port on each transmit       Transponder
              transponder (output signal)                    Unit not used
                                                             in this
                                                             solution
------------------------------------------------------------------------------------------------------------------------
         5.   Optical monitoring port on each receive        Transponder
              transponder (input signal)                     Unit not used
                                                             in this
                                                             solution
------------------------------------------------------------------------------------------------------------------------
         6.   Optical monitoring port on each pre-           C - managed
              amplifier (input signal)                       via the
                                                             functionality
                                                             of the NE OPC
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         7.   Optical monitoring port on each                C - managed
              booster-amplifier (output signal)              via the
                                                             functionality
                                                             of the NE OPC
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.5           INVENTORY DATA
------------------------------------------------------------------------------------------------------------------------
         1.   Electronic Label Read Access via Management    Nortel's INM
              Interfaces                                     Network
                                                             Management system
                                                             offers the option
                                                             of centralised
                                                             inventory
                                                             management, which
                                                             is accessed via the
                                                             GNB and allows the
                                                             user to retrieve an
                                                             inventory of the
                                                             remotely located
                                                             NEs. The retrieved
                                                             information can be
                                                             displayed and saved
                                                             to a file suitable
                                                             for further
                                                             processing
------------------------------------------------------------------------------------------------------------------------
         1.   Automatic Electronic Label Upgrade             See response
                                                             to 6.5.1 above
------------------------------------------------------------------------------------------------------------------------
         2.   Compatibility Check of Equipment Hardware      See response
              Releases                                       to 6.5.1 above
------------------------------------------------------------------------------------------------------------------------
         3.   Compatibility Check of Equipment Firmware      See response
              Releases                                       to 6.5.1 above
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         2.   Compatibility Check of Equipment Software      Management by
              Releases                                       release
                                                             automatically
                                                             defines a set of
                                                             compatible software
                                                             loads (called the
                                                             software lineup)
                                                             for all
                                                             downloadable CPs in
                                                             a span of control
                                                             and enforces strict
                                                             software
                                                             configuration
                                                             management among
                                                             these loads.
------------------------------------------------------------------------------------------------------------------------
         4.   Compatibility Check of Equipment Software      See response
              Releases to the Management System              to 6.5.4 above
------------------------------------------------------------------------------------------------------------------------
         5.   Electronic Label contents:                     See response
              o Unit hardware release / version              to 6.5.1
              o Unit hardware serial number                  above
              o Unit firmware release / version
              o Unit software release / version
              o Unit installation date of unit/NE
              o Production date of unit/NE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
7             ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL
              COMPATIBILITY AND SAFETY
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
7.1           CLIMATIC CONDITIONS
------------------------------------------------------------------------------------------------------------------------
         1.   Compliance with Stationary Use Conditions      C
              acc. to prETS 300 019-2-3 Class T 3.2
------------------------------------------------------------------------------------------------------------------------
         2.   No need for air conditioning via elevated      C
              ground floor
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
7.2           ELECTROMAGNETIC COMPATIBILITY
------------------------------------------------------------------------------------------------------------------------
         1.   Compliance with EN 55022                       C
------------------------------------------------------------------------------------------------------------------------
         1.   Compliance with EN 50082                       C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
7.3           SAFETY
------------------------------------------------------------------------------------------------------------------------
         1.   CE certification available                     C
------------------------------------------------------------------------------------------------------------------------
         2.   Electrical safety according to EN 41003        C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Para                                                         AVAILABLE NOW    AVAILABLE      AVAILABLE    Comment
                                                                               12/1999        12/2000
------------------------------------------------------------------------------------------------------------------------
         3.   General requirements according to EN 60950     C
              A1, A2
------------------------------------------------------------------------------------------------------------------------
         4.   Fire and heat safety according to ETS 300      C
              019-2
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
8             PHYSICAL CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------
         1.   Rack size according to ETSI 300 119, 600 mm x  C
              300 mm
------------------------------------------------------------------------------------------------------------------------
         2.   Rack size according to ETSI 300 119, 600 mm x
              600 mm
------------------------------------------------------------------------------------------------------------------------
         3.   System installation and h/w upgrade via front  C
              access possible
------------------------------------------------------------------------------------------------------------------------
         4.   Number of required Racks in minimum            1                IR            IR
              configuration
------------------------------------------------------------------------------------------------------------------------
         5.   Number of required Racks in maximum            1                IR            IR
              configuration
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
9             POWER SUPPLY
------------------------------------------------------------------------------------------------------------------------
         1.   Nominal input voltage -48V                     C
------------------------------------------------------------------------------------------------------------------------
         1.   Minimum accepted input voltage                 -38V             IR            IR
------------------------------------------------------------------------------------------------------------------------
         2.   Maximum accepted input voltage                 -75V             IR            IR
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
10            AVAILABILITY
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier shall provide MTBF figures for    C - see Annex 1  IR            IR
              each functional unit of the offered equipment
              based on his statistical evaluations
              according to the template as attached in
              Annex 1
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
11            POWER CONSUMPTION
------------------------------------------------------------------------------------------------------------------------
         1.   The supplier shall provide worst case power    C - see Annex 1  IR            IR
              consumption figures for each functional unit
              of the offered equipment according to the
              template as attached in Annex 1
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
12            SYSTEM MANUALS
------------------------------------------------------------------------------------------------------------------------
         3.   System Description in Hypertext Format on CD   C
------------------------------------------------------------------------------------------------------------------------
         4.   System O&M Manuals in Hypertext Format on CD   C
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

----------------------------------------------------------------------------------------------------
UNIT NAME/TYPE                         UNIT ID         UNIT FIT FIGURE       MAXIMUM POWER
                                                                             CONSUMPTION
----------------------------------------------------------------------------------------------------
MANDATORY CONTROL
----------------------------------------------------------------------------------------------------
Shelf Controller                       NTCA41BA                1125                 13W/20W
----------------------------------------------------------------------------------------------------
Half Height Breaker                    NTCA40CA                 256                  5W/8W
----------------------------------------------------------------------------------------------------
Maintenance Interface                  NTCA42AA                1139                 7.5W/10W
----------------------------------------------------------------------------------------------------
Message Transfer                       NTCA48AA                 677                  8W/10W
----------------------------------------------------------------------------------------------------
OPTIONAL CONTROL
----------------------------------------------------------------------------------------------------
Parallel Telemetry Interface           NTCA45AA                 703                  2W/5W
----------------------------------------------------------------------------------------------------
AMPLIFIER/FILTER OPTIONS
----------------------------------------------------------------------------------------------------
MOR+ Red Pre/ Blue Post with OSC       NTCA11PK                4499                 35W/50W
----------------------------------------------------------------------------------------------------
MOR+ Blue Pre/Red Post with OSC        NTCA11NK                4499                 35W/50W
----------------------------------------------------------------------------------------------------
OSC                                    NTCA11CA                1024                 25W/40W
----------------------------------------------------------------------------------------------------

                                   with regard to TN-16X
                          SYSTEM FEATURE DESCRIPTION ADM-16/4

                          -----------------------------------------------------

ID                        ST-rfx-0007
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

                          -----------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung

FILENAME                  System Feature description ADM-16-4-10

                          -----------------------------------------------------

DESCRIPTION               This document lists the features of ADM-16/4 Equipment

                          The equipment shall mainly be applied for combining VC-4 add/drop to/from backbone rings.

                          -----------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

-------------------------------------------------------------------------------
                                   with regard to TN-16X

1        REQUESTED FEATURES

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------


1                 INTERFACE TYPES
-------------------------------------------------------------------------------------------------------------------------------
1.1               ELECTRICAL TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------

           1.     STM-1 G.703                                                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
1.2               OPTICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
1.2.1             TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           2.     S-1.1                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           3.     L-1.1                                                                   Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           4.     L-1.2                                                                   Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           5.     S-4.1                                                                   Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           6.     L-4.1                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           7.     L-4.2                                                                   Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           8.     V-4.2                                                                   Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           9.     S-16.1                                                                  Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           10.    L-16.1                                                                  Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           11.    L-16.2                                                                  Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           12.    V-16.2                                                                  Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
1.2.2             AGGREGATE INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           13.    S-16.1                                                                  Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           14.    L-16.1                                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           15.    L-16.2                                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           16.    V-16.2                                                                  Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           17.    Coloured Interfaces 100 GHz channel spacing                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           18.    Coloured Interfaces 50 GHz channel spacing                              Nc      Nc       Nc    07.12217
-------------------------------------------------------------------------------------------------------------------------------
1.3               EQUIPPING OF INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
1.3.1             TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           19.    Higher order tributary interface types can be mixed without             C        C       C
                  affecting the tributary capacity
-------------------------------------------------------------------------------------------------------------------------------
           20.    Up to 16 active STM-1 el. or optical interfaces.                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           21.    Up to 4 active optical STM-4 interfaces.                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
2                 CONNECTIVITY
-------------------------------------------------------------------------------------------------------------------------------
2.1               CONNECTION TYPES
-------------------------------------------------------------------------------------------------------------------------------
           22.    Bi-directional Connections                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           23.    Bi-directional Connections of contiguously concatenated  VC-4           C        C       C
                  (VC-4-4c)
-------------------------------------------------------------------------------------------------------------------------------
           24.    Bi-directional Connections of contiguously concatenated  VC-4           Nc      Nc       Nc
                  (VC-4-16c)
-------------------------------------------------------------------------------------------------------------------------------
2.2               QUANTITATIVE REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------------------
           25.    High order add/drop capacity of 16 * VC-4 equivalents from              C        C       C
                  aggregate east
-------------------------------------------------------------------------------------------------------------------------------
           26.    High order add/drop capacity of 16 * VC-4 equivalents from              C        C       C
                  aggregate west
-------------------------------------------------------------------------------------------------------------------------------
           27.    High order add/drop capacity of 16 * VC-4 equivalents from              C        C       C
                  aggregate east and west
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------

           28.    High Order aggregate to aggregate connectivity of 16 STM-1              C        C       C
                  equivalents (east and west)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
3                 SYNCHRONISATION
-------------------------------------------------------------------------------------------------------------------------------
3.1               INTERNAL EQUIPMENT TIMING
-------------------------------------------------------------------------------------------------------------------------------
3.1.1             TIMING SOURCES
-------------------------------------------------------------------------------------------------------------------------------
           29.    STM-N  timing                                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           30.    2048 kHz timing                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           31.    Internal Oscillator acc. to G.813                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.1.2             TIMING SOURCE QUALITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           32.    STM-N Timing at all SDH i/fs (Timing Marker Support)                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           33.    2048 kHz timing, fixed to G.811 quality                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           34.    2048 kHz timing, configurable timing source quality                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.1.3             TIMING SOURCE PRIORITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           35.    Priority List of (at least 6 entries)                                   Nc      Nc       Nc    07.31335
-------------------------------------------------------------------------------------------------------------------------------
3.1.4             SELECTION ALGORITHMS
-------------------------------------------------------------------------------------------------------------------------------
           36.    Autonomous Timing Source Selection acc. to highest quality and          C        C       C
                  highest priority
-------------------------------------------------------------------------------------------------------------------------------
           37.    Manual Timing Source Selection                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2               EXTERNAL TIMING OUTPUT (T4)
-------------------------------------------------------------------------------------------------------------------------------
3.2.1             TIMING OUTPUT PORT
-------------------------------------------------------------------------------------------------------------------------------
           38.    One 2048 kHz timing output port                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           39.    Configurable timing output squelch function                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.2             TIMING SOURCES
-------------------------------------------------------------------------------------------------------------------------------
           40.    STM-N                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.3             TIMING SOURCE QUALITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           41.    STM-N Timing (Timing Marker Support)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.4             TIMING SOURCE PRIORITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           42.    Priority List (at least 7 entries)                                      Nc      Nc       Nc    07.31335
-------------------------------------------------------------------------------------------------------------------------------
3.2.5             SELECTION ALGORITHMS
-------------------------------------------------------------------------------------------------------------------------------
           43.    Autonomous timing source selection                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           44.    Manual Timing Source selection                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
4                 OVERHEAD ACCESS
-------------------------------------------------------------------------------------------------------------------------------
4.1               OVERHEAD BYTES
-------------------------------------------------------------------------------------------------------------------------------
           45.    Access to F1 as transparent channel                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           46.    Access to E1 as transparent channel                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           47.    Access to F2 as transparent channel                                     Nc      Nc       Nc       07.4147
-------------------------------------------------------------------------------------------------------------------------------
4.2               OVERHEAD ACCESS INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           48.    64 K on V.11 (towards either MSOH or RSOH of aggregate interface)       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           49.    64 K on V.11 (towards POH of tributary interface)                       Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
4.3               OVERHEAD CHANNEL CROSS CONNECTIONS
-------------------------------------------------------------------------------------------------------------------------------
           50.    64 K between synchronous ports and towards external interface           C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
5                 ENGINEERING ORDERWIRE
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------

5.1               INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           51.    1 * 2 wire i/f (towards PSTN)                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           52.    2 * 2 wire  i/f (towards standard handset)                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
5.2               FUNCTIONS
-------------------------------------------------------------------------------------------------------------------------------
           53.    Selective Call                                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           54.    Conference Call (up to four participants)                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
6                 MANAGEMENT COMMUNICATION
-------------------------------------------------------------------------------------------------------------------------------
6.1               COMMUNICATION INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           55.    F- Interface   (RS 232)                                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           56.    Q- interface as gateway to the EMS                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           57.    Qecc via any ECCR  on optical  interfaces                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           58.    Qecc via any ECCM on optical  interfaces                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           59.    Qecc via any ECCR  on electrical  interfaces                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           60.    Qecc via any ECCM on electrical  interfaces                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           1.     Qecc Routing (level 2 IS-IS acc. to ISO 10589-8473)                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           61.    Domain Partitioning Repair function                                     Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           62.    Definition of Manual Adjacencies (NSAP of dedicated NE)                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           63.    Manual definition of reachable addresses (set address prefix)           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           64.    ECC can be inserted / extracted to/from VC-4 POH Byte of SDH            Nc      Nc       Nc
                  tributary interface
                  (Application: for transparent transmission of ECC via other operator's SDH network)
-------------------------------------------------------------------------------------------------------------------------------
6.2               O & M INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           65.    8 x Remote Control Inputs                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           66.    Remote Control Outputs                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           67.    Card LED support                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           68.    Subrack LED support                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           69.    Rack Alarm support                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
7                 PERFORMANCE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
           70.    Performance History Data Collection (ES, SES and UAT) ...               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           71.    at any VC-4 TTP                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           72.    at any MST                                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           73.    at any RST                                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           74.    at any AU-4 CTP                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           75.    for any AU-4 Tandem Connection                                          Nc      Nc       Nc       07.775
-------------------------------------------------------------------------------------------------------------------------------
           76.    from remote TTPs based on FEBE evaluation                               Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           77.    Threshold Crossing Notification                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
8                 FAULT AND STATUS MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
8.1               DETECTED ANOMALIES, DEFECTS AND CONSEQUENT ACTIONS
-------------------------------------------------------------------------------------------------------------------------------
8.1.1             ALL SYNCHRONOUS PHYSICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
           78.    Detection of Transmit Fail on any optical STM-N interface               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           79.    Detection of Laser Shutdown on any optical interface                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           80.    Detection of disabled ALS on any optical interface                      Nc      Nc       Nc       07.880
-------------------------------------------------------------------------------------------------------------------------------
           81.    Detection of Optical Source Power High on any optical interface         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           82.    Detection of LOS, LOS status change hysteresis                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           83.    Insertion of AIS upon detection of LOS                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.2             ALL REGENERATOR SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           84.    Detection of OOF                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           85.    Detection of LOF                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           86.    Insertion of AIS upon persisting LOF detection                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           87.    Detection of RS EBER (10E-3) based on  B1 BIP-8 parity calculation      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.3             ALL MULTIPLEX SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           88.    Detection of MS-AIS                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           89.    Insertion of all 1 upon detection of MS-AIS                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           90.    Detection of Signal Degrade                                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           91.    Detection of MS-EBER (10E-3) upon B2 BIP-24 parity                      C        C       C
                  error calculation
-------------------------------------------------------------------------------------------------------------------------------
           92.    Insertion of AIS and FERF upon detection of MS-AIS                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           93.    Detection of FERF                                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           94.    Insertion of MS-FEBE based on detection of B2 parity calculations       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.4             ALL MULTIPLEX SECTION ADAPTATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           95.    Detection  of AU-LOP                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           96.    Detection of AU-AIS                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           97.    Detection of Number of AU-Pointer Justification Events                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           98.    Insertion of AU-AIS upon receive of all 1                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           99.    Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           100.   Detection of HP-Trace Invalid                                           Nc      Nc       Nc      07.81100
-------------------------------------------------------------------------------------------------------------------------------
           101.   Detection of HP-TIM                                                     Nc      Nc       Nc      07.81100
-------------------------------------------------------------------------------------------------------------------------------
           102.   Detection of HP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           103.   Detection of HP-FERF                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           104.   Detection of B3- EBER (10E-3)                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.6             ALL HIGH ORDER PATH TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           105.   Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           106.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           107.   Detection of HP-Trace Invalid                                           Nc      Nc       Nc      07.81100
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------

           108.   Detection of HP-TIM                                                     Nc      Nc       Nc      07.81100
-------------------------------------------------------------------------------------------------------------------------------
           109.   Insertion of AIS and HP-FERF upon detection of HP-TIM                   Nc      Nc       Nc      07.81100
-------------------------------------------------------------------------------------------------------------------------------
           110.   Detection of HP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           111.   Insertion of AIS and HP-FERF upon detection of HP-SLM                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           112.   Detection of HP-FERF                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           113.   Detection of B3- EBER (10E-3)                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.7             ALL PLESIOCHRONOUS PHYSICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           114.   Detection of Trib.-AIS                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           115.   Detection of Trib.-LOS                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           116.   Detection of Trib.-LOF                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           117.   Insertion of AIS upon detection of Trib.-AIS, Trib.-LOS, Trib.-LOF      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.8             SETS AND SETPI
-------------------------------------------------------------------------------------------------------------------------------
           118.   Detection of Sync. Source Fail                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           119.   Detection of SETG - Hold                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           120.   Detection of SETG - Out of Lock                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           121.   Detection of SETG - Fail                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           122.   Detection of Sync. Degrade                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           123.   Detection of Excessive Sync. Degrade                                    C        C       C       07.81123
-------------------------------------------------------------------------------------------------------------------------------
           124.   Detection of Sync. Source Threshold Crossing                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           125.   Detection of Sync. LOS                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.9             MANAGEMENT COMMUNICATION FUNCTION
-------------------------------------------------------------------------------------------------------------------------------
           126.   Detection of Remote Control Input Active                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           127.   Detection of RS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           128.   Detection of MS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.10            SYSTEMS MANAGEMENT FUNCTION
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------

           129.   Detection of Secondary Power Fail                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
???        130.   C                                                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           131.   Detection of Re-Boot Fail                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           132.   Detection of Configuration Data Integrity Check Failure                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           133.   Detection of System Software Integrity Check Failure                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           134.   Detection of Network Element Controller Fail                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           135.   Detection of Card Protection Switch Failure                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           136.   Detection of Card Out                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           137.   Detection of Card Fail (upon detection of internal parity
                  mismatch etc.)                                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           138.   Detection of Wrong Card                                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           139.   Network Protection Switch Failure                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
8.2               STATUS EVENTS
-------------------------------------------------------------------------------------------------------------------------------
           140.   Configuration Data Integrity Fail                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           141.   System Software Integrity Fail                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           142.   Laser Restart for Test                                                  Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           143.   Synchronous Equipment Timing Generator A/B active                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           144.   Synchronisation Source Quality Change                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           145.   Synchronisation Source Switch Event                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           146.   External Synchronisation Output Squelched                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           147.   Section Layer Protection Switch Active                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           148.   Network Protection Switch Event                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           149.   Card Protection Switch Active                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           150.   Fault / Status Log Capacity Exceeded                                    Nc      Nc       Nc      07.82150
-------------------------------------------------------------------------------------------------------------------------------
           151.   Configuration Data Transaction Log Capacity Exceeded                    Nc      Nc       Nc      07.82150
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X


-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------

           152.   Performance Monitoring Log Capacity Exceeded                            Nc      Nc       Nc      07.82150
-------------------------------------------------------------------------------------------------------------------------------
           153.   Access Log Capacity Exceeded                                            Nc      Nc       Nc      07.82150
-------------------------------------------------------------------------------------------------------------------------------
           154.   Software Download in Progress                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           155.   Software Download Failure                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           156.   Software Download Failure - Retry in Progress                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           157.   Software Download Complete                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           158.   Card Restoration Complete                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           159.   Re-Boot Restoration Complete                                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
???        160.   Electronic Label Update                                                 NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
8.3               ALARM EVENT HANDLING
-------------------------------------------------------------------------------------------------------------------------------
           161.   Alarm Persistence Filter (filtering of toggling alarms)                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           162.   Alarm Correlation Filter (F3 filter, suppression of consequent          C        C       C
                  alarms)
-------------------------------------------------------------------------------------------------------------------------------
           163.   Alarm Inversion Facility                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           164.   Performance of the alarm throughput GREATER THAN 10 alarms per second   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           165.   It is possible to block/unblock each single traffic relevant
                  alarm per port                                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           166.   It is possible to block/unblock each single traffic relevant
                  alarm group per card                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           167.   It is possible to block/unblock each single traffic relevant
                  alarm group per NE                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
???        168.   Indication of Alarm Event Forwarding Suppression per functional         C        C       C
                  unit (e.g. Regenerator Section ...)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
9                 CONFIGURATION MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
9.1               GENERAL
-------------------------------------------------------------------------------------------------------------------------------
           169.   Upload of Configuration Data - on single command                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           170.   Upload of Configuration Data - on bulk command                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           171.   Download of Configuration Data - on bulk command                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
9.2               CONFIGURATION OF FUNCTIONAL BLOCKS
-------------------------------------------------------------------------------------------------------------------------------
9.2.1             ALL SYNCHRONOUS OPTICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
           172.   Enable / Disable Automatic Laser Shutdown                               NA      NA       NA       07.880
-------------------------------------------------------------------------------------------------------------------------------
           173.   Enable / Disable Laser                                                  NA      NA       NA       07.9173
-------------------------------------------------------------------------------------------------------------------------------
           174.   Enable Laser for Test Purposes  (2s  / 90s)                             NA      NA       NA       07.9173
-------------------------------------------------------------------------------------------------------------------------------
9.2.2             ALL MULTIPLEX SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           175.   Set Threshold Signal Degrade                                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           176.   Set Threshold B2-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
9.2.3             ALL REGENERATOR SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           177.   Set Threshold B1-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
9.2.4             ALL HIGH ORDER PATH TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           178.   Set Threshold B3-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           179.   Set Threshold HP-FEBE                                                   Nc      Nc       Nc      07.92179
-------------------------------------------------------------------------------------------------------------------------------
           180.   Enable / Disable consequent actions from detection of
                  HP-TIM (per Path)                                                       Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           181.   Enable / Disable consequent actions from detection of
                  HP-SLM (per Path)                                                       Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           182.   Set expected Signal Label (per Path)                                    Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           183.   Set expected Path Trace (per Path)                                      Nc      Nc       Nc      07.92183
-------------------------------------------------------------------------------------------------------------------------------
9.2.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           184.   Set Threshold B3-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           185.   Set Threshold HP-FEBE                                                   Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           186.   Set expected Signal Label (per Path)                                    Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           187.   Set expected Path Trace (per Path)                                      Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
10                NETWORK PROTECTION
-------------------------------------------------------------------------------------------------------------------------------
10.1              HIGHER ORDER LINEAR VC TRAIL PROTECTION (SINGLE ENDED)
-------------------------------------------------------------------------------------------------------------------------------
           188.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
           189.   Detection Criterion Signal Degrade (B3 Bit Error Rate)                  NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           190.   Switch-Over Completion Time LESS THAN 300ms                             NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           191.   Configurable Hold-Off Time                                              NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           192.   Enable / Disable Automatic Switching                                    NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           193.   Manual Switching via Management Interface                               NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           194.   Configurable Wait Time to Restore                                       NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
10.2              HIGHER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I)
-------------------------------------------------------------------------------------------------------------------------------
           195.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           196.   Switch-Over Completion Time LESS THAN 100ms                             NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           197.   Configurable Hold-Off Time                                              NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           198.   Enable / Disable Automatic Switching                                    NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           199.   Manual Switching via Management Interface                               NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
           200.   Configurable Wait Time to Restore                                       NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
10.3              1+1 LINE PROTECTION
-------------------------------------------------------------------------------------------------------------------------------
           201.   MSP function on all aggregates                                          Nc      Nc       Nc       07.201
-------------------------------------------------------------------------------------------------------------------------------
           202.   MSP function on all optical tributaries                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           203.   MSP function on all electrical STM-1 tributaries                        Nc      Nc       Nc       07.203
-------------------------------------------------------------------------------------------------------------------------------
           204.   Detection Criterion Signal Fail and Signal Degrade according            C       C        C
                  to Section 2.3 of ITU-T rec. G.783
-------------------------------------------------------------------------------------------------------------------------------
           205.   Switch-Over Completion Time LESS THAN 50ms                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           206.   Enable / Disable Automatic Switching                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           207.   Manual Switching via Management Interface                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           208.   Configurable Wait Time to Restore                                       NA      NA       NA
-------------------------------------------------------------------------------------------------------------------------------
10.4              MS SHARED RING PROTECTION (MSBSHR)
-------------------------------------------------------------------------------------------------------------------------------
           209.   Detection Criterion Signal Fail and Signal Degrade according            C       C        C
                  to Section 2.3 of ITU-T rec. G.783
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
           210.   Switch-Over Completion Time LESS THAN 50ms                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           211.   Manual Switching via Management Interface                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           212.   Revertive Switching                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           213.   Configurable Wait Time to Restore                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           214.   Maximum number of network elements in the ring                          C        C       C        07.214
-------------------------------------------------------------------------------------------------------------------------------
           215.   It is possible to configure (unprotected) low priority traffic          C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
11                OPERATION AND MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------------
11.1              GENERAL
-------------------------------------------------------------------------------------------------------------------------------
           216.   Event buffer                                                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           217.   Heart Beat Function                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           218.   Re-boot function                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           219.   Real time clock function                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           220.   NSAP Address modification                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           221.   Local Software Download                                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           222.   Remote Software Download                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           223.   Manager Decision Process for equipment access control                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           224.   Display of VC-4 Path Trace at HPT                                       Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           225.   Display of VC-4 Signal Label at HPT                                     Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           226.   Display of VC-4 Path Trace at HPOM                                      Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           227.   Display of VC-4 Signal Label at HPOM                                    Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
           228.   Display of Optical Transmit Power Level                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
11.2              LOGS
-------------------------------------------------------------------------------------------------------------------------------
           229.   Alarm / Status Log                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           230.   Performance Log                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
           231.   Configuration  Log                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           232.   Access Control  Log                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
11.3              REDUNDANCY
-------------------------------------------------------------------------------------------------------------------------------
           233.   1+1 (electrical) Tributary Card Protection STM-1 G.703                  Nc      Nc       Nc      07.11233
-------------------------------------------------------------------------------------------------------------------------------
           234.   1+1 Protection of all Central Traffic Carrying Cards                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           235.   1+1 Protection of Clock System                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           236.   Duration LESS THAN 5s for card protection automatic switch over         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
11.4              EQUIPMENT TESTING FUNCTIONS
-------------------------------------------------------------------------------------------------------------------------------
           237.   Integrity Check of Configuration Data                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           238.   Integrity Check of System Software                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           239.   Configuration of Loop Back on all PDH Interface Cards                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           240.   Configuration of Loop Back on all electrical SDH Interface Cards        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           241.   Configuration of Loop Back on all optical SDH Interface Cards           Nc      Nc       Nc      07.11241
-------------------------------------------------------------------------------------------------------------------------------
???        242.   Configuration of Loop Back on the HPC functional block                  Nc      Nc       Nc      07.11241
-------------------------------------------------------------------------------------------------------------------------------
           243.   Test Interface on all electrical interfaces                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           244.   Optical Line Testing                                                    Nc      Nc       Nc
-------------------------------------------------------------------------------------------------------------------------------
11.5              INVENTORY DATA
-------------------------------------------------------------------------------------------------------------------------------
???        245.   Electronic Label Read Access via Management Interfaces                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           246.   Automatic Electronic Label Upgrade                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           247.   Compatibility Check of Equipment Hardware Releases                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           248.   Compatibility Check of Equipment Firmware Releases                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           249.   Compatibility Check of Equipment Software Releases                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           250.   Compatibility Check of Equipment Software Releases to the               C        C       C
                  Management System
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
12                ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL
                  COMPATIBILITY AND SAFETY
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
12.1              CLIMATIC CONDITIONS
-------------------------------------------------------------------------------------------------------------------------------
           251.   Stationary Use Conditions acc. to prETS 300 019-2-3 Class T 3.2         Nc      Nc       Nc      07.12251
-------------------------------------------------------------------------------------------------------------------------------
           252.
-------------------------------------------------------------------------------------------------------------------------------
12.2       253.   ELECTROMAGNETIC COMPATIBILITY
-------------------------------------------------------------------------------------------------------------------------------
           254.   Compliance with EN 55022 class B                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           255.   Compliance with EN 50082                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
12.3              SAFETY REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------------------
           256.   Compliance with EN 60950                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           257.   Compliance with IEC 825-1 and IEC 825-2                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
13                PHYSICAL CONSTRUCTION
-------------------------------------------------------------------------------------------------------------------------------
           258.   Rack size according to ETSI 300 119, 600 mm x 300 mm                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           259.   System installation and h/w upgrade via front access possible           C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
14                POWER SUPPLY
-------------------------------------------------------------------------------------------------------------------------------
           260.   Nominal input voltage -48V                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           261.   Minimum accepted input voltage                                          -40 V    -40 V   -40 V
-------------------------------------------------------------------------------------------------------------------------------
           262.   Maximum accepted input voltage                                          -60 V    -60 V   -60 V
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
15                AVAILABILITY
-------------------------------------------------------------------------------------------------------------------------------
           263.   The supplier shall provide MTBF figures for each functional unit of     IR       IR      IR       ANNEX 1
                  the offered equipment based on his statistical evaluations according to the template as attached in Annex 1
-------------------------------------------------------------------------------------------------------------------------------
           264.
-------------------------------------------------------------------------------------------------------------------------------
16                POWER CONSUMPTION
-------------------------------------------------------------------------------------------------------------------------------
           265.   The supplier shall provide worst case power consumption figures for     IR       IR      IR       ANNEX 1
                  each functional unit of the offered equipment according to the template as attached in Annex 1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
17                SYSTEM MANUALS
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
           266.   System Description in Hypertext Format on CD                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           267.   System O&M Manuals in Hypertext Format on CD                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X

2        REFERENCES

2.1      REFERENCES TO STANDARDS

----------------------------------------------------------------------------------------------------------------------
STANDARD             STATUS    DATE    TITLE
----------------------------------------------------------------------------------------------------------------------
CECC 86 275-80                 09/95   Detail Specification: Connector sets for optical fibres and cables Type
                                       LSH-HRL
----------------------------------------------------------------------------------------------------------------------
ITU-T G.703                    04/91   Physical/Electrical characteristics of Hierarchical Digital Interfaces
----------------------------------------------------------------------------------------------------------------------
ITU-T G.707                    1991    Synchronous digital hierarchy bit rates
----------------------------------------------------------------------------------------------------------------------
ITU-T G.782                    1994    Types and general characteristics of synchronous digital hierarchy (SDH)
                                       equipment
----------------------------------------------------------------------------------------------------------------------
ITU-T G.783                    1994    Characteristics of synchronous digital hierarchy /SDH) equipment functional blocks
----------------------------------------------------------------------------------------------------------------------
ITU-T G.813                    1996    Timing Characteristics of SDH equipment slave clocks.
----------------------------------------------------------------------------------------------------------------------
ITU-T G.825                    1993    The control of Jitter and Wander within Digital Networks which are based on synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------
ITU-T G.826                    11/93   Error performance parameters and objectives for International constant
                                       Bit Rate Digital Paths at or above the Primary Rate
----------------------------------------------------------------------------------------------------------------------
ITU-T G.841                    1995    Types and Characteristics of SDH Network Protection Architectures
----------------------------------------------------------------------------------------------------------------------
ITU-T G.957                    1993    Optical Interfaces and Systems relating to the synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ETS 300 019          pr        02/92   Environmental conditions and Environmental Tests for Telecommunications
                                       Equipment
                                       Part A:  Introduction and Terminology
                                       Part B:  classification of Environmental conditions
----------------------------------------------------------------------------------------------------------------------
ETS 300 119                            European Telecommunication Standard for Equipment Practice
                               03/93   Part 2:  Engineering Requirements for Racks
                               09/93   Part 3:  Engineering Requirements for Miscellaneous Racks and cabinets
                               09/93   Part 4:  Engineering Requirements for Subracks
----------------------------------------------------------------------------------------------------------------------
ETS 300 253                    01/95   Earthing and  bonding of telecommunication equipment in telecommunication centres
----------------------------------------------------------------------------------------------------------------------
EN 41003                       1991    Particular safety requirements for equipment to be connected to telecommunication network
----------------------------------------------------------------------------------------------------------------------
EN 55022                       05/95   Grenzwerte  und  Me(beta)verfahren fur Funkstorungen von Einrichtungen   der
                                       Informationstechnik
----------------------------------------------------------------------------------------------------------------------
EN 50082                               Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                               12/94   Part 1:  Elektromagnetische  Vertraglichkeit - Fachgrundnorm  Storfestigkeit -
                                       Teil 1: Wohnbereich, Geschafts- und Gewerbebereiche sowie Kleinbetriebe

                               02/96   Part 2:  Elektromagnetische  Vertraglichkeit - Fachgrundnorm  Storfestigkeit -
                                       Teil 2: Industriebereich
----------------------------------------------------------------------------------------------------------------------
DIN 47295                              HF-Steckverbindung 1,6/5,6: Wellenwiderstand 75 Ohm
----------------------------------------------------------------------------------------------------------------------


                                   with regard to TN-16X


ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

--------------------------------------------------------------------------------------------------
UNIT NAME/TYPE     UNIT ID                                 UNIT FIT      MAXIMUM POWER
                                                            FIGURE       CONSUMPTION / W
--------------------------------------------------------------------------------------------------
NT7E19AA           External synchronisation                  1823        11.2 (Note: Dissipation
                   interface carrier                                     figure is for 2 ESI units
                                                                         plus the carrier)
--------------------------------------------------------------------------------------------------
NTFW27AA           External Synchronisation                  2220
                   Interface (2 MHz)
--------------------------------------------------------------------------------------------------
NTFW27AA           External Synchronisation                  2220
                   Interface (2 MHz)
--------------------------------------------------------------------------------------------------
NT7E20GC           SH PROCESSOR FOR SDH (DCC                 6397                               25
                   HUBBING)
--------------------------------------------------------------------------------------------------
NT7E23AA           Maintenance Interface Unit                4028                               15
--------------------------------------------------------------------------------------------------
NT7E24BC           OPC with tape drive                      59964                               70
--------------------------------------------------------------------------------------------------
NT8E02DD           OC-48/STM16 LR SAW Rx Interface          11458                               30
                   (SC)
--------------------------------------------------------------------------------------------------
NT8E02DD           OC-48/STM16 LR SAW Rx Interface          11458                               30
                   (SC)
--------------------------------------------------------------------------------------------------
NT8E06AB           OC-48/STM-16 Ring Demux                   5395                               54
--------------------------------------------------------------------------------------------------
NT8E06AB           OC-48/STM-16 Ring Demux                   5395                               54
--------------------------------------------------------------------------------------------------
NTFW01AD           STM16 LR 1557 Ring Tx (SC)                7907                               45
--------------------------------------------------------------------------------------------------
NTFW01AD           STM16 LR 1557 Ring Tx (SC)                7907                               45
--------------------------------------------------------------------------------------------------
NTFW08CA           STM1e/140 Mbit/s tributary                4653                               16
                   mapper
--------------------------------------------------------------------------------------------------
NTFW08CA           STM1e/140 Mbit/s tributary                4653                               16
                   mapper
--------------------------------------------------------------------------------------------------
NTFW11CD           STM1o IR 1310 Tributary I/F (SC)          4568                              6.5
--------------------------------------------------------------------------------------------------
NTFW14AA           STM1e/140 Mbits/s I/O i/f                  614                                4
--------------------------------------------------------------------------------------------------
NTFW14BA           34 Mbit/s I/O i/f                          153                                0
--------------------------------------------------------------------------------------------------
NTFW19BA           STM1 Optical Carrier Assembly             1823                                8
--------------------------------------------------------------------------------------------------
NTFW21AB           34 M Mapper (Slot 16 compatable           4520                               20
--------------------------------------------------------------------------------------------------
NTFW21AB           34 M Mapper (Slot 16 compatable           4520                               20
--------------------------------------------------------------------------------------------------
NTFW50EA           STM16 LTE/ADM/RING SHELF                  5337                                0
--------------------------------------------------------------------------------------------------


ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

================================================================================
UNIT      UNIT ID             UNIT FIT FIGURE          MAXIMUM POWER
NAME/                                                  CONSUMPTION
TYPE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

end of document

ANNEX 2: ANSWERS ON TN-64 X QUESTIONS FOR CCG HANNOVER

1.   CIRCUIT PACK POWER DISSIPATION

                                                       System Specifications 1-7
--------------------------------------------------------------------------------

TABLE 1-9
CIRCUIT PACK POWER DISSIPATION

--------------------------------------------------------------------------------
CIRCUIT PACK                            TYPICAL POWER       MAXIMUM POWER
                                        DISSIPATION         DISSIPATION
--------------------------------------------------------------------------------
STM-64 transmit interface               80 W                105 W
--------------------------------------------------------------------------------
STM-64 DWDM transmit interface          80 W                105 W
--------------------------------------------------------------------------------
STM-64 regen transmit interface         60 W                70 W
--------------------------------------------------------------------------------
STM-64 DWDM regen transmit interface    60 W                70 W
--------------------------------------------------------------------------------
STM-64 long reach receive interface     34 W                72 W
--------------------------------------------------------------------------------
STM-64 short reach receive interface    35 W                70 W
--------------------------------------------------------------------------------
STM-64 demultiplexer                    53 W                67 W
--------------------------------------------------------------------------------
STM-64 data overhead switch             145 W               206 W
--------------------------------------------------------------------------------
STM-16 transmit/receive interface       65 W                80 W
--------------------------------------------------------------------------------
STM-4 transmit/receive interface        14 W                20 W
--------------------------------------------------------------------------------
OPC storage                             12.5 W              17 W
--------------------------------------------------------------------------------
OPC controller                          11 W                15 W
--------------------------------------------------------------------------------
OPC interface                           2.5 W               6 W
--------------------------------------------------------------------------------
OPC removable media                     0.5 W               2 W
--------------------------------------------------------------------------------
Shelf controller                        13 W                20 W
--------------------------------------------------------------------------------
Maintenance interface                   7.5 W               10 W
--------------------------------------------------------------------------------
Message exchange                        8 W                 10 W
--------------------------------------------------------------------------------
Parallel telemetry                      2 W                 5 W
--------------------------------------------------------------------------------
External synchronization interface      10 W                14 W
--------------------------------------------------------------------------------
Breaker/filter module                   5 W                 8 W
--------------------------------------------------------------------------------
Fan module                              22 W                27 W
--------------------------------------------------------------------------------
Multiwavelength optical repeater        35 W                50 W
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Nortel TN-64X Technical Specifications

2. FITS (MTBF) TN-64X

--------------------------------------------------------------------------------
FITS TN-64X
DESCRIPTION                                            FITS      MTBF
                                                                 YEARS
TN-64X (RELEASE 1)
STM-64 Tx (DWDM)                                       13790      8.28
STM-64 Rx                                              14596      7.82
STM-64 Demux                                            7891     14.47
STM-64 Regen Tx (DWDM)                                 12333      9.26
4FR Switcher (DOS)                                     11426      9.99
STM-16 1310nm/1557nm Tx/Rx Tributary Card              13255      8.61
MOR without OSC                                        18417      6.20
MOR with 1510nm OSC                                    23844      4.79
OSC (1620nm)                                            5427     21.03
DWDM Coupler/mux - 8 wavelengths                        5734     19.91
DWDM Coupler/mux - 16 wavelength upgrade                5098     22.39
DWDM - PBA Mux/Demux                                    4515     25.28
DWDM - PBA Dual Red/Blue Splitter                       2650     43.08
1550/1625 WDM Coupler                                   5427     21.03
DWDM OADM Coupler - 2 wavelengths                       3604     31.67
TN-64X (RELEASE 1 OVERLAY)
MOR Plus with 1510nm OSC                               23844      4.79
TN-64X (FUTURE RELEASE)
MOR Plus without OSC                                   18417      6.20
Orderwire                                               4171     27.37
--------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier:                                    Reference No.: No. of Tribcards per
Nortel Dasa                                  interface type
Network Systems GmbH & Co. KG
Hahnstrasse 37 - 39                          Document No.: ST-rfx-0007
60528 Frankfurt / Main
                                             Chapter:

                                             Item No.:
--------------------------------------------------------------------------------

                              With Regard to TN-64X

--------------------------------------------------------------------------------
1. Item
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
2. Description
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Release           Trib Type    No per Card     No available      No available
                                               protected         unprotected
--------------------------------------------------------------------------------
R2  current       STM16o       1               4W, 4P            4W
                  STM 4o       4               16W, 16P          16W

--------------------------------------------------------------------------------
R3 e/o Q2 2000    STM16o       1               4W, 4P            8W
                  STM 4o       4               16W. 16P          32W

--------------------------------------------------------------------------------
R4 e/o 2000       As           Release         3                 +
                  STM 1o       4 (16?)         16W, 16P          32W
                  STM1e        4               16W, 16P          32W

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier:                                              Reference No.: 6.1
Nortel Dasa
Network Systems GmbH & Co. KG                          Document No.: ST-rfx-0007
Hahnstrasse 37 - 39
60528 Frankfurt / Main                                 Chapter: 6

                                                       Item No.: 1
--------------------------------------------------------------------------------

                              With Regard to TN-64X

--------------------------------------------------------------------------------
1. Item
--------------------------------------------------------------------------------

Q ecc routing

--------------------------------------------------------------------------------
2. Description
--------------------------------------------------------------------------------

In the current Release (R2) it is set to 0000.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

================================================================================
Supplier:                                    Reference No.: 7.1
Nortel Dasa
Network Systems GmbH & Co. KG                otel.o Document No.: ST-rfx-0007
Hahnstrasse 37 - 39
60528 Frankfurt / Main                       Chapter: 1

                                             Item No.: 1
================================================================================

                              With Regard to TN-64X

--------------------------------------------------------------------------------
1. Item
--------------------------------------------------------------------------------

Electrical Tributary Interface STM-1 G.703

--------------------------------------------------------------------------------
2. Description
--------------------------------------------------------------------------------

Proposed availability date is 2(nd) quarter 2000.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

================================================================================
Supplier:                                    Reference No.: 7.1
Nortel Dasa
Network Systems GmbH & Co. KG                otel.o Document No.: ST-rfx-0007
Hahnstrasse 37 - 39
60528 Frankfurt / Main                       Chapter: 6

                                             Item No.: 59
================================================================================

                              With Regard to TN-64X

--------------------------------------------------------------------------------
1. Item
--------------------------------------------------------------------------------

F-Interface

--------------------------------------------------------------------------------
2. Description
--------------------------------------------------------------------------------

Local maintenance is possible with a VT100 Terminal.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

================================================================================
Supplier:                                    Reference No.: 7.1
Nortel Dasa
Network Systems GmbH & Co. KG                otel.o Document No.: ST-rfx-0007
Hahnstrasse 37 - 39
60528 Frankfurt / Main                       Chapter: 7

                                             Item No.: 78
================================================================================

                              With Regard to TN-64X

--------------------------------------------------------------------------------
1. Item
--------------------------------------------------------------------------------

Performance Management at any AU-4 CTP

--------------------------------------------------------------------------------
2. Description
--------------------------------------------------------------------------------

Performance monitoring on transiting AU4s can be done by using Intermediate Path Performance Monitoring (IPPM), which is implemented on current releases.

                       SYSTEM FEATURE DESCRIPTION ADM-16/1

                          ------------------------------------------------------------------------------------

ID                        ST-RFX-00011
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

                          ------------------------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetieb

NOTICE                    Netzplanung

FILENAME                  System Feature Description ADM-16-1-10

                          -------------------------------------------------------------------------------------

DESCRIPTION               This document lists the features of the ADM-16/1 Equipment.

                          The equipment shall mainly be applied for cost efficient combination of VC-4 add/drop to/from backbone rings with low order trail termination..

                          ------------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

--------------------------------------------------------------------------------------------------------------

1         REQUESTED FEATURES

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
1                 INTERFACE TYPES
-----------------------------------------------------------------------------------------------------------------------------
1.1               TRIBUTARY INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           1.     2 Mbit/s G.703                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           2.     2 Mbit/s G.704 frame monitoring option on incoming traffic              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           3.     2 Mbit/s, retiming 250 us buffer
-----------------------------------------------------------------------------------------------------------------------------
           4.     34 Mbit/s G.703                                                         NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           5.     45 Mbit/s G.703                                                         NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           6.     STM-1 G.703                                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           7.     S-1.1                                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           8.     S-4.1                                                                   NC      NC       C
-----------------------------------------------------------------------------------------------------------------------------
           9.     S-16.11                                                                 NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
1.2               AGGREGATE INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           10.    S-1.1                                                                   NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           11.    S-4.1                                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           12.    S-16.1(1)                                                                  NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           13.    L-16.1                                                                  NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           14.    L-16.2                                                                  NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           15.    V-16.2                                                                  NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           16.    Coloured Interfaces 100 GHz channel spacing                             NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           17.    Coloured Interfaces 50 GHz channel spacing                              NC      NC       NC      11.1216
-----------------------------------------------------------------------------------------------------------------------------
1.3               EQUIPPING OF INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
1.3.1             TRIBUTARY INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           18.    Up to (t.b.d.) electrical 2 Mbit/s ports can be equipped               252      252     252
-----------------------------------------------------------------------------------------------------------------------------
           19.    Up to (t.b.d.) electrical 34 Mbit/s ports can be equipped               24      24       24
-----------------------------------------------------------------------------------------------------------------------------
           20.    Up to (t.b.d.) electrical 45 Mbit/s ports can be equipped               24      24       24
-----------------------------------------------------------------------------------------------------------------------------
           21.    Up to (t.b.d.) el. 155 Mbit/s ports can be equipped                     8        8       8
-----------------------------------------------------------------------------------------------------------------------------
1.3.2             AGGREGATE INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           22.    up to (t.b.d.) aggregates of type  STM-1 el.                            NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           23.    up to (t.b.d.) aggregates of type STM-4                                 2        2       2
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2                 CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
2.1               CONNECTION TYPES
-----------------------------------------------------------------------------------------------------------------------------
           24.    Bi-directional Connections on VC-12 level                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           25.    Bi-directional Connections on VC-3 level                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           26.    Bi-directional Connections on VC-4 level                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           27.    Bi-directional Connections of contiguously concatenated  VC-4           NC       C       C
                  (VC-4-4c)
-----------------------------------------------------------------------------------------------------------------------------
           28.    Bi-directional Connections of contiguously concatenated  VC-4           NC       C       C
                  (VC-4-16c)
-----------------------------------------------------------------------------------------------------------------------------
2.2               QUANTITATIVE REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------
2.2.1             HIGHER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------
(1) interface shall be applied for contiguous concatenation AU-4-16c

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           29.    HO add/drop of 16 * VC-4 equivalents from aggregate east                NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           30.    HO add/drop of 16 * VC-4 equivalents from aggregate west                NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           31.    HO add/drop of 32 * VC-4 equivalents from aggregate east and west       NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           32.    HO aggregate to aggregate connectivity of 16 STM-1 equivalents          NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
2.2.2             LOWER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
           33.    VC-12 and VC-3 cross connect function for up to 16 VC-equivalents       NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           34.    VC-12 and VC-3 cross connect function for up to 32 VC-4 equivalents     NC       C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
3                 SYNCHRONISATION
-----------------------------------------------------------------------------------------------------------------------------
3.1               INTERNAL EQUIPMENT TIMING
-----------------------------------------------------------------------------------------------------------------------------
3.1.1             TIMING SOURCES
-----------------------------------------------------------------------------------------------------------------------------
           35.    STM-N timing                                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           36.    2048 kHz timing                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           37.    Internal Oscillator acc. to G.813                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.1.2             TIMING SOURCE QUALITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
           38.    STM-N Timing at all SDH i/fs (Timing Marker Support)                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           39.    2048 kHz timing, fixed to G.811 quality                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           40.    2048 kHz timing, configurable timing source quality                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.1.3             TIMING SOURCE PRIORITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
           41.    Priority List of (at least 6 entries)                                   NC      NC       NC      11.341
-----------------------------------------------------------------------------------------------------------------------------
3.1.4             SELECTION ALGORITHMS
-----------------------------------------------------------------------------------------------------------------------------
           42.    Autonomous Timing Source Selection                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           43.    Manual Timing Source Selection                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
3.2               EXTERNAL  TIMING OUTPUT (T4)
-----------------------------------------------------------------------------------------------------------------------------
3.2.1             TIMING  OUTPUT PORT
-----------------------------------------------------------------------------------------------------------------------------
           44.    One 2048 kHz timing output port                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           45.    Configurable timing output squelch function                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.2.2             TIMING SOURCES
-----------------------------------------------------------------------------------------------------------------------------
           46.    STM-N  timing                                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.2.3             TIMING SOURCE QUALITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
           47.    STM-N Timing (Timing Marker Support)c                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.2.4             TIMING SOURCE PRIORITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
           48.    Priority List (at least 7 entries)                                      NC      NC       NC      11.341
-----------------------------------------------------------------------------------------------------------------------------
3.2.5             SELECTION ALGORITHMS
-----------------------------------------------------------------------------------------------------------------------------
           49.    Autonomous timing source selection                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           50.    Manual Timing Source selection                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
4                 OVERHEAD ACCESS
-----------------------------------------------------------------------------------------------------------------------------
4.1               OVERHEAD BYTES
-----------------------------------------------------------------------------------------------------------------------------
           51.    Access to F1 as transparent channel                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           52.    Access to E1 as transparent channel                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           53.    Access to F2 as transparent channel                                     NC      NC       NC      11.453
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
4.2               OVERHEAD ACCESS INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           54.    64 K on V.11 (towards either MSOH or RSOH of aggregate interface)       NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           55.    64 K on V.11 (towards POH of tributary interface)                       NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
4.3               OVERHEAD CHANNEL CROSS CONNECTIONS
-----------------------------------------------------------------------------------------------------------------------------
           56.    64 K between synchronous ports and towards external interface           NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
5                 ENGINEERING ORDERWIRE
-----------------------------------------------------------------------------------------------------------------------------
5.1               INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           57.    1 * 2 wire i/f (towards PSTN)                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           58.    2 * 2 wire  i/f (towards standard handset)                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
5.2               FUNCTIONS
-----------------------------------------------------------------------------------------------------------------------------
           59.    Selective Call                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           60.    Conference Call (up to four participants)                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           61.
-----------------------------------------------------------------------------------------------------------------------------
6                 MANAGEMENT COMMUNICATION
-----------------------------------------------------------------------------------------------------------------------------
6.1               COMMUNICATION INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           62.    F- Interface   (RS 232)                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           63.    Q I/F (Ethernet)                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           64.    Q- interface as gateway to the EMS                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           65.    Qecc via any ECC(R) on optical interfaces                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           66.    Qecc via any ECC(M) on optical interfaces                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           67.    Qecc via any ECC(R) on electrical interfaces                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           68.    Qecc via any ECC(M) on electrical interfaces                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           69.    Qecc Routing (level 2 IS-IS acc. to ISO 10589-8473)                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           70.    Domain Partitioning Repair function
-----------------------------------------------------------------------------------------------------------------------------
           71.    Definition of Manual Adjacencies (NSAP of dedicated NE)                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           72.    Manual definition of reachable addresses (set address prefix)           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           73.    ECC can be inserted / extracted to/from VC-4 POH Byte                   C        C       C
                  (Application: for transparent transmission of ECC via other operator's SDH network)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
6.2               O & M INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           74.    8 x Remote Control Inputs                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           75.    Remote Control Outputs                                                  NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           76.    Card LED support                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           77.    Subrack LED support                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           78.    Rack Alarm support                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
7                 PERFORMANCE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
           79.    Performance History Data Collection (ES, SES and UAT) ...               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           80.    at any MST                                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           81.    at any RST                                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           82.    at any VC-4 TTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           83.    at any VC-3 TTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           84.    at any VC-12 TTP                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           85.    at any AU-4 CTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           86.    at any VC-3 CTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           87.    at any VC-12 CTP                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           88.    for any AU-4 Tandem Connection                                          NC      NC       NC      11.788
-----------------------------------------------------------------------------------------------------------------------------
           89.    for any TU-3 Tandem Connection                                          NC      NC       NC      11.788
-----------------------------------------------------------------------------------------------------------------------------
           90.    for any TU-12 Tandem Connection                                         NC      NC       NC      11.788
-----------------------------------------------------------------------------------------------------------------------------
           91.    from remote TTPs based on FEBE evaluation                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           92.    Threshold Crossing Notification                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
8                 FAULT AND STATUS MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
8.1               DETECTED ANOMALIES, DEFECTS AND CONSEQUENT ACTIONS
-----------------------------------------------------------------------------------------------------------------------------
8.1.1             ALL SYNCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           93.    Detection of Transmit Fail on any optical STM-N interface               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           94.    Detection of Laser Shutdown on any optical interface                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           95.    Detection of disabled ALS on any optical interface                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           96.    Detection of Optical Source Power High on any optical interface         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           97.    Detection of LOS, LOS status change hysteresis                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           98.    Insertion of AIS upon detection of LOS                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.2             ALL REGENERATOR SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           99.    Detection of OOF                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           100.   Detection of LOF                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           101.   Insertion of AIS upon persisting LOF detection                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           102.   Detection of RS EBER (10E-3) based on  B1 BIP-8 parity calculation      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.3             ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           103.   Detection of MS-AIS                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           104.   Insertion of all 1 upon detection of MS-AIS                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           105.   Detection of Signal Degrade                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           106.   Detection of MS-EBER (10E-3) upon B2 BIP-24 parity error
                  calculation                                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           107.   Insertion of AIS and FERF upon detection of MS-AIS                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           108.   Detection of FERF                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           109.   Insertion of MS-FEBE based on detection of B2 parity calculations       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.4             ALL MULTIPLEX SECTION ADAPTATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           110.   Detection  of AU-LOP                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           111.   Detection of AU-AIS                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           112.   Detection of Number of AU-Pointer Justification Events                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           113.   Insertion of AU-AIS upon receive of all 1                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
8.1.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           114.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           115.   Detection of HP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           116.   Detection of HP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           117.   Detection of HP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           118.   Detection of HP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           119.   Detection of B3- EBER (10E-3)                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.6             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-----------------------------------------------------------------------------------------------------------------------------
           120.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           121.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           122.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           123.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           124.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           125.   Detection of EBER                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.7             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-12)
-----------------------------------------------------------------------------------------------------------------------------
           126.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           127.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           128.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           129.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           130.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           131.   Detection of EBER                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.8             ALL HIGH ORDER PATH TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           132.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           133.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           134.   Detection of HP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           135.   Detection of HP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           136.   Insertion of AIS and HP-FERF upon detection of HP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           137.   Detection of HP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           138.   Insertion of AIS and HP-FERF upon detection of HP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           139.   Detection of HP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           140.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.9             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-----------------------------------------------------------------------------------------------------------------------------
           141.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           142.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           143.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           144.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           145.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           146.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           147.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           148.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           149.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.10            ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-----------------------------------------------------------------------------------------------------------------------------
           150.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           151.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           152.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           153.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           154.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           155.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           156.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           157.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           158.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.11            ALL PLESIOCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           159.   Detection of Trib.-AIS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           160.   Detection of Trib.-LOS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           161.   Detection of Trib.-LOF                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           162.   Insertion of AIS upon detection of Trib.-AIS, Trib.-LOS, Trib.-LOF      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.12            SETS AND SETPI
-----------------------------------------------------------------------------------------------------------------------------
           163.   Detection of Sync. Source Fail                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           164.   Detection of SETG - Hold                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           165.   Detection of SETG - Out of Lock                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           166.   Detection of SETG - Fail                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           167.   Detection of Sync. Degrade                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           168.   Detection of Excessive Sync. Degrade                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           169.   Detection of Sync. Source Threshold Crossing                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           170.   Detection of Sync. LOS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.13            MANAGEMENT COMMUNICATION FUNCTION
-----------------------------------------------------------------------------------------------------------------------------
           171.   Detection of Remote Control Input Active                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           172.   Detection of RS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           173.   Detection of MS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.14            SYSTEMS MANAGEMENT FUNCTION
-----------------------------------------------------------------------------------------------------------------------------
           174.   Detection of Secondary Power Fail                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           175.   Detection of Primary Power Fail                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           176.   Detection of Re-Boot Fail                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           177.   Detection of Configuration Data Integrity Check Failure                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           178.   Detection of System Software Integrity Check Failure                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           179.   Detection of Network Element Controller Fail                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           180.   Detection of Card Protection Switch Failure                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           181.   Detection of Card Out                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           182.   Detection of Card Fail (upon detection of internal parity
                  mismatch etc.)                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           183.   Detection of Wrong Card                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           184.   Network Protection Switch Failure                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.2               STATUS EVENTS
-----------------------------------------------------------------------------------------------------------------------------
           185.   Configuration Data Integrity Fail                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           186.   System Software Integrity Fail                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           187.   Laser Restart for Test                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           188.   Synchronous Equipment Timing Generator A/B active                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           189.   Synchronisation Source Quality Change                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           190.   Synchronisation Source Switch Event                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           191.   External Synchronisation Output Squelched                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           192.   Section Layer Protection Switch Active                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           193.   Network Protection Switch Event                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           194.   Card Protection Switch Active                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           195.   Fault / Status Log Capacity Exceeded                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           196.   Configuration Data Transaction Log Capacity Exceeded                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           197.   Performance Monitoring Log Capacity Exceeded                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           198.   Access  Log Capacity Exceeded                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           199.   Software Download in Progress                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           200.   Software Download Failure                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           201.   Software Download Failure - Retry in Progress                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           202.   Software Download Complete                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           203.   Card Restoration Complete                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           204.   Re-Boot Restoration Complete                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           205.   Electronic Label Update                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.3               ALARM EVENT HANDLING
-----------------------------------------------------------------------------------------------------------------------------
           206.   Alarm Persistence Filter (filtering of toggling alarms)                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           207.   Alarm Correlation Filter (F3 filter, suppression of consequent          C        C       C
                  alarms)
-----------------------------------------------------------------------------------------------------------------------------
           208.   Alarm Inversion Facility                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           209.   Performance of the alarm throughput > 10 alarms per second              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           210.   It is possible to block/unblock each single traffic relevant alarm C C C per port
-----------------------------------------------------------------------------------------------------------------------------
           211.   It is possible to block/unblock each single traffic relevant alarm C C C group per card
-----------------------------------------------------------------------------------------------------------------------------
           212.   It is possible to block/unblock each single traffic relevant alarm C C C group per NE
-----------------------------------------------------------------------------------------------------------------------------
           213.   Indication of Alarm Event Forwarding Suppression per functional         C        C       C
                  unit (e.g. Regenerator Section ...)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
9                 CONFIGURATION MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
9.1               GENERAL
-----------------------------------------------------------------------------------------------------------------------------
           214.   Upload of Configuration Data - on single command                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           215.   Upload of Configuration Data - on bulk command                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           216.   Download of Configuration Data - on bulk command                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2               CONFIGURATION OF FUNCTIONAL BLOCKS
-----------------------------------------------------------------------------------------------------------------------------
9.2.1             ALL SYNCHRONOUS OPTICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           217.   Enable / Disable Automatic Laser Shutdown                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           218.   Enable / Disable Laser                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           219.   Enable Laser for Test Purposes  (2s  / 90s)                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.2             ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           220.   Set Threshold Signal Degrade                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           221.   Set Threshold B2-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.3             ALL REGENERATOR SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           222.   Set Threshold B1-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.4             ALL HIGH ORDER PATH TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           223.   Set Threshold B3-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           224.   Set Threshold HP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           225.   Enable / Disable consequent actions from detection of HP-TIM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           226.   Enable / Disable consequent actions from detection of HP-SLM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           227.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           228.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.5             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-----------------------------------------------------------------------------------------------------------------------------
           229.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           230.   Set Threshold LP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           231.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           232.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           233.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           234.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.6             ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-----------------------------------------------------------------------------------------------------------------------------
           235.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           236.   Set Threshold LP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           237.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           238.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           239.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           240.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.7             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           241.   Set Threshold B3-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           242.   Set Threshold HP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           243.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           244.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.8             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-----------------------------------------------------------------------------------------------------------------------------
           245.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           246.   Set Threshold FEBE                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           247.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           248.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.9             ALL HIGH ORDER CONNECTION SUPERVISION POINTS (TU-12)
-----------------------------------------------------------------------------------------------------------------------------
           249.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           250.   Set Threshold FEBE                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           251.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           252.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
10                NETWORK PROTECTION
-----------------------------------------------------------------------------------------------------------------------------
10.1              HIGHER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           253.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           254.   Switch-Over Completion Time less than 100ms                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           255.   Configurable Hold-Off Time                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           256.   Enable / Disable Automatic Switching                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           257.   Manual Switching via Management Interface                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           258.   Configurable Wait Time to Restore                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
10.2              LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-3)
-----------------------------------------------------------------------------------------------------------------------------
           259.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           260.   Switch-Over Completion Time less than 300ms                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           261.   Configurable Hold-Off Time                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           262.   Enable / Disable Automatic Switching                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           263.   Manual Switching via Management Interface                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           264.   Configurable Wait Time to Restore                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
10.3              LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-12)
-----------------------------------------------------------------------------------------------------------------------------
           265.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           266.   Switch-Over Completion Time less than 300ms                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           267.   Configurable Hold-Off Time                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           268.   Enable / Disable Automatic Switching                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           269.   Manual Switching via Management Interface                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           270.   Configurable Wait Time to Restore                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
10.5              1+1 LINE PROTECTION
-----------------------------------------------------------------------------------------------------------------------------
           271.   1+1 Line Protection function on all aggregates                          NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           272.   1+1 Line Protection function on all optical tributaries                 NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           273.   1+1 Line Protection function on all electrical STM-1 tributaries        NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           274.   Detection Criterion Signal Fail and Signal Degrade according
                  to Section 2.3 of ITU-T rec. G.783                                      NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           275.   Switch-Over Completion Time less than 50ms                              NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           276.   Enable / Disable Automatic Switching                                    NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           277.   Manual Switching via Management Interface                               NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           278.   Configurable Wait Time to Restore                                       NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
10.6              MS SHARED RING PROTECTION (MSBSHR)
-----------------------------------------------------------------------------------------------------------------------------
           279.   Detection Criterion Signal Fail and Signal Degrade according to         NC      NC       NC
                  Section 2.3 of ITU-T rec. G.783
-----------------------------------------------------------------------------------------------------------------------------
           280.   Switch-Over Completion Time less than 50ms                              NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           281.   Manual Switching via Management Interface                               NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           282.   Revertive Switching                                                     NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           283.   Configurable Wait Time to Restore                                       NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           284.   Maximum number of network elements in the ring                          NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           285.   It is possible to configure (unprotected) low priority traffic          NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
11                OPERATION AND MAINTENANCE
-----------------------------------------------------------------------------------------------------------------------------
11.1              GENERAL
-----------------------------------------------------------------------------------------------------------------------------
           286.   Event buffer                                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           287.   Heart Beat Function                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           288.   Re-boot function                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           289.   Real time clock function                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           290.   NSAP Address modification                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           291.   Local Software Download                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           292.   Remote Software Download                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           293.   Manager Decision Process for equipment access control                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           294.   Display of VC-4 Path Trace at HPT                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           295.   Display of VC-4 Signal Label at HPT                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           296.   Display of VC-4 Path Trace at HPOM                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           297.   Display of VC-4 Signal Label at HPOM                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           298.   Display of VC-3 Path Trace at LPT                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           299.   Display of VC-3 Signal Label at LPT                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           300.   Display of VC-3 Path Trace at LPOM                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           301.   Display of VC-3 Signal Label at LPOM                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           302.   Display of VC-12 Path Trace at LPT                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           303.   Display of VC-12 Signal Label at LPT                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           304.   Display of VC-12 Path Trace at LPOM                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           305.   Display of VC-12 Signal Label at LPOM                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           306.   Display of Optical Transmit Power Level                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
11.2              LOGS
-----------------------------------------------------------------------------------------------------------------------------
           307.   Alarm / Status Log                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           308.   Performance Log                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           309.   Configuration  Log                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           310.   Access Control  Log                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
11.3              REDUNDANCY
-----------------------------------------------------------------------------------------------------------------------------
           311.   1:N Tributary Card Protection 2 Mbit/s                                  NC      NC       C
-----------------------------------------------------------------------------------------------------------------------------
           312.   1:N or 1+1  Tributary Card Protection 34 Mbit/s                         NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           313.   1:N or 1+1 Tributary Card Protection 45 Mbit/s                          NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           314.   1:M or 1+1 (electrical) Tributary Card Protection  STM-1 G.703          NC       C       C
-----------------------------------------------------------------------------------------------------------------------------
           315.   1+1 Protection of all Central Traffic Carrying Cards                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           316.   1+1 Protection of Clock System                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           317.   Duration less than 5s for card protection automatic switch over         C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
11.4              EQUIPMENT TESTING FUNCTIONS
-----------------------------------------------------------------------------------------------------------------------------
           318.   Integrity Check of Configuration Data                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           319.   Integrity Check of System Software                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           320.   Configuration of Loop Back on port level on all PDH Interface Cards     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           321.   VC-4 level Configuration of Loop Back on STM-1 el. i/f                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           322.   VC-4 level Configuration of Loop Back on all STM-4 opt. interfaces      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           323.   VC-3 level Configuration of Loop Back on all electrical SDH             C        C       C
                  Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
           324.   VC-3 level Configuration of Loop Back on all optical SDH Interface      C        C       C
                  Cards
-----------------------------------------------------------------------------------------------------------------------------
           325.   VC-12 level Configuration of Loop Back on all electrical SDH            C        C       C
                  Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
           326.   VC-12 level Configuration of Loop Back on all optical SDH Interface     C        C       C
                  Cards
-----------------------------------------------------------------------------------------------------------------------------
           327.   Configuration of Loop Back on the HPC functional block                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           328.   Configuration of Loop Back on the LPC functional block                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           329.   Test Access Interface on all electrical interfaces                      NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           330.   Test Access Interface on all optical interfaces                         NC      NC       NC
-----------------------------------------------------------------------------------------------------------------------------
           331.   Optical Line Testing                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
11.5              INVENTORY DATA
-----------------------------------------------------------------------------------------------------------------------------
           332.   Electronic Label Read Access via Management Interfaces                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           333.   Automatic Electronic Label Upgrade                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           334.   Compatibility Check of Equipment Hardware Releases                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           335.   Compatibility Check of Equipment Firmware Releases                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           336.   Compatibility Check of Equipment Software Releases                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           337.   Compatibility Check of Equipment Software Releases to the               C        C       C
                  Management System
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
12                ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL COMPATIBILITY AND SAFETY
-----------------------------------------------------------------------------------------------------------------------------
12.1              CLIMATIC CONDITIONS
-----------------------------------------------------------------------------------------------------------------------------
           338.   Stationary Use Conditions acc. to prETS 300 019-2-3 Class T 3.2         NC      NC    NC         11.12338
-----------------------------------------------------------------------------------------------------------------------------
12.2              ELECTROMAGNETIC COMPATIBILITY
-----------------------------------------------------------------------------------------------------------------------------
           339.   Compliance with EN 55022 class B                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           340.   Compliance with EN 50082                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
12.3              SAFETY REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------
           341.   Compliance with EN 60950                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           342.   Compliance with IEC 825-1 and IEC 825-2                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
13                PHYSICAL CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------------------
           343.   Rack size according to ETSI 300 119, 600 mm x 300 mm                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           344.   Rack size according to ETSI 300 119, 600 mm x 600 mm                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           345.   System installation and h/w upgrade via front access possible           C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
14                POWER SUPPLY
-----------------------------------------------------------------------------------------------------------------------------
           346.   Nominal input voltage -48V                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           347.   Minimum accepted input voltage                                          -38V     -38V    -38V
-----------------------------------------------------------------------------------------------------------------------------
           348.   Maximum accepted input voltage                                          -75V     -75V    -75V
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
15                AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------
           349.   The supplier shall provide MTBF figures for each functional unit of     IR       IR      IR       ANNEX 1
                  the offered equipment based on his statistical evaluations according to the template as attached in Annex 1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
16                POWER CONSUMPTION
-----------------------------------------------------------------------------------------------------------------------------
           350.   The supplier shall provide worst case power consumption figures for     IR       IR      IR       ANNEX 1
                  each functional unit of the offered equipment according to the template as attached in Annex 1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
17                SYSTEM MANUALS
-----------------------------------------------------------------------------------------------------------------------------
           351.   System Description in Hypertext Format on CD                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           352.   System O&M Manuals in Hypertext Format on CD                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                 with regard to TN-4XE/TN-16XE


2        REFERENCES

2.1      REFERENCES TO STANDARDS

----------------------------------------------------------------------------------------------------------------------
STANDARD             STATUS    DATE    TITLE
----------------------------------------------------------------------------------------------------------------------
CECC 86 275-80                 09/95   Detail Specification: Connector sets for optical fibres and cables Type
                                       LSH-HRL
----------------------------------------------------------------------------------------------------------------------
ITU-T G.703                    04/91   Physical/Electrical characteristics of Hierarchical Digital Interfaces
----------------------------------------------------------------------------------------------------------------------
ITU-T G.707                    1991    Synchronous digital hierarchy bit rates
----------------------------------------------------------------------------------------------------------------------
ITU-T G.782                    1994    Types and general characteristics of synchronous digital hierarchy (SDH)
                                       equipment
----------------------------------------------------------------------------------------------------------------------
ITU-T G.783                    1994    Characteristics of synchronous digital hierarchy/SDH) equipment functional blocks
----------------------------------------------------------------------------------------------------------------------
ITU-T G.813                    1996    Timing Characteristics of SDH equipment slave clocks.
----------------------------------------------------------------------------------------------------------------------
ITU-T G.825                    1993    The control of Jitter and Wander within Digital Networks which are based on synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------
ITU-T G.826                    11/93   Error performance parameters and objectives for International constant Bit Rate Digital Paths at or above the Primary Rate
----------------------------------------------------------------------------------------------------------------------
ITU-T G.841                    1995    Types and Characteristics of SDH Network Protection Architectures
----------------------------------------------------------------------------------------------------------------------
ITU-T G.957                    1993    Optical Interfaces and Systems relating to the synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ETS 300 019          pr        02/92   Environmental conditions and Environmental Tests for Telecommunications
                                       Equipment

                                       Part A:  Introduction and Terminology
                                       Part B:  classification of Environmental conditions
----------------------------------------------------------------------------------------------------------------------
ETS 300 119                            European Telecommunication Standard for Equipment Practice
                               03/93   Part 2:  Engineering Requirements for Racks
                               09/93   Part 3:  Engineering Requirements for Miscellaneous Racks and cabinets
                               09/93   Part 4:  Engineering Requirements for Subracks
----------------------------------------------------------------------------------------------------------------------
ETS 300 253                    01/95   Earthing and bonding of telecommunication equipment in telecommunication centres
----------------------------------------------------------------------------------------------------------------------
EN 41003                       1991    Particular safety requirements for equipment to be connected to telecommunication network
----------------------------------------------------------------------------------------------------------------------
EN 55022                       05/95   Grenzwerte und Messverfahren fur Funkstorungen von Einrichtungen der
                                       Informationstechnik
----------------------------------------------------------------------------------------------------------------------
EN 50082                               Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                               12/94   Part 1:  Elektromagnetische Vertraglichkeit - Fachgrundnorm
                                       Storfestigkeit - Teil 1: Wohnbereich, Geschafts- und
                                                Gewerbebereiche sowie Kleinbetriebe
                               02/96   Part 2:  Elektromagnetische Vertraglichkeit - Fachgrundnorm
                                       Storfestigkeit - Teil 2: Industriebereich
----------------------------------------------------------------------------------------------------------------------
DIN 47295                              HF-Steckverbindung 1,6/5,6: Wellenwiderstand 75 Ohm
----------------------------------------------------------------------------------------------------------------------

                 with regard to TN-4XE/TN-16XE

         ANNEX1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

The following tables list details of the power dissipation, weight, FITS and size for the TN-4XE equipment.

TABLE 8-1
SUBRACK KEY SPECIFICATION DETAILS

------------------------------------------------------------------------------------------------------
     UNIT               POWER               WEIGHT          FITS     EXTERNAL DIMENSIONS (MM)
(SEE CHAPTER 4)      CONSUMPTION
------------------------------------------------------------------------------------------------------
TN-4XE Mux           Maximum               18 kg (max.)      41     Height:
assembly             (full fit):253 W      (unequipped)             550 mm (Including fibretray)
NTEU70AA                                   20 kg (actual)           459 mm (excluding fibre tray}
                                                                    An additional height of 50 mm if
                     Typical:220 W                                  2 Mbit/s tributary cabling is
                                                                    installed.
                                                                    Width:
                                                                    450 mm (excl. mounting flanges)
                                                                    Depth:
                                                                    280 mm (incl. doors/covers)
------------------------------------------------------------------------------------------------------
Fan Tray             TBD                    TBD              TBD    Height:
NTEUSSAA                                                            75 mm
------------------------------------------------------------------------------------------------------

TABLE 8-2
AGGREGATE UNIT KEY SPECIFICATION DETAILS

------------------------------------------------------------------------------------------------------
            UNIT                        POWER CONSUMPTION     WEIGHT       FITS        WIDTH
      (SEE CHAPTER 5)                                          (KG)                    (MM)
------------------------------------------------------------------------------------------------------
STM-4 1310 mm short haul optical       Maximum: 40W           1.875        2609        76.2
aggregate
NTEU20AA                               Typical: 36W
------------------------------------------------------------------------------------------------------
STM-4 1550 mm long haul optical        Maximum: 40W           1.875        2609        76.2
aggregate
NTEU21AA                               Typical: 36W
------------------------------------------------------------------------------------------------------

                 with regard to TN-4XE/TN-16XE

------------------------------------------------------------------------------------------------------
            UNIT                          POWER               WEIGHT       FITS        NOMINAL
      (SEE CHAPTER 6)                   CONSUMPTION            (KG)                     WIDTH
                                                                                         (MM)
------------------------------------------------------------------------------------------------------
STM-1 optical dual-port tributary       Maximum: 20 W         1.250        2184        25.4
unit (1310 mm, short haul)
NTEU10AA                                Typical: 17.5 W
------------------------------------------------------------------------------------------------------
STM-1a/140 Mibit/s tributary unit       Maximum: 20W          TBD          TBD         25.4
NTEU13AA
                                        Typical: 17.5 W
------------------------------------------------------------------------------------------------------
2 Mbit/s G.703 75 ohm tributary         Maximum: 20 W         TBD          500         25.4
unit
NTEU11AA                                Typical: 17.5 W
------------------------------------------------------------------------------------------------------
2 Mbit/s G.703 75 ohm tributary unit    Maximum: 20 W         TBD          500         25.4
NTEU12AA
                                        Typical: 17.5 W
------------------------------------------------------------------------------------------------------


TABLE 8-4
SERVICE INTERFACE MODULE (SIM) KEY DETAILS

------------------------------------------------------------------------------------------------------
            UNIT                           POWER              WEIGHT       FITS        NOMINAL
      (SEE CHAPTER 4)                   CONSUMPTION            (KG)                     WIDTH
                                                                                         (MM)
------------------------------------------------------------------------------------------------------
ETHERNET SIM PCB Assembly                   TBD                 TBD         28           25.4
NTEU6006
------------------------------------------------------------------------------------------------------


TABLE 8-5
CONNECTOR PANEL KEY DETAILS

------------------------------------------------------------------------------------------------------
            UNIT                           POWER              WEIGHT       FITS        WIDTH
      (SEE CHAPTER 4)                   CONSUMPTION            (KG)                     (MM)
------------------------------------------------------------------------------------------------------
End Of Shelf Upper                      Maximum: 5 W          0.468        345         25.4
NTEU4DAA
                                        Typical: 3 W
------------------------------------------------------------------------------------------------------
End Of Shelf Lower                      Maximum: 8 W          0.468        439         25.4
NTEU41AA
                                        Typical: 5 W
------------------------------------------------------------------------------------------------------


TABLE 8-6
SPECIAL FUNCTION UNITS SPECIFICATION DETAILS

-------------------------------------------------------------------------------------------------------
            UNIT                          POWER               WEIGHT       FITS     EXTERNAL DIMENSIONS
      (SEE CHAPTER 7)                   CONSUMPTION                                        (MM)
-------------------------------------------------------------------------------------------------------
Engineering Orderwire                   Maximum: 12 W         TBD          TBD       TBD
(EOW) card
NTEU43AA                                Typical: 8 W
------------------------------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier:                                      Reference No.: 11.1
Nortel Dasa
Network Systems GmbH & Co. KG                  otel.o Document No.: ST-rfx-00011
Rheinstrasse 37 - 39
60528 Frankfurt / Main                         Chapter: 1

                                               Item No.: 8
--------------------------------------------------------------------------------

                           With Regard to TN-4XE/16XE

--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------

STM-4 Tributary

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

Gate 2 is February 2000.

Gate 2a is March 2000.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems         Reference No.: 11.12.16

                                              otel.o Document No.: ST-rfx-00011

                                              Chapter: 1

                                              Item No.: 16, 17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Coloured Interfaces 100/50 GHz Channel Spacing

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
The Transmitters and Regenerators provide a high performance tight wavelength optical signal aligned with the 200 GHz ITU-T grid with a wavelength tolerance of plus or minus 0.25 nm and provisionable output power.










--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /   Compliant development planned until     / / T1    / / T2      / / after T2
/ /   Further Development planned but not compliant with o.tel.o requirements
/ /   No further development


--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems          Reference No.: 11.12338

                                               otel.o Document No.: ST-rfx-00011

                                               Chapter: 12

                                               Item No.: 338
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Stationary Use Conditions acc. To prETS 300 019-2-3 Class T 3.2

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

OPERATIONAL AMBIENT TEMPERATURE

The TN-4XE can operate in the following operating environments as specified in ETS 300-019 class 3.1 (Temperature Controlled Locations) subject to the thermal management limitations specified above.

NON-OPERATIONAL AMBIENT TEMPERATURE

For storage and transportation, the equipment withstands non-operational temperatures between -40 and +70 degrees C as specified in ETSI Standard ETS 300-019.

RELATIVE HUMIDITY

CONTINUOUS OPERATION

20 to 55% relative humidity or 3.6 kPa water vapor pressure, whichever is less, over the normal temperature range; no condensation. Temperature: +4.5 degrees to +38 degrees C.

SHORT-TERM OPERATION

Testing methodology IEC 68-2-56 Cb +30 degrees C, 95% relative humidity.

NOTE: Short-term is defined to be no more than 72 consecutive hours and a total of not more than 15 days in one year.

EXCHANGE ENVIRONMENT

Normal operating environment 0 to +40 degrees C Exceptional operating environment -5 to +45 degrees C.





--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /   Compliant development planned until    / / T1    / / T2       / / after T2
/ /   Further Development planned but not compliant with o.tel.o requirements
/ /   No further development


--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems          Reference No.: 11.341

                                               otel.o Document No.: ST-rfx-00011

                                               Chapter: 3

                                               Item No.: 41, 48
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Timing Source Priority Levels

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

Each of the selection circuits has a synchronization source hierarchy list. These contain up to four synchronization sources listed in order of selection preference. If the operator wishes to amend the hierarchy list all entries must be re-entered.







--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /   Compliant development planned until    / / T1    / / T2       / / after T2
/ /   Further Development planned but not compliant with o.tel.o requirements
/ /   No further development


--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
NO
                                with regard to TN-4XE / TN-16XE

                       SYSTEM FEATURE DESCRIPTION DXC-N/1

                          ----------------------------------------------------------------------------------------

ID                        ST-rfx-0009
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

                          ----------------------------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung



FILENAME                  System Feature Description DXC-N-1-10

                          ----------------------------------------------------------------------------------------

DESCRIPTION               This document lists the features of the Lower Order DXC Equipment.

                          The equipment shall mainly be applied for grooming lower order VCs from local access providers or co-located customers towards STM-16 rings.

                          ----------------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

1        REQUESTED FEATURES

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
1                 INTERFACE TYPES
-----------------------------------------------------------------------------------------------------------------------------
1.1               INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           1.     2 Mbit/s G.703                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           2.     2 Mbit/s G.704 frame monitoring option on incoming traffic              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           3.     2 Mbit/s, retiming 250 us buffer
-----------------------------------------------------------------------------------------------------------------------------
           4.     34 Mbit/s G.703                                                         Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           5.     45 Mbit/s G.703                                                         Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           6.     STM-1 G.703                                                             Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           7.     S-1.1                                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           8.     S-4.1                                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           9.     S-16.1                                                                  Nc
-----------------------------------------------------------------------------------------------------------------------------
           10.    L-16.1                                                                  Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           11.    L-16.2                                                                  Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           12.    V-16.2                                                                  Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
1.3               EQUIPPING OF INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           13.    Up to (t.b.d.) electrical 2 Mbit/s ports can be equipped               252      252     252
-----------------------------------------------------------------------------------------------------------------------------
           14.    Up to (t.b.d.) electrical 34 Mbit/s ports can be equipped               24      24       24
-----------------------------------------------------------------------------------------------------------------------------
           15.    Up to (t.b.d.) electrical 45 Mbit/s ports can be equipped               24      24       24
-----------------------------------------------------------------------------------------------------------------------------
           16.    Up to (t.b.d.) el. 155 Mbit/s ports can be equipped                     8        8       8
-----------------------------------------------------------------------------------------------------------------------------
           17.    up to (t.b.d.) ports of type  STM-1 el. can be equipped                 8        8       8
-----------------------------------------------------------------------------------------------------------------------------
           18.    up to (t.b.d.) prots of type STM-4 can be equipped                      2        2       4
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2                 CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
2.1               CONNECTION TYPES
-----------------------------------------------------------------------------------------------------------------------------
           19.    Bi-directional Connections on VC-12 level                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           20.    Bi-directional Connections on VC-3 level                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           21.    Bi-directional Connections on VC-4 level                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           22.    Bi-directional Connections of contiguously concatenated  VC-4           Nc       C       C
                  (VC-4-4c)
-----------------------------------------------------------------------------------------------------------------------------
           23.    Bi-directional Connections of contiguously concatenated  VC-4           Nc       C       C
                  (VC-4-16c)
-----------------------------------------------------------------------------------------------------------------------------
2.2               QUANTITATIVE REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------
2.2.1             HIGHER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
           24.    HO connectivity of 16 * VC-4 equivalents                                Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           25.    HO connectivity of 64 * VC-4 equivalents                                Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           26.    HO connectivity of 128 * VC-4 equivalents                               Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2.2.2             LOWER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
           27.    LO connectivity of 16 * VC-4 equivalents                                Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           28.    LO connectivity of 64 * VC-4 equivalents                                Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           29.    LO connectivity of 128 * VC-4 equivalents                               Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
3                 SYNCHRONISATION
-----------------------------------------------------------------------------------------------------------------------------
3.1               INTERNAL EQUIPMENT TIMING
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
3.1.1             TIMING SOURCES
-----------------------------------------------------------------------------------------------------------------------------
           30.    STM-N timing                                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           31.    2048 kHz timing                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           32.    Internal Oscillator acc. to G.813                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.1.2             TIMING SOURCE QUALITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
           33.    STM-N Timing at all SDH i/fs (Timing Marker Support)                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           34.    2048 kHz timing, fixed to G.811 quality                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           35.    2048 kHz timing, configurable timing source quality                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.1.3             TIMING SOURCE PRIORITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
           36.    Priority List of (at least 6 entries)                                   Nc      Nc       Nc      09.336
-----------------------------------------------------------------------------------------------------------------------------
3.1.4             SELECTION ALGORITHMS
-----------------------------------------------------------------------------------------------------------------------------
           37.    Autonomous Timing Source Selection                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           38.    Manual Timing Source Selection                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
3.2               EXTERNAL  TIMING OUTPUT (T4)
-----------------------------------------------------------------------------------------------------------------------------
3.2.1             TIMING  OUTPUT PORT
-----------------------------------------------------------------------------------------------------------------------------
           39.    One 2048 kHz timing output port                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           40.    Configurable timing output squelch function                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.2.2             TIMING SOURCES
-----------------------------------------------------------------------------------------------------------------------------
           41.    STM-N  timing                                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.2.3             TIMING SOURCE QUALITY LEVELS
----------------------------------------------------------------------------------------------------------------------------
           42.    STM-N Timing (Timing Marker Support)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
3.2.4             TIMING SOURCE PRIORITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
           43.    Priority List (at least 7 entries)                                      Nc      Nc       Nc      09.336
-----------------------------------------------------------------------------------------------------------------------------
3.2.5             SELECTION ALGORITHMS
-----------------------------------------------------------------------------------------------------------------------------
           44.    Autonomous timing source selection                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           45.    Manual Timing Source selection                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
4                 OVERHEAD ACCESS
-----------------------------------------------------------------------------------------------------------------------------
4.1               OVERHEAD BYTES
-----------------------------------------------------------------------------------------------------------------------------
           46.    Access to F1 as transparent channel                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           47.    Access to E1 as transparent channel                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           48.    Access to F2 as transparent channel                                     Nc      Nc       Nc      09.448
-----------------------------------------------------------------------------------------------------------------------------
4.2               OVERHEAD ACCESS INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           49.    64 K on V.11 (towards either MSOH or RSOH of aggregate interface)       Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           50.    64 K on V.11 (towards POH of tributary interface)                       Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
4.3               OVERHEAD CHANNEL CROSS CONNECTIONS
-----------------------------------------------------------------------------------------------------------------------------
           51.    64 K between syNchronous ports and towards external interface           Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
5                 ENGINEERING ORDERWIRE
-----------------------------------------------------------------------------------------------------------------------------
5.1               INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           52.    1 * 2 wire i/f (towards PSTN)                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           53.    2 * 2 wire  i/f (towards standard handset)                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
5.2               FUNCTIONS
-----------------------------------------------------------------------------------------------------------------------------
           54.    Selective Call                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           55.    Conference Call (up to four participants)                               Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
6                 MANAGEMENT COMMUNICATION
-----------------------------------------------------------------------------------------------------------------------------
6.1               COMMUNICATION INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           56.    F- Interface   (RS 232)                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           57.    Q- interface as gateway to the EMS                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           58.    Q I/F (Ethernet)                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           59.    Qecc via any ECC(R) on optical interfaces                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           60.    Qecc via any ECC(M) on optical interfaces                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           61.    Qecc via any ECC(R) on electrical interfaces                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           62.    Qecc via any ECC(M) on electrical interfaces                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           63.    Qecc Routing (level 2 IS-IS acc. to ISO 10589-8473)                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           64.    Domain Partitioning Repair function
-----------------------------------------------------------------------------------------------------------------------------
           65.    Definition of Manual Adjacencies (NSAP of dedicated NE)                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           66.    Manual definition of reachable addresses (set address prefix)           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           67.    ECC can be inserted / extracted to/from VC-4 POH Byte of SDH            C        C       C
                  interface
                  (Application: for transparent transmission of ECC via other operator's SDH network)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
6.2               O & M INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           68.    8 x Remote Control Inputs                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           69.    Remote Control Outputs                                                  Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           70.    Card LED support                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           71.    Subrack LED support                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           72.    Rack Alarm support                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
7                 PERFORMANCE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
           73.    Performance History Data Collection (ES, SES and UAT) ...               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           74.    at any MST                                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           75.    at any RST                                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           76.    at any VC-4 TTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           77.    at any VC-3 TTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           78.    at any VC-12 TTP                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           79.    at any AU-4 CTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           80.    at any VC-3 CTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           81.    at any VC-12 CTP                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           82.    for any AU-4 Tandem Connection                                          Nc      Nc       Nc      09.782
-----------------------------------------------------------------------------------------------------------------------------
           83.    for any TU-3 Tandem Connection                                          Nc      Nc       Nc      09.782
-----------------------------------------------------------------------------------------------------------------------------
           84.    for any TU-12 Tandem Connection                                         Nc      Nc       Nc      09.782
-----------------------------------------------------------------------------------------------------------------------------
           85.    from remote TTPs based on FEBE evaluation                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           86.    Threshold Crossing Notification                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
8                 FAULT AND STATUS MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
8.1               DETECTED ANOMALIES, DEFECTS AND CONSEQUENT ACTIONS
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
8.1.1             ALL SYNCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           87.    Detection of Transmit Fail on any optical STM-N interface               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           88.    Detection of Laser Shutdown on any optical interface                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           89.    Detection of disabled ALS on any optical interface                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           90.    Detection of Optical Source Power High on any optical interface         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           91.    Detection of LOS, LOS status change hysteresis                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           92.    Insertion of AIS upon detection of LOS                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.2             ALL REGENERATOR SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           93.    Detection of OOF                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           94.    Detection of LOF                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           95.    Insertion of AIS upon persisting LOF detection                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           96.    Detection of RS EBER (10E-3) based on  B1 BIP-8 parity calculation      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.3             ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           97.    Detection of MS-AIS                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           98.    Insertion of all 1 upon detection of MS-AIS                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           99.    Detection of Signal Degrade                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           100.   Detection of MS-EBER (10E-3) upon B2 BIP-24 parity error
                  calculation                                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           101.   Insertion of AIS and FERF upon detection of MS-AIS                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           102.   Detection of FERF                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           103.   Insertion of MS-FEBE based on detection of B2 parity calculations       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.4             ALL MULTIPLEX SECTION ADAPTATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           104.   Detection  of AU-LOP                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           105.   Detection of AU-AIS                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           106.   Detection of Number of AU-Pointer Justification Events                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           107.   Insertion of AU-AIS upon receive of all 1                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
8.1.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           108.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           109.   Detection of HP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           110.   Detection of HP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           111.   Detection of HP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           112.   Detection of HP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           113.   Detection of B3- EBER (10E-3)                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.6             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-----------------------------------------------------------------------------------------------------------------------------
           114.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           115.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           116.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           117.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           118.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           119.   Detection of EBER                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.7             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-12)
-----------------------------------------------------------------------------------------------------------------------------
           120.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           121.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           122.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           123.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           124.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           125.   Detection of EBER                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.8             ALL HIGH ORDER PATH TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           126.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           127.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE



-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           128.   Detection of HP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           129.   Detection of HP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           130.   Insertion of AIS and HP-FERF upon detection of HP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           131.   Detection of HP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           132.   Insertion of AIS and HP-FERF upon detection of HP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           133.   Detection of HP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           134.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.9             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-----------------------------------------------------------------------------------------------------------------------------
           135.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           136.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           137.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           138.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           139.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           140.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           141.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           142.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           143.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.10            ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-----------------------------------------------------------------------------------------------------------------------------
           144.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           145.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           146.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           147.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           148.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           149.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           150.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           151.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           152.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.11            ALL PLESIOCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           153.   Detection of Trib.-AIS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           154.   Detection of Trib.-LOS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           155.   Detection of Trib.-LOF                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           156.   Insertion of AIS upon detection of Trib.-AIS, Trib.-LOS, Trib.-LOF      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.12            SETS AND SETPI
-----------------------------------------------------------------------------------------------------------------------------
           157.   Detection of Sync. Source Fail                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           158.   Detection of SETG - Hold                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           159.   Detection of SETG - Out of Lock                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           160.   Detection of SETG - Fail                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           161.   Detection of Sync. Degrade                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           162.   Detection of Excessive Sync. Degrade                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           163.   Detection of Sync. Source Threshold Crossing                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           164.   Detection of Sync. LOS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.13            MANAGEMENT COMMUNICATION FUNCTION
-----------------------------------------------------------------------------------------------------------------------------
           165.   Detection of Remote Control Input Active                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           166.   Detection of RS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           167.   Detection of MS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.1.14            SYSTEMS MANAGEMENT FUNCTION
-----------------------------------------------------------------------------------------------------------------------------
           168.   Detection of Secondary Power Fail                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           169.   Detection of Primary Power Fail                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           170.   Detection of Re-Boot Fail                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           171.   Detection of Configuration Data Integrity Check Failure                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           172.   Detection of System Software Integrity Check Failure                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           173.   Detection of Network Element Controller Fail                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           174.   Detection of Card Protection Switch Failure                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           175.   Detection of Card Out                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           176.   Detection of Card Fail (upon detection of internal parity
                  mismatch etc.)                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           177.   Detection of Wrong Card                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           178.   Network Protection Switch Failure                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.2               STATUS EVENTS
-----------------------------------------------------------------------------------------------------------------------------
           179.   Configuration Data Integrity Fail                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           180.   System Software Integrity Fail                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           181.   Laser Restart for Test                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           182.   Synchronous Equipment Timing Generator A/B active                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           183.   Synchronisation Source Quality Change                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           184.   Synchronisation Source Switch Event                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           185.   External Synchronisation Output Squelched                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           186.   Section Layer Protection Switch Active                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           187.   Network Protection Switch Event                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           188.   Card Protection Switch Active                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           189.   Fault / Status Log Capacity Exceeded                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           190.   Configuration Data Transaction Log Capacity Exceeded                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           191.   Performance Monitoring Log Capacity Exceeded                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           192.   Access  Log Capacity Exceeded                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           193.   Software Download in Progress                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           194.   Software Download Failure                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           195.   Software Download Failure - Retry in Progress                           C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           196.   Software Download Complete                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           197.   Card Restoration Complete                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           198.   Re-Boot Restoration Complete                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           199.   Electronic Label Update                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
8.3               ALARM EVENT HANDLING
-----------------------------------------------------------------------------------------------------------------------------
           200.   Alarm Persistence Filter (filtering of toggling alarms)                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           201.   Alarm Correlation Filter (F3 filter, suppression of consequent          C        C       C
                  alarms)
-----------------------------------------------------------------------------------------------------------------------------
           202.   Alarm Inversion Facility                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           203.   Performance of the alarm throughput > 10 alarms per second              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           204.   It is possible to block/unblock each single traffic relevant
                  alarm per port                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           205.   It is possible to block/unblock each single traffic relevant
                  alarm group per card                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           206.   It is possible to block/unblock each single traffic relevant
                  alarm group per NE                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           207.   Indication of Alarm Event Forwarding Suppression per functional         C        C       C
                  unit (e.g. Regenerator Section ...)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
9                 CONFIGURATION MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
9.1               GENERAL
-----------------------------------------------------------------------------------------------------------------------------
           208.   Upload of Configuration Data - on single command                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           209.   Upload of Configuration Data - on bulk command                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           210.   Download of Configuration Data - on bulk command                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2               CONFIGURATION OF FUNCTIONAL BLOCKS
-----------------------------------------------------------------------------------------------------------------------------
9.2.1             ALL SYNCHRONOUS OPTICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
           211.   Enable / Disable Automatic Laser Shutdown                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           212.   Enable / Disable Laser                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           213.   Enable Laser for Test Purposes  (2s  / 90s)                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.2             ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           214.   Set Threshold Signal Degrade                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           215.   Set Threshold B2-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.3             ALL REGENERATOR SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           216.   Set Threshold B1-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.4             ALL HIGH ORDER PATH TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           217.   Set Threshold B3-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           218.   Set Threshold HP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           219.   Enable / Disable consequent actions from detection of HP-TIM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           220.   Enable / Disable consequent actions from detection of HP-SLM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           221.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           222.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.5             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-----------------------------------------------------------------------------------------------------------------------------
           223.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           224.   Set Threshold LP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           225.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           226.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           227.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           228.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.6             ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-----------------------------------------------------------------------------------------------------------------------------
           229.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           230.   Set Threshold LP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           231.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           232.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
-----------------------------------------------------------------------------------------------------------------------------
           233.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           234.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
9.2.7             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-----------------------------------------------------------------------------------------------------------------------------
           235.   Set Threshold B3-EBER                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           236.   Set Threshold HP-FEBE                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           237.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           238.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.8             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-----------------------------------------------------------------------------------------------------------------------------
           239.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           240.   Set Threshold FEBE                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           241.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           242.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
9.2.9             ALL HIGH ORDER CONNECTION SUPERVISION POINTS (TU-12)
-----------------------------------------------------------------------------------------------------------------------------
           243.   Set Threshold EBER                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           244.   Set Threshold FEBE                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           245.   Set expected Signal Label (per Path)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           246.   Set expected Path Trace (per Path)                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
10                NETWORK PROTECTION
-----------------------------------------------------------------------------------------------------------------------------
10.1              HIGHER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I)
-----------------------------------------------------------------------------------------------------------------------------
           247.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           248.   Switch-Over Completion Time less than 100ms                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           249.   Configurable Hold-Off Time                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           250.   Enable / Disable Automatic Switching                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           251.   Manual Switching via Management Interface                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           252.   Configurable Wait Time to Restore                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
10.2              LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-3)
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           253.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           254.   Switch-Over Completion Time less than 300ms                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           255.   Configurable Hold-Off Time                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           256.   Enable / Disable Automatic Switching                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           257.   Manual Switching via Management Interface                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           258.   Configurable Wait Time to Restore                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
10.3              LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-12)
-----------------------------------------------------------------------------------------------------------------------------
           259.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           260.   Switch-Over Completion Time less than 300ms                             C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           261.   Configurable Hold-Off Time                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           262.   Enable / Disable Automatic Switching                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           263.   Manual Switching via Management Interface                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           264.   Configurable Wait Time to Restore                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
10.5              1+1 LINE PROTECTION
-----------------------------------------------------------------------------------------------------------------------------
           265.   1+1 Line Protection function on all optical tributaries                 Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           266.   1+1 Line Protection function on all electrical STM-1 tributaries        Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           267.   Detection Criterion Signal Fail and Signal Degrade according
                  to Section 2.3 of ITU-T rec. G.783                                      Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           268.   Switch-Over Completion Time LESS THAN 50ms                              Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           269.   Enable / Disable Automatic Switching                                    Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           270.   Manual Switching via Management Interface                               Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           271.   Configurable Wait Time to Restore                                       Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
10.6              MS SHARED RING PROTECTION (MSBSHR)
-----------------------------------------------------------------------------------------------------------------------------
           272.   Detection Criterion Signal Fail and Signal Degrade according to         Nc      Nc       Nc
                  Section 2.3 of ITU-T rec. G.783
-----------------------------------------------------------------------------------------------------------------------------
           273.   Switch-Over Completion Time LESS THAN 50ms                              Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           274.   Manual Switching via Management Interface                               Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           275.   Revertive Switching                                                     Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           276.   Configurable Wait Time to Restore                                       Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           277.   Maximum number of network elements in the ring                          Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           278.   It is possible to configure (unprotected) low priority traffic          Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
11                OPERATION AND MAINTENANCE
-----------------------------------------------------------------------------------------------------------------------------
11.1              GENERAL
-----------------------------------------------------------------------------------------------------------------------------
           279.   Event buffer                                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           280.   Heart Beat Function                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           281.   Re-boot function                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           282.   Real time clock function                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           283.   NSAP Address modification                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           284.   Local Software Download                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           285.   Remote Software Download                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           286.   Manager Decision Process for equipment access control                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           287.   Display of VC-4 Path Trace at HPT                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           288.   Display of VC-4 Signal Label at HPT                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           289.   Display of VC-4 Path Trace at HPOM                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           290.   Display of VC-4 Signal Label at HPOM                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           291.   Display of VC-3 Path Trace at LPT                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           292.   Display of VC-3 Signal Label at LPT                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           293.   Display of VC-3 Path Trace at LPOM                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           294.   Display of VC-3 Signal Label at LPOM                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           295.   Display of VC-12 Path Trace at LPT                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           296.   Display of VC-12 Signal Label at LPT                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           297.   Display of VC-12 Path Trace at LPOM                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           298.   Display of VC-12 Signal Label at LPOM                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           299.   Display of Optical Transmit Power Level                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------
11.2              LOGS
-----------------------------------------------------------------------------------------------------------------------------
           300.   Alarm / Status Log                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           301.   Performance Log                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           302.   Configuration  Log                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           303.   Access Control  Log                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
11.3              REDUNDANCY
-----------------------------------------------------------------------------------------------------------------------------
           304.   1:N Tributary Card Protection 2  Mbit/s                                 Nc      Nc       C
-----------------------------------------------------------------------------------------------------------------------------
           305.   1:N or 1+1  Tributary Card Protection 34 Mbit/s                         Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           306.   1:N or 1+1 Tributary Card Protection 45 Mbit/s                          Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           307.   1:N or 1+1 (electrical) Tributary Card Protection STM-1 G.703           Nc       C       C
-----------------------------------------------------------------------------------------------------------------------------
           308.   1+1 Protection of all Central Traffic Carrying Cards                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           309.   1+1 Protection of Clock System                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           310.   Duration LESS THAN 5s for card protection automatic switch over         C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE



-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
-----------------------------------------------------------------------------------------------------------------------------
11.4              EQUIPMENT TESTING FUNCTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           311.   Integrity Check of Configuration Data                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           312.   Integrity Check of System Software                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           313.   Configuration of Loop Back on port level on all PDH Interface Cards     C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           314.   VC-4 level Configuration of Loop Back on STM-1 el. i/f                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           315.   VC-4 level Configuration of Loop Back on all STM-4 opt. interfaces      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           316.   VC-3 level Configuration of Loop Back on all electrical SDH             C        C       C
                  Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
           317.   VC-3 level Configuration of Loop Back on all optical SDH Interface      C        C       C
                  Cards
-----------------------------------------------------------------------------------------------------------------------------
           318.   VC-12 level Configuration of Loop Back on all electrical SDH            C        C       C
                  Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
           319.   VC-12 level Configuration of Loop Back on all optical SDH Interface     C        C       C
                  Cards
-----------------------------------------------------------------------------------------------------------------------------
           320.   Configuration of Loop Back on the HPC functional block                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           321.   Configuration of Loop Back on the LPC functional block                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           322.   Test Access Interface on all electrical interfaces                      Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           323.   Test Access Interface on all optical interfaces                         Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------------
           324.   Optical Line Testing                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
11.5              INVENTORY DATA
-----------------------------------------------------------------------------------------------------------------------------
           325.   Electronic Label Read Access via Management Interfaces                  C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           326.   Automatic Electronic Label Upgrade                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           327.   Compatibility Check of Equipment Hardware Releases                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           328.   Compatibility Check of Equipment Firmware Releases                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           329.   Compatibility Check of Equipment Software Releases                      C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           330.   Compatibility Check of Equipment Software Releases to the               C        C       C
                  Management System
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
12                ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL COMPATIBILITY AND SAFETY
-----------------------------------------------------------------------------------------------------------------------------
12.1              CLIMATIC CONDITIONS
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           331.   Stationary Use Conditions acc. to prETS 300 019-2-3 Class T 3.2         Nc      Nc       Nc      09.331
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
12.2              ELECTROMAGNETIC COMPATIBILITY
-----------------------------------------------------------------------------------------------------------------------------
           332.   Compliance with EN 55022 class B                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           333.   Compliance with EN 50082                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
12.3              SAFETY REQUIREMENTS

-----------------------------------------------------------------------------------------------------------------------------
           334.   Compliance with EN 60950                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           335.   Compliance with IEC 825-1 and IEC 825-2                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
13                PHYSICAL DIMENSIONS
-----------------------------------------------------------------------------------------------------------------------------
           336.   Rack size according to ETSI 300 119, 600 mm x 300 mm                    C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           337.   System installation and h/w upgrade via front access possible           C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           338.   Number of racks in minimum configuration                                1        1       1
-----------------------------------------------------------------------------------------------------------------------------
           339.   Number of racks in maximum configuration                                1        1       1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
14                POWER SUPPLY
-----------------------------------------------------------------------------------------------------------------------------
           340.   Nominal input voltage -48V                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           341.   Minimum accepted input voltage                                          -38V     -38V    -38V
-----------------------------------------------------------------------------------------------------------------------------
           342.   Maximum accepted input voltage                                          -75V     -75V    -75V
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
15                AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------
           343.   The supplier shall provide MTBF figures for each functional unit of     IR       IR      IR       ANNEX 1
                  the offered equipment based on his statistical evaluations according to the template as attached in Annex 1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
16                POWER CONSUMPTION
-----------------------------------------------------------------------------------------------------------------------------
           344.   The supplier shall provide worst case power consumption figures for     IR       IR      IR       ANNEX 1
                  each functional unit of the offered equipment according to the template as attached in Annex 1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
17                SYSTEM MANUALS
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-----------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           345.   System Description in Hypertext Format on CD                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------
           346.   System O&M Manuals in Hypertext Format on CD                            C        C       C
-----------------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

2        REFERENCES

2.1      REFERENCES TO STANDARDS

----------------------------------------------------------------------------------------------------------------------
STANDARD             STATUS    DATE    TITLE
----------------------------------------------------------------------------------------------------------------------
CECC 86 275-80                 09/95   Detail Specification: Connector sets for optical fibres and cables Type
                                       LSH-HRL
----------------------------------------------------------------------------------------------------------------------
ITU-T G.703                    04/91   Physical/Electrical characteristics of Hierarchical Digital Interfaces
----------------------------------------------------------------------------------------------------------------------
ITU-T G.707                    1991    Synchronous digital hierarchy bit rates
----------------------------------------------------------------------------------------------------------------------
ITU-T G.782                    1994    Types and general characteristics of synchronous digital hierarchy (SDH)
                                       equipment
----------------------------------------------------------------------------------------------------------------------
ITU-T G.783                    1994    Characteristics of synchronous digital hierarchy/SDH) equipment functional blocks
----------------------------------------------------------------------------------------------------------------------
ITU-T G.813                    1996    Timing Characteristics of SDH equipment slave clocks.
----------------------------------------------------------------------------------------------------------------------
ITU-T G.825                    1993    The control of Jitter and Wander within Digital Networks which are based on synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------
ITU-T                                  G.826 11/93 Error performance parameters and objectives for International constant Bit Rate Digital Paths at or above the Primary Rate
----------------------------------------------------------------------------------------------------------------------
ITU-T G.841                    1995    Types and Characteristics of SDH Network Protection Architectures
----------------------------------------------------------------------------------------------------------------------
ITU-T G.957                    1993    Optical Interfaces and Systems relating to the synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ETS 300 019          pr        02/92   Environmental conditions and Environmental Tests for Telecommunications
                                       Equipment
                                       Part A:  Introduction and Terminology
                                       Part B:  classification of Environmental conditions
----------------------------------------------------------------------------------------------------------------------
ETS 300 119                            European Telecommunication Standard for Equipment Practice
                               03/93   Part 2:  Engineering Requirements for Racks
                               09/93   Part 3:  Engineering Requirements for Miscellaneous Racks and cabinets
                               09/93   Part 4:  Engineering Requirements for Subracks
----------------------------------------------------------------------------------------------------------------------
ETS 300 253                    01/95   Earthing and bonding of telecommunication equipment in telecommunication centres
----------------------------------------------------------------------------------------------------------------------
EN 41003                       1991    Particular safety requirements for equipment to be connected to telecommunication network
----------------------------------------------------------------------------------------------------------------------
EN 55022                       05/95   Grenzwerte und Mebverfahren fur Funkstorungen von Einrichtungen der
                                       Informationstechnik
----------------------------------------------------------------------------------------------------------------------
EN 50082                               Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                               12/94   Part 1:  Elektromagnetische  Vertraglichkeit - Fachgrundnorm
                                                Storfestigkeit - Teil 1: Wohnbereich, Geschafts - und
                                                Gewerbebereiche sowie Kleinbetriebe
                               02/96   Part 2:  Elektromagnetische Vertraglichkeit - Fachgrundnorm
                                                Starfestigkeit - Teil 2: Industriebereich
----------------------------------------------------------------------------------------------------------------------
DIN 47295                              HF-Steckverbindung 1,6/5,6: Wellenwiderstand 75 Ohm
----------------------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE



ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION


     The following tables list details of the power dissipation, weight, FITS and size for the TN-4XE equipment.

TABLE 8-1
SUBRACK KEY SPECIFICATION DETAILS

-------------------------------------------------------------------------------------------------------
        UNIT                 POWER             WEIGHT        FITS      EXTERNAM DIMENSIONS (MM)
   (SEE CHAPTER 4)        CONSUMPTION
-------------------------------------------------------------------------------------------------------
TN-4XE Mux              Maximum              18 kg (max.)     41     Height:
assembly                (full fit): 253 W    (unequipped)            550 mm (including fibretray)
NTEU70AA                                     20 kg (actual)          450 mm (excluding fibre tray)
                        Typical: 220 W                               An additional height of 50 mm if
                                                                     2 Mbit's tributary cabling is
                                                                     installed.
                                                                     Width:
                                                                     450 mm (excl. mounting flanges)
                                                                     Depth:
                                                                     280 mm (incl. doors/covers)
-------------------------------------------------------------------------------------------------------
Fan Tray                TBD                  TBD              TBD    Height:
NTEU55AA                                                             75 mm
-------------------------------------------------------------------------------------------------------

TABLE 8-2
AGGREGATE UNIT KEY SPECIFICATION DETAILS

-------------------------------------------------------------------------------------------------------
          UNIT                        POWER CONSUMPTION          WEIGHT          FITS          WIDTH
     (SEE CHAPTER 5)                                              (KG)                          (MM)
-------------------------------------------------------------------------------------------------------
STM-4 1310 nm short haul optical      Maximum: 40 W              1.875           2609           76.2
aggregate
NTEU20AA                              Typical: 36 W
-------------------------------------------------------------------------------------------------------
STM-4 1550 nm long haul optical       Maximum: 40 W              1.875           2690           76.2
aggregate
NTEU21AA                              Typical: 36 W
-------------------------------------------------------------------------------------------------------

                                with regard to TN-4XE / TN-16XE

-------------------------------------------------------------------------------------------------------
          UNIT                                   POWER                   WEIGHT      FITS      NOMINAL
     (SEE CHAPTER 6)                          CONSUMPTION                 (KG)                  WIDTH
                                                                                                 (MM)
-------------------------------------------------------------------------------------------------------
STM-1 optical dual-port tributary          Maximum: 20W                  1.250       2184      25.4
unit (1310 nm, short haul)
NTEU10AA                                   Typical: 17.5 W
-------------------------------------------------------------------------------------------------------
STM-10/140 Mbit/s tributary unit           Maximum: 20 W                 TBD         TBD       25.4
NTEU13AA
                                           Typical 17.5 W
-------------------------------------------------------------------------------------------------------
2 Mbit/s G.703 120 ohm tributary           Maximum: 20 W                 TBD         500       25.4
unit
NTEU12AA                                   Typical: 17.5 W
-------------------------------------------------------------------------------------------------------

TABLE 8-4
SERVICE INTERFACE MODULE (SIM) KEY DETAILS

-------------------------------------------------------------------------------------------------------
          UNIT                                   POWER                   WEIGHT      FITS       WIDTH
     (SEE CHAPTER 4)                          CONSUMPTION                 (KG)                  (MM)
-------------------------------------------------------------------------------------------------------
ETHERNET SIM PCB ASSEMBLY                        TBD                      TBD         28         25.4
NTEU6066
-------------------------------------------------------------------------------------------------------

TABLE 8-5
CONNECTOR PANEL KEY DETAILS

-------------------------------------------------------------------------------------------------------
          UNIT                                   POWER                   WEIGHT      FITS       WIDTH
     (SEE CHAPTER 4)                          CONSUMPTION                 (KG)                  (MM)
-------------------------------------------------------------------------------------------------------
End Of Shelf Upper                         Maximum: 5 W                  0.468       345        25.4
NTEU40AA
                                           Typical: 3 W
-------------------------------------------------------------------------------------------------------
End Of Shelf Lower                         Maximum: 8 W                  0.468       439        25.4
NTEU41AA
                                           Typical: 5 W
-------------------------------------------------------------------------------------------------------

TABLE 8-6
SPECIAL FUNCTION UNITS SPECIFICATION DETAILS

-------------------------------------------------------------------------------------------------------
        UNIT                            POWER             WEIGHT      FITS       EXTERNAL DIMENSIONS
   (SEE CHAPTER 7)                   CONSUMPTION                                        (MM)
-------------------------------------------------------------------------------------------------------
Engineering Orderwire               Maximum: 12 W           TBD        TBD        TBD
(EOW) card
NTEU43AA                            Typical: 8 W
-------------------------------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems      Reference No.: 09.331

                                           otel.o Document No.: ST-rfx-0009

                                           Chapter: 12

                                           Item No.: 331
------------------------------------------------------------------------------

------------------------------------------------------------------------------
1. Item of non compliance
------------------------------------------------------------------------------
Stationary Use Conditions acc. To prETS 300 019-2-3 Class T 3.2

------------------------------------------------------------------------------
2. Description of non compliance
------------------------------------------------------------------------------

OPERATIONAL AMBIENT TEMPERATURE

The TN-4XE can operate in the following operating environments as specified in ETS 300-019 class 3.1 (Temperature Controlled Locations) subject to the thermal management limitations specified above.

NON-OPERATIONAL AMBIENT TEMPERATURE

For storage and transportation, the equipment withstands non-operational temperatures between -40 and +70 DEG. C as specified in ETSI Standard ETS 300-019.

RELATIVE HUMIDITY

CONTINUOUS OPERATION

20 to 55% relative humidity or 3.6 kPa water vapor pressure, whichever is less, over the normal temperature range; no condensation. Temperature: +4.5 DEG. to +38 DEG. C.

SHORT-TERM OPERATION

Testing methodology IEC 68-2-56 Cb +30 DEG. C, 95% relative humidity.

NOTE: Short-term is defined to be no more than 72 consecutive hours and a total of not more than 15 days in one year.

EXCHANGE ENVIRONMENT

Normal operating environment 0 to +40 DEG. C
Exceptional operating environment -5 to +45 DEG. C

------------------------------------------------------------------------------
3. Proposed further Development:
------------------------------------------------------------------------------

   / / Compliant development planned until   / / T1   / / T2   / / after T2
   / / Further Development planned but not compliant with o.tel.o requirements / / No further development

------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems      Reference No.: 09.336

                                           otel.o Document No.: ST-rfx-0009

                                           Chapter: 3

                                           Item No.: 36, 43
------------------------------------------------------------------------------

------------------------------------------------------------------------------
1. Item of non compliance
------------------------------------------------------------------------------
Timing Source Priority Levels

------------------------------------------------------------------------------
2. Description of non compliance
------------------------------------------------------------------------------

Each of the selection circuits has a synchronization source hierarchy list. These contain up to four synchronization sources listed in order of selection preference. If the operator wishes to amend the hierarchy list all entries must be re-entered.

------------------------------------------------------------------------------
3. Proposed further Development:
------------------------------------------------------------------------------

   / / Compliant development planned until   / / T1   / / T2   / / after T2
   / / Further Development planned but not compliant with o.tel.o requirements / / No further development

------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
------------------------------------------------------------------------------
NO

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems      Reference No.: 09.448

                                           otel.o Document No.: ST-rfx-0009

                                           Chapter: 4

                                           Item No.: 48
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
1. Item of non compliance
-------------------------------------------------------------------------------
Access to F2 as transparent channel

-------------------------------------------------------------------------------
2. Description of non compliance
-------------------------------------------------------------------------------

Bytes F2 and F3 in the POH are reserved for use as 64 kbit/s user channels on a VC-3 or VC-4 path. Nortel Networks' SDH products are in accordance with ITU-T Recommendation. G.707 which specifies the requirements for the STM-N signals in terms of bit rates, frame structures and support for the overhead bytes provided therein. At the physical level, the position of the F2 byte in the STM-1 frames of Nortel Networks SDH equipment are in accordance with ITU-T Rec. G.707(1) and ETS 300 147 (Apr 97). Nortel Networks' SDH products do not currently process the F2 / F3 byte 64 kbit/s `user channel' of the VC-3 / VC-4 Path Overhead and hence this feature is not used in present applications. The Tx direction of the F2 and F3 bytes are set to all ones, and the Rx direction is ignored.

The F2 / F3 byte 64 kbit/s `user channel' feature may be introduced at a later date with a S/W upgrade.

------------------------------------------------------------------------------
3. Proposed further Development:
------------------------------------------------------------------------------

   / / Compliant development planned until   / / T1   / / T2   / / after T2
   / / Further Development planned but not compliant with o.tel.o requirements / / No further development

------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
------------------------------------------------------------------------------
NO

--------------------
(1) ITU-T G.707 (03/96) Recommendation is a merged revised version of Recommendation G.707, G708 and G.709 approved in 03/93.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems      Reference No.: 09.782

                                           otel.o Document No.: ST-rfx-0009

                                           Chapter: 7

                                           Item No.: 82, 83, 84
------------------------------------------------------------------------------

------------------------------------------------------------------------------
1. Item of non compliance
------------------------------------------------------------------------------
Performance Management for Tandem Connection

------------------------------------------------------------------------------
2. Description of non compliance
------------------------------------------------------------------------------

At the moment Performance Monitoring is executed at the termination points of the relevant services. Hence it's possible to determine the QoS for the whole connection.

------------------------------------------------------------------------------
3. Proposed further Development:
------------------------------------------------------------------------------

   / / Compliant development planned until   / / T1   / / T2   / / after T2
   / / Further Development planned but not compliant with o.tel.o requirements / / No further development

------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
------------------------------------------------------------------------------

                                    With regard to TN-4XE


                                    SYSTEM FEATURE DESCRIPTION TM-N/1
                          ------------------------------------------------------

ID                        ST-RFX-0010
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

                          ------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung


FILENAME                  System Feature Description TM-N-1-10

                          ------------------------------------------------------

DESCRIPTION               This document lists the features of the TM-N/1
                          Equipment, wheras N=1, 4

                          The equipment shall mainly be applied as SDH trail or connection terminating mux at customer premises.

                          ------------------------------------------------------

CHANGE LOG                1.0 / APPROVED / 09/04/99 / J. Gimmler

--------------------------------------------------------------------------------


                                    With regard to TN-4XE


1        REQUESTED FEATURES
-------------------------------------------------------------------------------------------------------------

           NO.    ITEM                                                                   SOC      SOC     SOC     REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------
1                 INTERFACE TYPES
-------------------------------------------------------------------------------------------------------------
1.1               TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------
           1.     2 Mbit/s G.703                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           2.     2 Mbit/s G.704 frame monitoring option on incoming traffic              C        C       C
-----------------------------------------------------------------------------------------------------------------------
           3.     2 Mbit/s, retiming 250 us buffer
           4.     34 Mbit/s G.703                                                         Nc       C       C
-----------------------------------------------------------------------------------------------------------------------
           5.     45 Mbit/s G.703                                                         Nc       C       C
-----------------------------------------------------------------------------------------------------------------------
           6.     STM-1 G.703                                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           7.     S-1.1                                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
1.2               AGGREGATE INTERFACES
           8.     STM-1 G.703                                                             Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------
           9.     S-1.1                                                                   Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------
           10.    L-1.1                                                                   Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------
           11.    S-4.1                                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           12.    L-4.1                                                                   Nc      Nc       Nc    10.112
1.3               EQUIPPING OF INTERFACES
-----------------------------------------------------------------------------------------------------------------------
1.3.1             TRIBUTARY INTERFACES
-----------------------------------------------------------------------------------------------------------------------
           13.     Up to LESS THAN t.b.d. GREATER THAN electrical 2 Mbit/s ports         252      252     252
                   can be equipped
-----------------------------------------------------------------------------------------------------------------------
           14.     Up to LESS THAN t.b.d. GREATER THAN electrical 34 Mbit/s               24      24       24
                   ports can be equipped
-----------------------------------------------------------------------------------------------------------------------
           15.     Up to LESS THAN t.b.d. GREATER THAN electrical 45 Mbit/s               24      24       24
                   ports can be equipped
-----------------------------------------------------------------------------------------------------------------------
           16.     Up to LESS THAN t.b.d. GREATER THAN el. 155 Mbit/s ports can           8        8       8
                   be equipped
-----------------------------------------------------------------------------------------------------------------------

2                 CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------
2.1               CONNECTION TYPES
-----------------------------------------------------------------------------------------------------------------------
           17.    Bi-directional Connections on VC-12 level                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           18.    Bi-directional Connections on VC-3 level                                C        C       C
-----------------------------------------------------------------------------------------------------------------------
           19.    Bi-directional Connections on VC-4 level                                C        C       C
-----------------------------------------------------------------------------------------------------------------------
           20.    Bi-directional Connections of contiguously concatenated  VC-4           Nc       C       C
                  (VC-4-4c)
-----------------------------------------------------------------------------------------------------------------------
2.2               QUANTITATIVE REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------
2.2.1             HIGHER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------

           21.     HO termination of LESS THAN t.b.d. GREATER THAN * VC-4                 IR      IR       IR       10.2
                   equivalents from aggregate
-----------------------------------------------------------------------------------------------------------------------
           22.     HO add/drop of LESS THAN t.b.d. GREATER THAN * VC-4                    4        4       4        10.2
                   equivalents from aggregate west
\-----------------------------------------------------------------------------------------------------------------------
           23.     HO add/drop of LESS THAN t.b.d. GREATER THAN * VC-4                    4        4       4        10.2
                   equivalents from aggregate west
-----------------------------------------------------------------------------------------------------------------------
2.2.2             LOWER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------
           24.     LO termination of LESS THAN t.b.d. GREATER THAN * VC-4                 IR      IR       IR       10.2
                   equivalents from aggregate
-----------------------------------------------------------------------------------------------------------------------
           25.     LO add/drop of LESS THAN t.b.d. GREATER THAN * VC-4                    4        4       4        10.2
                   equivalents from aggregate west
-----------------------------------------------------------------------------------------------------------------------


                                    With regard to TN-4XE


           26.    LO add/drop of LESS THAN t.b.d. GREATER THAN * VC-4                     4        4       4        10.2
                  equivalents from aggregate west
-----------------------------------------------------------------------------------------------------------------------

3                 SYNCHRONISATION
-----------------------------------------------------------------------------------------------------------------------
3.1               INTERNAL EQUIPMENT TIMING
-----------------------------------------------------------------------------------------------------------------------
3.1.1             TIMING SOURCES
-----------------------------------------------------------------------------------------------------------------------
           27.    STM-N timing                                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------
           28.    2048 kHz timing                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           29.    Internal Oscillator acc. to G.813                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
3.1.2             TIMING SOURCE QUALITY LEVELS
           30.    STM-N Timing at all SDH i/fs (Timing Marker Support)                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           31.    2048 kHz timing, fixed to G.811 quality                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           32.    2048 kHz timing, configurable timing source quality                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
3.1.3             TIMING SOURCE PRIORITY LEVELS
           33.    Priority List of (at least 6 entries)                                   Nc      Nc       Nc    10.333
-----------------------------------------------------------------------------------------------------------------------
3.1.4             SELECTION ALGORITHMS
           34.    Autonomous Timing Source Selection                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------
           35.    Manual Timing Source Selection                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
3.2               EXTERNAL  TIMING OUTPUT (T4)
-----------------------------------------------------------------------------------------------------------------------
3.2.1             TIMING  OUTPUT PORT
-----------------------------------------------------------------------------------------------------------------------
           36.    One 2048 kHz timing output port                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           37.    Configurable timing output squelch function                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
3.2.2             TIMING SOURCES
           38.    STM-N  timing                                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
3.2.3             TIMING SOURCE QUALITY LEVELS
           39.    STM-N Timing (Timing Marker Support)                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
3.2.4             TIMING SOURCE PRIORITY LEVELS
           40.    Priority List (at least 7 entries)                                      Nc      Nc       Nc    10.333
-----------------------------------------------------------------------------------------------------------------------
3.2.5             SELECTION ALGORITHMS
           41.    Autonomous timing source selection                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------
           42.    Manual Timing Source selection                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------

4                 MANAGEMENT COMMUNICATION
-----------------------------------------------------------------------------------------------------------------------
4.1               COMMUNICATION INTERFACES
-----------------------------------------------------------------------------------------------------------------------
           43.    F- Interface   (RS 232)                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           44.    Q I/F (Ethernet)                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
           45.    Q- interface as gateway to the EMS                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------
           46.    Qecc via any ECCR  on optical  interfaces                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           47.    Qecc via any ECCM on optical  interfaces                                C        C       C
-----------------------------------------------------------------------------------------------------------------------
           48.    Qecc via any ECCR  on electrical  interfaces                            C        C       C
-----------------------------------------------------------------------------------------------------------------------
           49.    Qecc via any ECCM on electrical  interfaces                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           50.    Qecc Routing (level 2 IS-IS acc. to ISO 10589-8473)                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           51.    Domain Partitioning Repair function
           52.    Definition of Manual Adjacencies (NSAP of dedicated NE)                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           53.    Manual definition of reachable addresses (set address prefix)           C        C       C
-----------------------------------------------------------------------------------------------------------------------

           54.    ECC can be inserted / extracted to/from VC-4 POH Byte                   C        C       C
                  (Application: for transparent transmission of ECC via other
-----------------------------------------------------------------------------------------------------------------------
                  operator's SDH network)
           55.    F2 Byte can be inserted / extracted via V.11 Interface                  Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------
                  (Application: for transparent transmission of ECC via
                  bridge and other operator's SDH network)
4.2               O & M INTERFACES
-----------------------------------------------------------------------------------------------------------------------
           56.    8 x Remote Control Inputs                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           57.    Remote Control Outputs                                                  Nc      Nc       Nc
-----------------------------------------------------------------------------------------------------------------------
           58.    Card LED support                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
           59.    Subrack LED support                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           60.    Rack Alarm support                                                      C        C       C
-----------------------------------------------------------------------------------------------------------------------
5                 PERFORMANCE MANAGEMENT
           61.    Performance History Data Collection (ES, SES and UAT) ...               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           62.    at any MST                                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------
           63.    at any RST                                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------
           64.    at any VC-4 TTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           65.    at any VC-3 TTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           66.    at any VC-12 TTP                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
           67.    at any AU-4 CTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           68.    at any VC-3 CTP                                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           69.    at any VC-12 CTP                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
           70.    for any AU-4 Tandem Connection                                          Nc      Nc       Nc    10.570
-----------------------------------------------------------------------------------------------------------------------
           71.    for any TU-3 Tandem Connection                                          Nc      Nc       Nc    10.570
-----------------------------------------------------------------------------------------------------------------------
           72.    for any TU-12 Tandem Connection                                         Nc      Nc       Nc    10.570
-----------------------------------------------------------------------------------------------------------------------
           73.    from remote TTPs based on FEBE evaluation                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           74.    Threshold Crossing Notification                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
6                 FAULT AND STATUS MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
6.1               DETECTED ANOMALIES, DEFECTS AND CONSEQUENT ACTIONS
-----------------------------------------------------------------------------------------------------------------------
6.1.1             ALL SYNCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------
           75.    Detection of Transmit Fail on any optical STM-N interface               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           76.    Detection of Laser Shutdown on any optical interface                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           77.    Detection of disabled ALS on any optical interface                      C        C       C
-----------------------------------------------------------------------------------------------------------------------
           78.    Detection of Optical Source Power High on any optical interface         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           79.    Detection of LOS, LOS status change hysteresis                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           80.    Insertion of AIS upon detection of LOS                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.2             ALL REGENERATOR SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------
           81.    Detection of OOF                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
           82.    Detection of LOF                                                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
           83.    Insertion of AIS upon persisting LOF detection                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           84.    Detection of RS EBER (10E-3) based on  B1 BIP-8 parity calculation      C        C       C
-----------------------------------------------------------------------------------------------------------------------


                                    With regard to TN-4XE


6.1.3             ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------
           85.    Detection of MS-AIS                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           86.    Insertion of all 1 upon detection of MS-AIS                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           87.    Detection of Signal Degrade                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           88.    Detection of MS-EBER (10E-3) upon B2 BIP-24 parity error
                  calculation                                                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           89.    Insertion of AIS and FERF upon detection of MS-AIS                      C        C       C
-----------------------------------------------------------------------------------------------------------------------
           90.    Detection of FERF                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
           91.    Insertion of MS-FEBE based on detection of B2 parity calculations       C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.4             ALL MULTIPLEX SECTION ADAPTATION POINTS
-----------------------------------------------------------------------------------------------------------------------
           92.    Detection  of AU-LOP                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           93.    Detection of AU-AIS                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           94.    Detection of Number of AU-Pointer Justification Events                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
           95.    Insertion of AU-AIS upon receive of all 1                               C        C       C
-----------------------------------------------------------------------------------------------------------------------

                                    With regard to TN-4XE



6.1.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-----------------------------------------------------------------------------------------------------------------------
           96.    Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           97.    Detection of HP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           98.    Detection of HP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           99.    Detection of HP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           100.   Detection of HP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           101.   Detection of B3- EBER (10E-3)                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.6             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-----------------------------------------------------------------------------------------------------------------------
           102.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           103.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           104.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           105.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           106.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           107.   Detection of EBER                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.7             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-12)
-----------------------------------------------------------------------------------------------------------------------
           108.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           109.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           110.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           111.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           112.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           113.   Detection of EBER                                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.8             ALL HIGH ORDER PATH TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------
           114.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           115.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           116.   Detection of HP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           117.   Detection of HP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           118.   Insertion of AIS and HP-FERF upon detection of HP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------


                                    With regard to TN-4XE


           119.   Detection of HP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           120.   Insertion of AIS and HP-FERF upon detection of HP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           121.   Detection of HP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           122.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.9             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-----------------------------------------------------------------------------------------------------------------------
           123.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           124.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           125.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           126.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           127.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           128.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           129.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           130.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           131.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.10            ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-----------------------------------------------------------------------------------------------------------------------
           132.   Detection of Path AIS upon receive of all 1                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           133.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           134.   Detection of LP-Trace Invalid                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           135.   Detection of LP-TIM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           136.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           137.   Detection of LP-SLM                                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           138.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           139.   Detection of LP-FERF                                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           140.   Detection of EBER (10E-3)                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.11            ALL PLESIOCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------


                                    With regard to TN-4XE


           141.   Detection of Trib.-AIS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
           142.   Detection of Trib.-LOS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
           143.   Detection of Trib.-LOF                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
           144.   Insertion of AIS upon detection of Trib.-AIS, Trib.-LOS, Trib.-LOF      C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.12            SETS AND SETPI
           145.   Detection of Sync. Source Fail                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           146.   Detection of SETG - Hold                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------
           147.   Detection of SETG - Out of Lock                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           148.   Detection of SETG - Fail                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------
           149.   Detection of Sync. Degrade                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------
           150.   Detection of Excessive Sync. Degrade                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           151.   T4 Squelch upon detection of Excessive Sync. Degrade
           152.   Detection of Sync. Source Threshold Crossing                            C        C       C
-----------------------------------------------------------------------------------------------------------------------
           153.   Detection of Sync. LOS                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.13            MANAGEMENT COMMUNICATION FUNCTION
           154.   Detection of Remote Control Input Active                                C        C       C
-----------------------------------------------------------------------------------------------------------------------
           155.   Detection of RS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           156.   Detection of MS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.1.14            SYSTEMS MANAGEMENT FUNCTION
           157.   Detection of Secondary Power Fail                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
           158.   Detection of Primary Power Fail                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           159.   Detection of Re-Boot Fail                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           160.   Detection of Configuration Data Integrity Check Failure                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           161.   Detection of System Software Integrity Check Failure                    C        C       C
-----------------------------------------------------------------------------------------------------------------------

                                    With regard to TN-4XE


           162.   Detection of Network Element Controller Fail                            C        C       C
\-----------------------------------------------------------------------------------------------------------------------
           163.   Detection of Card Protection Switch Failure                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
           164.   Detection of Card Out                                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           165.   Detection of Card Fail (upon detection of internal parity
                  mismatch etc.)                                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           166.   Detection of Wrong Card                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           167.   Network Protection Switch Failure                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.2               STATUS EVENTS
-----------------------------------------------------------------------------------------------------------------------
           168.   Configuration Data Integrity Fail                                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
           169.   System Software Integrity Fail                                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           170.   Laser Restart for Test                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
           171.   Synchronous Equipment Timing Generator A/B active                       C        C       C
-----------------------------------------------------------------------------------------------------------------------
           172.   Synchronisation Source Quality Change                                   C        C       C
-----------------------------------------------------------------------------------------------------------------------
           173.   Synchronisation Source Switch Event                                     C        C       C
-----------------------------------------------------------------------------------------------------------------------
           174.   External Synchronisation Output Squelched                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           175.   Section Layer Protection Switch Active                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
           176.   Network Protection Switch Event                                         C        C       C
-----------------------------------------------------------------------------------------------------------------------
           177.   Card Protection Switch Active                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           178.   Fault / Status Log Capacity Exceeded                                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           179.   Configuration Data Transaction Log Capacity Exceeded                    C        C       C
-----------------------------------------------------------------------------------------------------------------------
           180.   Performance Monitoring Log Capacity Exceeded                            C        C       C
-----------------------------------------------------------------------------------------------------------------------
           181.   Access  Log Capacity Exceeded                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           182.   Software Download in Progress                                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           183.   Software Download Failure                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           184.   Software Download Failure - Retry in Progress                           C        C       C
-----------------------------------------------------------------------------------------------------------------------
           185.   Software Download Complete                                              C        C       C
-----------------------------------------------------------------------------------------------------------------------

                                    With regard to TN-4XE


           186.   Card Restoration Complete                                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           187.   Re-Boot Restoration Complete                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------
           188.   Electronic Label Update                                                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
6.3               ALARM EVENT HANDLING
-----------------------------------------------------------------------------------------------------------------------
           189.   Alarm Persistence Filter (filtering of toggling alarms)                 C        C       C
-----------------------------------------------------------------------------------------------------------------------
           190.   Alarm Correlation Filter (F3 filter, suppression of consequent          C        C       C
                  alarms)
-----------------------------------------------------------------------------------------------------------------------
           191.   Alarm Inversion Facility                                                C        C       C
-----------------------------------------------------------------------------------------------------------------------
           192.   Performance of the alarm throughput > 10 alarms per second              C        C       C
-----------------------------------------------------------------------------------------------------------------------
           193.   It is possible to block/unblock each single traffic relevant alarm      C        C       C
                  per port
-----------------------------------------------------------------------------------------------------------------------
           194.   It is possible to block/unblock each single traffic relevant alarm      C        C       C
                  group per card
-----------------------------------------------------------------------------------------------------------------------
           195.   It is possible to block/unblock each single traffic relevant alarm      C        C       C
                  group per NE
-----------------------------------------------------------------------------------------------------------------------
           196.   Indication of Alarm Event Forwarding Suppression per functional         C        C       C
                  unit (e.g. Regenerator Section ...)
-----------------------------------------------------------------------------------------------------------------------
7                 CONFIGURATION MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
7.1               GENERAL
-----------------------------------------------------------------------------------------------------------------------
           197.   Upload of Configuration Data - on single command                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
           198.   Upload of Configuration Data - on bulk command                          C        C       C
-----------------------------------------------------------------------------------------------------------------------
           199.   Download of Configuration Data - on bulk command                        C        C       C
-----------------------------------------------------------------------------------------------------------------------
7.2               CONFIGURATION OF FUNCTIONAL BLOCKS
-----------------------------------------------------------------------------------------------------------------------
7.2.1             ALL SYNCHRONOUS OPTICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------
           200.   Enable / Disable Automatic Laser Shutdown                               C        C       C
-----------------------------------------------------------------------------------------------------------------------
           201.   Enable / Disable Laser                                                  C        C       C
-----------------------------------------------------------------------------------------------------------------------
           202.   Enable Laser for Test Purposes  (2s  / 90s)                             C        C       C
-----------------------------------------------------------------------------------------------------------------------
7.2.2             ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------
           203.   Set Threshold Signal Degrade                                            C        C       C
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                       With regard to TN-4XE
--------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SoC      SoC     SoC     Ref. No.
                                                                                         T1        T2     T3
--------------------------------------------------------------------------------------------------------------------------
           204.   Set Threshold B2-EBER                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
7.2.3             ALL REGENERATOR SECTION TERMINATION POINTS
--------------------------------------------------------------------------------------------------------------------------
           205.   Set Threshold B1-EBER                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
7.2.4             ALL HIGH ORDER PATH TERMINATION POINTS
--------------------------------------------------------------------------------------------------------------------------
           206.   Set Threshold B3-EBER                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           207.   Set Threshold HP-FEBE                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           208.   Enable / Disable consequent actions from detection of HP-TIM (per       C        C       C
                  Path)
--------------------------------------------------------------------------------------------------------------------------
           209.   Enable / Disable consequent actions from detection of HP-SLM (per       C        C       C
                  Path)
--------------------------------------------------------------------------------------------------------------------------
           210.   Set expected Signal Label (per Path)                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           211.   Set expected Path Trace (per Path)                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
7.2.5             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
--------------------------------------------------------------------------------------------------------------------------
           212.   Set Threshold EBER                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           213.   Set Threshold LP-FEBE                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           214.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
--------------------------------------------------------------------------------------------------------------------------
           215.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
--------------------------------------------------------------------------------------------------------------------------
           216.   Set expected Signal Label (per Path)                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           217.   Set expected Path Trace (per Path)                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
7.2.6             ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
--------------------------------------------------------------------------------------------------------------------------
           218.   Set Threshold EBER                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           219.   Set Threshold LP-FEBE                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           220.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
--------------------------------------------------------------------------------------------------------------------------
           221.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
--------------------------------------------------------------------------------------------------------------------------
           222.   Set expected Signal Label (per Path)                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           223.   Set expected Path Trace (per Path)                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                       With regard to TN-4XE
--------------------------------------------------------------------------------------------------------------------------
7.2.7             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
--------------------------------------------------------------------------------------------------------------------------
           224.   Set Threshold B3-EBER                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           225.   Set Threshold HP-FEBE                                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           226.   Set expected Signal Label (per Path)                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           227.   Set expected Path Trace (per Path)                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
7.2.8             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
--------------------------------------------------------------------------------------------------------------------------
           228.   Set Threshold EBER                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           229.   Set Threshold FEBE                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           230.   Set expected Signal Label (per Path)                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           231.   Set expected Path Trace (per Path)                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
7.2.9             ALL HIGH ORDER CONNECTION SUPERVISION POINTS (TU-12)
--------------------------------------------------------------------------------------------------------------------------
           232.   Set Threshold EBER                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           233.   Set Threshold FEBE                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           234.   Set expected Signal Label (per Path)                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           235.   Set expected Path Trace (per Path)                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
8                 NETWORK PROTECTION
--------------------------------------------------------------------------------------------------------------------------
8.1               HIGHER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I)
--------------------------------------------------------------------------------------------------------------------------
           236.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        C        C       C
--------------------------------------------------------------------------------------------------------------------------
           237.   Switch-Over Completion Time  LESS THAN100ms                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
           238.   Configurable Hold-Off Time                                              C        C       C
--------------------------------------------------------------------------------------------------------------------------
           239.   Enable / Disable Automatic Switching                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           240.   Manual Switching via Management Interface                               C        C       C
--------------------------------------------------------------------------------------------------------------------------
           241.   Configurable Wait Time to Restore                                       C        C       C
--------------------------------------------------------------------------------------------------------------------------
8.2               LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-3)
--------------------------------------------------------------------------------------------------------------------------
                                       With regard to TN-4XE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
           242.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
--------------------------------------------------------------------------------------------------------------------------
           243.   Switch-Over Completion Time  LESS THAN300ms                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
           244.   Configurable Hold-Off Time                                              C        C       C
--------------------------------------------------------------------------------------------------------------------------
           245.   Enable / Disable Automatic Switching                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           246.   Manual Switching via Management Interface                               C        C       C
--------------------------------------------------------------------------------------------------------------------------
           247.   Configurable Wait Time to Restore                                       C        C       C
--------------------------------------------------------------------------------------------------------------------------
8.3               LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-12)
--------------------------------------------------------------------------------------------------------------------------
           248.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
--------------------------------------------------------------------------------------------------------------------------
           249.   Switch-Over Completion Time  LESS THAN300ms                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
           250.   Configurable Hold-Off Time                                              C        C       C
--------------------------------------------------------------------------------------------------------------------------
           251.   Enable / Disable Automatic Switching                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           252.   Manual Switching via Management Interface                               C        C       C
--------------------------------------------------------------------------------------------------------------------------
           253.   Configurable Wait Time to Restore                                       C        C       C
--------------------------------------------------------------------------------------------------------------------------
9                 OPERATION AND MAINTENANCE
--------------------------------------------------------------------------------------------------------------------------
9.1               GENERAL
--------------------------------------------------------------------------------------------------------------------------
           254.   Event buffer                                                            C        C       C
--------------------------------------------------------------------------------------------------------------------------
           255.   Heart Beat Function                                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
           256.   Re-boot function                                                        C        C       C
--------------------------------------------------------------------------------------------------------------------------
           257.   Real time clock function                                                C        C       C
--------------------------------------------------------------------------------------------------------------------------
           258.   NSAP Address modification                                               C        C       C
--------------------------------------------------------------------------------------------------------------------------
           259.   Local Software Download                                                 C        C       C
--------------------------------------------------------------------------------------------------------------------------
           260.   Remote Software Download                                                C        C       C
V--------------------------------------------------------------------------------------------------------------------------
           261.   Manager Decision Process for equipment access control                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           262.   Display of VC-4 Path Trace at HPT                                       C        C       C
--------------------------------------------------------------------------------------------------------------------------
           263.   Display of VC-4 Signal Label at HPT                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
                                       With regard to TN-4XE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
           264.   Display of VC-4 Path Trace at HPOM                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           265.   Display of VC-4 Signal Label at HPOM                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           266.   Display of VC-3 Path Trace at LPT                                       C        C       C
--------------------------------------------------------------------------------------------------------------------------
           267.   Display of VC-3 Signal Label at LPT                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
           268.   Display of VC-3 Path Trace at LPOM                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           269.   Display of VC-3 Signal Label at LPOM                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           270.   Display of VC-12 Path Trace at LPT                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           271.   Display of VC-12 Signal Label at LPT                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           272.   Display of VC-12 Path Trace at LPOM                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
           273.   Display of VC-12 Signal Label at LPOM                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           274.   Display of Optical Transmit Power Level                                 C        C       C
--------------------------------------------------------------------------------------------------------------------------
9.2               LOGS
--------------------------------------------------------------------------------------------------------------------------
           275.   Alarm / Status Log                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           276.   Performance Log                                                         C        C       C
--------------------------------------------------------------------------------------------------------------------------
           277.   Configuration  Log                                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           278.   Access Control  Log                                                     C        C       C
--------------------------------------------------------------------------------------------------------------------------
9.3               REDUNDANCY
--------------------------------------------------------------------------------------------------------------------------
           279.   1:N Tributary Card Protection 2 Mbit/s                                  NC      NC       C
--------------------------------------------------------------------------------------------------------------------------
           280.   1:N or 1+1  Tributary Card Protection 34 Mbit/s                         NC       C       C
--------------------------------------------------------------------------------------------------------------------------
           281.   1:N or 1+1 Tributary Card Protection 45 Mbit/s                          NC       C       C
--------------------------------------------------------------------------------------------------------------------------
           282.   1:N or 1+1 (electrical) Tributary Card Protection  STM-1 G.703          NC       C       C
--------------------------------------------------------------------------------------------------------------------------
           283.   1+1 Protection of Clock System                                          C        C       C
--------------------------------------------------------------------------------------------------------------------------
           284.   Duration  LESS THAN5s for card protection automatic switch over                 C        C       C
--------------------------------------------------------------------------------------------------------------------------

                                       With regard to TN-4XE

--------------------------------------------------------------------------------------------------------------------------
9.4               EQUIPMENT TESTING FUNCTIONS
--------------------------------------------------------------------------------------------------------------------------
           285.   Integrity Check of Configuration Data                                   C        C       C
--------------------------------------------------------------------------------------------------------------------------
           286.   Integrity Check of System Software                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           287.   Configuration of Loop Back on port level on all PDH Interface Cards     C        C       C
--------------------------------------------------------------------------------------------------------------------------
           288.   VC-4 level Configuration of Loop Back on STM-1 el. i/f                  C        C       C
--------------------------------------------------------------------------------------------------------------------------
           289.   VC-4 level Configuration of Loop Back on all STM-4 opt. Interfaces      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           290.   VC-3 level Configuration of Loop Back on all electrical SDH             C        C       C
                  Interface Cards
--------------------------------------------------------------------------------------------------------------------------
           291.   VC-3 level Configuration of Loop Back on all optical SDH Interface      C        C       C
                  Cards
--------------------------------------------------------------------------------------------------------------------------
           292.   VC-12 level Configuration of Loop Back on all electrical SDH            C        C       C
                  Interface Cards
--------------------------------------------------------------------------------------------------------------------------
           293.   VC-12 level Configuration of Loop Back on all optical SDH Interface     C        C       C
                  Cards
--------------------------------------------------------------------------------------------------------------------------
           294.   Configuration of Loop Back on the HPC functional block                  C        C       C
--------------------------------------------------------------------------------------------------------------------------
           295.   Configuration of Loop Back on the LPC functional block                  C        C       C
--------------------------------------------------------------------------------------------------------------------------
           296.   Test Access Interface on all electrical interfaces                      NC      NC       NC
--------------------------------------------------------------------------------------------------------------------------
           297.   Test Access Interface on all optical interfaces                         NC      NC       NC
--------------------------------------------------------------------------------------------------------------------------
           298.   Optical Line Testing                                                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
9.5               INVENTORY DATA
--------------------------------------------------------------------------------------------------------------------------
           299.   Electronic Label Read Access via Management Interfaces                  C        C       C
--------------------------------------------------------------------------------------------------------------------------
           300.   Automatic Electronic Label Upgrade                                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           301.   Compatibility Check of Equipment Hardware Releases                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           302.   Compatibility Check of Equipment Firmware Releases                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           303.   Compatibility Check of Equipment Software Releases                      C        C       C
--------------------------------------------------------------------------------------------------------------------------
           304.   Compatibility Check of Equipment Software Releases to the               C        C       C
                  Management System
--------------------------------------------------------------------------------------------------------------------------
10                ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL COMPATIBILITY AND SAFETY
--------------------------------------------------------------------------------------------------------------------------
10.1              CLIMATIC CONDITIONS

                                       With regard to TN-4XE

--------------------------------------------------------------------------------------------------------------------------
           305.   Stationary Use Conditions acc. to prETS 300 019-2-3 Class T 3.2         NC      NC    NC       10.10305
--------------------------------------------------------------------------------------------------------------------------
10.2              ELECTROMAGNETIC COMPATIBILITY
           306.   Compliance with EN 55022 class B                                        C        C       C
--------------------------------------------------------------------------------------------------------------------------
           307.   Compliance with EN 50082                                                C        C       C
--------------------------------------------------------------------------------------------------------------------------
10.3              SAFETY REQUIREMENTS
--------------------------------------------------------------------------------------------------------------------------
           308.   Compliance with EN 60950                                                C        C       C
--------------------------------------------------------------------------------------------------------------------------
           309.   Compliance with IEC 825-1 and IEC 825-2                                 C        C       C
--------------------------------------------------------------------------------------------------------------------------
11                PHYSICAL CONSTRUCTION
--------------------------------------------------------------------------------------------------------------------------
           310.   Rack size according to ETSI 300 119, 600 mm x 300 mm                    C        C       C
--------------------------------------------------------------------------------------------------------------------------
           311.   Wall mountable version                                                  NC      NC       NC
--------------------------------------------------------------------------------------------------------------------------
           312.   System upgrade or modification can be done without rear access          C        C       C
--------------------------------------------------------------------------------------------------------------------------
12                POWER SUPPLY
           313.   Nominal input voltage -48V                                              C        C       C
--------------------------------------------------------------------------------------------------------------------------
           314.   Minimum accepted input voltage                                       -38V     -38V    -38V
--------------------------------------------------------------------------------------------------------------------------
           315.   Maximum accepted input voltage                                       -75V     -75V    -75V
--------------------------------------------------------------------------------------------------------------------------
13                AVAILABILITY
--------------------------------------------------------------------------------------------------------------------------
           316.   The supplier shall provide MTBF figures for each functional unit of  IR       IR      IR       ANNEX 1
                  the offered equipment based on his statistical evaluations according to the template as attached in Annex 1
--------------------------------------------------------------------------------------------------------------------------
14                POWER CONSUMPTION
--------------------------------------------------------------------------------------------------------------------------
           317.   The supplier shall provide worst case power consumption figures for  IR       IR      IR       ANNEX 1
                  each functional unit of the offered equipment according to the template as attached in Annex 1
--------------------------------------------------------------------------------------------------------------------------
15                SYSTEM MANUALS

           318.   System Description in Hypertext Format on CD                            C        C       C
--------------------------------------------------------------------------------------------------------------------------
           319.   System O&M Manuals in Hypertext Format on CD                            C        C       C
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             With regard to TN-4XE

2        REFERENCES

2.1      REFERENCES TO STANDARDS

--------------------------------------------------------------------------------------------------------------------------
STANDARD             STATUS    DATE    TITLE
--------------------------------------------------------------------------------------------------------------------------
CECC 86 275-80                 09/95   Detail  Specification:  Connector  sets for  optical  fibres and  cables  Type
                                       LSH-HRL
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.703                    04/91   Physical/Electrical characteristics of Hierarchical Digital Interfaces
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.707                    1991    Synchronous digital hierarchy bit rates
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.782                    1994    Types and general  characteristics  of  synchronous  digital  hierarchy  (SDH)
                                       equipment
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.783                    1994    Characteristics  of synchronous  digital hierarchy /SDH) equipment  functional blocks
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.813                    1996    Timing Characteristics of SDH equipment slave clocks.
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.825                    1993    The control of Jitter and Wander within  Digital  Networks  which are based on synchronous digital hierarchy
--------------------------------------------------------------------------------------------------------------------------
ITU-T                                  G.826 11/93 Error performance parameters
                                       and objectives for International constant
                                       Bit Rate Digital Paths at or above the
                                       Primary Rate
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.841                    1995    Types and Characteristics of SDH Network Protection Architectures
--------------------------------------------------------------------------------------------------------------------------
ITU-T G.957                    1993    Optical Interfaces and Systems relating to the synchronous digital hierarchy
--------------------------------------------------------------------------------------------------------------------------
ETS 300 019          pr        02/92   Environmental   conditions  and  Environmental  Tests  for  Telecommunications
                                       Equipment
                                       Part A:  Introduction and Terminology
                                       Part B:  classification of Environmental conditions
--------------------------------------------------------------------------------------------------------------------------
ETS 300 119                            European Telecommunication Standard for Equipment Practice
                               03/93   Part 2:  Engineering Requirements for Racks
                               09/93   Part 3:  Engineering Requirements for Miscellaneous Racks and cabinets
                               09/93   Part 4:  Engineering Requirements for Subracks
--------------------------------------------------------------------------------------------------------------------------
ETS 300 253                    01/95   Earthing  and  bonding of  telecommunication  equipment  in  telecommunication centres
--------------------------------------------------------------------------------------------------------------------------
EN 41003                       1991    Particular safety requirements for equipment to be connected to telecommunication network
--------------------------------------------------------------------------------------------------------------------------
EN 55022                       05/95   Grenzwerte  und  Me(beta)verfahren  fur   Funkstorungen   von   Einrichtungen   der
                                       Informationstechnik
--------------------------------------------------------------------------------------------------------------------------
EN 50082                               Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                               12/94   Part 1:  Elektromagnetische  Vertraglichkeit - Fachgrundnorm  Storfestigkeit -
                                       Teil 1: Wohnbereich, Geschafts- und
                                                Gewerbebereiche owie Kleinbetriebe
                               02/96   Part 2:  Elektromagnetische  Vertraglichkeit - Fachgrundnorm  Storfestigkeit -
                                       Teil 2: Industriebereich
--------------------------------------------------------------------------------------------------------------------------
DIN 47295                              HF-Steckverbindung 1,6/5,6: Wellenwiderstand 75 Ohm
--------------------------------------------------------------------------------------------------------------------------

                             With regard to TN-4XE
3        ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

-------------------------------------------------------------------------------
UNIT NAME/TYPE              UNIT ID    UNIT FIT            MAXIMUM
                                       FIGURE              POWER
                                                           CONSUMPTION
-------------------------------------------------------------------------
TN-4XE Muxassembly          NTEU70AA           41                253 W
-------------------------------------------------------------------------
STM-4 1310nm short haul     NTEU20AA        1.875                 40 W
optical aggregate
-------------------------------------------------------------------------
STM-4 1550 nm long haul     NTEU21AA        1.875                 40 W
optical aggregate
-------------------------------------------------------------------------
STM-1 optical dual-port     NTEU10AA        1.250                 20 W
tributary unit (1310 nm,
short haul)
-------------------------------------------------------------------------
STM-1e/140 Mbit/s           NTEU13AA          TBD                 20 W
tributary unit
-------------------------------------------------------------------------
2 Mbit/s G.703 120 ohm      NTEU12AA          500                 20 W
tributary unit
-------------------------------------------------------------------------
2 Mbit/s G.703 75 ohm       NTEU11AA          500                 20 W
tributary unit
-------------------------------------------------------------------------
ETHERNET SIM PCB Assembly   NTEU6006           28
-------------------------------------------------------------------------
End Of Shelf Upper          NTEU40AA          345                  5 W
-------------------------------------------------------------------------
End Of Shelf Lower          NTEU41AA          439                  8 W
-------------------------------------------------------------------------
Engineering Orderwire       NTEU43AA          TBD                 12 W
(EOW) card
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
end of document

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

---------------------------------------------------------- ---------------------------------------
Supplier:                                                  Reference No.: 10.2
Nortel Dasa                                                otel.o Document No.: ST-frx-0010
Network Systems GmbH & Co. KG
Hahnstrasse 37 - 39                                        Chapter: 2
60528 Frankfurt / Main
                                                           Item No.: 21,23, 25,26
---------------------------------------------------------- ---------------------------------------

                              With Regard to TN-4XE

--------------------------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------------------------

 Add/ drop capacity of n-VC4 equivalents

--------------------------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------------------------

4 * VC4 East,
4 * VC4 West,
8 * VC4 South can be connected in any combination.


                             With Regard to TN-1X
                        SYSTEM FEATURE DESCRIPTION TM-N/1



----------------------------------------------------------------------------------------------------

ID                        ST-rfx-0010
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

----------------------------------------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung

FILENAME                  System Feature Description TM-N-1-10

----------------------------------------------------------------------------------------------------

DESCRIPTION               This document lists the features of the TM-N/1 Equipment, wheras N=1, 4

                          The equipment shall mainly be applied as SDH trail or connection terminating mux at customer premises.

----------------------------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

----------------------------------------------------------------------------------------------------

                             With Regard to TN-1X

1    REQUESTED FEATURES



-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
1                 INTERFACE TYPES
-------------------------------------------------------------------------------------------------------------------------------
1.1               TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           1.     2 Mbit/s G.703                                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           2.     2 Mbit/s G.704 frame monitoring option on incoming traffic              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           3.     2 Mbit/s, retiming 250 us buffer                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           4.     34 Mbit/s G.703                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           5.     45 Mbit/s G.703                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           6.     STM-1 G.703                                                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           7.     S-1.1                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
1.2               AGGREGATE INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           8.     STM-1 G.703                                                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           9.     S-1.1                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           10.    L-1.1                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           11.    S-4.1                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           12.    L-4.1                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
1.3               EQUIPPING OF INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
1.3.1             TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           13.    Up to (t.b.d.) electrical 2 Mbit/s ports can be equipped                IR                     10.113
-------------------------------------------------------------------------------------------------------------------------------
           14.    Up to (t.b.d.) electrical 34 Mbit/s ports can be equipped               IR                     10.113
-------------------------------------------------------------------------------------------------------------------------------
           15.    Up to (t.b.d.) electrical 45 Mbit/s ports can be equipped               IR                     10.113
-------------------------------------------------------------------------------------------------------------------------------
           16.    Up to (t.b.d.) el. 155 Mbit/s ports can be equipped                     IR                     10.113
-------------------------------------------------------------------------------------------------------------------------------
2                 CONNECTIVITY
-------------------------------------------------------------------------------------------------------------------------------
2.1               CONNECTION TYPES
-------------------------------------------------------------------------------------------------------------------------------
           17.    Bi-directional Connections on VC-12 level                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           18.    Bi-directional Connections on VC-3 level                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           19.    Bi-directional Connections on VC-4 level                                NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           20.    Bi-directional Connections of contiguously concatenated  VC-4           NC      NC       NC
                  (VC-4-4c)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
2.2               QUANTITATIVE REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------------------
2.2.1             HIGHER ORDER CONNECTIVITY
-------------------------------------------------------------------------------------------------------------------------------
           21.    HO termination of (t.b.d.) * VC-4 equivalents from aggregate            IR      IR       IR
-------------------------------------------------------------------------------------------------------------------------------
           22.    HO add/drop of (t.b.d.) * VC-4 equivalents from aggregate west          IR      IR       IR       10.222
-------------------------------------------------------------------------------------------------------------------------------
           23.    HO add/drop of (t.b.d.) * VC-4 equivalents from aggregate west          IR      IR       IR       10.222
-------------------------------------------------------------------------------------------------------------------------------
2.2.2             LOWER ORDER CONNECTIVITY
-------------------------------------------------------------------------------------------------------------------------------
           24.    LO termination of (t.b.d.) * VC-4 equivalents from aggregate            IR      IR       IR
-------------------------------------------------------------------------------------------------------------------------------
           25.    LO add/drop of (t.b.d.) * VC-4 equivalents from aggregate west          IR      IR       IR       10.225
-------------------------------------------------------------------------------------------------------------------------------

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                             With Regard to TN-1X


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

           26.    LO add/drop of (t.b.d.) * VC-4 equivalents from aggregate west          IR      IR       IR       10.225
-------------------------------------------------------------------------------------------------------------------------------
3                 SYNCHRONISATION
-------------------------------------------------------------------------------------------------------------------------------
3.1               INTERNAL EQUIPMENT TIMING
-------------------------------------------------------------------------------------------------------------------------------
3.1.1             TIMING SOURCES
-------------------------------------------------------------------------------------------------------------------------------
           27.    STM-N timing                                                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           28.    2048 kHz timing                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           29.    Internal Oscillator acc. to G.813                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.1.2             TIMING SOURCE QUALITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           30.    STM-N Timing at all SDH i/fs (Timing Marker Support)                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           31.    2048 kHz timing, fixed to G.811 quality                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           32.    2048 kHz timing, configurable timing source quality                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.1.3             TIMING SOURCE PRIORITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           33.    Priority List of (at least 6 entries)                                   NC      NC       NC       10.333
-------------------------------------------------------------------------------------------------------------------------------
3.1.4             SELECTION ALGORITHMS
-------------------------------------------------------------------------------------------------------------------------------
           34.    Autonomous Timing Source Selection                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           35.    Manual Timing Source Selection                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
3.2               EXTERNAL  TIMING OUTPUT (T4)
-------------------------------------------------------------------------------------------------------------------------------
3.2.1             TIMING  OUTPUT PORT
-------------------------------------------------------------------------------------------------------------------------------
           36.    One 2048 kHz timing output port                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           37.    Configurable timing output squelch function                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.2             TIMING SOURCES
-------------------------------------------------------------------------------------------------------------------------------
           38.    STM-N  timing                                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.3             TIMING SOURCE QUALITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           39.    STM-N Timing (Timing Marker Support)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.4             TIMING SOURCE PRIORITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           40.    Priority List (at least 7 entries)                                      NC      NC       NC       10.333
-------------------------------------------------------------------------------------------------------------------------------
3.2.5             SELECTION ALGORITHMS
-------------------------------------------------------------------------------------------------------------------------------
           41.    Autonomous timing source selection                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           42.    Manual Timing Source selection                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
4                 MANAGEMENT COMMUNICATION
-------------------------------------------------------------------------------------------------------------------------------
4.1               COMMUNICATION INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           43.    F- Interface   (RS 232)                                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           44.    Q I/F (Ethernet)                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           45.    Q- interface as gateway to the EMS                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           46.    Qecc via any ECCR  on optical  interfaces                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           47.    Qecc via any ECCM on optical  interfaces                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           48.    Qecc via any ECCR  on electrical  interfaces                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           49.    Qecc via any ECCM on electrical  interfaces                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           50.    Qecc Routing (level 2 IS-IS acc. to ISO 10589-8473)                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           51.    Domain Partitioning Repair function
-------------------------------------------------------------------------------------------------------------------------------
           52.    Definition of Manual Adjacencies (NSAP of dedicated NE)                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           53.    Manual definition of reachable addresses (set address prefix)           C        C       C
-------------------------------------------------------------------------------------------------------------------------------

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                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           54.    ECC can be inserted / extracted to/from VC-4 POH Byte                   C        C       C
                  (Application: for transparent transmission of ECC via other operator's SDH network)
-------------------------------------------------------------------------------------------------------------------------------
           55.    F2 Byte can be inserted / extracted via V.11 Interface                  NC       NC      NC
                  (Application: for transparent transmission of ECC via
                  bridge and other operator's SDH network)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
4.2               O & M INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           56.    8 x Remote Control Inputs                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           57.    Remote Control Outputs                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           58.    Card LED support                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           59.    Subrack LED support                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           60.    Rack Alarm support                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
5                 PERFORMANCE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
           61.    Performance History Data Collection (ES, SES and UAT) ...               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           62.    at any MST                                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           63.    at any RST                                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           64.    at any VC-4 TTP                                                         NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           65.    at any VC-3 TTP                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           66.    at any VC-12 TTP                                                        C        C       C
------------------------------------------------------------------------------------------------------------------------------
           67.    at any AU-4 CTP                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           68.    at any VC-3 CTP                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           69.    at any VC-12 CTP                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           70.    for any AU-4 Tandem Connection                                          NC      NC       NC       10.570
-------------------------------------------------------------------------------------------------------------------------------
           71.    for any TU-3 Tandem Connection                                          NC      NC       NC       10.570
-------------------------------------------------------------------------------------------------------------------------------
           72.    for any TU-12 Tandem Connection                                         NC      NC       NC       10.570
-------------------------------------------------------------------------------------------------------------------------------
           73.    from remote TTPs based on FEBE evaluation                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           74.    Threshold Crossing Notification                                         C        C       C
------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6                 FAULT AND STATUS MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
6.1               DETECTED ANOMALIES, DEFECTS AND CONSEQUENT ACTIONS
-------------------------------------------------------------------------------------------------------------------------------
6.1.1             ALL SYNCHRONOUS PHYSICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           75.    Detection of Transmit Fail on any optical STM-N interface               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           76.    Detection of Laser Shutdown on any optical interface                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           77.    Detection of disabled ALS on any optical interface                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           78.    Detection of Optical Source Power High on any optical interface         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           79.    Detection of LOS, LOS status change hysteresis                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           80.    Insertion of AIS upon detection of LOS                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
6.1.2             ALL REGENERATOR SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           81.    Detection of OOF                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           82.    Detection of LOF                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           83.    Insertion of AIS upon persisting LOF detection                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           84.    Detection of RS EBER (10E-3) based on  B1 BIP-8 parity calculation      C        C       C
-------------------------------------------------------------------------------------------------------------------------------


                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
6.1.3             ALL MULTIPLEX SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           85.    Detection of MS-AIS                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           86.    Insertion of all 1 upon detection of MS-AIS                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           87.    Detection of Signal Degrade                                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           88.    Detection of MS-EBER (10E-3) upon B2 BIP-24 parity error
                  calculation                                                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           89.    Insertion of AIS and FERF upon detection of MS-AIS                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           90.    Detection of FERF                                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           91.    Insertion of MS-FEBE based on detection of B2 parity calculations       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
6.1.4             ALL MULTIPLEX SECTION ADAPTATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           92.    Detection  of AU-LOP                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           93.    Detection of AU-AIS                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           94.    Detection of Number of AU-Pointer Justification Events                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           95.    Insertion of AU-AIS upon receive of all 1                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------



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                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
6.1.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           96.    Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           97.    Detection of HP-Trace Invalid                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           98.    Detection of HP-TIM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           99.    Detection of HP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           100.   Detection of HP-FERF                                                    C        C       C

-------------------------------------------------------------------------------------------------------------------------------
           101.   Detection of B3- EBER (10E-3)                                           C        C       C

-------------------------------------------------------------------------------------------------------------------------------
6.1.6             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-------------------------------------------------------------------------------------------------------------------------------
           102.   Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           103.   Detection of LP-Trace Invalid                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           104.   Detection of LP-TIM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           105.   Detection of LP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           106.   Detection of LP-FERF                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           107.   Detection of EBER                                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.1.7             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-12)
-------------------------------------------------------------------------------------------------------------------------------
           108.   Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           109.   Detection of LP-Trace Invalid                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           110.   Detection of LP-TIM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           111.   Detection of LP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           112.   Detection of LP-FERF                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           113.   Detection of EBER                                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.1.8             ALL HIGH ORDER PATH TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           114.   Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           115.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           116.   Detection of HP-Trace Invalid                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           117.   Detection of HP-TIM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           118.   Insertion of AIS and HP-FERF upon detection of HP-TIM                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------


                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           119.   Detection of HP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           120.   Insertion of AIS and HP-FERF upon detection of HP-SLM                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           121.   Detection of HP-FERF                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           122.   Detection of EBER (10E-3)                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.1.9             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-------------------------------------------------------------------------------------------------------------------------------
           123.   Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           124.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           125.   Detection of LP-Trace Invalid                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           126.   Detection of LP-TIM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           127.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           128.   Detection of LP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           129.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           130.   Detection of LP-FERF                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           131.   Detection of EBER (10E-3)                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.1.10            ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-------------------------------------------------------------------------------------------------------------------------------
           132.   Detection of Path AIS upon receive of all 1                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           133.   Insertion of AIS and HP-FERF upon detection of Path AIS                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           134.   Detection of LP-Trace Invalid                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           135.   Detection of LP-TIM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           136.   Insertion of AIS and LP-FERF upon detection of LP-TIM                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           137.   Detection of LP-SLM                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           138.   Insertion of AIS and LP-FERF upon detection of LP-SLM                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           139.   Detection of LP-FERF                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           140.   Detection of EBER (10E-3)                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
6.1.11            ALL PLESIOCHRONOUS PHYSICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------

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                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           141.   Detection of Trib.-AIS                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           142.   Detection of Trib.-LOS                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           143.   Detection of Trib.-LOF                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           144.   Insertion of AIS upon detection of Trib.-AIS, Trib.-LOS, Trib.-LOF      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.1.12            SETS AND SETPI
-------------------------------------------------------------------------------------------------------------------------------
           145.   Detection of Sync. Source Fail                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           146.   Detection of SETG - Hold                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           147.   Detection of SETG - Out of Lock                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           148.   Detection of SETG - Fail                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           149.   Detection of Sync. Degrade                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           150.   Detection of Excessive Sync. Degrade                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           151.   T4 Squelch  upon detection of Excessive Sync. Degrade                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           152.   Detection of Sync. Source Threshold Crossing                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           153.   Detection of Sync. LOS                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.1.13            MANAGEMENT COMMUNICATION FUNCTION
-------------------------------------------------------------------------------------------------------------------------------
           154.   Detection of Remote Control Input Active                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           155.   Detection of RS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           156.   Detection of MS - Qecc Comms Fail (LAPD Alarm)                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.1.14            SYSTEMS MANAGEMENT FUNCTION
-------------------------------------------------------------------------------------------------------------------------------
           157.   Detection of Secondary Power Fail                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           158.   Detection of Primary Power Fail                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           159.   Detection of Re-Boot Fail                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           160.   Detection of Configuration Data Integrity Check Failure                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           161.   Detection of System Software Integrity Check Failure                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------


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                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           162.   Detection of Network Element Controller Fail                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           163.   Detection of Card Protection Switch Failure                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           164.   Detection of Card Out                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           165.   Detection of Card Fail (upon detection of internal parity
                  mismatch etc.)                                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           166.   Detection of Wrong Card                                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           167.   Network Protection Switch Failure                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.2               STATUS EVENTS
-------------------------------------------------------------------------------------------------------------------------------
           168.   Configuration Data Integrity Fail                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           169.   System Software Integrity Fail                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           170.   Laser Restart for Test                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           171.   Synchronous Equipment Timing Generator A/B active                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           172.   Synchronisation Source Quality Change                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           173.   Synchronisation Source Switch Event                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           174.   External Synchronisation Output Squelched                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           175.   Section Layer Protection Switch Active                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           176.   Network Protection Switch Event                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           177.   Card Protection Switch Active                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           178.   Fault / Status Log Capacity Exceeded                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           179.   Configuration Data Transaction Log Capacity Exceeded                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           180.   Performance Monitoring Log Capacity Exceeded                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           181.   Access  Log Capacity Exceeded                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           182.   Software Download in Progress                                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           183.   Software Download Failure                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           184.   Software Download Failure - Retry in Progress                           C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           185.   Software Download Complete                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
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                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           186.   Card Restoration Complete                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           187.   Re-Boot Restoration Complete                                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           188.   Electronic Label Update                                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.3               ALARM EVENT HANDLING
-------------------------------------------------------------------------------------------------------------------------------
           189.   Alarm Persistence Filter (filtering of toggling alarms)                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           190.   Alarm Correlation Filter (F3 filter, suppression of consequent          C        C       C
                  alarms)
-------------------------------------------------------------------------------------------------------------------------------
           191.   Alarm Inversion Facility                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           192.   Performance of the alarm throughput > 10 alarms per second              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           193.   It is possible to block/unblock each single traffic relevant alarm      C        C       C
                  per port
-------------------------------------------------------------------------------------------------------------------------------
           194.   It is possible to block/unblock each single traffic relevant alarm      C        C       C
                  group per card
-------------------------------------------------------------------------------------------------------------------------------
           195.   It is possible to block/unblock each single traffic relevant alarm      C        C       C
                  group per NE
-------------------------------------------------------------------------------------------------------------------------------
           196.   Indication of Alarm Event Forwarding Suppression per functional         C        C       C
                  unit (e.g. Regenerator Section ...)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7                 CONFIGURATION MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
7.1               GENERAL
-------------------------------------------------------------------------------------------------------------------------------
           197.   Upload of Configuration Data - on single command                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           198.   Upload of Configuration Data - on bulk command                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           199.   Download of Configuration Data - on bulk command                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7.2               CONFIGURATION OF FUNCTIONAL BLOCKS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7.2.1             ALL SYNCHRONOUS OPTICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           200.   Enable / Disable Automatic Laser Shutdown                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           201.   Enable / Disable Laser                                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           202.   Enable Laser for Test Purposes  (2s  / 90s)                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7.2.2             ALL MULTIPLEX SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           203.   Set Threshold Signal Degrade                                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------


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                             With Regard to TN-1X

-------------------------------------------------------------------------------------------------------------------------------
           204.   Set Threshold B2-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
7.2.3             ALL REGENERATOR SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           205.   Set Threshold B1-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
7.2.4             ALL HIGH ORDER PATH TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           206.   Set Threshold B3-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           207.   Set Threshold HP-FEBE                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           208.   Enable / Disable consequent actions from detection of HP-TIM (per       C        C       C
                  Path)
-------------------------------------------------------------------------------------------------------------------------------
           209.   Enable / Disable consequent actions from detection of HP-SLM (per       C        C       C
                  Path)
-------------------------------------------------------------------------------------------------------------------------------
           210.   Set expected Signal Label (per Path)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           211.   Set expected Path Trace (per Path)                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7.2.5             ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-------------------------------------------------------------------------------------------------------------------------------
           212.   Set Threshold EBER                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           213.   Set Threshold LP-FEBE                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           214.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
-------------------------------------------------------------------------------------------------------------------------------
           215.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
-------------------------------------------------------------------------------------------------------------------------------
           216.   Set expected Signal Label (per Path)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           217.   Set expected Path Trace (per Path)                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7.2.6             ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-------------------------------------------------------------------------------------------------------------------------------
           218.   Set Threshold EBER                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           219.   Set Threshold LP-FEBE                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           220.   Enable / Disable consequent actions from detection of LP-TIM (per       C        C       C
                  Path)
-------------------------------------------------------------------------------------------------------------------------------
           221.   Enable / Disable consequent actions from detection of LP-SLM (per       C        C       C
                  Path)
-------------------------------------------------------------------------------------------------------------------------------
           222.   Set expected Signal Label (per Path)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           223.   Set expected Path Trace (per Path)                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------


                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
7.2.7             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           224.   Set Threshold B3-EBER                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           225.   Set Threshold HP-FEBE                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           226.   Set expected Signal Label (per Path)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           227.   Set expected Path Trace (per Path)                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7.2.8             ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-------------------------------------------------------------------------------------------------------------------------------
           228.   Set Threshold EBER                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           229.   Set Threshold FEBE                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           230.   Set expected Signal Label (per Path)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           231.   Set expected Path Trace (per Path)                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
7.2.9             ALL HIGH ORDER CONNECTION SUPERVISION POINTS (TU-12)
-------------------------------------------------------------------------------------------------------------------------------
           232.   Set Threshold EBER                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           233.   Set Threshold FEBE                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           234.   Set expected Signal Label (per Path)                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           235.   Set expected Path Trace (per Path)                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
8                 NETWORK PROTECTION
-------------------------------------------------------------------------------------------------------------------------------
8.1               HIGHER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I)
-------------------------------------------------------------------------------------------------------------------------------
           236.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           237.   Switch-Over Completion Time less than 100ms                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           238.   Configurable Hold-Off Time                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           239.   Enable / Disable Automatic Switching                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           240.   Manual Switching via Management Interface                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           241.   Configurable Wait Time to Restore                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
8.2               LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-3)
-------------------------------------------------------------------------------------------------------------------------------

                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           242.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           243.   Switch-Over Completion Time less than 300ms                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           244.   Configurable Hold-Off Time                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           245.   Enable / Disable Automatic Switching                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           246.   Manual Switching via Management Interface                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           247.   Configurable Wait Time to Restore                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
8.3               LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-12)
-------------------------------------------------------------------------------------------------------------------------------
           248.   Detection Criterion Signal Fail (TU-AIS, TU-LOP)                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           249.   Switch-Over Completion Time less than 300ms                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           250.   Configurable Hold-Off Time                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           251.   Enable / Disable Automatic Switching                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           252.   Manual Switching via Management Interface                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           253.   Configurable Wait Time to Restore                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
9                 OPERATION AND MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------------
9.1               GENERAL
-------------------------------------------------------------------------------------------------------------------------------
           254.   Event buffer                                                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           255.   Heart Beat Function                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           256.   Re-boot function                                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           257.   Real time clock function                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           258.   NSAP Address modification                                               C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           259.   Local Software Download                                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           260.   Remote Software Download                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           261.   Manager Decision Process for equipment access control                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           262.   Display of VC-4 Path Trace at HPT                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           263.   Display of VC-4 Signal Label at HPT                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------


                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           264.   Display of VC-4 Path Trace at HPOM                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           265.   Display of VC-4 Signal Label at HPOM                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           266.   Display of VC-3 Path Trace at LPT                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           267.   Display of VC-3 Signal Label at LPT                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           268.   Display of VC-3 Path Trace at LPOM                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           269.   Display of VC-3 Signal Label at LPOM                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           270.   Display of VC-12 Path Trace at LPT                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           271.   Display of VC-12 Signal Label at LPT                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           272.   Display of VC-12 Path Trace at LPOM                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           273.   Display of VC-12 Signal Label at LPOM                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           274.   Display of Optical Transmit Power Level                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
9.2               LOGS
-------------------------------------------------------------------------------------------------------------------------------
           275.   Alarm / Status Log                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           276.   Performance Log                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           277.   Configuration  Log                                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           278.   Access Control  Log                                                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
9.3               REDUNDANCY
-------------------------------------------------------------------------------------------------------------------------------
           279.   1:N Tributary Card Protection 2 Mbit/s                                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           280.   1:N or 1+1  Tributary Card Protection 34 Mbit/s                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           281.   1:N or 1+1 Tributary Card Protection 45 Mbit/s                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           282.   1:N or 1+1 (electrical) Tributary Card Protection  STM-1 G.703          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           283.   1+1 Protection of Clock System                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           284.   Duration less than 5s for card protection automatic switch over         C        C       C
-------------------------------------------------------------------------------------------------------------------------------

                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
9.4               EQUIPMENT TESTING FUNCTIONS
-------------------------------------------------------------------------------------------------------------------------------
           285.   Integrity Check of Configuration Data                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           286.   Integrity Check of System Software                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           287.   Configuration of Loop Back on port level on all PDH Interface Cards     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           288.   VC-4 level Configuration of Loop Back on STM-1 el. i/f                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           289.   VC-4 level Configuration of Loop Back on all STM-4 opt. interfaces      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           290.   VC-3 level Configuration of Loop Back on all electrical SDH             C        C       C
                  Interface Cards
-------------------------------------------------------------------------------------------------------------------------------
           291.   VC-3 level Configuration of Loop Back on all optical SDH Interface      C        C       C
                  Cards
-------------------------------------------------------------------------------------------------------------------------------
           292.   VC-12 level Configuration of Loop Back on all electrical SDH            C        C       C
                  Interface Cards
-------------------------------------------------------------------------------------------------------------------------------
           293.   VC-12 level Configuration of Loop Back on all optical SDH Interface     C        C       C
                  Cards
-------------------------------------------------------------------------------------------------------------------------------
           294.   Configuration of Loop Back on the HPC functional block                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           295.   Configuration of Loop Back on the LPC functional block                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           296.   Test Access Interface on all electrical interfaces                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           297.   Test Access Interface on all optical interfaces                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           298.   Optical Line Testing                                                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
9.5               INVENTORY DATA
-------------------------------------------------------------------------------------------------------------------------------
           299.   Electronic Label Read Access via Management Interfaces                  C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           300.   Automatic Electronic Label Upgrade                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           301.   Compatibility Check of Equipment Hardware Releases                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           302.   Compatibility Check of Equipment Firmware Releases                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           303.   Compatibility Check of Equipment Software Releases                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           304.   Compatibility Check of Equipment Software Releases to the               C        C       C
                  Management System
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
10                ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL COMPATIBILITY AND SAFETY
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
10.1              CLIMATIC CONDITIONS
-------------------------------------------------------------------------------------------------------------------------------


                             With Regard to TN-1X


-------------------------------------------------------------------------------------------------------------------------------
           305.   Stationary Use Conditions acc. to prETS 300 019-2-3 Class T 3.2         NC      NC       NC      10.10305
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
10.2              ELECTROMAGNETIC COMPATIBILITY
-------------------------------------------------------------------------------------------------------------------------------
           306.   Compliance with EN 55022 class B                                        C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           307.   Compliance with EN 50082                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
10.3              SAFETY REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------------------
           308.   Compliance with EN 60950                                                C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           309.   Compliance with IEC 825-1 and IEC 825-2                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
11                PHYSICAL CONSTRUCTION
-------------------------------------------------------------------------------------------------------------------------------
           310.   Rack size according to ETSI 300 119, 600 mm x 300 mm                    C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           311.   wall mountable version                                                  NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           312.   system upgrade or modification can be done without rear access          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
12                POWER SUPPLY
-------------------------------------------------------------------------------------------------------------------------------
           313.   Nominal input voltage -48V                                              C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           314.   Minimum accepted input voltage                                       -40V     -40V    -40V
-------------------------------------------------------------------------------------------------------------------------------
           315.   Maximum accepted input voltage                                       -72V     -72V    -72V
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
13                AVAILABILITY
-------------------------------------------------------------------------------------------------------------------------------
           316.   The supplier shall provide MTBF figures for each functional unit of  IR       IR      IR       Annex 1
                  the offered equipment based on his statistical evaluations according to the template as attached in Annex 1
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
14                POWER CONSUMPTION
-------------------------------------------------------------------------------------------------------------------------------
           317.   The supplier shall provide worst case power consumption figures for  IR       IR      IR       Annex 1
                  each functional unit of the offered equipment according to the template as attached in Annex 1
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
15                SYSTEM MANUALS
-------------------------------------------------------------------------------------------------------------------------------
           318.   System Description in Hypertext Format on CD                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           319.   System O&M Manuals in Hypertext Format on CD                            C        C       C
-------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                  With Regard to TN-1X

2   REFERENCES

2.1   REFERENCES TO STANDARDS

----------------------------------------------------------------------------------------------------------------------
STANDARD             STATUS    DATE    TITLE
----------------------------------------------------------------------------------------------------------------------
CECC 86 275-80                 09/95   Detail Specification: Connector sets for optical fibres and cables
                                       Type LSH-HRL
----------------------------------------------------------------------------------------------------------------------
ITU-T G.703                   04/91    Physical/Electrical characteristics of Hierarchical Digital Interfaces
----------------------------------------------------------------------------------------------------------------------
ITU-T G.707                    1991    Synchronous digital hierarchy bit rates
----------------------------------------------------------------------------------------------------------------------
ITU-T G.782                    1994    Types and general characteristics of synchronous digital hierarchy (SDH)
                                       equipment
----------------------------------------------------------------------------------------------------------------------
ITU-T G.783                    1994    Characteristics of synchronous digital hierarchy (SDH) equipment  functional blocks
----------------------------------------------------------------------------------------------------------------------
ITU-T G.813                    1996    Timing Characteristics of SDH equipment slave clocks.
----------------------------------------------------------------------------------------------------------------------
ITU-T G.825                    1993    The control of Jitter and Wander within  Digital  Networks  which are based on synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------
ITU-T G.826                   11/93    Error performance parameters and objectives for International constant
                                       Bit Rate Digital Paths at or above the Primary Rate
----------------------------------------------------------------------------------------------------------------------
ITU-T G.841                    1995    Types and Characteristics of SDH Network Protection Architectures
----------------------------------------------------------------------------------------------------------------------
ITU-T G.957                    1993    Optical Interfaces and Systems relating to the synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ETS 300 019          pr        02/92   Environmental conditions and Environmental Tests for Telecommunications
                                       Equipment
                                       Part A:  Introduction and Terminology
                                       Part B:  classification of Environmental conditions

----------------------------------------------------------------------------------------------------------------------
ETS 300 119                            European Telecommunication Standard for Equipment Practice
                               03/93   Part 2:  Engineering Requirements for Racks
                               09/93   Part 3:  Engineering Requirements for Miscellaneous Racks and cabinets
                               09/93   Part 4:  Engineering Requirements for Subracks
----------------------------------------------------------------------------------------------------------------------
ETS 300 253                    01/95   Earthing and bonding of telecommunication equipment in telecommunication centres
----------------------------------------------------------------------------------------------------------------------
EN 41003                       1991    Particular safety requirements for equipment to be connected to telecommunication network
----------------------------------------------------------------------------------------------------------------------
EN 55022                       05/95   Grenzwerte und Me(beta)verfahren fur Funkstorungen von Einrichtungen der
                                       Informationstechnik
----------------------------------------------------------------------------------------------------------------------
EN 50082                               Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                               12/94   Part 1: Elektromagnetische  Vertraglichkeit - Fachgrundnorm  Storfestigkeit -
                                       Teil 1: Wohnbereich, Geschafts- und Gewerbebereiche sowie
                                       Kleinbetriebe

                               02/96   Part 2: Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit -
                                       Teil 2: Industriebereich
----------------------------------------------------------------------------------------------------------------------
DIN 47295                              HF-Steckverbindung 1,6/5,6: Wellenwiderstand 75 Ohm
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                        With Regard to TN-1X

3 ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

-------------------------------------------------------------------------------------------------------
UNIT NAME/TYPE                UNIT ID                        UNIT FIT FIGURE    MAXIMUM POWER CONSUMPTION
-------------------------------------------------------------------------------------------------------
SYNC MUX REL2.5 SHELF         25GMU00750GWV                       3174                 11 W
-------------------------------------------------------------------------------------------------------
PBA TRFC ACCESS               25UJJ00750GVZ                        228                  0 W
MOD.75R BT43
-------------------------------------------------------------------------------------------------------
FLEXIBLE ACCESS MODULE        25UJJ00750GWX                         60
-------------------------------------------------------------------------------------------------------
HIGH SPEED TRFC               25UJJ00750GWY                        114                  1 W
ACCESS 120R
-------------------------------------------------------------------------------------------------------
STAR CARD 75R BT43            25UJJ00750GWZ                        115                  0 W
-------------------------------------------------------------------------------------------------------
STATION SERVICE CARD          25UJJ00750GXC                        140                  0 W
-------------------------------------------------------------------------------------------------------
HI-SPD TRFC MOD               25UJJ00750HTD                        139                  1 W
-------------------------------------------------------------------------------------------------------
34MBIT MULT VC12 I/F          25UJU00750HJZ                       1842                8,05 W
-------------------------------------------------------------------------------------------------------
2M TRIB 75R ASSY Q2M          25UJU00750HVT                          0                  8,2 W
-------------------------------------------------------------------------------------------------------
SUBRACK CONTROLLER PBA        25UMN00750GXD                       3620                 11 W
-------------------------------------------------------------------------------------------------------
SYNC REL 2.5 POWER            25UPW00750HAY                       1879                  0 W
SUPPLY
-------------------------------------------------------------------------------------------------------
PAYLOAD MANAGER               NTKD10AA                               0                 10,1 W
(MIXED PAYLOADS)
-------------------------------------------------------------------------------------------------------
STM-1 1 INCH OPTICAL TRIB     NTKD11AA                               0                    7
(MIXED PAYLOADS)
-------------------------------------------------------------------------------------------------------
STM-1 1 INCH                  NTKD12AA                               0                    7
ELECTRICAL TRIB
(MIXED PAYLOADS)
-------------------------------------------------------------------------------------------------------
34/45M VC3 TRIBUTARY          NTKD16AA                               0                    0
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                             With Regard to TN-1X


end of document

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

---------------------------------------------------------- --------------------------------------
Supplier:                                                  Reference No.: 10.113
Nortel Dasa
Network Systems GmbH & Co. KG                              otel.o Document No.: ST-rfx-0010
Hahnstrasse 37 - 39
60528 Frankfurt / Main                                     Chapter: 1

                                                           Item No.: 13/14/15/16
---------------------------------------------------------- --------------------------------------

                              With Regard to TN-1X

-------------------------------------------------------------------------------------------------
1. Item
-------------------------------------------------------------------------------------------------

Tributary Interface

-------------------------------------------------------------------------------------------------
2. Description
-------------------------------------------------------------------------------------------------

The TN-1X provides the following tributaries:

- 2048 kbit/s electrical ports
--  up to sixty-three 2048 kbit/s electrical ports

- 34368 kbit/s or 45736 kbit/s electrical ports
-- up to four 34368 kbit/s or 45736 kbit/s ports. Only three of these can carry traffic at any time.

- 34368 kbit/s electrical ports (16x2)
-- up to four 34368 kbit/s electrical ports, each port providing access to sixteen 2048 kbit/s signals

- STM-1 tributary ports
--  up to four STM-1 optical or electrical tributary ports)


                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

---------------------------------------------------------- -------------------------------------
Supplier:                                                  Reference No.: 10.222
Nortel Dasa
Network Systems GmbH & Co. KG                              otel.o Document No.: ST-frx-0010
Hahnstrasse 37 - 39
60528 Frankfurt / Main                                     Chapter: 2

                                                           Item No.: 22/23
---------------------------------------------------------- -------------------------------------

                              With Regard to TN-1X

------------------------------------------------------------------------------------------------
1. Item
------------------------------------------------------------------------------------------------

HO add/drop of (t.b.d.) VC-4 equivalents from aggregate east / west

------------------------------------------------------------------------------------------------
2. Description
------------------------------------------------------------------------------------------------

The connection functionality of the TN-1X relates to the management of bidirectional VC-12 and VC-3 through and drop connections on the NE. The total traffic capacity for the multiplexer is four AU-4 payload. The containers within this payload (VC-3, VC-12) can be dropped from the aggregates to any suitable tributary unit, or can be through connected. It is possible that the number of available tributary ports will exceed the number of aggregate ports, but the total bandwidth for the Network Element (63 x VC-12,3 x VC-3 or a combination of these) cannot be exceeded.


                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

---------------------------------------------------------- --------------------------------------
Supplier:                                                  Reference No.: 10.225
Nortel Dasa
Network Systems GmbH & Co. KG                              otel.o Document No.: ST-frx-0010
Hahnstrasse 37 - 39
60528 Frankfurt / Main                                     Chapter: 2

                                                           Item No.: 25/26
---------------------------------------------------------- --------------------------------------

                              With Regard to TN-1X

-------------------------------------------------------------------------------------------------
1. Item
-------------------------------------------------------------------------------------------------

LO add/drop of (t.b.d.) VC-4 equivalents from aggregate east / west

-------------------------------------------------------------------------------------------------
2. Description
-------------------------------------------------------------------------------------------------

The connection functionality of the TN-1X relates to the management of bidirectional VC-12 and VC-3 through and drop connections on the NE. The total traffic capacity for the multiplexer is four AU-4 payload. The containers within this payload (VC-3, VC-12) can be dropped from the aggregates to any suitable tributary unit, or can be through connected. It is possible that the number of available tributary ports will exceed the number of aggregate ports, but the total bandwidth for the NE (63 x VC-12,3 x VC-3 or a combination of these) cannot be exceeded.


                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

---------------------------------------------------------- -------------------------------------
Supplier:                                                  Reference No.: 10.333
Nortel Dasa
Network Systems GmbH & Co. KG                              otel.o Document No.: ST-frx-0010
Hahnstrasse 37 - 39
60528 Frankfurt / Main                                     Chapter: 3

                                                           Item No.: 33/40
---------------------------------------------------------- -------------------------------------

                              With Regard to TN-1X

------------------------------------------------------------------------------------------------
1. Item of non compliance
------------------------------------------------------------------------------------------------

Timing Source Quality Levels

------------------------------------------------------------------------------------------------
2. Description of non compliance
------------------------------------------------------------------------------------------------

The priority list has at least 4 entries.


                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

---------------------------------------------------------- -------------------------------------
Supplier: Nortel Dasa Network Systems                      Reference No.: 10.570

                                                           otel.o Document No.: ST-rfx-00011
                                                           Chapter: 5

                                                           Item No.: 70, 71, 72
---------------------------------------------------------- -------------------------------------

                              With Regard to TN-1X

-------------------------------------------------------------------------------------------------
1. Item of non compliance
-------------------------------------------------------------------------------------------------

Performance Management for Tandem Connection

-------------------------------------------------------------------------------------------------
2. Description of non compliance
-------------------------------------------------------------------------------------------------

At the moment Performance Monitoring is executed at the termination points of the relevant services. Hence it's possible to determine the QoS for the whole connection.


                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

---------------------------------------------------------- ---------------------------------------
Supplier:                                                  Reference No.: 10.10305
Nortel Dasa
Network Systems GmbH & Co. KG                              otel.o Document No.: ST-rfx-00010
Rheinstrasse 37 - 39
60528 Frankfurt / Main                                     Chapter: 10

                                                           Item No.: 305
---------------------------------------------------------- ---------------------------------------

                              With Regard to TN-1X

--------------------------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------------------------

Stationary Use Conditions acc. To prETS 300 019-2-3 Class T 3.2

--------------------------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------------------------

External dimensions conform to draft ETSI standard pr ETS 300-119 part 4.

The subrack is designed to meet the requirements of ETSI standard ETS 300-019 as follows:

Storage: Class 1.2
Transport: Class 2.3
Operation: Class 3.1E.


                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems          Reference No.: 11.453

                                               otel.o Document No.: ST-rfx-00011

                                               Chapter: 4

                                               Item No.: 53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Access to F2 as transparent channel

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

Bytes F2 and F3 in the POH are reserved for use as 64 kbit/s user channels on a VC-3 or VC-4 path. Nortel Networks' SDH products are in accordance with ITU-T Recommendation. G.707 which specifies the requirements for the STM-N signals in terms of bit rates, frame structures and support for the overhead bytes provided therein. At the physical level, the position of the F2 byte in the STM-1 frames of Nortel Networks SDH equipment are in accordance with ITU-T Rec. G.707(1) and ETS 300 147 (Apr 97). Nortel Networks' SDH products do not currently process the F2 / F3 byte 64 kbit/s `user channel' of the VC-3 / VC-4 Path Overhead and hence this feature is not used in present applications. The Tx direction of the F2 and F3 bytes are set to all ones, and the Rx direction is ignored.

The F2 / F3 byte 64 kbit/s `user channel' feature may be introduced at a later date with a S/W upgrade.








--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /   Compliant development planned until    / / T1   / / T2        / / after T2
/ /   Further Development planned but not compliant with o.tel.o requirements
/ /   No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
NO




---------------------------------
(1) ITU-T G.707 (03/96) Recommendation is a merged revised version of Recommendation G.707, G708 and G.709 approved in 03/93.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)
--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems          Reference No.: 11.788

                                               otel.o Document No.: ST-rfx-00011

                                               Chapter: 7

                                               Item No.: 88, 89, 90
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Performance Management for Tandem Connection

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

At the moment Performance Monitoring is executed at the termination points of the relevant services. Hence it's possible to determine the QoS for the whole connection.







--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /   Compliant development planned until    / / T1   / / T2        / / after T2
/ /   Further Development planned but not compliant with o.tel.o requirements
/ /   No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                       SYSTEM FEATURE DESCRIPTION ADM-64/4

                          ----------------------------------------------------------------------------------------

ID                        ST-rfx-0007
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

                          ----------------------------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung


FILENAME                  System Feature description ADM-16-4-10

                          ----------------------------------------------------------------------------------------

DESCRIPTION               This document lists the features of ADM-16/4 Equipment

                          The equipment shall mainly be applied for combining VC-4 add/drop to/from backbone rings.

                          ----------------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

------------------------------------------------------------------------------------------------------------------

REQUESTED FEATURES

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
1                 INTERFACE TYPES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
1.1               ELECTRICAL TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           1.     STM-1 G.703                                                             NC      NC       C         07.1
-------------------------------------------------------------------------------------------------------------------------------
1.2               OPTICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
1.2.1             TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           2.     S-1.1                                                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           3.     L-1.1                                                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           4.     L-1.2                                                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           5.     S-4.1                                                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           6.     L-4.1                                                                   C
-------------------------------------------------------------------------------------------------------------------------------
           7.     L-4.2                                                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           8.     V-4.2                                                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           9.     S-16.1                                                                  NC
-------------------------------------------------------------------------------------------------------------------------------
           10.    L-16.1                                                                  C
-------------------------------------------------------------------------------------------------------------------------------
           11.    L-16.2                                                                  C
-------------------------------------------------------------------------------------------------------------------------------
           12.    V-16.2                                                                  NC
-------------------------------------------------------------------------------------------------------------------------------
1.2.2             AGGREGATE INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           13.    S-16.1                                                                  NC
-------------------------------------------------------------------------------------------------------------------------------
           14.    L-16.1                                                                  NC
-------------------------------------------------------------------------------------------------------------------------------
           15.    L-16.2                                                                  NC
-------------------------------------------------------------------------------------------------------------------------------
           16.    V-16.2                                                                  NC
-------------------------------------------------------------------------------------------------------------------------------
           17.    STM-64 S-64.2 (Amplifier required)                                      C
-------------------------------------------------------------------------------------------------------------------------------
           18.    STM-64 L-64.2 (Amplifier required)                                      C
-------------------------------------------------------------------------------------------------------------------------------
           19.    STM-64 L-64.3 (Amplifier required)                                      C
-------------------------------------------------------------------------------------------------------------------------------
           20.    STM-64 V-64.2 (Amplifier required)                                      C
-------------------------------------------------------------------------------------------------------------------------------
           21.    STM-64 V-64.3 (Amplifier required)                                      C
-------------------------------------------------------------------------------------------------------------------------------
           22.    Coloured Interfaces 100 GHz channel spacing                             C
-------------------------------------------------------------------------------------------------------------------------------
           23.    Coloured Interfaces 50 GHz channel spacing                              NC      NC        C
-------------------------------------------------------------------------------------------------------------------------------
1.3               EQUIPPING OF INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
1.3.1             TRIBUTARY INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           24.    STM-4 S-4.1                                                             C
-------------------------------------------------------------------------------------------------------------------------------
           25.    STM-16 S-16.1                                                           C
-------------------------------------------------------------------------------------------------------------------------------
           26.    STM-16 S-16.2                                                           C
-------------------------------------------------------------------------------------------------------------------------------
                  STM-16 L-16.1                                                           C
-------------------------------------------------------------------------------------------------------------------------------
                  STM-16 S-16.2                                                           C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
2                 CONNECTIVITY
-------------------------------------------------------------------------------------------------------------------------------
2.1               CONNECTION TYPES
-------------------------------------------------------------------------------------------------------------------------------
           26.    Bi-directional Connections                                              C
-------------------------------------------------------------------------------------------------------------------------------
           27.    Bi-directional Connections of contiguously concatenated  VC-4           C
                  (VC-4-4c)
-------------------------------------------------------------------------------------------------------------------------------
           28.    Bi-directional Connections of contiguously concatenated  VC-4           C
                  (VC-4-16c)
-------------------------------------------------------------------------------------------------------------------------------
2.2               QUANTITATIVE REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           29.    High order add/drop capacity of 64 * VC-4 equivalents from              C
                  aggregate east
-------------------------------------------------------------------------------------------------------------------------------
           30.    High order add/drop capacity of 64 * VC-4 equivalents from              C
                  aggregate west
-------------------------------------------------------------------------------------------------------------------------------
           31.    High order add/drop capacity of 64 * VC-4 equivalents from              C
                  aggregate east and west
-------------------------------------------------------------------------------------------------------------------------------
           32.    High Order aggregate to aggregate connectivity of 64 STM-1              C
                  equivalents (east and west)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
3                 SYNCHRONISATION
-------------------------------------------------------------------------------------------------------------------------------
3.1               INTERNAL EQUIPMENT TIMING
-------------------------------------------------------------------------------------------------------------------------------
3.1.1             TIMING SOURCES
-------------------------------------------------------------------------------------------------------------------------------
           33.    STM-N timing                                                            C        C       C        STM-64
-------------------------------------------------------------------------------------------------------------------------------
           34.    2048 kHz timing                                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           35.    Internal Oscillator acc. to G.813                                       C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.1.2             TIMING SOURCE QUALITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           36.    STM-N Timing at all SDH i/fs (Timing Marker Support)                    Nc       C       C        Rel. 3
-------------------------------------------------------------------------------------------------------------------------------
           37.    2048 kHz timing, fixed to G.811 quality                                 C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           38.    2048 kHz timing, configurable timing source quality                     C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.1.3             TIMING SOURCE PRIORITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           39.    Priority List of (at least 6 entries)                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.1.4             SELECTION ALGORITHMS
-------------------------------------------------------------------------------------------------------------------------------
           40.    Autonomous Timing Source Selection acc. to highest quality and          C        C       C
                  highest priority
-------------------------------------------------------------------------------------------------------------------------------
           41.    Manual Timing Source Selection                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2               EXTERNAL  TIMING OUTPUT (T4)
-------------------------------------------------------------------------------------------------------------------------------
3.2.1             TIMING  OUTPUT PORT
-------------------------------------------------------------------------------------------------------------------------------
           42.    One 2048 kHz timing output port                                         C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           43.    Configurable timing output squelch function                             C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.2             TIMING SOURCES
-------------------------------------------------------------------------------------------------------------------------------
           44.    STM-N                                                                   C        C       C
-------------------------------------------------------------------------------------------------------------------------------
3.2.3             TIMING SOURCE QUALITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           45.    STM-N Timing (Timing Marker Support)                                    Nc       C       C        Rel. 3
-------------------------------------------------------------------------------------------------------------------------------
3.2.4             TIMING SOURCE PRIORITY LEVELS
-------------------------------------------------------------------------------------------------------------------------------
           46.    Priority List (at least 7 entries)                                      Nc      Nc       Nc      6 entries
-------------------------------------------------------------------------------------------------------------------------------
3.2.5             SELECTION ALGORITHMS
-------------------------------------------------------------------------------------------------------------------------------
           47.    Autonomous timing source selection                                      C        C       C
-------------------------------------------------------------------------------------------------------------------------------
           48.    Manual Timing Source selection                                          C        C       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
4                 OVERHEAD ACCESS
-------------------------------------------------------------------------------------------------------------------------------
4.1               OVERHEAD BYTES
-------------------------------------------------------------------------------------------------------------------------------
           49.    Access to F1 as transparent channel                                     NC
-------------------------------------------------------------------------------------------------------------------------------
           50.    Access to E1 as transparent channel                                     NC
-------------------------------------------------------------------------------------------------------------------------------
           51.    Access to F2 as transparent channel                                     NC
-------------------------------------------------------------------------------------------------------------------------------
4.2               OVERHEAD ACCESS INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           52.    64 K on V.11 (towards either MSOH or RSOH of aggregate interface)       NC
-------------------------------------------------------------------------------------------------------------------------------
           53.    64 K on V.11 (towards POH of tributary interface)                       NC
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
4.3               OVERHEAD CHANNEL CROSS CONNECTIONS
-------------------------------------------------------------------------------------------------------------------------------
           54.    64 K between synchronous ports and towards external interface           NC
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
5                 ENGINEERING ORDERWIRE                                                   C

                  TWO MODES ARE SUPPORTED:

                  a)       VIA OSC. (THIS REQUIRES MOR TO BE PRESENT
                  b)       NETWORK EOW BASED ON PACKETISED VOICE OVER OSI COMMS
                           CARRIED BY EMBEDDED SDH DCC
-------------------------------------------------------------------------------------------------------------------------------
5.1               INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           55.    1 * 2 wire i/f (towards PSTN)                                                    C
-------------------------------------------------------------------------------------------------------------------------------
           56.    2 * 2 wire  i/f (towards standard handset)                                       C
-------------------------------------------------------------------------------------------------------------------------------
5.2               FUNCTIONS
-------------------------------------------------------------------------------------------------------------------------------
           57.    Selective Call                                                                   C
-------------------------------------------------------------------------------------------------------------------------------
           58.    Conference Call (up to four participants)                                        C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
6                 MANAGEMENT COMMUNICATION
-------------------------------------------------------------------------------------------------------------------------------
6.1               COMMUNICATION INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           59.    F- Interface   (RS 232)                                                 C                          07.59
-------------------------------------------------------------------------------------------------------------------------------
           60.    Q- interface as gateway to the EMS                                      C
-------------------------------------------------------------------------------------------------------------------------------
           61.    Qecc via any ECC(R)  on optical  interfaces                             C
-------------------------------------------------------------------------------------------------------------------------------
           62.    Qecc via any ECC(M) on optical  interfaces                              C
-------------------------------------------------------------------------------------------------------------------------------
           63.    Qecc via any ECC(R)  on electrical  interfaces                          NC
-------------------------------------------------------------------------------------------------------------------------------
           64.    Qecc via any ECC(M) on electrical  interfaces                           NC
-------------------------------------------------------------------------------------------------------------------------------
           1.     Qecc Routing (level 2 IS-IS acc. to ISO 10589-8473)                     NC      NC       C         07.6
-------------------------------------------------------------------------------------------------------------------------------
           65.    Domain Partitioning Repair function                                     NC
-------------------------------------------------------------------------------------------------------------------------------
           66.    Definition of Manual Adjacencies (NSAP of dedicated NE)                 C
-------------------------------------------------------------------------------------------------------------------------------
           67.    Manual definition of reachable addresses (set address prefix) C
-------------------------------------------------------------------------------------------------------------------------------
           68.    ECC can be inserted / extracted to/from VC-4 POH Byte of SDH
                  NC tributary interface (Application: for transparent
                  transmission of ECC via other operator's SDH network)
-------------------------------------------------------------------------------------------------------------------------------
6.2               O & M INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           69.    8 x Remote Control Inputs                                               C
-------------------------------------------------------------------------------------------------------------------------------
           70.    Remote Control Outputs                                                  C
-------------------------------------------------------------------------------------------------------------------------------
           71.    Card LED support                                                        C
-------------------------------------------------------------------------------------------------------------------------------
           72.    Subrack LED support                                                     C
-------------------------------------------------------------------------------------------------------------------------------
           73.    Rack Alarm support                                                      C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
7                 PERFORMANCE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
           74.    Performance History Data Collection (ES, SES and UAT) ...               C
-------------------------------------------------------------------------------------------------------------------------------
           75.    at any VC-4 TTP                                                         NC
-------------------------------------------------------------------------------------------------------------------------------
           76.    at any MST                                                              C
-------------------------------------------------------------------------------------------------------------------------------
           77.    at any RST                                                              C
-------------------------------------------------------------------------------------------------------------------------------
           78.    at any AU-4 CTP                                                         C                          7.79
-------------------------------------------------------------------------------------------------------------------------------
           79.    for any AU-4 Tandem Connection                                         IPPM
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           80.    from remote TTPs based on FEBE evaluation                               NC
-------------------------------------------------------------------------------------------------------------------------------
           81.    Threshold Crossing Notification                                         C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
8                 FAULT AND STATUS MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
8.1               DETECTED ANOMALIES, DEFECTS AND CONSEQUENT ACTIONS
-------------------------------------------------------------------------------------------------------------------------------
8.1.1             ALL SYNCHRONOUS PHYSICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           82.    Detection of Transmit Fail on any optical STM-N interface               NC
-------------------------------------------------------------------------------------------------------------------------------
           83.    Detection of Laser Shutdown on any optical interface                    NC
-------------------------------------------------------------------------------------------------------------------------------
           84.    Detection of disabled ALS on any optical interface                      NC
-------------------------------------------------------------------------------------------------------------------------------
           85.    Detection of Optical Source Power High on any optical
                  interface C (STM-64 ONLY)
-------------------------------------------------------------------------------------------------------------------------------
           86.    Detection of LOS, LOS status change hysteresis                          C
-------------------------------------------------------------------------------------------------------------------------------
           87.    Insertion of AIS upon detection of LOS                                  C
-------------------------------------------------------------------------------------------------------------------------------
8.1.2             ALL REGENERATOR SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           88.    Detection of OOF                                                        C
-------------------------------------------------------------------------------------------------------------------------------
           89.    Detection of LOF                                                        C
-------------------------------------------------------------------------------------------------------------------------------
           90.    Insertion of AIS upon persisting LOF detection                          C
-------------------------------------------------------------------------------------------------------------------------------
           91.    Detection of RS EBER (10E-3) based on B1 BIP-8 parity calculation       C
-------------------------------------------------------------------------------------------------------------------------------
8.1.3             ALL MULTIPLEX SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           92.    Detection of MS-AIS                                                     C
-------------------------------------------------------------------------------------------------------------------------------
           93.    Insertion of all 1 upon detection of MS-AIS                             C
-------------------------------------------------------------------------------------------------------------------------------
           94.    Detection of Signal Degrade                                             C
-------------------------------------------------------------------------------------------------------------------------------
           95.    Detection of MS-EBER (10E-3) upon B2 BIP-24 parity error
                  calculation C
-------------------------------------------------------------------------------------------------------------------------------
           96.    Insertion of AIS and FERF upon detection of MS-AIS                      C
-------------------------------------------------------------------------------------------------------------------------------
           97.    Detection of FERF                                                       C
-------------------------------------------------------------------------------------------------------------------------------
           98. Insertion of MS-FEBE based on detection of B2 parity calculations          NC
-------------------------------------------------------------------------------------------------------------------------------
8.1.4             ALL MULTIPLEX SECTION ADAPTATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           99.    Detection  of AU-LOP                                                    C
-------------------------------------------------------------------------------------------------------------------------------
           100.   Detection of AU-AIS                                                     C
-------------------------------------------------------------------------------------------------------------------------------
           101.   Detection of Number of AU-Pointer Justification Events                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           102.   Insertion of AU-AIS upon receive of all 1                               C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
8.1.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           103.   Detection of Path AIS upon receive of all 1                             C
-------------------------------------------------------------------------------------------------------------------------------
           104.   Detection of HP-Trace Invalid                                                            NC
-------------------------------------------------------------------------------------------------------------------------------
           105.   Detection of HP-TIM                                                                      NC
-------------------------------------------------------------------------------------------------------------------------------
           106.   Detection of HP-SLM                                                     NC
-------------------------------------------------------------------------------------------------------------------------------
           107.   Detection of HP-FERF                                                    C
-------------------------------------------------------------------------------------------------------------------------------
           108.   Detection of B3- EBER (10E-3)                                           NC
-------------------------------------------------------------------------------------------------------------------------------
8.1.6             ALL HIGH ORDER PATH TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           109.   Detection of Path AIS upon receive of all 1                                             N/A
-------------------------------------------------------------------------------------------------------------------------------
           110.   Insertion of AIS and HP-FERF upon detection of Path AIS N/A
-------------------------------------------------------------------------------------------------------------------------------
           111.   Detection of HP-Trace Invalid                                                           N/A
-------------------------------------------------------------------------------------------------------------------------------
           112.   Detection of HP-TIM                                                                     N/A
-------------------------------------------------------------------------------------------------------------------------------
           113.   Insertion of AIS and HP-FERF upon detection of HP-TIM                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
           114.   Detection of HP-SLM                                                                     N/A
-------------------------------------------------------------------------------------------------------------------------------
           115.   Insertion of AIS and HP-FERF upon detection of HP-SLM                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
           116.   Detection of HP-FERF                                                                    N/A
-------------------------------------------------------------------------------------------------------------------------------
           117.   Detection of B3- EBER (10E-3)                                                           N/A
-------------------------------------------------------------------------------------------------------------------------------
8.1.7             ALL PLESIOCHRONOUS PHYSICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           118.   Detection of Trib.-AIS                                                                  N/A
-------------------------------------------------------------------------------------------------------------------------------
           119.   Detection of Trib.-LOS                                                                  N/A
-------------------------------------------------------------------------------------------------------------------------------
           120.   Detection of Trib.-LOF                                                                  N/A
-------------------------------------------------------------------------------------------------------------------------------
           121.   Insertion of AIS upon detection of Trib.-AIS, Trib.-LOS,
                  Trib.-LOF N/A
-------------------------------------------------------------------------------------------------------------------------------
8.1.8             SETS AND SETPI
-------------------------------------------------------------------------------------------------------------------------------
           122.   Detection of Sync. Source Fail                                          C
-------------------------------------------------------------------------------------------------------------------------------
           123.   Detection of SETG - Hold                                                C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           124.   Detection of SETG - Out of Lock                                         C
-------------------------------------------------------------------------------------------------------------------------------
           125.   Detection of SETG - Fail                                                C
-------------------------------------------------------------------------------------------------------------------------------
           126.   Detection of Sync. Degrade                                              C
-------------------------------------------------------------------------------------------------------------------------------
           127.   Detection of Excessive Sync. Degrade                                    C
-------------------------------------------------------------------------------------------------------------------------------
           128.   Detection of Sync. Source Threshold Crossing                            NC
-------------------------------------------------------------------------------------------------------------------------------
           129.   Detection of Sync. LOS                                                  C
-------------------------------------------------------------------------------------------------------------------------------
8.1.9             MANAGEMENT COMMUNICATION FUNCTION
-------------------------------------------------------------------------------------------------------------------------------
           130.   Detection of Remote Control Input Active                                C
-------------------------------------------------------------------------------------------------------------------------------
           131.   Detection of RS - Qecc Comms Fail (LAPD Alarm)                          C
-------------------------------------------------------------------------------------------------------------------------------
           132.   Detection of MS - Qecc Comms Fail (LAPD Alarm)                          C
-------------------------------------------------------------------------------------------------------------------------------
8.1.10            SYSTEMS MANAGEMENT FUNCTION
-------------------------------------------------------------------------------------------------------------------------------
           133.   Detection of Secondary Power Fail                                       C
-------------------------------------------------------------------------------------------------------------------------------
           134.   Detection of Primary Power Fail                                         C
-------------------------------------------------------------------------------------------------------------------------------
           135.   Detection of Re-Boot Fail                                               C
-------------------------------------------------------------------------------------------------------------------------------
           136.   Detection of Configuration Data Integrity Check Failure                 C
-------------------------------------------------------------------------------------------------------------------------------
           137.   Detection of System Software Integrity Check Failure                    C
-------------------------------------------------------------------------------------------------------------------------------
           138.   Detection of Network Element Controller Fail                            C
-------------------------------------------------------------------------------------------------------------------------------
           139.   Detection of Card Protection Switch Failure                             C
-------------------------------------------------------------------------------------------------------------------------------
           140.   Detection of Card Out                                                   C
-------------------------------------------------------------------------------------------------------------------------------
           141.   Detection of Card Fail (upon detection of internal parity
                  mismatch C etc.)
-------------------------------------------------------------------------------------------------------------------------------
           142.   Detection of Wrong Card                                                 C
-------------------------------------------------------------------------------------------------------------------------------
           143.   Network Protection Switch Failure                                       C
-------------------------------------------------------------------------------------------------------------------------------
8.2               STATUS EVENTS
-------------------------------------------------------------------------------------------------------------------------------
           144.   Configuration Data Integrity Fail                                       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           145.   System Software Integrity Fail (NES REBOOT IN THE EVENT OF
                  FAILURE)                                                                NA
-------------------------------------------------------------------------------------------------------------------------------
           146.   Laser Restart for Test                                                  NC
-------------------------------------------------------------------------------------------------------------------------------
           147.   Synchronous Equipment Timing Generator A/B active                       NC
-------------------------------------------------------------------------------------------------------------------------------
           148.   Synchronisation Source Quality Change                                   C
-------------------------------------------------------------------------------------------------------------------------------
           149.   Synchronisation Source Switch Event                                     C
-------------------------------------------------------------------------------------------------------------------------------
           150.   External Synchronisation Output Squelched                               C
-------------------------------------------------------------------------------------------------------------------------------
           151.   Section Layer Protection Switch Active                                  C
-------------------------------------------------------------------------------------------------------------------------------
           152.   Network Protection Switch Event                                         C
-------------------------------------------------------------------------------------------------------------------------------
           153.   Card Protection Switch Active                                           C
-------------------------------------------------------------------------------------------------------------------------------
           154.   Fault / Status Log Capacity Exceeded (CAPACITY IS NEVER
                  EXCEEDED)                                                               NA
-------------------------------------------------------------------------------------------------------------------------------
           155.   Configuration Data Transaction Log Capacity Exceeded                    NA
-------------------------------------------------------------------------------------------------------------------------------
           156.   Performance Monitoring Log Capacity Exceeded                            NA
-------------------------------------------------------------------------------------------------------------------------------
           157.   Access  Log Capacity Exceeded                                           NA
-------------------------------------------------------------------------------------------------------------------------------
           158.   Software Download in Progress                                           C
-------------------------------------------------------------------------------------------------------------------------------
           159.   Software Download Failure                                               C
-------------------------------------------------------------------------------------------------------------------------------
           160.   Software Download Failure - Retry in Progress                           C
-------------------------------------------------------------------------------------------------------------------------------
           161.   Software Download Complete                                              C
-------------------------------------------------------------------------------------------------------------------------------
           162.   Card Restoration Complete                                               C
-------------------------------------------------------------------------------------------------------------------------------
           163.   Re-Boot Restoration Complete                                            C
-------------------------------------------------------------------------------------------------------------------------------
           164.   Electronic Label Update                                                 C
-------------------------------------------------------------------------------------------------------------------------------
8.3               ALARM EVENT HANDLING
-------------------------------------------------------------------------------------------------------------------------------
           165.   Alarm Persistence Filter (filtering of toggling alarms)                 C
-------------------------------------------------------------------------------------------------------------------------------
           166.   Alarm Correlation Filter (F3 filter, suppression of consequent
                  NC alarms)
-------------------------------------------------------------------------------------------------------------------------------
           167.   Alarm Inversion Facility                                                NC
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           168.   Performance of the alarm throughput > 10 alarms per second              NC
-------------------------------------------------------------------------------------------------------------------------------
           169.   It is possible to block/unblock each single traffic relevant
                  alarm C per port                                                        C
-------------------------------------------------------------------------------------------------------------------------------
           170.   It is possible to block/unblock each single traffic relevant
                  alarm C group per card                                                  C
-------------------------------------------------------------------------------------------------------------------------------
           171.   It is possible to block/unblock each single traffic relevant
                  alarm C group per NE                                                    C
-------------------------------------------------------------------------------------------------------------------------------
           172.   Indication of Alarm Event Forwarding Suppression per
                  functional C unit (e.g. Regenerator Section ...)                        C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
9                 CONFIGURATION MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
9.1               GENERAL
-------------------------------------------------------------------------------------------------------------------------------
           173.   Upload of Configuration Data - on single command                                         NC
-------------------------------------------------------------------------------------------------------------------------------
           174.   Upload of Configuration Data - on bulk command                                           NC
-------------------------------------------------------------------------------------------------------------------------------
           175.   Download of Configuration Data - on bulk command                                         NC
-------------------------------------------------------------------------------------------------------------------------------
9.2               CONFIGURATION OF FUNCTIONAL BLOCKS
-------------------------------------------------------------------------------------------------------------------------------
9.2.1             ALL SYNCHRONOUS OPTICAL INTERFACES
-------------------------------------------------------------------------------------------------------------------------------
           176.   Enable / Disable Automatic Laser Shutdown                                                NC
-------------------------------------------------------------------------------------------------------------------------------
           177.   Enable / Disable Laser                                                                   NC
-------------------------------------------------------------------------------------------------------------------------------
           178.   Enable Laser for Test Purposes (2s / 90s) NC
-------------------------------------------------------------------------------------------------------------------------------
9.2.2             ALL MULTIPLEX SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           179.   Set Threshold Signal Degrade                                            C
-------------------------------------------------------------------------------------------------------------------------------
           180.   Set Threshold B2-EBER                                                   C
-------------------------------------------------------------------------------------------------------------------------------
9.2.3             ALL REGENERATOR SECTION TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           181.   Set Threshold B1-EBER                                                   C
-------------------------------------------------------------------------------------------------------------------------------
9.2.4             ALL HIGH ORDER PATH TERMINATION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           182.   Set Threshold B3-EBER                                                  N/A      N/A
-------------------------------------------------------------------------------------------------------------------------------
           183.   Set Threshold HP-FEBE                                                  N/A      N/A
-------------------------------------------------------------------------------------------------------------------------------
           184.   Enable / Disable consequent actions from detection of HP-TIM
                  (per N/A N/A Path)                                                     N/A      N/A
-------------------------------------------------------------------------------------------------------------------------------
           185.   Enable / Disable consequent actions from detection of HP-SLM
                  (per N/A N/A Path)                                                     N/A      N/A
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           186.   Set expected Signal Label (per Path)                                   N/A      N/A
-------------------------------------------------------------------------------------------------------------------------------
           187.   Set expected Path Trace (per Path)                                     N/A      N/A
-------------------------------------------------------------------------------------------------------------------------------
9.2.5             ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-------------------------------------------------------------------------------------------------------------------------------
           188.   Set Threshold B3-EBER                                                   C
-------------------------------------------------------------------------------------------------------------------------------
           189.   Set Threshold HP-FEBE                                                   C
-------------------------------------------------------------------------------------------------------------------------------
           190.   Set expected Signal Label (per Path)                                    C
-------------------------------------------------------------------------------------------------------------------------------
           191.   Set expected Path Trace (per Path)                                      C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
10                NETWORK PROTECTION
-------------------------------------------------------------------------------------------------------------------------------
10.1              HIGHER ORDER LINEAR VC TRAIL PROTECTION (SINGLE ENDED)
-------------------------------------------------------------------------------------------------------------------------------
           192.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           193.   Detection Criterion Signal Degrade (B3 Bit Error Rate)                  NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           194.   Switch-Over Completion Time less than 300ms                             NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           195.   Configurable Hold-Off Time                                              NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           196.   Enable / Disable Automatic Switching                                    NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           197.   Manual Switching via Management Interface                               NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           198.   Configurable Wait Time to Restore                                       NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
10.2              HIGHER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I)
-------------------------------------------------------------------------------------------------------------------------------
           199.   Detection Criterion Signal Fail (AU-AIS, AU-LOP)                        NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           200.   Switch-Over Completion Time less than 100ms                             NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           201.   Configurable Hold-Off Time                                              NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           202.   Enable / Disable Automatic Switching                                    NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           203.   Manual Switching via Management Interface                               NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
           204.   Configurable Wait Time to Restore                                       NC      NC       NC
-------------------------------------------------------------------------------------------------------------------------------
10.3              1+1 LINE PROTECTION
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           205.   MSP function on all aggregates                                          C
-------------------------------------------------------------------------------------------------------------------------------
           206.   MSP function on all optical tributaries                                 C
-------------------------------------------------------------------------------------------------------------------------------
           207.   MSP function on all electrical STM-1 tributaries                        N/A      N/A      C
-------------------------------------------------------------------------------------------------------------------------------
           208.   Detection Criterion Signal Fail and Signal Degrade according
                  to C Section 2.3 of ITU-T rec. G.783                                    C
-------------------------------------------------------------------------------------------------------------------------------
           209.   Switch-Over Completion Time less than 50ms                              C
-------------------------------------------------------------------------------------------------------------------------------
           210.   Enable / Disable Automatic Switching                                    C
-------------------------------------------------------------------------------------------------------------------------------
           211.   Manual Switching via Management Interface                               C
-------------------------------------------------------------------------------------------------------------------------------
           212.   Configurable Wait Time to Restore                                       C
-------------------------------------------------------------------------------------------------------------------------------
10.4              MS SHARED RING PROTECTION (MSBSHR)-
                  FOLLOWING ANSWERS GIVEN FOR MS-SPRING
-------------------------------------------------------------------------------------------------------------------------------
           213.   Detection Criterion Signal Fail and Signal Degrade according
                  to C Section 2.3 of ITU-T rec. G.783                                    C
-------------------------------------------------------------------------------------------------------------------------------
           214.   Switch-Over Completion Time less than 50ms                              C
-------------------------------------------------------------------------------------------------------------------------------
           215.   Manual Switching via Management Interface                               C
-------------------------------------------------------------------------------------------------------------------------------
           216.   Revertive Switching                                                     C
-------------------------------------------------------------------------------------------------------------------------------
           217.   Configurable Wait Time to Restore                                       C
-------------------------------------------------------------------------------------------------------------------------------
           218.   Maximum number of network elements in the ring                          16      32
-------------------------------------------------------------------------------------------------------------------------------
           219.   It is possible to configure (unprotected) low priority traffic          NC      NC       C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
11                OPERATION AND MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------------
11.1              GENERAL
-------------------------------------------------------------------------------------------------------------------------------
           220.   Event buffer                                                            C
-------------------------------------------------------------------------------------------------------------------------------
           221.   Heart Beat Function                                                     C
-------------------------------------------------------------------------------------------------------------------------------
           222.   Re-boot function                                                        C
-------------------------------------------------------------------------------------------------------------------------------
           223.   Real time clock function                                                C
-------------------------------------------------------------------------------------------------------------------------------
           224.   NSAP Address modification                                               C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
           225.   Local Software Download                                                 C                        Supported,
                                                                                                                     but NUM
                                                                                                                   recommended
-------------------------------------------------------------------------------------------------------------------------------
           226.   Remote Software Download                                                C
-------------------------------------------------------------------------------------------------------------------------------
           227.   Manager Decision Process for equipment access control                   C
-------------------------------------------------------------------------------------------------------------------------------
           228.   Display of VC-4 Path Trace at HPT                                      N/A
-------------------------------------------------------------------------------------------------------------------------------
           229.   Display of VC-4 Signal Label at HPT                                    N/A
-------------------------------------------------------------------------------------------------------------------------------
           230.   Display of VC-4 Path Trace at HPOM                                      C
-------------------------------------------------------------------------------------------------------------------------------
           231.   Display of VC-4 Signal Label at HPOM                                    C
-------------------------------------------------------------------------------------------------------------------------------
           232.   Display of Optical Transmit Power Level                                 C
-------------------------------------------------------------------------------------------------------------------------------
11.2              LOGS
-------------------------------------------------------------------------------------------------------------------------------
           233.   Alarm / Status Log                                                      C
-------------------------------------------------------------------------------------------------------------------------------
           234.   Performance Log                                                         C
-------------------------------------------------------------------------------------------------------------------------------
           235.   Configuration  Log                                                      C
-------------------------------------------------------------------------------------------------------------------------------
           236.   Access Control  Log                                                     C
-------------------------------------------------------------------------------------------------------------------------------
11.3              REDUNDANCY
-------------------------------------------------------------------------------------------------------------------------------
           237.   1+1 (electrical) Tributary Card Protection STM-1 G.703                 N/A      N/A     Tbc
-------------------------------------------------------------------------------------------------------------------------------
           238.   1+1 Protection of all Central Traffic Carrying Cards                    C
-------------------------------------------------------------------------------------------------------------------------------
           239.   1+1 Protection of Clock System                                          C
-------------------------------------------------------------------------------------------------------------------------------
           240. Duration less than 5s for card protection automatic switch over           C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
11.4              EQUIPMENT TESTING FUNCTIONS
-------------------------------------------------------------------------------------------------------------------------------
           241.   Integrity Check of Configuration Data                                   C
-------------------------------------------------------------------------------------------------------------------------------
           242.   Integrity Check of System Software                                     N/A
-------------------------------------------------------------------------------------------------------------------------------
           243.   Configuration of Loop Back on all PDH Interface Cards                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
           244.   Configuration of Loop Back on all electrical SDH Interface Cards        NC      NC      TBC
-------------------------------------------------------------------------------------------------------------------------------
           245.   Configuration of Loop Back on all optical SDH Interface Cards           NC      NC
-------------------------------------------------------------------------------------------------------------------------------
           246.   Configuration of Loop Back on the HPC functional block                  C
-------------------------------------------------------------------------------------------------------------------------------
           247.   Test Interface on all electrical interfaces                             NC
-------------------------------------------------------------------------------------------------------------------------------
           248.   Optical Line Testing                                                    C
-------------------------------------------------------------------------------------------------------------------------------
11.5              INVENTORY DATA
-------------------------------------------------------------------------------------------------------------------------------
           249.   Electronic Label Read Access via Management Interfaces                  C
-------------------------------------------------------------------------------------------------------------------------------
           250.   Automatic Electronic Label Upgrade                                      C
-------------------------------------------------------------------------------------------------------------------------------
           251.   Compatibility Check of Equipment Hardware Releases                      C
-------------------------------------------------------------------------------------------------------------------------------
           252.   Compatibility Check of Equipment Firmware Releases                      C
-------------------------------------------------------------------------------------------------------------------------------
           253.   Compatibility Check of Equipment Software Releases                      C
-------------------------------------------------------------------------------------------------------------------------------
           254.   Compatibility Check of Equipment Software Releases to the               C
                  Management System
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
12                ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL COMPATIBILITY AND SAFETY
-------------------------------------------------------------------------------------------------------------------------------
12.1              CLIMATIC CONDITIONS
-------------------------------------------------------------------------------------------------------------------------------
           255.   Stationary Use Conditions acc. to prETS 300 019-2-3 Class T 3.2         C                        PrETS 300
                                                                                                                     019-3
-------------------------------------------------------------------------------------------------------------------------------
           256.
-------------------------------------------------------------------------------------------------------------------------------
12.2       257.   ELECTROMAGNETIC COMPATIBILITY
-------------------------------------------------------------------------------------------------------------------------------
           258.   Compliance with EN 55022 class B                                        C
-------------------------------------------------------------------------------------------------------------------------------
           259.   Compliance with EN 50082                                                C                        EN 50082-1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           NO.    ITEM                                                                   SOC      SOC     SOC      REF. NO.
                                                                                          T1      T2       T3
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
12.3              SAFETY REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------------------
           260.   Compliance with EN 60950                                                C
-------------------------------------------------------------------------------------------------------------------------------
           261.   Compliance with IEC 825-1 and IEC 825-2                                 C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
13                PHYSICAL CONSTRUCTION
-------------------------------------------------------------------------------------------------------------------------------
           262.   Rack size according to ETSI 300 119, 600 mm x 300 mm                    C
-------------------------------------------------------------------------------------------------------------------------------
           263.   System installation and h/w upgrade via front access possible           C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
14                POWER SUPPLY
-------------------------------------------------------------------------------------------------------------------------------
           264.   Nominal input voltage -48V                                              C
-------------------------------------------------------------------------------------------------------------------------------
           265.   Minimum accepted input voltage                                          -39 V
-------------------------------------------------------------------------------------------------------------------------------
           266.   Maximum accepted input voltage                                          -75 V
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
15                AVAILABILITY
-------------------------------------------------------------------------------------------------------------------------------
           267.   The supplier shall provide MTBF figures for each functional             IR       IR      IR        Attached
                  unit of the offered equipment based on his statistical evaluations according to the template as attached in Annex 1
-------------------------------------------------------------------------------------------------------------------------------
           268.
-------------------------------------------------------------------------------------------------------------------------------
16                POWER CONSUMPTION
-------------------------------------------------------------------------------------------------------------------------------
           269.   The supplier shall provide worst case power consumption                 IR       IR      IR        Attached
                  figures for each functional unit of the offered equipment according to the template as attached in Annex 1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
17                SYSTEM MANUALS
-------------------------------------------------------------------------------------------------------------------------------
           270.   System Description in Hypertext Format on CD                                                      ftp format
-------------------------------------------------------------------------------------------------------------------------------
           271.   System O&M Manuals in Hypertext Format on CD                                                      ftp format
-------------------------------------------------------------------------------------------------------------------------------

REFERENCES

1.1  REFERENCES TO STANDARDS

====================================================================================================================================
STANDARD            STATUS    DATE      TITLE
------------------------------------------------------------------------------------------------------------------------------------
CECC 86 275-80                09/95     Detail Specification: Connector sets for optical fibres and cables Type LSH-HRL
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.703                   04/91     Physical/Electrical characteristics of Hierarchical Digital Interfaces
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.707                   1991      Synchronous digital hierarchy bit rates
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.782                   1994      Types and general characteristics of synchronous digital hierarchy (SDH) equipment
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.783                   1994      Characteristics of synchronous digital hierarchy /SDH) equipment functional blocks
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.813                   1996      Timing Characteristics of SDH equipment slave clocks.
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.825                   1993      The control of Jitter and Wander within Digital Networks which are based on synchronous digital hierarchy
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.826                   11/93     Error performance parameters and objectives for International constant
                                        Bit Rate Digital Paths at or above the Primary Rate
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.841                   1995      Types and Characteristics of SDH Network Protection Architectures
------------------------------------------------------------------------------------------------------------------------------------
ITU-T G.957                   1993      Optical Interfaces and Systems relating to the synchronous digital hierarchy
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ETS 300 019         pr        02/92     Environmental conditions and Environmental Tests for Telecommunications Equipment
                                        Part A: Introduction and Terminology
                                        Part B: classification of Environmental conditions
------------------------------------------------------------------------------------------------------------------------------------
ETS 300 119                             European Telecommunication Standard for Equipment Practice
                              03/93     Part 2: Engineering Requirements for Racks
                              09/93     Part 3: Engineering Requirements for Miscellaneous Racks and cabinets
                              09/93     Part 4: Engineering Requirements for Subracks
------------------------------------------------------------------------------------------------------------------------------------
ETS 300 253                   01/95     Earthing and bonding of telecommunication equipment in telecommunication centres
------------------------------------------------------------------------------------------------------------------------------------
EN 41003                      1991      Particular safety requirements for equipment to be connected to telecommunication network
------------------------------------------------------------------------------------------------------------------------------------
EN 55022                      05/95     Grenzwerte und Messverfahren fur Funkstorungen von Einrichtungen der Informationstechnik
------------------------------------------------------------------------------------------------------------------------------------
EN 50082                                Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                              12/94     Part 1: Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit -
                                                Teil 1: Wohnbereich, Geschafts- und Gewerbebereiche sowie Kleinbetriebe
                              02/96     Part 2: Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit -
                                                Teil 2: Industriebereich
------------------------------------------------------------------------------------------------------------------------------------
DIN 47295                               HF-Steckverbindung 1,6/5,6: Wellenwiderstand 75 Ohm
====================================================================================================================================

                               EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems         Reference No.: 07.8100

                                              otel.o Document No.: ST-rfx-0007

                                              Chapter: 8

                                              Item No.: 100, 101, 107, 108, 109
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Detection of HP-Trace Invalid

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

This functionality is available for 34Mbit/s signal only.






--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /      Compliant development planned until      / /T1   / /T2      / /after T2

/ /      Further Development planned but not compliant with o.tel.o requirements

/ /      No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                               EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems         Reference No.: 07.81123

                                              otel.o Document No.: ST-rfx-0007

                                              Chapter: 8

                                              Item No.: 123
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Detection of Excessive Sync. Degrade

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

There isn't any separation between the sync. Degrade and the Excessive Sync. Degrade. The next stage after the Sync. Degrade is detected, it will become the holdover status and the holdover alarm will be raised.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /      Compliant development planned until      / /T1   / /T2      / /after T2

/ /      Further Development planned but not compliant with o.tel.o requirements

/ /      No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                               EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems       Reference No.: 07.12217

                                            otel.o Document No.: ST-rfx-0007

                                            Chapter: 1

                                            Item No.: 17, 18
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Coloured Interfaces 100/50 GHz Channel Spacing

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
The next generation TN-16X DWDM Transmitter and Regenerator provide a high performance tight wavelength optical signal aligned with the 200 GHz ITU-T grid with a wavelength tolerance of +/- 0.25 nm and provisionable output power. Thus, TN-16X terminal equipment may be used in a variety of configurations, providing a flexible system that may be integrated and expanded as customers require. Together with appropriate DWDM optical couplers, the TN-16X DWDM hardware provides a complete Nortel DWDM system with information capacity of up to 20 Gb/s based on an eight wavelength plan.





--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /      Compliant development planned until      / /T1   / /T2      / /after T2

/ /      Further Development planned but not compliant with o.tel.o requirements

/ /      No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems         Reference No.: 07.82150

                                              otel.o Document No.: ST-rfx-0007

                                              Chapter: 8

                                              Item No.: 150, 151,152, 153
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Status Events Log Capacity Exceeded

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

Log reports are generated when an event occurs within the TN-16X system and are generated by both the Network element (NE) and the Operations controller
(OPC). Each report generated is stored for later viewing and/or printing. Although many logs are informational only, some indicate trouble conditions. In these cases, trouble-clearing procedures are provided.

The OPC contains a fixed amount of archive storage (5 megabytes) for the storage of both OPC and network element logs. When this storage is full, new logs overwrite existing logs. The logs collected by the OPC can be viewed using the OPC Event Browser tool. When there is a lot of NE log activity the log is periodically transferred to the OPC (when the size threshold is crossed) to eliminate the possibility of lost data.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /      Compliant development planned until      / /T1   / /T2      / /after T2

/ /      Further Development planned but not compliant with o.tel.o requirements

/ /      No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: Nortel Dasa Network Systems          Reference No.: 07.92179

                                               otel.o Document No.: ST-rfx-0007

                                               Chapter: 9

                                               Item No.: 179
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Set Threshold HP-FEBE

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------

The threshold value is fixed.




--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ /      Compliant development planned until      / /T1   / /T2      / /after T2

/ /      Further Development planned but not compliant with o.tel.o requirements

/ /      No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------

                        SYSTEM FEATURE DESCRIPTION TN-1C


-------------------------------------------------------------------------------

ID                        ST-RFX-0010
REVISION                  1.0 / APPROVED
DATE                      09 Apr 1999
CONFIDENCE                CCG CONFIDENTIAL

-------------------------------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung


FILENAME                  System Feature Description TM-N-1-10

-------------------------------------------------------------------------------

DESCRIPTION               This document lists the features of the TM-N/1
                          Equipment, wheras N=1, 4

                          The equipment shall mainly be applied as SDH trail or connection terminating mux at customer premises.

-------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  /  09/04/99  /  J. Gimmler

-------------------------------------------------------------------------------

1        REQUESTED FEATURES

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
1                    INTERFACE TYPES
-----------------------------------------------------------------------------------------------------------------------------
1.1                  TRIBUTARY INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                1.   2 Mbit/s G.703                                                         C
-----------------------------------------------------------------------------------------------------------------------------
                2.   2 Mbit/s G.704 frame monitoring option on incoming traffic (with       C
                     Rel. 3 HW)
-----------------------------------------------------------------------------------------------------------------------------
                3.   2 Mbit/s, retiming 250 us buffer                                       C
-----------------------------------------------------------------------------------------------------------------------------
                4.   34 Mbit/s G.703                                                        C
-----------------------------------------------------------------------------------------------------------------------------
                5.   45 Mbit/s G.703                                                        C
-----------------------------------------------------------------------------------------------------------------------------
                6.   STM-1 G.703                                                            NC
-----------------------------------------------------------------------------------------------------------------------------
                7.   S-1.1                                                                  NC
-----------------------------------------------------------------------------------------------------------------------------
1.2                  AGGREGATE INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                8.   STM-1 G.703                                                            NC
-----------------------------------------------------------------------------------------------------------------------------
                9.   S-1.1                                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                10.  L-1.1                                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                11.  S-4.1                                                                  NC
-----------------------------------------------------------------------------------------------------------------------------
                12.  L-4.1                                                                  NC
-----------------------------------------------------------------------------------------------------------------------------
1.3                  EQUIPPING OF INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
1.3.1                TRIBUTARY INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                13.  Up to (t.b.d.) electrical 2 Mbit/s ports can be equipped               IR
                     16 X 2 MBIT/S PORTS CAN BE EQUIPPED WITH 8 X 2 MBIT/S PORTS
                     ON THE MAIN BOARD AND 8 X 2 MBIT/S PORTS ON THE TRIBUTARY
                     EXTENSION CARD TN-1C REL. 5 - UP TO 32 X 2 MBIT/S PORTS CAN
                     BE EQUIPPED WITH 8 X 2 MBIT/S PORTS ON THE MAIN BOARD AND
                     24 X 2 MBIT/S PORTS ON THE TRIBUTARY EXTENSION CARD
-----------------------------------------------------------------------------------------------------------------------------
                14.  Up to (t.b.d.) electrical 34 Mbit/s ports can be equipped              IR
                     2 X 34/45 MBIT/S PORTS CAN BE EQUIPPED ON THE TRIBUTARY
                     EXTENSION CARD (IN ADDITION TO THE 8 X 2 MBIT/S PORTS ON
                     THE MAIN BOARD)
-----------------------------------------------------------------------------------------------------------------------------
                15.  Up to (t.b.d.) electrical 45 Mbit/s ports can be equipped              IR
                     SEE RESPONSE TO 1.3.1 (14) ABOVE
-----------------------------------------------------------------------------------------------------------------------------
                16.  Up to (t.b.d.) el. 155 Mbit/s ports can be equipped                    IR
                     NOT APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2                    CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
2.1                  CONNECTION TYPES
-----------------------------------------------------------------------------------------------------------------------------
                17.  Bi-directional Connections on VC-12 level                              C
-----------------------------------------------------------------------------------------------------------------------------
                18.  Bi-directional Connections on VC-3 level                               C
-----------------------------------------------------------------------------------------------------------------------------
                19.  Bi-directional Connections on VC-4 level                               C
-----------------------------------------------------------------------------------------------------------------------------
                20.  Bi-directional Connections of contiguously concatenated  VC-4          NA
                     (VC-4-4c)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2.2                  QUANTITATIVE REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------
2.2.1                HIGHER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                21.  HO termination of (t.b.d.) * VC-4 equivalents from aggregate           IR     IR      IR

                     THE FOLLOWING BI-DIRECTIONAL CONNECTIONS ARE SUPPORTED:

                     o NO CONNECTION
                     IF THERE IS NO CONNECTION, THE CHANNEL IS NOT IN USE.
                     THEREFORE NO LOW ORDER PATH (LP) ALARMS AND BNO TU ALARMS
                     (TU-LOP AND TU-AIS) ARE REPORTED FOR THIS CHANNEL.

                     o ADD/DROP CONNECTION
                     A TRIBUTARY SIGNAL IS CONNECTED TO A SPECIFIC CHANNEL (TU)
                     IN THE STM-1 SIGNAL. THE 34/45 MBIT/S TRIBUTARIES ARE
                     ASSOCIATED WITH A TU-3, WHILE THE 2 MBIT/S TRIBUTARIES ARE
                     ASSOCIATED WITH TU-12S. FOR UNPROTECTED CONNECTIONS, THE
                     TRIBUTARY IS CONNECTED TO ONE OF THE AGGREGATE PORTS. FOR
                     PROTECTED CONNECTIONS AN ALTERNATIVE PAYLOAD INSTANCE IN
                     THE OTHER AGGREGATE PORTS FOR PATH PROTECTION IS SPECIFIED.

                     o THROUGH CONNECTION
                     A THROUGH CONNECTION CONNECTS MATCHING CHANNELS BETWEEN AGGREGATES
                     A AND B

                     o VC-4 PASSTHROUGH CONNECTION
                     THIS CONNECTS THE VC-4 CONTAINED IN THE STM-1 SIGNAL
                     BETWEEN AGGREGATES A AND B AND WHEN PROVISIONED ALL OTHER
                     PASS CONNECTIONS MUST BE FREE. WHEN A VC-4 PASSTHROUGH
                     CONNECTION IS PROVISIONED, ONLY THE RS, MS AND AU-AIS
                     ALARMS ARE ENABLED.
-----------------------------------------------------------------------------------------------------------------------------
                22.  HO add/drop of (t.b.d.) * VC-4 equivalents from aggregate
                     west                                                                   IR     IR      IR
                     SEE RESPONSE TO 2.2.1 (21) ABOVE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                23.  HO add/drop of (t.b.d.) * VC-4 equivalents from aggregate
                     west                                                                   IR     IR      IR
                     SEE RESPONSE TO 2.2.1 (21) ABOVE
-----------------------------------------------------------------------------------------------------------------------------
2.2.2                LOWER ORDER CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
                24.  LO termination of (t.b.d.) * VC-4 equivalents from aggregate           IR     IR      IR
                     SEE RESPONSE TO 2.2.1 (21) ABOVE
-----------------------------------------------------------------------------------------------------------------------------
                25.  LO add/drop of (t.b.d.) * VC-4 equivalents from aggregate
                     west                                                                   IR     IR      IR
                     SEE RESPONSE TO 2.2.1 (21) ABOVE
-----------------------------------------------------------------------------------------------------------------------------
                26.  LO add/drop of (t.b.d.) * VC-4 equivalents from aggregate
                     west                                                                   IR     IR      IR
                     SEE RESPONSE TO 2.2.1 (21) ABOVE
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
3                    SYNCHRONISATION
-----------------------------------------------------------------------------------------------------------------------------
3.1                  INTERNAL EQUIPMENT TIMING
-----------------------------------------------------------------------------------------------------------------------------
3.1.1                TIMING SOURCES
-----------------------------------------------------------------------------------------------------------------------------
                27.  STM-N timing                                                           C
-----------------------------------------------------------------------------------------------------------------------------
                28.  2048 kHz timing                                                        NC
-----------------------------------------------------------------------------------------------------------------------------
                29.  Internal Oscillator acc. to G.813                                      C
-----------------------------------------------------------------------------------------------------------------------------
3.1.2                TIMING SOURCE QUALITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
                30.  STM-N Timing at all SDH i/fs (Timing Marker Support)                   NC
-----------------------------------------------------------------------------------------------------------------------------
                31.  2048 kHz timing, fixed to G.811 quality                                NC
-----------------------------------------------------------------------------------------------------------------------------
                32.  2048 kHz timing, configurable timing source quality                    NC
-----------------------------------------------------------------------------------------------------------------------------
3.1.3                TIMING SOURCE PRIORITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
                33.  Priority List of (at least 6 entries)                                  NC
-----------------------------------------------------------------------------------------------------------------------------
3.1.4                SELECTION ALGORITHMS
-----------------------------------------------------------------------------------------------------------------------------
                34.  Autonomous Timing Source Selection                                     C
-----------------------------------------------------------------------------------------------------------------------------
                35.  Manual Timing Source Selection                                         C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
3.2                  EXTERNAL  TIMING OUTPUT (T4)
-----------------------------------------------------------------------------------------------------------------------------
3.2.1                TIMING  OUTPUT PORT
-----------------------------------------------------------------------------------------------------------------------------
                36.  One 2048 kHz timing output port                                        NC
-----------------------------------------------------------------------------------------------------------------------------
                37.  Configurable timing output squelch function                            NC
-----------------------------------------------------------------------------------------------------------------------------
3.2.2                TIMING SOURCES
-----------------------------------------------------------------------------------------------------------------------------
                38.  STM-N  timing                                                          C
-----------------------------------------------------------------------------------------------------------------------------
3.2.3                TIMING SOURCE QUALITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
                39.  STM-N Timing (Timing Marker Support)                                   NC
-----------------------------------------------------------------------------------------------------------------------------
3.2.4                TIMING SOURCE PRIORITY LEVELS
-----------------------------------------------------------------------------------------------------------------------------
                40.  Priority List (at least 7 entries)                                     NC
-----------------------------------------------------------------------------------------------------------------------------
3.2.5                SELECTION ALGORITHMS
-----------------------------------------------------------------------------------------------------------------------------
                41.  Autonomous timing source selection                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                42.  Manual Timing Source selection                                         NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
4                    MANAGEMENT COMMUNICATION
-----------------------------------------------------------------------------------------------------------------------------
4.1                  COMMUNICATION INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                43.  F- Interface   (RS 232)                                                C
-----------------------------------------------------------------------------------------------------------------------------
                44.  Q I/F (Ethernet)                                                       C
-----------------------------------------------------------------------------------------------------------------------------
                45.  Q- interface as gateway to the EMS                                     C
-----------------------------------------------------------------------------------------------------------------------------
                46.  Qecc via any ECCR  on optical  interfaces                              C
-----------------------------------------------------------------------------------------------------------------------------
                47.  Qecc via any ECCM on optical  interfaces (with Rel 5 - C)              NC
-----------------------------------------------------------------------------------------------------------------------------
                48.  Qecc via any ECCR  on electrical  interfaces                           NC
-----------------------------------------------------------------------------------------------------------------------------
                49.  Qecc via any ECCM on electrical  interfaces                            NC
-----------------------------------------------------------------------------------------------------------------------------
                50.  Qecc Routing (level 2 IS-IS acc. to ISO 10589-8473)                    C
-----------------------------------------------------------------------------------------------------------------------------
                51.  Domain Partitioning Repair function                                    C
-----------------------------------------------------------------------------------------------------------------------------
                52.  Definition of Manual Adjacencies (NSAP of dedicated NE)                C
-----------------------------------------------------------------------------------------------------------------------------
                53.  Manual definition of reachable addresses (set address
                     prefix)                                                                C
-----------------------------------------------------------------------------------------------------------------------------
                54.  ECC can be inserted / extracted to/from VC-4 POH Byte                  NC
                     (Application: for transparent transmission of ECC via other operator's SDH network)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                55.  F2 Byte can be inserted / extracted via V.11 Interface NC
                     (Application: for transparent transmission of ECC via
                     bridge and other operator's SDH network)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
4.2                  O & M INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                56.  8 x Remote Control Inputs                                              C
-----------------------------------------------------------------------------------------------------------------------------
                57.  Remote Control Outputs                                                 C
-----------------------------------------------------------------------------------------------------------------------------
                58.  Card LED support                                                       C
-----------------------------------------------------------------------------------------------------------------------------
                59.  Subrack LED support (with RAA - C)                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                60.  Rack Alarm support                                                     C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
5                    PERFORMANCE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
                61.  Performance History Data Collection (ES, SES and UAT) ...              C
-----------------------------------------------------------------------------------------------------------------------------
                62.  at any MST - ?                                                         NC
-----------------------------------------------------------------------------------------------------------------------------
                63.  at any RST - ?                                                         NC
-----------------------------------------------------------------------------------------------------------------------------
                64.  at any VC-4 TTP                                                        C
-----------------------------------------------------------------------------------------------------------------------------
                65.  at any VC-3 TTP                                                        C
-----------------------------------------------------------------------------------------------------------------------------
                66.  at any VC-12 TTP                                                       C
-----------------------------------------------------------------------------------------------------------------------------
                67.  at any AU-4 CTP - ?                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                68.  at any VC-3 CTP - ?                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                69.  at any VC-12 CTP - ?                                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                70.  for any AU-4 Tandem Connection - ?                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                71.  for any TU-3 Tandem Connection - ?                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                72.  for any TU-12 Tandem Connection - ?                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                73.  from remote TTPs based on FEBE evaluation - ?                          NC
-----------------------------------------------------------------------------------------------------------------------------
                74.  Threshold Crossing Notification                                        C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
6                    FAULT AND STATUS MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
6.1                  DETECTED ANOMALIES, DEFECTS AND CONSEQUENT ACTIONS
-----------------------------------------------------------------------------------------------------------------------------
6.1.1                ALL SYNCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                75.  Detection of Transmit Fail on any optical STM-N interface              NC
-----------------------------------------------------------------------------------------------------------------------------
                76.  Detection of Laser Shutdown on any optical interface                   C
-----------------------------------------------------------------------------------------------------------------------------
                77.  Detection of disabled ALS on any optical interface                     C
-----------------------------------------------------------------------------------------------------------------------------
                78.  Detection of Optical Source Power High on any optical
                     interface                                                              C
-----------------------------------------------------------------------------------------------------------------------------
                79.  Detection of LOS, LOS status change hysteresis                         C
-----------------------------------------------------------------------------------------------------------------------------
                80.  Insertion of AIS upon detection of LOS                                 C
-----------------------------------------------------------------------------------------------------------------------------
6.1.2                ALL REGENERATOR SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                81.  Detection of OOF                                                       C
-----------------------------------------------------------------------------------------------------------------------------
                82.  Detection of LOF                                                       C
-----------------------------------------------------------------------------------------------------------------------------
                83.  Insertion of AIS upon persisting LOF detection                         C
-----------------------------------------------------------------------------------------------------------------------------
                84.  Detection of RS EBER (10E-3) based on B1 BIP-8 parity
                     calculation                                                            C
-----------------------------------------------------------------------------------------------------------------------------
6.1.3                ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                85.  Detection of MS-AIS                                                    C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                86.  Insertion of all 1 upon detection of MS-AIS                            C
-----------------------------------------------------------------------------------------------------------------------------
                87.  Detection of Signal Degrade                                            C
-----------------------------------------------------------------------------------------------------------------------------
                88.  Detection of MS-EBER (10E-3) upon B2 BIP-24 parity error
                     calculation                                                            C
-----------------------------------------------------------------------------------------------------------------------------
                89.  Insertion of AIS and FERF upon detection of MS-AIS                     C
-----------------------------------------------------------------------------------------------------------------------------
                90.  Detection of FERF                                                      C
-----------------------------------------------------------------------------------------------------------------------------
                91.  Insertion of MS-FEBE based on detection of B2 parity
                     calculations                                                           NC
-----------------------------------------------------------------------------------------------------------------------------
6.1.4                ALL MULTIPLEX SECTION ADAPTATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                92.  Detection  of AU-LOP                                                   C
-----------------------------------------------------------------------------------------------------------------------------
                93.  Detection of AU-AIS                                                    C
-----------------------------------------------------------------------------------------------------------------------------
                94.  Detection of Number of AU-Pointer Justification Events                 NC
-----------------------------------------------------------------------------------------------------------------------------
                95.  Insertion of AU-AIS upon receive of all 1                              C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
6.1.5                ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                96.  Detection of Path AIS upon receive of all 1                            C
-----------------------------------------------------------------------------------------------------------------------------
                97.  Detection of HP-Trace Invalid                                          C
-----------------------------------------------------------------------------------------------------------------------------
                98.  Detection of HP-TIM                                                    C
-----------------------------------------------------------------------------------------------------------------------------
                99.  Detection of HP-SLM                                                    C
-----------------------------------------------------------------------------------------------------------------------------
                100. Detection of HP-FERF                                                   C
-----------------------------------------------------------------------------------------------------------------------------
                101. Detection of B3- EBER (10E-3)                                          C
-----------------------------------------------------------------------------------------------------------------------------
6.1.6                ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-----------------------------------------------------------------------------------------------------------------------------
                102. Detection of Path AIS upon receive of all 1                            C
-----------------------------------------------------------------------------------------------------------------------------
                103. Detection of LP-Trace Invalid                                          NC
-----------------------------------------------------------------------------------------------------------------------------
                104. Detection of LP-TIM                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                105. Detection of LP-SLM                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                106. Detection of LP-FERF                                                   C
-----------------------------------------------------------------------------------------------------------------------------
                107. Detection of EBER                                                      C
-----------------------------------------------------------------------------------------------------------------------------
6.1.7                ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-12)
-----------------------------------------------------------------------------------------------------------------------------
                108. Detection of Path AIS upon receive of all 1                            C
-----------------------------------------------------------------------------------------------------------------------------
                109. Detection of LP-Trace Invalid                                          NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                110. Detection of LP-TIM                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                111. Detection of LP-SLM                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                112. Detection of LP-FERF                                                   C
-----------------------------------------------------------------------------------------------------------------------------
                113. Detection of EBER                                                      C
-----------------------------------------------------------------------------------------------------------------------------
6.1.8                ALL HIGH ORDER PATH TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                114. Detection of Path AIS upon receive of all 1                            C
-----------------------------------------------------------------------------------------------------------------------------
                115. Insertion of AIS and HP-FERF upon detection of Path AIS C
-----------------------------------------------------------------------------------------------------------------------------
                116. Detection of HP-Trace Invalid                                          C
-----------------------------------------------------------------------------------------------------------------------------
                117. Detection of HP-TIM                                                    C
-----------------------------------------------------------------------------------------------------------------------------
                118. Insertion of AIS and HP-FERF upon detection of HP-TIM                  C
-----------------------------------------------------------------------------------------------------------------------------
                119. Detection of HP-SLM                                                    C
-----------------------------------------------------------------------------------------------------------------------------
                120. Insertion of AIS and HP-FERF upon detection of HP-SLM                  C
-----------------------------------------------------------------------------------------------------------------------------
                121. Detection of HP-FERF                                                   C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                122. Detection of EBER (10E-3)                                              C
-----------------------------------------------------------------------------------------------------------------------------
6.1.9                ALL LOW ORDER PATH TERMINATION POINTS (VC-3)
-----------------------------------------------------------------------------------------------------------------------------
                123. Detection of Path AIS upon receive of all 1                            C
-----------------------------------------------------------------------------------------------------------------------------
                124. Insertion of AIS and HP-FERF upon detection of Path AIS C
-----------------------------------------------------------------------------------------------------------------------------
                125. Detection of LP-Trace Invalid                                          NC
-----------------------------------------------------------------------------------------------------------------------------
                126. Detection of LP-TIM                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                127. Insertion of AIS and LP-FERF upon detection of LP-TIM                  NA
-----------------------------------------------------------------------------------------------------------------------------
                128. Detection of LP-SLM                                                    C
-----------------------------------------------------------------------------------------------------------------------------
                129. Insertion of AIS and LP-FERF upon detection of LP-SLM                  C
-----------------------------------------------------------------------------------------------------------------------------
                130. Detection of LP-FERF                                                   C
-----------------------------------------------------------------------------------------------------------------------------
                131. Detection of EBER (10E-3)                                              C
-----------------------------------------------------------------------------------------------------------------------------
6.1.10               ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-----------------------------------------------------------------------------------------------------------------------------
                132. Detection of Path AIS upon receive of all 1                            C
-----------------------------------------------------------------------------------------------------------------------------
                133. Insertion of AIS and HP-FERF upon detection of Path AIS C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                134. Detection of LP-Trace Invalid                                          NC
-----------------------------------------------------------------------------------------------------------------------------
                135. Detection of LP-TIM                                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                136. Insertion of AIS and LP-FERF upon detection of LP-TIM                  NA
-----------------------------------------------------------------------------------------------------------------------------
                137. Detection of LP-SLM                                                    C
-----------------------------------------------------------------------------------------------------------------------------
                138. Insertion of AIS and LP-FERF upon detection of LP-SLM                  C
-----------------------------------------------------------------------------------------------------------------------------
                139. Detection of LP-FERF                                                   C
-----------------------------------------------------------------------------------------------------------------------------
                140. Detection of EBER (10E-3)                                              C
-----------------------------------------------------------------------------------------------------------------------------
6.1.11               ALL PLESIOCHRONOUS PHYSICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                141. Detection of Trib.-AIS                                                 C
-----------------------------------------------------------------------------------------------------------------------------
                142. Detection of Trib.-LOS                                                 C
-----------------------------------------------------------------------------------------------------------------------------
                143. Detection of Trib.-LOF                                                 C
-----------------------------------------------------------------------------------------------------------------------------
                144. Insertion of AIS upon detection of Trib.-AIS, Trib.-LOS,               PC
                     Trib.-LOF ( With out Trib-LOF )
-----------------------------------------------------------------------------------------------------------------------------
6.1.12               SETS AND SETPI                                                         C
-----------------------------------------------------------------------------------------------------------------------------
                145. Detection of Sync. Source Fail                                         C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                146. Detection of SETG - Hold                                               C
-----------------------------------------------------------------------------------------------------------------------------
                147. Detection of SETG - Out of Lock                                        C
-----------------------------------------------------------------------------------------------------------------------------
                148. Detection of SETG - Fail                                               NC
-----------------------------------------------------------------------------------------------------------------------------
                149. Detection of Sync. Degrade                                             NC
-----------------------------------------------------------------------------------------------------------------------------
                150. Detection of Excessive Sync. Degrade                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                151. T4 Squelch upon detection of Excessive Sync. Degrade NC
-----------------------------------------------------------------------------------------------------------------------------
                152. Detection of Sync. Source Threshold Crossing                           C
-----------------------------------------------------------------------------------------------------------------------------
                153. Detection of Sync. LOS                                                 C
-----------------------------------------------------------------------------------------------------------------------------
6.1.13               MANAGEMENT COMMUNICATION FUNCTION
-----------------------------------------------------------------------------------------------------------------------------
                154. Detection of Remote Control Input Active                               NC
-----------------------------------------------------------------------------------------------------------------------------
                155. Detection of RS - Qecc Comms Fail (LAPD Alarm)                         C
-----------------------------------------------------------------------------------------------------------------------------
                156. Detection of MS - Qecc Comms Fail (LAPD Alarm)                         C
-----------------------------------------------------------------------------------------------------------------------------
6.1.14               SYSTEMS MANAGEMENT FUNCTION
-----------------------------------------------------------------------------------------------------------------------------
                157. Detection of Secondary Power Fail                                      NA
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                158. Detection of Primary Power Fail                                        NA
-----------------------------------------------------------------------------------------------------------------------------
                159. Detection of Re-Boot Fail                                              C
-----------------------------------------------------------------------------------------------------------------------------
                160. Detection of Configuration Data Integrity Check Failure                C
-----------------------------------------------------------------------------------------------------------------------------
                161. Detection of System Software Integrity Check Failure                   C
-----------------------------------------------------------------------------------------------------------------------------
                162. Detection of Network Element Controller Fail                           NC
-----------------------------------------------------------------------------------------------------------------------------
                163. Detection of Card Protection Switch Failure                            NA
-----------------------------------------------------------------------------------------------------------------------------
                164. Detection of Card Out                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                165. Detection of Card Fail (upon detection of internal parity mismatch C etc.)
-----------------------------------------------------------------------------------------------------------------------------
                166. Detection of Wrong Card                                                C
-----------------------------------------------------------------------------------------------------------------------------
                167. Network Protection Switch Failure                                      NA
-----------------------------------------------------------------------------------------------------------------------------
6.2                  STATUS EVENTS
-----------------------------------------------------------------------------------------------------------------------------
                168. Configuration Data Integrity Fail                                      C
-----------------------------------------------------------------------------------------------------------------------------
                169. System Software Integrity Fail                                         C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                170. Laser Restart for Test                                                 C
-----------------------------------------------------------------------------------------------------------------------------
                171. Synchronous Equipment Timing Generator A/B active                      NC
-----------------------------------------------------------------------------------------------------------------------------
                172. Synchronisation Source Quality Change                                  NC
-----------------------------------------------------------------------------------------------------------------------------
                173. Synchronisation Source Switch Event                                    C
-----------------------------------------------------------------------------------------------------------------------------
                174. External Synchronisation Output Squelched                              NC
-----------------------------------------------------------------------------------------------------------------------------
                175. Section Layer Protection Switch Active                                 NC
-----------------------------------------------------------------------------------------------------------------------------
                176. Network Protection Switch Event                                        NC
-----------------------------------------------------------------------------------------------------------------------------
                177. Card Protection Switch Active                                          NA
-----------------------------------------------------------------------------------------------------------------------------
                178. Fault / Status Log Capacity Exceeded                                   NA
-----------------------------------------------------------------------------------------------------------------------------
                179. Configuration Data Transaction Log Capacity Exceeded                   NA
-----------------------------------------------------------------------------------------------------------------------------
                180. Performance Monitoring Log Capacity Exceeded                           NA
-----------------------------------------------------------------------------------------------------------------------------
                181. Access  Log Capacity Exceeded                                          NA
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                182. Software Download in Progress                                          C
-----------------------------------------------------------------------------------------------------------------------------
                183. Software Download Failure                                              C
-----------------------------------------------------------------------------------------------------------------------------
                184. Software Download Failure - Retry in Progress                          NC
-----------------------------------------------------------------------------------------------------------------------------
                185. Software Download Complete                                             C
-----------------------------------------------------------------------------------------------------------------------------
                186. Card Restoration Complete                                              C
-----------------------------------------------------------------------------------------------------------------------------
                187. Re-Boot Restoration Complete                                           C
-----------------------------------------------------------------------------------------------------------------------------
                188. Electronic Label Update  ?                                             C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
6.3                  ALARM EVENT HANDLING
-----------------------------------------------------------------------------------------------------------------------------
                189. Alarm Persistence Filter (filtering of toggling alarms)                NC
                     (with Rel. 5 - C)
-----------------------------------------------------------------------------------------------------------------------------
                190. Alarm Correlation Filter (F3 filter, suppression of                    C
                     consequent alarms)
-----------------------------------------------------------------------------------------------------------------------------
                191. Alarm Inversion Facility                                               C
-----------------------------------------------------------------------------------------------------------------------------
                192. Performance of the alarm throughput greater than 10 alarms per second  C
-----------------------------------------------------------------------------------------------------------------------------
                193. It is possible to block/unblock each single traffic                    PC
                     relevant alarm per port (Part of alarms)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                194. It is possible to block/unblock each single traffic                    NC
                     relevant alarm group per card
-----------------------------------------------------------------------------------------------------------------------------
                195. It is possible to block/unblock each single traffic                    PC
                     relevant alarm group per NE (Part of alarms)
-----------------------------------------------------------------------------------------------------------------------------
                196. Indication of Alarm Event Forwarding Suppression per                   NC
                     functional unit (e.g. Regenerator Section ...)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
7                    CONFIGURATION MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
7.1                  GENERAL
-----------------------------------------------------------------------------------------------------------------------------
                197. Upload of Configuration Data - on single command                       C
-----------------------------------------------------------------------------------------------------------------------------
                198. Upload of Configuration Data - on bulk command                         NA
-----------------------------------------------------------------------------------------------------------------------------
                199. Download of Configuration Data - on bulk command                       NA
-----------------------------------------------------------------------------------------------------------------------------
7.2                  CONFIGURATION OF FUNCTIONAL BLOCKS
-----------------------------------------------------------------------------------------------------------------------------
7.2.1                ALL SYNCHRONOUS OPTICAL INTERFACES
-----------------------------------------------------------------------------------------------------------------------------
                200. Enable / Disable Automatic Laser Shutdown                              C
-----------------------------------------------------------------------------------------------------------------------------
                201. Enable / Disable Laser                                                 C
-----------------------------------------------------------------------------------------------------------------------------
                202. Enable Laser for Test Purposes (2s / 90s)                              C
-----------------------------------------------------------------------------------------------------------------------------
7.2.2                ALL MULTIPLEX SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                203. Set Threshold Signal Degrade                                           C
-----------------------------------------------------------------------------------------------------------------------------
                204. Set Threshold B2-EBER                                                  NC
-----------------------------------------------------------------------------------------------------------------------------
7.2.3                ALL REGENERATOR SECTION TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                205. Set Threshold B1-EBER                                                  NC
-----------------------------------------------------------------------------------------------------------------------------
7.2.4                ALL HIGH ORDER PATH TERMINATION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                206. Set Threshold B3-EBER                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                207. Set Threshold HP-FEBE                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                208. Enable / Disable consequent actions from detection of
                     HP-TIM (per C Path)
-----------------------------------------------------------------------------------------------------------------------------
                209. Enable / Disable consequent actions from detection of
                     HP-SLM (per C Path)
-----------------------------------------------------------------------------------------------------------------------------
                210. Set expected Signal Label (per Path)                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                211. Set expected Path Trace (per Path)                                     C
-----------------------------------------------------------------------------------------------------------------------------
7.2.5                ALL LOW ORDER PATH TERMINATION POINTS (VC-3)                           C
-----------------------------------------------------------------------------------------------------------------------------
                212. Set Threshold EBER                                                     C
-----------------------------------------------------------------------------------------------------------------------------
                213. Set Threshold LP-FEBE                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                214. Enable / Disable consequent actions from detection of                  NC
                     LP-TIM (per Path)
-----------------------------------------------------------------------------------------------------------------------------
                215. Enable / Disable consequent actions from detection of                  NC
                     LP-SLM (per Path)
-----------------------------------------------------------------------------------------------------------------------------
                216. Set expected Signal Label (per Path)                                   NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                217. Set expected Path Trace (per Path)                                     NC
-----------------------------------------------------------------------------------------------------------------------------
7.2.6                ALL LOW ORDER PATH TERMINATION POINTS (VC-12)
-----------------------------------------------------------------------------------------------------------------------------
                218. Set Threshold EBER                                                     C
-----------------------------------------------------------------------------------------------------------------------------
                219. Set Threshold LP-FEBE                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                220. Enable / Disable consequent actions from detection of                  NC
                     LP-TIM (per Path)
-----------------------------------------------------------------------------------------------------------------------------
                221. Enable / Disable consequent actions from detection of                  NC
                     LP-SLM (per Path)
-----------------------------------------------------------------------------------------------------------------------------
                222. Set expected Signal Label (per Path)                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                223. Set expected Path Trace (per Path)                                     NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
7.2.7                ALL HIGH ORDER CONNECTION SUPERVISION POINTS
-----------------------------------------------------------------------------------------------------------------------------
                224. Set Threshold B3-EBER                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                225. Set Threshold HP-FEBE                                                  C
-----------------------------------------------------------------------------------------------------------------------------
                226. Set expected Signal Label (per Path)                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                227. Set expected Path Trace (per Path)                                     C
-----------------------------------------------------------------------------------------------------------------------------
7.2.8                ALL LOW ORDER CONNECTION SUPERVISION POINTS (TU-3)
-----------------------------------------------------------------------------------------------------------------------------
                228. Set Threshold EBER                                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                229. Set Threshold FEBE                                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                230. Set expected Signal Label (per Path)                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                231. Set expected Path Trace (per Path)                                     NC
-----------------------------------------------------------------------------------------------------------------------------
7.2.9                ALL HIGH ORDER CONNECTION SUPERVISION POINTS (TU-12)
-----------------------------------------------------------------------------------------------------------------------------
                232. Set Threshold EBER                                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                233. Set Threshold FEBE                                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                234. Set expected Signal Label (per Path)                                   NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                235. Set expected Path Trace (per Path)                                     NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
8                    NETWORK PROTECTION - ?
                     WHAT IT IS? IF NETWORK PROTECTION MEANS PATH PROTECTION SO
                     ALL CHAPTER 8 SHOULD BE - C.
-----------------------------------------------------------------------------------------------------------------------------
8.1                  HIGHER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I)
-----------------------------------------------------------------------------------------------------------------------------
                236. Detection Criterion Signal Fail (AU-AIS, AU-LOP)                       NA
-----------------------------------------------------------------------------------------------------------------------------
                237. Switch-Over Completion Time less than 100ms                            NA
-----------------------------------------------------------------------------------------------------------------------------
                238. Configurable Hold-Off Time                                             NA
-----------------------------------------------------------------------------------------------------------------------------
                239. Enable / Disable Automatic Switching                                   NA
-----------------------------------------------------------------------------------------------------------------------------
                240. Manual Switching via Management Interface                              NA
-----------------------------------------------------------------------------------------------------------------------------
                241. Configurable Wait Time to Restore                                      NA
-----------------------------------------------------------------------------------------------------------------------------
8.2                  LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-3)
-----------------------------------------------------------------------------------------------------------------------------
                242. Detection Criterion Signal Fail (TU-AIS, TU-LOP)                       NA
-----------------------------------------------------------------------------------------------------------------------------
                243. Switch-Over Completion Time less than 300ms                            NA
-----------------------------------------------------------------------------------------------------------------------------
                244. Configurable Hold-Off Time                                             NA
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                245. Enable / Disable Automatic Switching                                   NA
-----------------------------------------------------------------------------------------------------------------------------
                246. Manual Switching via Management Interface                              NA
-----------------------------------------------------------------------------------------------------------------------------
                247. Configurable Wait Time to Restore                                      NA
-----------------------------------------------------------------------------------------------------------------------------
8.3                  LOWER ORDER SUB-NETWORK CONNECTION PROTECTION (SNC/I, TU-12)
-----------------------------------------------------------------------------------------------------------------------------
                248. Detection Criterion Signal Fail (TU-AIS, TU-LOP)                       NA
-----------------------------------------------------------------------------------------------------------------------------
                249. Switch-Over Completion Time less than 300ms                             NA
-----------------------------------------------------------------------------------------------------------------------------
                250. Configurable Hold-Off Time                                             NA
-----------------------------------------------------------------------------------------------------------------------------
                251. Enable / Disable Automatic Switching                                   NA
-----------------------------------------------------------------------------------------------------------------------------
                252. Manual Switching via Management Interface                              NA
-----------------------------------------------------------------------------------------------------------------------------
                253. Configurable Wait Time to Restore                                      NA
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
9                    OPERATION AND MAINTENANCE
-----------------------------------------------------------------------------------------------------------------------------
9.1                  GENERAL
-----------------------------------------------------------------------------------------------------------------------------
                254. Event buffer                                                           C
-----------------------------------------------------------------------------------------------------------------------------
                255. Heart Beat Function                                                    NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                256. Re-boot function                                                       C
-----------------------------------------------------------------------------------------------------------------------------
                257. Real time clock function                                               C
-----------------------------------------------------------------------------------------------------------------------------
                258. NSAP Address modification                                              NC
-----------------------------------------------------------------------------------------------------------------------------
                259. Local Software Download                                                C
-----------------------------------------------------------------------------------------------------------------------------
                260. Remote Software Download                                               C
-----------------------------------------------------------------------------------------------------------------------------
                261. Manager Decision Process for equipment access control                  C
-----------------------------------------------------------------------------------------------------------------------------
                262. Display of VC-4 Path Trace at HPT                                      C
-----------------------------------------------------------------------------------------------------------------------------
                263. Display of VC-4 Signal Label at HPT                                    C
-----------------------------------------------------------------------------------------------------------------------------
                264. Display of VC-4 Path Trace at HPOM                                     C
-----------------------------------------------------------------------------------------------------------------------------
                265. Display of VC-4 Signal Label at HPOM                                   C
-----------------------------------------------------------------------------------------------------------------------------
                266. Display of VC-3 Path Trace at LPT                                      NC
-----------------------------------------------------------------------------------------------------------------------------
                267. Display of VC-3 Signal Label at LPT                                    C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                268. Display of VC-3 Path Trace at LPOM                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                269. Display of VC-3 Signal Label at LPOM                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                270. Display of VC-12 Path Trace at LPT                                     NC
-----------------------------------------------------------------------------------------------------------------------------
                271. Display of VC-12 Signal Label at LPT                                   C
-----------------------------------------------------------------------------------------------------------------------------
                272. Display of VC-12 Path Trace at LPOM                                    NC
-----------------------------------------------------------------------------------------------------------------------------
                273. Display of VC-12 Signal Label at LPOM                                  NC
-----------------------------------------------------------------------------------------------------------------------------
                274. Display of Optical Transmit Power Level                                NC
-----------------------------------------------------------------------------------------------------------------------------
9.2                  LOGS
-----------------------------------------------------------------------------------------------------------------------------
                275. Alarm / Status Log                                                     C
-----------------------------------------------------------------------------------------------------------------------------
                276. Performance Log                                                        C
-----------------------------------------------------------------------------------------------------------------------------
                277. Configuration  Log                                                     C
-----------------------------------------------------------------------------------------------------------------------------
                278. Access Control  Log                                                    C
-----------------------------------------------------------------------------------------------------------------------------
9.3                  REDUNDANCY
-----------------------------------------------------------------------------------------------------------------------------
                279. 1:N Tributary Card Protection 2 Mbit/s                                 NC
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                280. 1:N or 1+1  Tributary Card Protection 34 Mbit/s                        NC
-----------------------------------------------------------------------------------------------------------------------------
                281. 1:N or 1+1 Tributary Card Protection 45 Mbit/s                         NC
-----------------------------------------------------------------------------------------------------------------------------
                282. 1:N or 1+1 (electrical) Tributary Card Protection STM-1                NC
                     G.703                                                                  NC
-----------------------------------------------------------------------------------------------------------------------------
                283. 1+1 Protection of Clock System                                         NC
-----------------------------------------------------------------------------------------------------------------------------
                284. Duration less than 5s for card protection automatic switch over        NA
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
9.4                  EQUIPMENT TESTING FUNCTIONS
-----------------------------------------------------------------------------------------------------------------------------
                285. Integrity Check of Configuration Data                                  C
-----------------------------------------------------------------------------------------------------------------------------
                286. Integrity Check of System Software                                     C
-----------------------------------------------------------------------------------------------------------------------------
                287. Configuration of Loop Back on port level on all PDH
                     Interface Cards                                                        C
-----------------------------------------------------------------------------------------------------------------------------
                288. VC-4 level Configuration of Loop Back on STM-1 el. i/f C
-----------------------------------------------------------------------------------------------------------------------------
                289. VC-4 level Configuration of Loop Back on all STM-4 opt.
                     Interfaces                                                             NA
-----------------------------------------------------------------------------------------------------------------------------
                290. VC-3 level Configuration of Loop Back on all electrical SDH            NA
                     Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
                291. VC-3 level Configuration of Loop Back on all optical SDH               C
                     Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
                292. VC-12 level Configuration of Loop Back on all electrical               NA
                     SDH Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
                293. VC-12 level Configuration of Loop Back on all optical SDH              C
                     Interface Cards
-----------------------------------------------------------------------------------------------------------------------------
                294. Configuration of Loop Back on the HPC functional block                 NC
-----------------------------------------------------------------------------------------------------------------------------
                295. Configuration of Loop Back on the LPC functional block                 NC
-----------------------------------------------------------------------------------------------------------------------------
                296. Test Access Interface on all electrical interfaces                     C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
                297. Test Access Interface on all optical interfaces                        NC
-----------------------------------------------------------------------------------------------------------------------------
                298. Optical Line Testing                                                   NC
-----------------------------------------------------------------------------------------------------------------------------
9.5                  INVENTORY DATA
-----------------------------------------------------------------------------------------------------------------------------
                299. Electronic Label Read Access via Management Interfaces                 C
-----------------------------------------------------------------------------------------------------------------------------
                300. Automatic Electronic Label Upgrade ?                                   NC
-----------------------------------------------------------------------------------------------------------------------------
                301. Compatibility Check of Equipment Hardware Releases                     C
-----------------------------------------------------------------------------------------------------------------------------
                302. Compatibility Check of Equipment Firmware Releases                     C
-----------------------------------------------------------------------------------------------------------------------------
                303. Compatibility Check of Equipment Software Releases                     C
-----------------------------------------------------------------------------------------------------------------------------
                304. Compatibility Check of Equipment Software Releases to the              NC
                     Management System
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
10                   ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL COMPATIBILITY AND SAFETY
-----------------------------------------------------------------------------------------------------------------------------
10.1                 CLIMATIC CONDITIONS
-----------------------------------------------------------------------------------------------------------------------------
                305. Stationary Use Conditions acc. to prETS 300 019-2-3 Class T 3.2        C
-----------------------------------------------------------------------------------------------------------------------------
10.2                 ELECTROMAGNETIC COMPATIBILITY
-----------------------------------------------------------------------------------------------------------------------------
                306. Compliance with EN 55022 class B                                       C
-----------------------------------------------------------------------------------------------------------------------------
                307. Compliance with EN 50082                                               C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
10.3                 SAFETY REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------
                308. Compliance with EN 60950                                               C
-----------------------------------------------------------------------------------------------------------------------------
                309. Compliance with IEC 825-1 and IEC 825-2                                C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
11                   PHYSICAL CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------------------
                310. Rack size according to ETSI 300 119, 600 mm x 300 mm                   C
-----------------------------------------------------------------------------------------------------------------------------
                311. wall mountable version                                                 C
-----------------------------------------------------------------------------------------------------------------------------
                312. system upgrade or modification can be done without rear access         C
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
12                   POWER SUPPLY
-----------------------------------------------------------------------------------------------------------------------------
                313. Nominal input voltage -48V THE TN-1C MAY ALSO BE OPERATED              C
                     BY AN EXTERNAL MAINS POWER SUPPLY UNIT
-----------------------------------------------------------------------------------------------------------------------------
                314. Minimum accepted input voltage                                         C
                     -20V
-----------------------------------------------------------------------------------------------------------------------------
                315. Maximum accepted input voltage                                         C
                     -72V
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
13                   AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------
                316. The supplier shall provide MTBF figures for each functional unit of    IR     IR      IR
                     the offered equipment based on his statistical evaluations according to the template as attached in Annex 1
                     SEE ANNEX 1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
14                   POWER CONSUMPTION
-----------------------------------------------------------------------------------------------------------------------------
                317. The supplier shall provide worst case power consumption figures for    IR     IR      IR
                     each functional unit of the offered equipment according to the template as attached in Annex 1
                     SEE ANNEX 1
                -------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                NO.  ITEM                                                                  SOC    SOC     SOC     REF. NO.
                                                                                            T1     T2      T3
-----------------------------------------------------------------------------------------------------------------------------
15                   SYSTEM MANUALS
                -------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                318. System Description in Hypertext Format on CD
-----------------------------------------------------------------------------------------------------------------------------
                319. System O&M Manuals in Hypertext Format on CD
-----------------------------------------------------------------------------------------------------------------------------

2        REFERENCES
2.1      REFERENCES TO STANDARDS

----------------------------------------------------------------------------------------------------------------------
STANDARD             STATUS    DATE    TITLE
----------------------------------------------------------------------------------------------------------------------
CECC 86 275-80                 09/95   Detail  Specification:  Connector  sets for  optical  fibres and  cables  Type
                                       LSH-HRL
----------------------------------------------------------------------------------------------------------------------
ITU-T G.703                    04/91   Physical/Electrical characteristics of Hierarchical Digital Interfaces
----------------------------------------------------------------------------------------------------------------------
ITU-T G.707                    1991    Synchronous digital hierarchy bit rates
----------------------------------------------------------------------------------------------------------------------
ITU-T G.782                    1994    Types and general characteristics of synchronous digital hierarchy (SDH)
                                       equipment
----------------------------------------------------------------------------------------------------------------------
ITU-T G.783                    1994    Characteristics of synchronous digital hierarchy /SDH) equipment functional blocks
----------------------------------------------------------------------------------------------------------------------
ITU-T G.813                    1996    Timing Characteristics of SDH equipment slave clocks.
----------------------------------------------------------------------------------------------------------------------
ITU-T G.825                    1993    The control of Jitter and Wander within Digital Networks which are based on synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------
ITU-T G.826                    11/93   Error performance parameters and objectives for International constant Bit Rate Digital Paths at or above the Primary Rate
----------------------------------------------------------------------------------------------------------------------
ITU-T G.841                    1995    Types and Characteristics of SDH Network Protection Architectures
----------------------------------------------------------------------------------------------------------------------
ITU-T G.957                    1993    Optical Interfaces and Systems relating to the synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ETS 300 019          pr        02/92   Environmental conditions and Environmental Tests for Telecommunications
                                       Equipment
                                       Part A:  Introduction and Terminology
                                       Part B:  classification of Environmental conditions
----------------------------------------------------------------------------------------------------------------------
ETS 300 119                            European Telecommunication Standard for Equipment Practice
                               03/93   Part 2:  Engineering Requirements for Racks
                               09/93   Part 3:  Engineering Requirements for Miscellaneous Racks and cabinets
                               09/93   Part 4:  Engineering Requirements for Subracks
----------------------------------------------------------------------------------------------------------------------
ETS 300 253                    01/95   Earthing  and  bonding of  telecommunication  equipment  in  telecommunication centres
----------------------------------------------------------------------------------------------------------------------
EN 41003                       1991    Particular safety requirements for equipment to be connected to telecommunication network
----------------------------------------------------------------------------------------------------------------------
EN 55022                       05/95   Grenzwerte und  Messverfahren fur Funkstorungen von Einrichtungen der
                                       Informationstechnik
----------------------------------------------------------------------------------------------------------------------
EN 50082                               Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                               12/94   Part 1:  Elektromagnetische  Vertraglichkeit - Fachgrundnorm  Storfestigkeit -
                                       Teil 1: Wohnbereich, Geschafts- und         Gewerbebereiche              sowie
                                       Kleinbetriebe
                               02/96   Part 2:  Elektromagnetische  Vertraglichkeit - Fachgrundnorm  Storfestigkeit -
                                       Teil 2: Industriebereich
----------------------------------------------------------------------------------------------------------------------
DIN 47295                              HF-Steckverbindung 1,6/5,6: Wellenwiderstand 75 Ohm
----------------------------------------------------------------------------------------------------------------------

3        ANNEX 1 - UNIT MTBF FIGURES AND POWER CONSUMPTION

---------------------------------------------------------------------------------------------------
UNIT NAME/TYPE                                 UNIT ID       UNIT FIT     MAXIMUM POWER
                                                             FIGURE       CONSUMPTION
---------------------------------------------------------------------------------------------------
STM-1 Optical Mux (8x2) PIU 1310nm SH          NTFT02AA         10144               24 W
---------------------------------------------------------------------------------------------------
34/45 Mbit/s (VC-3) Tributary PIU              NTFT31AA          667               3.4 W
---------------------------------------------------------------------------------------------------
8x2 Tributary PIU                              NTFT08AA          2968               5 W
---------------------------------------------------------------------------------------------------
STM-1 Optical Mux (8x2) PIU 1310nm SH          NTFT02BA          7955               20 W
---------------------------------------------------------------------------------------------------
STM-1 Optical Mux (8x2) PIU 1310nm LH          NTFT02BB          7955               20 W
---------------------------------------------------------------------------------------------------
STM-1 Optical Mux (8x2) PIU 1550nm LH          NTFT02BC          7955               20 W
---------------------------------------------------------------------------------------------------
2x 34/45 Mbit/s (VC-3) Tributary PIU           NTFT31AB          2453              4.5 W
---------------------------------------------------------------------------------------------------

              SYSTEM FEATURE DESCRIPTION ELEMENT MANAGEMENT SYSTEM

                      ----------------------------------------------------------
ID                    ST-RFX-0012
REVISION              1.0 / APPROVED
DATE                  09 Apr 1999
CONFIDENCE            CCG CONFIDENTIAL

                      ----------------------------------------------------------

AUTHOR                Systemtechnik              Jorg Gimmler

APPROVED              Netzbetrieb

NOTICE                Netzlanung

FILENAME              System Feature Description Element Management System-10

                      ----------------------------------------------------------

DESCRIPTION           This document lists the requested features of an
                      Element Manager for SDH systems DWDM systems or both.

                      ----------------------------------------------------------

CHANGE LOG            1.0  / APPROVED / 09/04/99 / J. Gimmler

                      ----------------------------------------------------------

-------------------------------------------------------------------------------

1        DEFINITIONS AND ABBREVIATIONS

AIS                            Alarm Indication Signal
API                            Applications Programmer Interface
BER                            Bit Error Ratio
BIP                            Bit Interleaved Parity
c                              fully compliant
CM                             Configuration Management
CSES                           Consecutive Severely Errored Seconds
CV                             Code Violation
DCN                            Data Communication Network
DMA                            Deferred Maintenance Alarm
EB                             Errored Block
EBER                           Excessive Bit Error Rate
EFD                            Event Forwarding Discriminator
EMS                            Element Management System
ES                             Errored Second
ESD                            Electro-static Discharge
EMC                            Electro-magnetic Compatibility
FEBE                           Fare End Block Error
FERF                           Far End Receive Failure
FM                             Fault Management
GNE                            Gateway Network Element
GUI                            Graphical User Interface
ISO                            International Organisation for Standardisation
LAN                            Local Area Network
LMT                            Local Maintenance Terminal
MCF                            Message Communications Function
MIB                            Management Information Base
MTBF                           Mean Time Between Failure
NE                             Network Element
NMC                            Network Management Centre
NMS                            Network (Layer) Management System
O&M                            Operation and Maintenance
OSS                            Operation Support System
PCB                            Printed Circuit Board
PM                             Performance Management
PMA                            Prompt Maintenance Alarm
PRBS                           Pseudo Random Bit Sequence
QoS                            Quality of Service
RAI                            Remote Alarm Indication
SDH                            Synchronous Digital Hierarchy
SEMF                           Synchronous Equipment Management Function
SNC                            Subnetwork Connection
SSMB                           Synchronisation Status Message Byte
TMP                            Total (Performance) Measurement Period
TP                             Termination Points
TTP                            Trail Termination Point
UAS                            Unavailable Second
UT                             Unavailable Time
VC                             Virtual Container
WAN                            Wide Area Network

2        REQUESTED FEATURES
------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
1                  MANAGED NE TYPES
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS supports the offered SDH NE functionality and as                     C      C      C
                   stated to be available via compliance statement to the
                   network element requirements specifications.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS supports the offered DWDM NE functionality and as                    C      C      C
                   stated to be available via compliance statement to the
                   network element requirements specifications.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
2                  GENERAL SYSTEM REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS is based on a standard commercially available                        C      C      C
                   operating system.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS hardware is a standard commercially available system                 C      C      C
                   with non modified external interfaces.
------------------------------------------------------------------------------------------------------------------------------
            3.     The parallel usage of additional standard application                        C      C      C
                   software is possible.
------------------------------------------------------------------------------------------------------------------------------
            4.     A failure in the EMS is in no case service affecting.                        C      C      C
-----------------------------------------------------------------------------------------------------------------------------
            5.     The downtime of the EMS is less than four hours per month.                   C      C      C
-----------------------------------------------------------------------------------------------------------------------------
            6.     The EMS is a multi-user system.                                              C      C      C
-----------------------------------------------------------------------------------------------------------------------------
            7.     The EMS can be operated by at least three operators on                       C      C      C
                   different terminals simultaneously.
-----------------------------------------------------------------------------------------------------------------------------
            8.     It is possible to apply EMS hardware redundancy on all                       C      C      C
                   critical components which might have impact on the EMS
                   availability.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
3                   NORTHBOUND INTERFACE
------------------------------------------------------------------------------------------------------------------------------
            1.     It is planned to interface the EMS to other vendor's network                 IR     IR     IR     OSI
                   administration tools. The supplier shall specify the type of available northbound interface.
------------------------------------------------------------------------------------------------------------------------------
            2.     It is possible to retrieve all configuration data by an                      C      C      C
                   external CORBA client.
------------------------------------------------------------------------------------------------------------------------------
            3.     It is possible to retrieve all equipment and transmission                    C      C      C
                   alarm data by an external CORBA client.
------------------ --------------------------------------------------------------------------- ------ ------ ------ ---------
            4.     It is possible to retrieve all Quality of Service Data by an                 C      C      C
                   external CORBA client.
------------------------------------------------------------------------------------------------------------------------------
            5.     It is possible to retrieve all Service Management data by an                 C      C      C
                   external C C C CORBA client.
------------------------------------------------------------------------------------------------------------------------------
            6.     The supplier commits to supply the following information to the northbound interface:
                   o Description of the applied communication protocols per each layer
                   o Description of the message encoding rules
                   o Description of the Info Model

                   o Description of the DB table names
                   o Description of the DB table entries
                   o Description on how the information is coded
                   o Description on the DB triggers
                   o Description on the DB functions
                   o Description on the DB procedures
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
4                  USER INTERFACE
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
4.1                GENERAL
------------------------------------------------------------------------------------------------------------------------------
            1.     The system supports a centralised online alarm viewer                        NC     NC     NC     1
                   allowing to centrally monitor equipment alarms at a single screen, even if more than one element manager is required
                   for managing the network.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to transfer displayed information to a clipboard.             NC     NC     NC       1
------------------------------------------------------------------------------------------------------------------------------
            3.     The GUI is based on high resolution colour graphics, 1280 x 1024.            NC     NC     NC       1
------------------------------------------------------------------------------------------------------------------------------
            4.     It is possible to connect at least three monitors to one EMS                 NC     NC     NC       1
                   user station.
------------------------------------------------------------------------------------------------------------------------------
            5.     The three monitors of the EMS user station can be configured                 NC     NC     NC       1
                   to display as one logical sceen.
------------------------------------------------------------------------------------------------------------------------------
            6.     All EMS functionality stated as compliant in this document is                C      C      C
                   available at the GUI.
------------------------------------------------------------------------------------------------------------------------------
            7.     The EMS provides a facility to tailor the display in order to                C      C      C
                   give maximum flexibility in presenting information to
                   the operator.
------------------------------------------------------------------------------------------------------------------------------
            8.     The GUI is capable of immediately displaying updates in case                 NC     NC     NC       2
                   of MIB changes.
------------------------------------------------------------------------------------------------------------------------------
            9.     In case of display update on operator request, changes in                    NC     NC     NC       2
                   the MIB are indicated to the operator.
-------------------------------------------------------------------------------------------------------------------------------
            10.    It is possible to enter all GUI commands by using the mouse and              NC     NC     NC       1
                   alternatively by using the keyboard.
------------------------------------------------------------------------------------------------------------------------------
            11.    The EMS allows the entering of all characters of the German                  NC     NC     NC       1
                   icharacter set ncluding a,o,u etc.
------------------------------------------------------------------------------------------------------------------------------
            12.    The EMS supports a German keyboard.                                          NC     NC     NC       1
------------------------------------------------------------------------------------------------------------------------------
            13.    Dialogue boxes are used to confirm operator actions which may                C      C      V
                   probably affect network traffic.
------------------------------------------------------------------------------------------------------------------------------
            14.    The EMS provides a facility to select objects and actions                    C      C      C
                   applicable to these objects.
------------------------------------------------------------------------------------------------------------------------------
            15.    The EMS provides a facility to modify applicable object                      C      C      C
                   attributes in parameter windows.
------------------------------------------------------------------------------------------------------------------------------
            16.    The execution of all long term operations is indicated to the                C      C      C
                   operator.
------------------------------------------------------------------------------------------------------------------------------
            17.    End of execution of operations are immediately indicated to                  C      C      C
                   the operator.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
4.2                NE REPRESENTATION ON THE GUI
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides at least three layers of NE object representation:          NC     NC     NC       3
                   (a) Network map layer showing the subordinate NE objects on a geographic map.
                   (b) NE equipment layer showing the equipment of a NE object in its full depth (subrack, module, card, ...)
                   (c) NE transmission layer showing the transmission
                   information of a NE object (TPs, port configuration, cross connection ...)
------------------------------------------------------------------------------------------------------------------------------
            2.     Layer (a), (b), (c) are concurrently available in different                  NC     NC     NC       3
                   windows at the GUI.
------------------------------------------------------------------------------------------------------------------------------
            3.     In the network map layer, the NE objects are depicted as                     NC     NC     NC       3
                   icons on a geographical map.
------------------------------------------------------------------------------------------------------------------------------
            4.     The layout with the NE objects and its connections on the                    NC     NC     NC       3
                   geographic map can be stored by the operator in his operator environment.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS  provides a facility to modify the graphical                         NC     NC     NC       3
                   representation  map with the help of a network editor.
-------------------------------------------------------------------------------------------------------------------------------
            6.     The GUI supports the operator for the configuration of                       C      C      C
                   cross-connections between traffic termination points.
------------------------------------------------------------------------------------------------------------------------------
            7.     The NE equipment layer shows structure and properties of the                 NC     NC     NC       3
                   equipment being part of a NE including at least subracks,
                   modules and cards of the NE.
------------------------------------------------------------------------------------------------------------------------------
            8.     NE  pictures resemble the physical equipment and layout.                     NC     NC     NC       3
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
            9.     The GUI supports navigation between layers in a comfortable way.             NC     NC     NC       3
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
4.3                OPERATOR INTERFACE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS user administration provides facilities to create,                   C      C      C
                   delete and modify operators and their access rights.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS logs all operator sessions including log in and                      C      C      C
                   log out operation.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS provides a facility to generate a print out of any                   C      C      C
                   information stored within the EMS (e.g. alarm logs,
                   screen prints etc.)
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS provides a facility for a comfortable print management               C      C      C
                   (cancel print jobs, select printer, ...)
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS supports at least 3 user classes, configurable by the                C      C      C
                   administrator
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
4.4                NE STATUS PRESENTATION
------------------------------------------------------------------------------------------------------------------------------
            1.     NE status changes (such as operational state or alarm state)                 C      C      C
                   are displayed by means of clearly visible and audible
                   signals).
------------------------------------------------------------------------------------------------------------------------------
            2.     It is possible to disable audible signals.                                   C      C      C
------------------------------------------------------------------------------------------------------------------------------
            3.     The change of the administrative state of a certain object                   C      C      C
                   leads to according state modifications of subordinate
                   objects in the EMS management information base (MIB) and
                   vice versa, wherever reasonable.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
4.5                TEXTUAL REPRESENTATION
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides a textual representation of all information                 C      C      C
                   in its MIB.
------------------------------------------------------------------------------------------------------------------------------
            2.     The textual representation is a formatted list of MIB                        C      C      C
                   contents (e.g. logs, object attributes).
------------------------------------------------------------------------------------------------------------------------------
            3.     The operator is able to choose between different levels of                   C      C      C
                   detail in the textual representation.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS provides scope and filter mechanisms to customise list               C      C      C
                   representations.
------------------------------------------------------------------------------------------------------------------------------
            5.     The information is presented in a scrollable list.                           C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
4.6                HELP SYSTEM
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides a context sensitive on-line help system for                 C      C      C
                   each window and (sub) menu
------------------------------------------------------------------------------------------------------------------------------
            2.     The help system is extensible by the operator.                               C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
5                  PERFORMANCE REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------
                   Under normal operating conditions, the worst case                            C      C      C
                   duration for ....
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
            1.     ... Creation of a NE is below 10  minutes                                    C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     ... System Software download to a NE is 10 minutes                           C      C      C
------------------------------------------------------------------------------------------------------------------------------
            3.     ... Configuration data download to a NE is below 10 minutes                  C      C      C
                   (Please state the maximum duration of a traffic restoration process).
------------------------------------------------------------------------------------------------------------------------------
            4.     ... Data consistency check with a NE is 1 minute                             C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
            5.     ... NE Reboot is below 5 minutes                                             C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
            6.     ... Upload of single configuration data is within 1 minute                   C      C      C
 ------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
            7.     ... Configuration of a single cross connection within a NE                   C      C      C
                   is 1 second.
------------------------------------------------------------------------------------------------------------------------------
            8.     ... Acceptance of a command entered at the user interface                    C      C      C
                   is 2 seconds.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
            9.     ... Notifying a traffic affecting failure upon detection                     C      C      C
                   at the NE is 2.5 seconds
------------------------------------------------------------------------------------------------------------------------------
            10.    Under normal operating conditions, the maximum number of                     C      C      C
                   events forwarded to the EMS is not limited.
------------------------------------------------------------------------------------------------------------------------------
            11.    The supplier shall state the maximum number of manageable                    IR     IR     IR    EC1:128,
                   network elements (per NE type).                                                                  OPC:24
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6                  CORE FEATURES
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.1                CONFIGURATION MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.1.1              SUPPORT OF NE FEATURES
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS supports all NE Traffic Interface related configuration              C      C      C
                   commandsas listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS supports all NE Connectivity related configuration                   C      C      C
                   commands as listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS supports all Network Protection Switching related                    C      C      C
                   configuration commands as listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS supports all NE Synchronisation related configuration                C      C      C
                   commands as listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS supports all NE Management Interfaces related                        C      C      C
                   configuration commands as listed in the NE specification
                   and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            6.     The EMS supports all General Configuration commands as listed                C      C      C
                   in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            7.     The EMS supports all Fault Management related configuration                  C      C      C
                   commands as listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            8.     The EMS supports all Performance Management related                          C      C      C
                   configuration commands as listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            9.     The EMS supports all O&M related configuration commands as                   C      C      C
                   listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.1.2              EQUIPMENT CREATION
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to add NE objects to the EMS database.                        C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to use default attribute values for new                       C      C      C
                   equipment, unless specified or changed by the operator.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS allows to set equipment attributes before creation is                C      C      C
                   performed: Internal ID, Official ID, name, information
                   to objects (such as address, customer ID or other
                   supplementary information deemed to be helpful for the
                   maintenance process)
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS allows to assign a unique user friendly name to each NE.             C      C      C
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS allows to create NEs, regardless of whether physical                 C      C      C
                   equipment exists.
------------------------------------------------------------------------------------------------------------------------------
            6.     The EMS allows to create a new equipment object by using templates           C      C      C
------------------------------------------------------------------------------------------------------------------------------
            7.     The EMS performs attributes value consistency checks before                  C      C      C
                   creation is performed.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
            8.     The EMS reports errors to the operator, at least unsuccessful                C      C      C
                   operations and invalid attribute values.
------------------------------------------------------------------------------------------------------------------------------
            9.     The EMS automatically creates all termination point objects                  C      C      C
                   during NE creation.
------------------------------------------------------------------------------------------------------------------------------
            10.    The EMS can create a list of all NEs which are managed by the EMS.           C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.1.3              TRANSMISSION CONFIGURATION
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides a graphical view showing HO connection                      NC     NC     NC       4
                   termination points.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS provides a graphical view showing cross-connections                  NC     NC     NC       4
                   configured within in the NE.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS provides a lists of termination points sorted acc.                   C      C      C
                   identifier order and operational state.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS provides lists of cross-connections sorted acc. and                  C      C      C
                   identifier order and operational state.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS allows to configure the object representation by                     C      C      C
                   means of selection criteria (operational state, identifier order).
------------------------------------------------------------------------------------------------------------------------------
            6.     The EMS allows to configure cross connections in lists.                      C      C      C
------------------------------------------------------------------------------------------------------------------------------
            7.     The EMS allows to configure cross connections in graphical view.             NC     NC     NC       4
------------------------------------------------------------------------------------------------------------------------------
            8.     The EMS allows to download pre-defined MIB for traffic                       NC     NC     NC       5
                   restoration purposes (please state the quantity of restoration configurations that can be predefined and stored in
                   parallel).
------------------------------------------------------------------------------------------------------------------------------
            9.     The EMS allows to download by bulk command all MIB parts                     NC     NC     NC       5
                   which need to be downloaded for restoration purposes.
------------------------------------------------------------------------------------------------------------------------------
            10.    The EMS allows to download by bulk command selected MIB                      NC     NC     NC       5
                   parts (e.g.  cross connections).
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.1.4              ALARM CONFIGURATION
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to set alarm severity PMA, DMA and MEI                        NC     NC     NC       6
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to set alarm severity to active and inactive                  NC     NC     NC       6
                   alarms.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS allows to set the severity of an alarm per ...                       NC     NC     NC       6
                   ... single type of alarm.
                   ... single NE instance (port, card,...).
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS allows to set the criteria for activating the audible                C      C      C
                   alarm indication (e.g. alarm priority).
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS allows to set the alarm on-line printing.                            C      C      C
------------------------------------------------------------------------------------------------------------------------------
            6.     The EMS allows to set alarm masking of any alarm.                            C      C      C
------------------------------------------------------------------------------------------------------------------------------
            7.     The masking of an active alarm does not cause inconsistencies                C      C      C
                   between the list of current alarms and the alarm log.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.1.5              EQUIPMENT MODIFICATION
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to set equipment attributes name, information                 C      C      C
                   to objects (such as address, customer ID or other
                   supplementary information deemed to be helpful for the
                   maintenance process).
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to insert multiple equipment attribute changes                C      C      C
                   before performing these modifications.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS checks attributes values prior to performing the                     C      C      C
                   modification.
------------------------------------------------------------------------------------------------------------------------------
            4.     It is possible but not mandatory that attribute modifications                C      C      C
                   which will have impact on existing service are to be
                   confirmed by the operator prior to performing the
                   modification.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
6.1.6              EQUIPMENT DELETION
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to delete NE objects in the EMS database.                     C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to delete NE objects in the EMS database                      C      C      C
                   without impact on the carried traffic.
------------------------------------------------------------------------------------------------------------------------------
            3.     NE object deletion needs to be confirmed by the operator.                    C      C      C
------------------------------------------------------------------------------------------------------------------------------
            4.     If a resource is physically removed, the corresponding                       C      C      C
                   equipment object shall is not automatically deleted in
                   the EMS database.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2                FAULT AND STATUS MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
6.2.1              SUPPORT OF NE FEATURES
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS supports all NE Traffic Interface related alarms as                  C      C      C
                   listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS supports all Network Protection Switching related                    C      C      C
                   alarms and status information as listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS supports all Synchronisation related alarms and                      C      C      C
                   status information as listed in the NE specification
                   and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS supports all Management Communication related alarms                 C      C      C
                   and status information as listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS supports all Fault and Status Management features as                 C      C      C
                   listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            6.     The EMS supports all Performance Management related alarms                   C      C      C
                   and status messages as listed in the NE specification and
                   committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            7.     The EMS supports all O&M related alarms and status messages                  C      C      C
                   as listed in the NE specification and committed to be
                   available.
------------------------------------------------------------------------------------------------------------------------------
            8.     The EMS supports all Power Supply related alarms as listed                   C      C      C
                   in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.2              ALARM AND STATUS INFORMATION RECEIVING
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS is capable of retrieving all not yet received alarms                 C      C      C
                   after loss of communication between EMS and NE (especially after system shutdown).
------------------------------------------------------------------------------------------------------------------------------
            2.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.3              ALARM ACKNOWLEDGMENT
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides a facility to acknowledge alarms.                           C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     When alarm acknowledgement is performed, acknowledgement                     C      C      C
                   information shall be stored by the EMS with at least:
                          a)  user ID of acknowledging operator,
                          b)  date and time of acknowledgement,
------------------------------------------------------------------------------------------------------------------------------
            3.     It is possible to clearly identify the alarm status                          C      C      C
                   "acknowledged" in the alarm log
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS shall provide a facility to acknowledge one or more                  C      C      C
                   alarms simultaneously, e.g. multiple selection in alarm
                   lists.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.4              ALARM LOGGING
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides alarm logs.                                                 C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS stores all alarms in alarm logs.                                     C      C      C
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS has access and can show contents of alarm logs                       C      C      C
                   created by the NEs.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS alarm log is capable of storing at least 50 000 entries.             C      C      C
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS alarm log size is configurable.                                      C      C      C
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
            6.     The EMS informs the operator before the log capacity limit is                C      C      C
                   reached.
------------------------------------------------------------------------------------------------------------------------------
            7.     The EMS allows to print out the content of the alarm log.                    C      C      C
------------------------------------------------------------------------------------------------------------------------------
            8.     The EMS alarm log contains the                                               C      C      C
                   o  the correlated alarm counter number
                   o  alarm ID number,
                   o  alarm name,
                   o  correlated object (s),
                   o  date and time of alarm raise time
                   o  date and time of alarm clear time,
                   o  alarm severity,
                   o  date and time of acknowledgment.
                   o   the correlated alarms
                   o  the deletion and filtering state
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.5              ALARM PRESENTATION
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.5.1            Alarm Presentation Format
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS presents active and acknowledged alarms in textual format.           C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS presents active alarms in graphical format.                          NC     NC     NC       7
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS provides an audible alarm indication in case of a                    C      C      C
                   received alarm event.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS displays a counter of the active and acknowledged alarms.            NC     NC     NC       7
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS displays a counter per each severity class.                          NC     NC     NC       7
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.5.2            List of Active and Acknowledged Alarms
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides a facility to show active alarms.                           C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS provides a facility to configure the alarm presentation              C      C      C
                   presentation to be updated on command.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS provides a facility to configure the alarm presentation              C      C      C
                   to be updated automatically.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS displays the                                                         C      C      C
                   o  alarm ID number,
                   o  alarm name,
                   o  correlated object,
                   o  date and time of alarm status change,
                   o  severity, and the
                   o  acknowledgement status.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS allows to print the List of active and acknowledged alarms.          C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.5.3            Detailed Alarm Information
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to detect the cause of an alarm by locating the alarm         NC     NC     NC       8
                   source in the graphical NE presentation (subrack, modules and cards).
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.5.4            Alarm Filtering and Masking
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides a facility which masks the consequent alarms from the       NC     NC     NC       9
                   primary alarm.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS provides a low pass filter allowing to constantly activate a         NC     NC     NC       9
                   toggling alarm status.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
6.2.5.5            List of Logged Alarms
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS creates alarm lists out of the selected alarm logs.                  C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS creates lists of selected attributes out of the several              C      C      C
                   alarm logs.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS creates lists of selected attributes values out of                   NC     NC     NC      10
                   the several alarm logs.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS allows to store and to retrieve all types of alarm                   C      C      C
                   lists on external storage devices.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS allows to print the list of logged alarms.                           C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.2.5.6            Heart Beat Function
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS is capable of monitoring the connection to the subordinate           C      C      C
                   NEs periodically.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS generates an alarm if the communication to the NE fails.             C      C      C
------------------------------------------------------------------------------------------------------------------------------
                   The EMS regularly sends its status to the NMS in order to                    C      C      C
                   detect a communication failure or EMS failure.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.3                PERFORMANCE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.3.1              PERFORMANCE MEASUREMENT
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS supports Performance Management related features as                  C      C      C
                   listed in the NE specification and committed to be available.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to configure performance measurement on command.              C      C      C
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS automatically receives performance history data at                   C      C      C
                   the end of a measurement period.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS allows to store all performance history data in a                    C      C      C
                   performance log.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS allows to store at least 30 x 24 h and 100 x 15h                     C      C      C
                   minutes performance per each single performance
                   monitoring point of the NE.
------------------------------------------------------------------------------------------------------------------------------
            6.     The performance history data are identified by NE id, NE type                C      C      C
                   and NE port and configurable name.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
6.3.2              PERFORMANCE HISTORY PRESENTATION
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to present the current and reloaded performance               C      C      C
                   history logs in table format
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to present the current and reloaded performance               NC     NC     NC      11
                   history logs in a diagram.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS allows to print out the current and reloaded                         C      C      C
                   performance history  logs in table format.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS allows to export the current and reloaded performance                NC     NC     NC      11
                   history logs in ASCII or EXCEL data format.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7                  EMS OPERATION AND MAINTENANCE
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.1              USER ACCESS CONTROL
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to define different operator classes for supporting           C      C      C
                   functional operation and maintenance domain partitioning.
------------------------------------------------------------------------------------------------------------------------------
            2.     The definition of operator domains is restricted to the system               C      C      C
                   administrator.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS provides an application to administer EMS operators,                 C      C      C
                   their access rights and the definition of a NE domain.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
            4.     A User ID / Password combination shall be available to get                   C      C      C
                   access to the EMS applications.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS locks an operator log in after a configurable number of              C      C      C
                   unsuccessful attempts.
------------------------------------------------------------------------------------------------------------------------------
            6.     The EMS unlocks locked operator accounts either manually by                  C      C      C
                   the system administrator or automatically by the system
                   after a configurable amount of time.
------------------------------------------------------------------------------------------------------------------------------
            7.     The EMS can lock the screen.                                                 C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.2              LMT ACCESS CONTROL
------------------------------------------------------------------------------------------------------------------------------
            1.     Log in to a NE by a LMT is indicated to the EMS by a notification            C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     Log out from a NE by a LMT is indicated to the EMS by a notification.        C      C      C
------------------------------------------------------------------------------------------------------------------------------
            3.     The equipment avoids access conflicts and possible consequent                C      C      C
                   data inconsistencies due to parallel EMS and LMT access to the NE by password protection.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.3              DATA MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.3.1            Data Base
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS MIB is completely stored in the data base.                           C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS provides a MIB browser.                                              NC     NC     NC      12
------------------------------------------------------------------------------------------------------------------------------
            3.     A database transaction log is maintained                                     NC     NC     NC      12
------------------------------------------------------------------------------------------------------------------------------
            4.     The data base transaction log contains at least the following                NC     NC     NC      12
                   information:
                   o   Date and time when the operation was performed
                   o   Operator ID
                   o   data base operation
                   o   Object on which operation was performed
                   o   NE ID to which object belongs
                   o   success/fail transaction
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS provides an open interface to ist data base (e.g. SQL)               C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.3.2            Data Backup
------------------------------------------------------------------------------------------------------------------------------
            1.     The operator interface of the archiving utilities is user                    NC     NC     NC    13
                   friendly (e.g. no sequence of operating system commands
                   is required).
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS allows to manually backup and restore the complete                   C      C      C
                   management data of the EMS.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS allows to automatically backup and restore the                       C      C      C
                   complete management data of the EMS (excluding the data
                   dictionary).
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS provides a facility to log backup operations.                        C      C      C
------------------------------------------------------------------------------------------------------------------------------
            5.     The archive media is delectable.                                             C      C      C
------------------------------------------------------------------------------------------------------------------------------
            6.     The backup operation does not influence system operations.                   C      C      C
------------------------------------------------------------------------------------------------------------------------------
            7.     The result of the archiving operations is reported to the EMS                C      C      C
                   operator.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.3.3            System Upgrade
------------------------------------------------------------------------------------------------------------------------------
            1.     In case of an EMS software update including a change of the                  C      C      C
                   configuration data model, it is possible to extract all EMS configuration data, to perform any conversion required for the new software and to repopulate the database.
------------------------------------------------------------------------------------------------------------------------------
            2.     An EMS software update does not affect the interfaces in any case.           C      C      C
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS logs data base errors in any case.                                   C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
7.4.3.4            Data Consistency between EMS and NEs
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS allows to check the EMS configuration data and the                   C      C      C
                   data of all subordinate NEs (audit function).
------------------------------------------------------------------------------------------------------------------------------
            2.     Upon the data consistency audit, the EMS allows both upload /                C      C      C
                   download of configuration data from / to the NE.
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS monitors the data consistency regularly.                             C      C      C
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS alarms in case of detected H/W to data base inconsistency.           C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.4              EMS SYSTEM SOFTWARE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.4.1            EMS System Software Download
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS software applications can be downloaded as single                    C      C      C
                   packages with version number.
------------------------------------------------------------------------------------------------------------------------------
            2.     Each EMS software application has its own version number.                    C      C      C
------------------------------------------------------------------------------------------------------------------------------
            3.     Error-free transfer of system software download is ensured by                C      C      C
                   verification procedures.
------------------------------------------------------------------------------------------------------------------------------
            4.     The EMS software update does not have any influence on the                   C      C      C
                   network traffic.
------------------------------------------------------------------------------------------------------------------------------
            5.     The EMS shall provide a facility to read the current EMS                     C      C      C
                   software version.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.4.2            EMS Restart
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS restart procedure performs data consistency checks                   C      C      C
                   between the EMS and the configuration data of all
                   subordinate NEs.
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS restart does not have any effects on the network traffic.            C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.4.3            EMS Shutdown
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS provides a facility to shut down the system without                  C      C      C
                   restarting it automatically (e.g. not removable database
                   integrity errors, viral infections).
------------------------------------------------------------------------------------------------------------------------------
            2.     The EMS reports the start of an EMS shutdown to the NMS.                     NC     NC     NC      14
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
            3.     The EMS shutdown does not have any effects on the network traffic.           C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
7.4.4.4            EMS Recovery
------------------------------------------------------------------------------------------------------------------------------
            1.     The EMS contains an EMS recovery mechanism to control all                    C      C      C
                   concurrently running processes within the EMS (e.g. restart of an application process).
------------------------------------------------------------------------------------------------------------------------------
            2.     If any persisting problems are discovered by the EMS, the                    C      C      C
                   recovery procedure performs appropriate actions (e.g.
                   inform the operator etc.)
------------------------------------------------------------------------------------------------------------------------------
            3.     The recovery process is not traffic affecting.                               C      C      C
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
8                  ENVIRONMENTAL CONDITIONS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
8.1                CLIMATIC CONDITIONS
------------------------------------------------------------------------------------------------------------------------------
            1.     The Equipment allows error free operation in accordance with                 C      C      C
                   ETSI Rec. C C C prETS 300 019-2-3, Class T 3.1.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
8.2                ELECTRO-MAGNETIC COMPATIBILITY (EMC)
------------------------------------------------------------------------------------------------------------------------------
            1.     The Equipment is compliant with the standards EN 55022 and                   C      C      C
                   EN 50082, class B
------------------------------------------------------------------------------------------------------------------------------
                   The Equipment is marked with the CE-compatibility sign.                      C      C      C
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            NO.    ITEM                                                                        SOC    SOC    SOC   REF. NO.
                                                                                               T1     T2     T3
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
8.3                SAFETY
------------------------------------------------------------------------------------------------------------------------------
            1.     The Equipment meets the electrical safety requirements of EN 41003.          C      C      C
------------------------------------------------------------------------------------------------------------------------------
            2.     The equipment is designed to ensure operation without hazard                 C      C      C
                   to personnel due to electrical commotion
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


3        REFERENCES

3.1      REFERENCES TO STANDARDS

----------------------------------------------------------------------------------------------------------------------
STANDARD                STATUS    DATE      TITLE
----------------------------------------------------------------------------------------------------------------------
ITU-T G.703                       04/91     Physical/Electrical characteristics of Hierarchical Digital Interfaces
----------------------------------------------------------------------------------------------------------------------
ITU-T G.707                       1991      Synchronous digital hierarchy bit rates
----------------------------------------------------------------------------------------------------------------------
ITU-T G.782                       1994      Types and general characteristics of synchronous digital hierarchy (SDH)
                                            equipment
----------------------------------------------------------------------------------------------------------------------
ITU-T G.783                       1994      Characteristics of synchronous digital hierarchy  /SDH)  equipment functional blocks
----------------------------------------------------------------------------------------------------------------------
ITU-T G.826                       11/93     Error performance parameters and objectives for International constant
                                            Bit Rate Digital Paths at or above the Primary Rate
----------------------------------------------------------------------------------------------------------------------
ITU-T G.841                       1995      Types and Characteristics of SDH Network Protection Architectures
----------------------------------------------------------------------------------------------------------------------
ITU-T G.957                       1993      Optical Interfaces and Systems relating to the synchronous digital hierarchy
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
ETS 300 019             pr        02/92     Environmental conditions and Environmental Tests for Telecommunications
                                            Equipment
                                            Part A: Introduction and Terminology
                                            Part B: classification of Environmental conditions
----------------------------------------------------------------------------------------------------------------------
ETS 300 119                                 European Telecommunication Standard for Equipment Practice
                                  03/93     Part 2:  Engineering Requirements for Racks
                                  09/93     Part 3:  Engineering Requirements for Miscellaneous Racks and cabinets
                                  09/93     Part 4:  Engineering Requirements for Subracks
----------------------------------------------------------------------------------------------------------------------
ETS 300 253                       01/95     Earthing and bonding of telecommunication equipment in telecommunication centres
----------------------------------------------------------------------------------------------------------------------
EN 41003                          1991      Particular safety requirements for equipment to be connected to telecommunication network
----------------------------------------------------------------------------------------------------------------------
EN 55022                          05/95     Grenzwerte und  Me(beta)verfahren fur Funkstorungen von Einrichtungen der
                                            Informationstechnik
----------------------------------------------------------------------------------------------------------------------
EN 50082                                    Elektromagnetische Vertraglichkeit - Fachgrundnorm Storfestigkeit
                                  12/94     Part 1: Elektromagnetische Vertraglichkeit - Fachgrundnorm
                                            Storfestigkeit - Teil 1: Wohnbereich, Geschafts- und Gewerbebereiche
                                  02 /96    sowie Kleinbetriebe
                                            Part 2: Elektromagnetische Vertraglichkeit - Fachgrundnorm
                                            Storfestigkeit - Teil 2: Industriebereich
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 2
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 4.1
                                               Item No.: 8,9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Graphical User Interface for EMS

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
The EC-1 and the OPC do not save information in MIBs as this means is part of the SNMP standard. However all configuration information is stored in the resilient network elements and the databases contained in those Multiplexers as the only valid database originating from the assumption that only the network is the real database for configuration information. Uploads and Downloads of configuration information to INM via the element controllers is feasable. Uploaded information is stored in a database at the Element Control level which the INM system is accessing on request to perform the desired changes from the pathmanagement system itself. The responsible application is the INM Trailmanager.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development
--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network

--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 3
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 4.2
                                               Item No.: 1,2,3,4,5,7,8,9

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 NE Representation on the GUI

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 4
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.1.3
                                               Item No.: 1,2,7

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Transmission Configuration

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 5
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.1.3
                                               Item No.: 8,9,10

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Transmission Configuration

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 2.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 6
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.1.4
                                               Item No.: 1,2,3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Alarm Configuration

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
The severity of an alarm is provided as part of the Network Element generated fault messages and cannot be changed by the means of using the Element Controller, as the severity assigned is based on the experience Nortel Networks has gained through customers during the long period of time since SDH multiplexers have been available.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------

/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements / / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network

--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 7
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.1.5.1
                                               Item No.: 2,4,5

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Alarm Presentation Format

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 8
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.1.5.3
                                               Item No.: 1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Detailed Alarm Information

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 9
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.1.5.4
                                               Item No.: 1,2

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 Alarm Filtering and Masking

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 14
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 7.4.4.3
                                               Item No.: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
 EMS Shutdown

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
In case of an EMS shutdown the upper layer INM system recognises the loss of communication and reports this failure. In the case of redundant EMS systems the spare EMS takes over management operation and ensures continued network management operation.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 10
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.2.5.5
                                               Item No.: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
List of logged Alarms

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 11
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 6.3.2
                                               Item No.: 2,4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Performance History Presentation

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 12
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 7.4.3.1
                                               Item No.: 2,3,4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Data Base

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 1.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

                  EXPLANATORY SHEET (TECHNICAL SPECIFICATIONS)

--------------------------------------------------------------------------------
Supplier: NORTEL DASA                          Reference No.: 13
                                               otel.o Document No.: ST-rfx-0012
                                               Chapter: 7.4.3.2
                                               Item No.: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Item of non compliance
--------------------------------------------------------------------------------
Data Backup

--------------------------------------------------------------------------------
2. Description of non compliance
--------------------------------------------------------------------------------
Please refer to note 2.

--------------------------------------------------------------------------------
3. Proposed further Development:
--------------------------------------------------------------------------------
/ / Compliant development planned until / / T1 / / T2 / / after T2
/X/ Further Development planned but not compliant with o.tel.o requirements
/ / No further development

--------------------------------------------------------------------------------
4. Affect of further Product Development on the o.tel.o Network
--------------------------------------------------------------------------------
No.

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
1              TRANSMISSION FEATURES
-----------------------------------------------------------------------------------------------------------------------------------
         1     The supplier provides a link/hop planning tool allowing to                                recommend Nortel
               simulate and design the DWDM network (Attenuation,                                        Network Engineering
               Dispersion,..).                                                                           OPTICAL POWER
                                                                                                         BUDGET TOOL
-----------------------------------------------------------------------------------------------------------------------------------
         2     The supplier provides a released document containing system             IR   IR    IR     see Doc. 323-1251-
               planning and engineering rules based on standard single                                   233 SEC. 8 -Optical
               mode fibres.                                                                              Link Engineering
-----------------------------------------------------------------------------------------------------------------------------------
1.1            TRANSMISSION INTERFACES
-----------------------------------------------------------------------------------------------------------------------------------
         1     Connector Type E2000 APC                                                                  see OPTera Product
                                                                                                         Description SEC. 3.2
-----------------------------------------------------------------------------------------------------------------------------------
1.1.1         INTERFACES ACCYING N x LAMBDAS
-----------------------------------------------------------------------------------------------------------------------------------
         1     Maximum output power of the interfaces                                  IR   IR    IR     see OPTera Product
                                                                                                         Description SEC. 1.3 -
                                                                                                         Wavelength Plan and
                                                                                                         SEC.1.4 - Client
                                                                                                         Interfaces
-----------------------------------------------------------------------------------------------------------------------------------
         2     OADM link/hop limits (attenuation, dispersion,..) as function           IR   IR    IR     see Doc. 323-1251-233
               of number and lengths of hops between terminals.                                          SEC. 8 Optical Link
                                                                                                         Engineering
-----------------------------------------------------------------------------------------------------------------------------------
         3     Automatic output power adjustment depending on the number                                 see OPTera Product
               of received channels                                                                      Description SEC 7.2.2 -
                                                                                                         Performance Management
-----------------------------------------------------------------------------------------------------------------------------------
         4     N x lambda interface on tributary side                                                    see OPTera Product
                                                                                                         Description SEC. 1.3 -
                                                                                                         Wavelength Plan and
                                                                                                         SEC.1.4 - Client
                                                                                                         Interfaces
-----------------------------------------------------------------------------------------------------------------------------------
1.1.2         TRANSPONDERS AND TRIBUTARY INTERFACES
-----------------------------------------------------------------------------------------------------------------------------------
         1     Optical interface I-16.1                                                                  see TN-64X Tech. Spec.
                                                                                                         323-1321-180
                                                                                                         SEC. 2 - Optical
                                                                                                         Interface
                                                                                                         Specification
---------------------------------------------------------------------------------------------------------
         2     Optical interface S-16.1
---------------------------------------------------------------------------------------------------------
         3     Optical interface L-16.1
---------------------------------------------------------------------------------------------------------
         4     Optical interface L-16.2
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
         5     Bitrate independent interface                                                             see OPTera Product
                                                                                                         Description SEC. 4.2 -
                                                                                                         Optical Channel Card
                                                                                                         and SEC.4.3 - Optical
                                                                                                         Channel Interface
-----------------------------------------------------------------------------------------------------------------------------------
         6    Optical Power Budget without transponders                                 IR   IR    IR    see Nortel Network
                                                                                                         Engineering OPTICAL
                                                                                                         POWER BUDGET TOOL
-----------------------------------------------------------------------------------------------------------------------------------
         7     Active wavelength control (not only via chip temperature)
-----------------------------------------------------------------------------------------------------------------------------------
         8     Transmit transponders optional for tributary channels
               (option to use output signals from coloured transmitters
               without need to implement transponders)
-----------------------------------------------------------------------------------------------------------------------------------
         9     Receive transponders optional for add/drop channels (option to apply DEMUX output signal to SDH-receiver)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1.2            SYSTEM CONNECTIVITY                                                                       Wavelengths are organised
                                                                                                         into bands each band
                                                                                                         having four wavelength
                                                                                                         based on 200GHz SPACING
-----------------------------------------------------------------------------------------------------------------------------------
         1     In case of optical channel spacing 100 GHz:                                               see OPTera Product
                                                                                                         Description SEC.1.3 -
                                                                                                         Wavelength Plan
-----------------------------------------------------------------------------------------------------------------------------------
         2     Max. number of optical channels aggregate east to agg. west             IR   IR    IR     (see OPTera Product
                                                                                                         Description SEC.1.3 -
                                                                                                         Wavelength Plan
-----------------------------------------------------------------------------------------------------------------------------------
         3     Min. number of optical channels aggregate west to agg. east             IR   IR    IR     (see OPTera Product
                                                                                                         Description SEC.1.3 -
                                                                                                         Wavelength Plan
-----------------------------------------------------------------------------------------------------------------------------------
         4     Max. number of optical channels added/dropped to/from                   IR   IR    IR     see OPTera Product
               direction east                                                                            Description SEC. 2 -
                                                                                                         Network
                                                                                                         Configurations
-----------------------------------------------------------------------------------------------------------------------------------
         5     Min. number of optical channels added/dropped to/from                   IR   IR    IR     see OPTera Product
               direction east                                                                            Description SEC. 2 -
                                                                                                         Network
                                                                                                         Configurations
-----------------------------------------------------------------------------------------------------------------------------------
         6     Max. number of optical channels added/dropped to/from                   IR   IR    IR     see OPTera Product
               direction west                                                                            Description SEC. 2 -
                                                                                                         Network
                                                                                                         Configurations
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
         7     Min. number of optical channels added/dropped to/from                   IR   IR    IR     see OPTera Product
               direction west                                                                            Description SEC. 2 -
                                                                                                         Network
                                                                                                         Configurations
-----------------------------------------------------------------------------------------------------------------------------------
         8
-----------------------------------------------------------------------------------------------------------------------------------
               IN CASE OF OPTICAL CHANNEL SPACING 50 GHz:
-----------------------------------------------------------------------------------------------------------------------------------
         9     Max. number of optical channels aggregate east to agg. west               IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
         10    Min. number of optical channels aggregate west to agg. east               IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
         11    Max. number of optical channels added/dropped to/from direction east      IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
         12    Min. number of optical channels added/dropped to/from direction east      IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
         13    Max. number of optical channels added/dropped to/from direction west      IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
         14    Min. number of optical channels added/dropped to/from direction west      IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1.3            STM-64 COMPATIBILITY
-----------------------------------------------------------------------------------------------------------------------------------
         1     It is possible to upgrade aggregate - aggregate channels from                             see OPTera Product
               STM-16 to STM-64 without need to change hardware.                                         Description SEC. 4.2 -
                                                                                                         Optical Channel
                                                                                                         Laser and Detector
                                                                                                         Card
-----------------------------------------------------------------------------------------------------------------------------------
         2     It is possible to upgrade specific aggregate - tributary                                  see OPTera Product
               channels from STM-16 to STM-64 is possible without                                        Description SEC. 4.1 -
               affecting other channels.                                                                 Optical Multiplexer
-----------------------------------------------------------------------------------------------------------------------------------
1.4            OTHER TRANSMISSION FEATURES
-----------------------------------------------------------------------------------------------------------------------------------
         1     Dispersion compensation for aggregate - aggregate channels                                see Doc. 323-1251-233
                                                                                                         SEC. 8 Optical
                                                                                                         Link Engineering
--------------------------------------------------------------------------------------------------------
         2     Automatic gain control
--------------------------------------------------------------------------------------------------------
         3     A aggregate - aggregate channel upgrade is not traffic
               affecting to all channels already in service
--------------------------------------------------------------------------------------------------------
         4     A aggregate - tributary channel upgrade is not traffic
               affecting to all channels already in service
--------------------------------------------------------------------------------------------------------
         5     Forward error correction
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
2              ENGINEERING ORDERWIRE                                                                     see Nortel
                                                                                                         SPEAKEASY EOW
                                                                                                         Overview Document
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
2.1           INTERFACES
--------------------------------------------------------------------------------------------------------
         1     2 wire i/f (towards PSTN)
--------------------------------------------------------------------------------------------------------
         2     2 wire  i/f (towards standard handset)
--------------------------------------------------------------------------------------------------------
2.2            FUNCTIONS
--------------------------------------------------------------------------------------------------------
         1     Selective Call
--------------------------------------------------------------------------------------------------------
         2     Conference Call (up to four participants)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
3              MANAGEMENT COMMUNICATION
--------------------------------------------------------------------------------------------------------
3.1            COMMUNICATION INTERFACES                                                                  see OPTera Product
                                                                                                         Description SEC. 5.2.3 -
                                                                                                         Standard
                                                                                                         Communications
                                                                                                         Interfaces and SEC.7.3 -
                                                                                                         Management
                                                                                                         Communication
--------------------------------------------------------------------------------------------------------
         1     F- Interface (RS 232)
--------------------------------------------------------------------------------------------------------
         2     Q- interface as gateway to the EMS
--------------------------------------------------------------------------------------------------------
         3     Qecc Routing (2 level IS-IS)
--------------------------------------------------------------------------------------------------------
         4     Q I/F (Ethernet)
--------------------------------------------------------------------------------------------------------
         5     Optical Supervisory Channel
-----------------------------------------------------------------------------------------------------------------------------------
         6     OSC - wavelength                                                        IR   IR    IR     see OPTera Product
                   - bitrate                                                                             Description SEC. 5.2.2
                   - optical span limit                                                                  - Per Wavelength
                   - transmission protocol                                                               Optical Service
                                                                                                         Channel and SEC.7.3 -
                                                                                                         Management
                                                                                                         Communication
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
3.2            O & M INTERFACES
-----------------------------------------------------------------------------------------------------------------------------------
         1     8 x Remote Control Inputs
-----------------------------------------------------------------------------------------------------------------------------------
         2     Remote Control Outputs
-----------------------------------------------------------------------------------------------------------------------------------
         3     Card LED support
-----------------------------------------------------------------------------------------------------------------------------------
         4     Subrack LED support
-----------------------------------------------------------------------------------------------------------------------------------
         5     Rack Alarm support
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
4              PERFORMANCE MANAGEMENT                                                                    see OPTera Product
                                                                                                         Description SEC. 7.2.2
                                                                                                         - Performance
                                                                                                         Management
--------------------------------------------------------------------------------------------------------
         1     B1 Performance Monitoring on Transponder Unit
--------------------------------------------------------------------------------------------------------
         2     15 min Performance History Data Collection from each
               Regenerator Section Monitoring Point (ES, SES and UAT).
--------------------------------------------------------------------------------------------------------
         3     24 h Performance History Data Collection from each
               Regenerator Section Monitoring Point (ES, SES and UAT).
--------------------------------------------------------------------------------------------------------
         4     15 min Performance History Log for more than 100 intervals
--------------------------------------------------------------------------------------------------------
         5     24 h Performance History Log for more than 30 intervals
--------------------------------------------------------------------------------------------------------
         6     Performance Monitoring Threshold Crossing Notification
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
5              FAULT AND STATUS MANAGEMENT                                                               see OPTera Product
                                                                                                         Description SEC. 7.2.3
                                                                                                         - Fault Management
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 5.1.1         ALL OPTICAL INTERFACES                                                                    see OPTera Product
                                                                                                         Description SEC. 4.2 -
                                                                                                         Optical Channel
                                                                                                         Card; SEC.4.3 -
                                                                                                         Optical Channel
                                                                                                         Interface; SEC.4.4 -
                                                                                                         Optical Channel
                                                                                                         Manager AND SEC.4.5 -
                                                                                                         Shelf Processor
-----------------------------------------------------------------------------------------------------------------------------------
         1     Laser Restart for Test
--------------------------------------------------------------------------------------------------------
         2     Detection of Laser Shutdown
--------------------------------------------------------------------------------------------------------
         3     Detection of disabled ALS on any optical interface
--------------------------------------------------------------------------------------------------------
         4     Detection of Optical Source Power High on any optical interface
--------------------------------------------------------------------------------------------------------
         5     Detection of LOS, LOS status change hysteresis
--------------------------------------------------------------------------------------------------------
         6     Insertion of AIS upon detection of LOS
--------------------------------------------------------------------------------------------------------
         7     Detection of number of received channels
--------------------------------------------------------------------------------------------------------
         8     Monitoring of laser current for pump laser 1
--------------------------------------------------------------------------------------------------------
         9     Monitoring of laser current for pump laser 2
--------------------------------------------------------------------------------------------------------
         10    Monitoring of temperature for pump laser 1
--------------------------------------------------------------------------------------------------------
         11    Monitoring of temperature for pump laser 2
--------------------------------------------------------------------------------------------------------
         12    Monitoring of laser temperature
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
         13    Monitoring of transmitted wavelength
--------------------------------------------------------------------------------------------------------
         14    Monitoring of received input power
--------------------------------------------------------------------------------------------------------
         15    Monitoring of transmitted output power
--------------------------------------------------------------------------------------------------------
         16    Detection of coupler temperature high
--------------------------------------------------------------------------------------------------------
         17    Detection of grating temperature high
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 5.1.2         ALL REGENERATOR SECTION MONITORING POINTS                                                 see OPTera Product
                                                                                                         Description SEC. 5.5.-
                                                                                                         Maintenance
--------------------------------------------------------------------------------------------------------
         1     Detection of OOF
--------------------------------------------------------------------------------------------------------
         2     Detection of LOF
--------------------------------------------------------------------------------------------------------
         3     Detection of RS EBER (10E-3) based on  B1 BIP-8 parity
               calculation on demux unit
--------------------------------------------------------------------------------------------------------
         4     Detection of RS EBER (10E-3) based on  B1 BIP-8 parity
               calculation on transponder unit
--------------------------------------------------------------------------------------------------------
         5     Detection of Section Trace Mismatch based on J0 Byte
               monitoring on demux unit
--------------------------------------------------------------------------------------------------------
         6     Detection of Section Trace Mismatch based on J0 Byte
               monitoring on transponder unit
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 5.1.3         MANAGEMENT COMMUNICATION FUNCTION                                                         see OPTera Product
                                                                                                         Description SEC. 7.3.-
                                                                                                         Management
                                                                                                         Communications
--------------------------------------------------------------------------------------------------------
               Detection of Remote Control Input Active
--------------------------------------------------------------------------------------------------------
               Detection of OSC Comms Fail (LAPD Alarm)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 5.1.4         SYSTEMS MANAGEMENT FUNCTION                                                               see OPTera Product
                                                                                                         Description SEC. 7.2.-
                                                                                                         System Management
                                                                                                         and SEC.5 - Software
                                                                                                         Description
--------------------------------------------------------------------------------------------------------
         1     Detection of Secondary Power Fail
--------------------------------------------------------------------------------------------------------
         2     Detection of Primary Power Low
--------------------------------------------------------------------------------------------------------
         3     Detection of Primary Power Fail per each single power feed
--------------------------------------------------------------------------------------------------------
         4     Detection of Re-Boot Fail
--------------------------------------------------------------------------------------------------------
         5     Detection of Configuration Data Integrity Check Failure
--------------------------------------------------------------------------------------------------------
         6     Detection of System Software Integrity Check Failure
--------------------------------------------------------------------------------------------------------
         7     Detection of Network Element Controller Fail
--------------------------------------------------------------------------------------------------------
         8     Detection of Card Protection Switch Failure
--------------------------------------------------------------------------------------------------------
         9     Detection of Card Out
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
         10    Detection of Card Fail (upon detection of internal parity mismatch etc.)
--------------------------------------------------------------------------------------------------------
         11    Detection of Wrong Card
--------------------------------------------------------------------------------------------------------
         12    Network Protection Switch Failure
--------------------------------------------------------------------------------------------------------
         13    Optical Layer Protection Switch Active
--------------------------------------------------------------------------------------------------------
         14    Card Protection Switch Active
--------------------------------------------------------------------------------------------------------
         15    Fault / Status Log Capacity Exceeded
--------------------------------------------------------------------------------------------------------
         16    Configuration Data Transaction Log Capacity Exceeded
--------------------------------------------------------------------------------------------------------
         17    Performance Monitoring Log Capacity Exceeded
--------------------------------------------------------------------------------------------------------
         18    Access  Log Capacity Exceeded
--------------------------------------------------------------------------------------------------------
         19    Software Download in Progress
--------------------------------------------------------------------------------------------------------
         20    Software Download Failure
--------------------------------------------------------------------------------------------------------
         21    Software Download Failure - Retry in Progress
--------------------------------------------------------------------------------------------------------
         22    Software Download Complete
--------------------------------------------------------------------------------------------------------
         23    Card Restoration Complete
--------------------------------------------------------------------------------------------------------
         24    Re-Boot Restoration Complete
--------------------------------------------------------------------------------------------------------
         25    Electronic Label Update
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
5.2            ALARM EVENT HANDLING                                                                      see OPTera Product
                                                                                                         Description SEC. 7.2.3
                                                                                                         - Fault Management
--------------------------------------------------------------------------------------------------------
         1     Alarm Persistence Filter (filtering of toggling alarms)
--------------------------------------------------------------------------------------------------------
         2     Alarm Correlation Filter (F3 filter, suppression of consequent alarms)
--------------------------------------------------------------------------------------------------------
         3     Alarm Inversion Facility
--------------------------------------------------------------------------------------------------------
         4     Performance of the alarm throughput GREATER THAN 10 alarms per second
--------------------------------------------------------------------------------------------------------
         5     Indication of Alarm Event Forwarding Suppression per
               functional unit (e.g. Regenerator Section ...)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
6              CONFIGURATION MANAGEMENT                                                                  see OPTera Product
                                                                                                         Description SEC. 7.2.1
                                                                                                         - Configuration
                                                                                                         Management and
                                                                                                         SEC.5.4 -
                                                                                                         Configuration
                                                                                                         Management
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
6.1            GENERAL                                                                                   see OPTera Product
                                                                                                         Description SEC.5 -
                                                                                                         Software Description and
                                                                                                         SEC. 7.2.- System
                                                                                                         Management
--------------------------------------------------------------------------------------------------------
         1     Upload of Configuration Data - on single command
--------------------------------------------------------------------------------------------------------
         2     Upload of Configuration Data - on bulk command
--------------------------------------------------------------------------------------------------------
         3     Download of Configuration Data on bulk command
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
6.2            CONFIGURATION OF FUNCTIONAL BLOCKS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 6.2.1         ALL OPTICAL INTERFACES
--------------------------------------------------------------------------------------------------------
         1     Set of transmitted output power
--------------------------------------------------------------------------------------------------------
         2     Set of input power warning thresholds
--------------------------------------------------------------------------------------------------------
         3     Set input power switch off thresholds
--------------------------------------------------------------------------------------------------------
         4     Set output power warning thresholds
--------------------------------------------------------------------------------------------------------
         5     Set output power switch off thresholds
--------------------------------------------------------------------------------------------------------
         6     Set laser current alarm thresholds
--------------------------------------------------------------------------------------------------------
         7     Set of laser temperature alarm thresholds
--------------------------------------------------------------------------------------------------------
         8     Set of transmitted wavelength alarm thresholds
--------------------------------------------------------------------------------------------------------
         9     Enable / Disable Automatic Laser Shutdown according to ITU-T G.958
--------------------------------------------------------------------------------------------------------
         10    Enable / Disable Laser
--------------------------------------------------------------------------------------------------------
         11    Enable Laser for Test Purposes  (2s  / 90s)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 6.2.2         ALL REGENERATOR SECTION MONITORING POINTS
--------------------------------------------------------------------------------------------------------
         1     Set Threshold B1-EBER
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
7              NETWORK PROTECTION                                                                        see OPTera Product
                                                                                                         Description SEC. 5.6 -
                                                                                                         Protection Switching
--------------------------------------------------------------------------------------------------------
7.1            OPTICAL MULTIPLEX SECTION PROTECTION (OMSP)
--------------------------------------------------------------------------------------------------------
         1     OMSP function
--------------------------------------------------------------------------------------------------------
         2     Switch-Over Completion Time (LESS THAN) 50ms
--------------------------------------------------------------------------------------------------------
         3     Enable / Disable Automatic Switching
--------------------------------------------------------------------------------------------------------
         4     Manual Switching via Management Interface
--------------------------------------------------------------------------------------------------------
         5     Configurable Wait Time to Restore
--------------------------------------------------------------------------------------------------------
7.2            WAVELENGTH SELECTIVE PROTECTION SWITCHING
--------------------------------------------------------------------------------------------------------
         1     Wavelength selective Subnetwork Connection Protection
--------------------------------------------------------------------------------------------------------
         2     Switch-Over Completion Time (LESS THAN) 50ms
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
         3     Enable / Disable Automatic Switching
--------------------------------------------------------------------------------------------------------
         4     Manual Switching via Management Interface
--------------------------------------------------------------------------------------------------------
         5     Configurable Wait Time to Restore
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
8              OPERATION AND MAINTENANCE
-----------------------------------------------------------------------------------------------------------------------------------
8.1            GENERAL
-----------------------------------------------------------------------------------------------------------------------------------
         1     Event buffer
-----------------------------------------------------------------------------------------------------------------------------------
         2     Heart Beat Function for all processes
-----------------------------------------------------------------------------------------------------------------------------------
         3     Automatic Re-boot after power failure
-----------------------------------------------------------------------------------------------------------------------------------
         4     Real time clock function
-----------------------------------------------------------------------------------------------------------------------------------
         5     Automatic synchronization of NE real time clock on EMS real time clock
-----------------------------------------------------------------------------------------------------------------------------------
         6     It is possible to set the NE time and date via EMS/LCT
-----------------------------------------------------------------------------------------------------------------------------------
         7     NSAP Address modification
-----------------------------------------------------------------------------------------------------------------------------------
         8     Local Software Download
-----------------------------------------------------------------------------------------------------------------------------------
         9     Remote Software Download
-----------------------------------------------------------------------------------------------------------------------------------
         10    Upload of configuration data to EMS/LCT
-----------------------------------------------------------------------------------------------------------------------------------
         11    Download of configuration data from EMS/LCT
-----------------------------------------------------------------------------------------------------------------------------------
         12    Manager Decision Process for equipment access control
-----------------------------------------------------------------------------------------------------------------------------------
         13    Display of Optical Transmit Power Level
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
8.2            LOGS
-----------------------------------------------------------------------------------------------------------------------------------
         1     Alarm / Status Log
-----------------------------------------------------------------------------------------------------------------------------------
         2     Performance Log (storage capacity at least 8 x 15 min
               intervals and 30 x 24 h interval for each monitoring point)
-----------------------------------------------------------------------------------------------------------------------------------
         3     Configuration  Log (storage capacity at least 24 h)
-----------------------------------------------------------------------------------------------------------------------------------
         4     Access Control  Log (storage capacity at least 10 days)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
8.3            REDUNDANCY
-----------------------------------------------------------------------------------------------------------------------------------
         1     Dual Power Feed
-----------------------------------------------------------------------------------------------------------------------------------
         2     1+1 Protection of Power Supply
-----------------------------------------------------------------------------------------------------------------------------------
         3     Redundancy of pump lasers
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
8.4            EQUIPMENT TESTING FUNCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
         1     Integrity Check of Configuration Data
-----------------------------------------------------------------------------------------------------------------------------------
         2     Integrity Check of System Software
-----------------------------------------------------------------------------------------------------------------------------------
         3     Configuration of Loop Back on all optical Interface Cards
-----------------------------------------------------------------------------------------------------------------------------------
         4     Optical monitoring port on each transmit transponder (output signal)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
         5     Optical monitoring port on each receive transponder (input signal)
-----------------------------------------------------------------------------------------------------------------------------------
         6     Optical monitoring port on each pre-amplifier (input signal)
-----------------------------------------------------------------------------------------------------------------------------------
         7     Optical monitoring port on each booster-amplifier (output
               signal)
-----------------------------------------------------------------------------------------------------------------------------------
8.5            INVENTORY DATA
-----------------------------------------------------------------------------------------------------------------------------------
         1     Electronic Label Read Access via Management Interfaces
-----------------------------------------------------------------------------------------------------------------------------------
         2     Automatic Electronic Label Upgrade
-----------------------------------------------------------------------------------------------------------------------------------
         3     Compatibility Check of Equipment Hardware Releases
-----------------------------------------------------------------------------------------------------------------------------------
         4     Compatibility Check of Equipment Firmware Releases
-----------------------------------------------------------------------------------------------------------------------------------
         5     Compatibility Check of Equipment Software Releases
-----------------------------------------------------------------------------------------------------------------------------------
         6     Compatibility Check of Equipment Software Releases to the
               Management System
-----------------------------------------------------------------------------------------------------------------------------------
         7     Electronic Label contents:
               - Unit hardware release / version
               - Unit hardware serial number
               - Unit firmware release / version -
               - Unit software release / version
               - Unit installation date of unit/NE -
               - Production date of unit/NE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
9              ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL COMPATIBILITY
               AND SAFETY
-----------------------------------------------------------------------------------------------------------------------------------
9.1            CLIMATIC CONDITIONS
-----------------------------------------------------------------------------------------------------------------------------------
         1     Compliance with Stationary Use Conditions acc. to prETS
               300 019-2-3 Class T 3.2
-----------------------------------------------------------------------------------------------------------------------------------
         2     No need for air conditioning via elevated ground floor
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
9.2            ELECTROMAGNETIC COMPATIBILITY
-----------------------------------------------------------------------------------------------------------------------------------
         1     Compliance with EN 55022
-----------------------------------------------------------------------------------------------------------------------------------
         2     Compliance with EN 50082
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
9.3            SAFETY
-----------------------------------------------------------------------------------------------------------------------------------
         1     CE certification available
-----------------------------------------------------------------------------------------------------------------------------------
         2     Electrical safety according to EN 41003
-----------------------------------------------------------------------------------------------------------------------------------
         3     General requirements according to EN 60950 A1, A2
-----------------------------------------------------------------------------------------------------------------------------------
         4     Fire and heat safety according to ETS 300 019-2
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
10             PHYSICAL CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CCG RFQ-ST-rfx-0005-OPTICAL ADM
-----------------------------------------------------------------------------------------------------------------------------------
(NOTE: see o.Tel.o RFI Part 4 for detailed responses to similar questions.
-----------------------------------------------------------------------------------------------------------------------------------
Additional information is available in the documents identified in the Comment colum)
-----------------------------------------------------------------------------------------------------------------------------------
PARA                                                                                   T1   T2    T3           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
         1     Rack size according to ETSI 300 119, 600 mm x 300 mm
-----------------------------------------------------------------------------------------------------------------------------------
         2     Rack size according to ETSI 300 119, 600 mm x 600 mm
-----------------------------------------------------------------------------------------------------------------------------------
         3     System installation and h/w upgrade via front access possible
-----------------------------------------------------------------------------------------------------------------------------------
         4     Number of required Racks in minimum configuration                       IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
         5     Number of required Racks in maximum configuration                       IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
11             POWER SUPPLY
-----------------------------------------------------------------------------------------------------------------------------------
         1     Nominal input voltage -48V
-----------------------------------------------------------------------------------------------------------------------------------
         2     Minimum accepted input voltage                                          IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
         3     Maximum accepted input voltage                                          IR   IR    IR
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
12             AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------------
         1     The supplier shall provide MTBF figures for each functional             IR   IR    IR
               unit of the offered equipment based on his statistical
               evaluations according to the template as attached in Annex 1
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
13             POWER CONSUMPTION
-----------------------------------------------------------------------------------------------------------------------------------
         1     The supplier shall provide worst case power consumption                 IR   IR    IR
               figures for each functional unit of the offered equipment
               according to the tem-plate as attached in Annex 1
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
14             SYSTEM MANUALS
-----------------------------------------------------------------------------------------------------------------------------------
         1     System Description in Hypertext Format on CD
-----------------------------------------------------------------------------------------------------------------------------------
         2     System O&M Manuals in Hypertext Format on CD
-----------------------------------------------------------------------------------------------------------------------------------

                                           SPECIFICATION OF SERVICES

ID                        ST-rfx-0015
REVISION                  1.3 / APPROVED
DATE                      06 Sep 1999
CONFIDENCE                CCG CONFIDENTIAL

                          ------------------------------------------------------

AUTHOR                    Systemtechnik                  Jorg Gimmler

APPROVED                  Netzbetrieb

NOTICE                    Netzplanung


FILENAME                  Specification of Services-13

                          ------------------------------------------------------

DESCRIPTION               Attachment to the contract with supplier of DWDM and
                          SDH equipment defining all regular and optional services offered by the supplier in conjunction with type acceptance, installation, commissioning and operation of the systems.

                          ------------------------------------------------------

CHANGE LOG                1.0 / APPROVED / 09/04/99 / J. Gimmler
                          1.1 / APPROVED / 12/04/99 / J. Gimmler, comments from
                                           Netzaufbau  inserted
                          1.2 / APPROVED / 27/08/99 / J. Gimmler, Delivery Times
                                           and Field Acceptance wording, project
                                           interfaces adapted
                          1.3 / APPROVED / 06/09/99 / J. Gimmler, Nortel Dasa
                                           Project Interface Chart inserted

                          ------------------------------------------------------

TABLE OF CONTENTS

1     Scope....................................................................4
2     Definitions and Abbreviations............................................5
   2.1   Definitions...........................................................5
   2.2   Abbreviations.........................................................6
3     Project Management.......................................................7
   3.1   Project Management Manual.............................................7
   3.2   Contract Plan.........................................................7
   3.3   Reporting.............................................................7
      3.3.1   Product Creation Report..........................................7
      3.3.2   Project Implementation Report....................................7
   3.4   Assigned Key Persons..................................................7
   3.5   Project Meetings......................................................9
      3.5.1   Project Review Meetings..........................................9
      3.5.2   Project Implementation Review Meetings...........................9
      3.5.3   Commercial Meeting..............................................10
      3.5.4   Technical Review Meetings.......................................10
4     Type Acceptance.........................................................11
   4.1   General..............................................................11
   4.2   Type Acceptance Procedure............................................11
      4.2.1   Type Acceptance Documentation...................................11
      4.2.2   Acceptance Test in Test Floor...................................14
      4.2.3   Acceptance on First Site........................................14
      4.2.4   Handling of Deficiencies........................................15
   4.3   Type Acceptance Certificate..........................................16
   4.4   Type Acceptance Fail.................................................16
   4.5   Type Modifications...................................................16
5     Regular Services........................................................17
   5.1   Ordering.............................................................17
   5.2   Delivery Times.......................................................17
      5.2.1   Without Forecast................................................17
      5.2.2   With Forecast...................................................17
   5.3   Goods Installation...................................................18
      5.3.1   General.........................................................18
      5.3.2   Site Survey.....................................................18
      5.3.3   Preparation of Site.............................................18
      5.3.4   System Installation.............................................18
      5.3.5   Installation Documentation......................................19
      5.3.6   Commissioning...................................................19
   5.4   Field Acceptance.....................................................19
      5.4.1   General.........................................................19
      5.4.2   Field Acceptance Documentation..................................20
      5.4.3   Field Acceptance Certificate....................................20
      5.4.4   Field Acceptance Fail...........................................20
   5.5   Training.............................................................20
      5.5.1   General.........................................................20
      5.5.2   Network Operation...............................................20
      5.5.3   System Administration and Maintenance...........................21
6     Maintenance Services....................................................22
   6.1   General..............................................................22
      6.1.1   Classification of Problems......................................22
      6.1.2   Problem Reporting...............................................23
   6.2   Help Desk Services...................................................23

   6.3   Replacement Service..................................................24
      6.3.1   General.........................................................24
      6.3.2   Replacement Procedure...........................................24
      6.3.3   12 hours Replacement Service....................................24
      6.3.4   24 hours Replacement Service....................................24
   6.4   Corrective Maintenance Service.......................................24
      6.4.1   General.........................................................24
      6.4.2   Time to Repair..................................................25
   6.5   Onsite NMC-Support...................................................25
   6.6   De-Installation......................................................25
7     Quality Assurance.......................................................26
   7.1   Project Management System............................................26
   7.2   Quality Plan.........................................................26
   7.3   Quality Audits.......................................................26
   7.4   Fault History System.................................................26
8     Time Schedules..........................................................27
   8.1   Type Acceptance......................................................27
      8.1.1   Type Acceptance Preparation.....................................27
      8.1.2   Type Acceptance Testing.........................................29



--------------------------------------------------------------------------------

SCOPE

This document specifies all regular and optional services offered by the supplier in connection with the installation, commissioning and operation of SDH and DWDM systems.

All services described herein are deemed to be regular services unless explicitly stated otherwise in this document.

This document is an attachment to the main part of the contract between CCG and its supplier for SDH-systems. The services described herein are relating to all systems and components ordered by CCG in the frame of this contract unless explicitly stated otherwise in this document. 2 DEFINITIONS AND ABBREVIATIONS

3        DEFINITINS AND ABBREVIATIONS

3.1      DEFINITIONS

Acceptance                         Acceptance shall mean a written declaration
                                   that a particular portion of the Seller's work has been successfully completed.

Date of Contract                   Date of Contract shall mean the date the
                                   Contract is executed.

Installation                       Installation shall mean materials, labour,
                                   testing and anything else necessary to be provided or undertaken by the Seller under the Contract to enable the System to be installed Ready for Acceptance.

Network Element                    A Network Element shall mean any multiplexer,
                                   cross connect or repeater.

Product Creation                   Product Creation shall mean the process of
                                   product specification and development
                                   including the Seller's System test.

Quality Plan                       Quality Plan shall mean the document setting
                                   out specific quality practices, resources and sequence of activities relevant to the tendered goods and services in accordance with ISO 9001.

Type Type shall mean a set of Network Elements or a Network Management System based on the same set of hardware, firmware, software and documentation. A Type is described by the corresponding Type Acceptance handbook.

Type Modification                  Type Modification shall mean any modification
                                   of a Type after Type Acceptance as requested by the Seller by change request and agreed by CCG.

1.

2.                                 Ready for Type   Acceptance Ready for Type
                                   Acceptance shall mean the date at which all tasks have been finalised to start Type Acceptance Testing in the test floor.



3.

4.                                 Regression Testing   Regression Testing shall
                                   mean testing of the correct functionality of a selected range of the features of a previous Type included in the new Type.

5.

6.                                 Site   Site shall mean land, buildings and
                                   environment where the System shall be
                                   installed.

7.

8.                                 Site Ready for Acceptance   Site Ready for
                                   Acceptance shall mean the date on which all tasks have been finalised by the Seller so that Field Acceptance Testing can commence.

9.

10.                                Site Ready for Installation   Site Ready for
                                   Installation shall mean that CCG has
                                   finalised all work on Site so that
                                   implementation can commence.
11.

3.2      ABBREVIATIONS

BAPT              Bundesamt fur Post und Telekommunikation

BZT               Bundesamt fur Zulassung in der Telekommunikation

DC                Deficiencies Cleared

EMS               Element Management System

FA                Field Acceptance

FAC               Field Acceptance Certificate

FAT               Field Acceptance Test

IMS               Integrated Management System

LMT               Local Maintenance Terminal

MTBF              Mean Time Between Failures

MTTR              Mean Time To Repair

NE                Network Element

SFD               System Feature Description

SS                Site Survey

SSA               Site Survey Announcement

SRI               Site Ready for Installation

SRIA              Site Ready for Installation Announcement

SRA               Site Ready for Acceptance

SRAA              Site Ready for Acceptance Announcement

t                 Working Day

TA                Type Acceptance

TAC               Type Acceptance Certificate

TRA               Type Ready for Acceptance

TRFR              Type Ready for Rollout

w                 5 working days

4        PROJECT MANAGEMENT

4.1      PROJECT MANAGEMENT MANUAL

1. The Seller shall submit a Project Management Manual containing details on the management structure, procedures to be followed for planning, monitoring and reporting of any kind of work from the Seller.

4.2      CONTRACT PLAN

1. The Seller shall provide a contract plan. The Seller and CCG shall agree on the contract plan which describes the work breakdown structure identifying and relating hierarchically all technical and management work packages required to perform the scope of work defined in the contract and detailing responsibilities, all time frames and interfaces for all services specified in this document.

2. The contract plan shall relate the work packages to a milestone plan.

4.3      REPORTING

4.3.1    PRODUCT CREATION REPORT

2. The product creation reports shall be prepared on a quarterly basis. The product creation reports shall reach CCG the first Monday of the quarter.

4.3.2    PROJECT IMPLEMENTATION REPORT

1. The Seller shall prepare Project Implementation Reports comprising all project progress information. The project implementation report shall

        -  show delivery dates per Site and any anticipated delivery delays,
        - clearly work out all non performance of the Seller by providing statements to each single milestone
        - provide decision proposals for solving actual and potential future problems.

2. The Seller shall issue the project implementation reports on a bi-weekly basis. The project implementation reports shall reach CCG Mondays.

3. The Seller shall provide CCG with invoice and payment summaries in agreed format on a monthly basis.

4.4      ASSIGNED KEY PERSONS

1. The Seller shall nominate a senior management representative who shall have the authority to commit any resource necessary to ensure timely performance of the work in accordance with the contract, regardless of the part of the company's organisation in which the resource is deployed.

2. The Seller shall nominate one project implementation manager who shall be the primary contact person between the Seller and CCG. The project manager shall have the responsibility for resolution of all issues arising from the contract, including commercial, ordering and manufacture issues, System engineering, installation, commissioning, project and product documentation, progress reporting, training, maintenance, repair and quality assurance.

3. The Seller shall nominate a reasonable number of regional engineers reporting to the Seller's project implementation manager. The regional engineers shall support the project manager for handling all regional affairs of System engineering, installation, commissioning, project and product documentation, project reporting, maintenance, repair and quality assurance.

4. The Seller shall appoint a technical manager with overall responsibility for all technical features of any offered product.

5. The Seller shall appoint a commercial manager as contact person for CCG's finance/controlling department. The commercial manager shall be responsible for handling all main pricing and penalty issues.

4.5      PROJECT MEETINGS



                              [GRAPHIC]


                         FIGURE 1: PROJECT MEETINGS

4.5.1    PROJECT REVIEW MEETINGS

1. The meeting shall address commercial, technical and project implementation related issues of general interest.

2. The project review meeting shall be held on regular intervals as required by CCG.

3. The project review meeting shall be attended by the authorities responsible for technical issues and by project implementation managers of both parties.

4. The project review meeting shall be chaired by the CCG heading project manager.

5. The minutes of the review meeting shall be recorded by the Seller and distributed when CCG has agreed on the content within 3 days.

4.5.2    PROJECT IMPLEMENTATION REVIEW MEETINGS

1. The meeting shall address the progress of the Seller in performing the activities identified in the contract plan.

2. The project implementation review meetings shall be held at reasonable regular intervals as required by CCG.

3. The project review meeting shall be attended by the project implementation managers of both parties.

4. The meeting shall be chaired by the CCG project implementation manager.

5. Not later than one week in advance of the project implementation review meeting the Seller shall submit in writing to the CCG project implementation manager the project report to identify the work progress.

6. The minutes of the review meeting shall be recorded by the Seller and distributed when CCG has agreed on the content within 3 days

4.5.3    COMMERCIAL MEETING

1. The meeting shall address all main issues concerning pricing, penalties and invoicing.

2. The commercial meetings shall be held as required by CCG.

3. The commercial meeting shall be attended by the commercial managers of both parties.

4. The meeting shall be chaired by the CCG commercial manager.

5. The minutes of the commercial meeting shall be recorded by the Seller and distributed when CCG has agreed on the content within 3 days.

4.5.4    TECHNICAL REVIEW MEETINGS

4.5.4.1  PRODUCT STATUS MEETING

1. The product status meeting shall address the progress of all product technical issues up to the product Type Acceptance.

2. The product status meetings shall be held at reasonable regular intervals as required by CCG, typically on a monthly basis.

3. The product status meeting shall be attended by the technical managers of both parties.

4. The meeting shall be chaired by the CCG technical manager.

5. The minutes of the meeting shall be recorded by the Seller and distributed when CCG has agreed on the content within 3 days.

3.5.4.2  TYPE ACCEPTANCE REVIEW MEETING

1. The meeting shall address all Type Acceptance related technical issues.

2. Type Acceptance review meetings shall be held at reasonable regular intervals as required by CCG during the entire Type Acceptance process.

3. The Seller shall name one Type Acceptance project leader as key contact person for handling all Type Acceptance related issues during all Type Acceptance phases. He shall carry out all official correspondence concerning the Type Acceptance.

4. The Seller shall name an appropriate number of experts who shall accompany all phases of the Type Acceptance process.

5. The Type Acceptance review meeting shall be attended by the Seller's Type Acceptance project leader, the Seller's experts accompanying the Type Acceptance procedure and the relevant CCG staff involved in the Type Acceptance.

6. The meeting shall be chaired by the CCG authority responsible for Type Acceptance.

7. The minutes of the Type Acceptance review meeting shall be recorded by the Seller and distributed when CCG has agreed on the content within 3 days.

6        TYPE ACCEPTANCE

Please note that this specification may not apply at full extend for the initial implementation project. 4.1 GENERAL

1. The Seller shall verify together with CCG the functionality of the offered
   Type
         - prior to first implementation in CCG Network, or
         - if changes in form, fit and function have been made.

2. The Type Acceptance test shall include but not be restricted to the following test areas:
         - completeness with respect to the Type documentation,
         - correctness of Network Element upgrade documentation,
         - regression tests,
         - new functionality with respect to the previous Type,
         - interworking with previous Types,
         - compatibility to other accepted Network Element Types,
         - conformance to CCG specifications, standards which the relevant CCG specifications refer to, and other general standards deemed to be mandatory by CCG.

4. The Seller shall provide best support for the preparation of Type Acceptance.
5. The Seller shall accompany the Acceptance Test and show that the product development and production has been conducted according to agreed specifications and requirements.

6.2      TYPE ACCEPTANCE PROCEDURE

6.2.1    TYPE ACCEPTANCE DOCUMENTATION


                              [GRAPHIC]


                     FIGURE 2: TYPE DOCUMENTATION OVERVIEW

6.2.1.1    GENERAL DOCUMENTATION

1. The Seller shall provide the information listed in this paragraph not later than 6 months prior to Ready For Type Acceptance. For the initial type acceptance the Seller shall provide the information right after signing the Contract.

6.2.1.1.1  FUNCTIONAL DESCRIPTION
1. The Seller shall provide a detailed system description of the type under test.

2. The Seller shall provide a complete system operation & maintenance handbook for the Type under test.

3. The Seller shall provide a complete network operation handbook of the type under test.

6.2.1.1.2  FEATURE LIST
1. The Seller shall provide a list of all new features of the Type under test with respect to a previous Type.

2. The Seller shall provide a list of all enhancements of the Type under test. Reference shall be made if the enhancement corresponds to an item on a deficiency list of a previous Type.

6.2.1.1.3  SYSTEM TEST SPECIFICATION
1. The Seller shall send to CCG his released System test specification for the Type under test.

6.2.1.1.4         LIST OF COMMITTED MISSING FEATURES
1. The Seller shall provide a list of missing features which have been committed for the Type under test.

6.2.1.1.5         SYSTEM UPGRADE INFORMATION
1. The Seller shall provide detailed information on the procedure to upgrade previous releases to the Type under test.

6.2.1.2  DETAILED DOCUMENTATION

1. The Seller shall provide his information listed in this paragraph not later than 30 days prior to Ready for Type Acceptance.

6.2.1.2.1  TYPE ACCEPTANCE TEST SPECIFICATION
1. CCG will prepare a list of requirements which shall be performed as part of the Type Acceptance test. The Seller agrees that the Type Acceptance tests will be performed on the basis of this Type Acceptance test specification.

2. CCG will finalise the preparation of the Type Acceptance test specification for the relevant Type not later than 10 weeks prior to Ready For Type Acceptance.

3. The Seller shall check the Type Acceptance specification and shall agree on it prior to preparation of the Type Acceptance Test procedures.

2.1.2.2    SPECIFICATION OF TYPE ACCEPTANCE TEST PROCEDURES
1. The Seller shall provide a specification of test procedures based on the Type Acceptance test specification of CCG. Such procedures shall also list the expected test results in detail.

2. The Seller shall provide a draft Specification of Type Acceptance test Procedures not later than four weeks after having received the Type Acceptance Test Specification from CCG.

3. If CCG finds tests to be insufficient the Type Acceptance test specification will be amended by CCG. The Seller shall prepare corresponding test procedures and shall agree those with CCG prior to the planned commencement of Acceptance testing.

6.2.1.2.3  FIELD ACCEPTANCE TEST SPECIFICATION
1. CCG will prepare a list of requirements which shall be performed as part of the Field Acceptance test. The Seller agrees that the Field Acceptance tests will be performed on basis of this Field Acceptance test specification.

2. CCG will finalise the preparation of the Field Acceptance test specification for the relevant Type not later than 10 weeks prior to Ready For Type Acceptance.

3. The Seller shall check the Field Acceptance test specification and shall agree on it prior to preparation of the specification of test procedures.

4.2.1.2.4  SPECIFICATION OF FIELD ACCEPTANCE TEST PROCEDURES
1. The Seller shall provide a specification of Field Acceptance test procedures based on the test specification of CCG. Such procedures shall also list the expected test results in detail.

2. The Seller shall provide a draft Specification of Field Acceptance test procedures not later than four weeks after having received the Field Acceptance test specification from CCG.

3. If CCG finds tests to be insufficient the Field Acceptance test specification will be amended by CCG. The Seller shall prepare corresponding test procedures and shall agree those with CCG prior to the planned commencement of field Acceptance testing.

6.2.1.2.5  DEFICIENCY LIST
1.       The  Seller shall provide sufficient information about:

         - missing features to fully comply with the functionality committed for the Type under test,

         -  all detected new or still existing bugs and deficiencies,

         - any additional bugs or inconsistencies found during Type Acceptance shall amend the deficiency list,

         - any features deemed to require modification shall amend the deficiency list.

6.2.1.2.6  LIST OF BUILD LEVELS
1. Prior to the start of Type Acceptance test the Seller shall provide complete documentation of the compatible hardware, firmware and software build level providing the full set of features of the relevant Type under test.

6.2.1.2.7  LIST OF EXEMPTIONS
1. A list of exemptions shall be agreed between Seller and CCG.

2. The list of exemptions shall contain those items which cannot be tested at the time of Type Acceptance test execution.

3. The exemptions list shall be part of the Type Acceptance handbook.

4. The Type Acceptance does not apply to features listed on the exemptions list.

5. Type Acceptance test of items on the exemptions list will be executed as soon as the test becomes feasible.

6.2.1.3  TYPE ACCEPTANCE HANDBOOK

1. The Seller shall be responsible for compiling the Type Acceptance handbook.

2. The content shall be approved by signature of the Seller and CCG after having passed the Type Acceptance testing.

3. The Type Acceptance handbook shall include but shall not be restricted to:

   - the signed agreement to the Type Acceptance handbook from the Seller and CCG,

   -  a reference to a corresponding feature list,

   -  a reference to the functional System description,

   -  a reference to the System upgrade information (where applicable),

   -  the list of build levels,

   -  the list of exemptions,

   -  the specification of Type Acceptance test procedures and its summary,

   -  the field Acceptance test specification and its summary,

   -  the specification of field Acceptance test procedures and its summary,

   -  the Acceptance test protocols,

   -  the list of non-blocking deficiencies,

   -  the Network Operation Handbook

   -  the System Description

   -  the System Operation & Maintenance Handbook

6.2.2    ACCEPTANCE TEST IN TEST FLOOR

1. The Type Acceptance test shall be performed in the Seller's test floor, or if required by CCG, in CCG's test floor.

2. The Seller shall provide the system test configuration as specified by CCG.

3. The Seller shall provide all necessary tools and test equipment for carrying out the Type Acceptance Tests.

4. The test environment, the system test configuration, the tools and test equipment shall be consistent with what has been specified by CCG.

5. The test environment, the system test configuration, the tools and test equipment shall be fixed in the specification of test procedures.

6. All results of the Type Acceptance tests shall be recorded in a Type Acceptance test protocol.

6.2.3    ACCEPTANCE ON FIRST SITE

1. The Acceptance on first site shall be handled as part of the Type Acceptance procedure. It may be conducted on an implemented subnetwork under controlled operational conditions.

2. The Acceptance test on first Site shall be conducted for testing the

         -  interworking with CCG network.
         -  error free System operation during a certain observation period.

3. The Seller shall provide all necessary tools and test equipment.

4. The test environment and measurement equipment shall be fixed in the specification of test procedures.

5. Unless required otherwise by CCG, the Acceptance test on First Site shall not start before the Type Acceptance in test floor has been passed and clear criteria for deficiencies detected in the test floor phase of Type Acceptance have been defined.

6. The Acceptance on first site shall include an evaluation phase to define clear criteria of deficiencies for certification of Acceptance.

7. Type Acceptance will only be certified when all clear criteria for certification of Field Acceptance on first site have been fulfilled.

8. During Acceptance test on first site an Acceptance test protocol shall be prepared.

6.2.4    HANDLING OF DEFICIENCIES

1. All deficiencies detected during the type acceptance test will be documented by CCG in its own problem report handling tool (PRDB).

2. CCG will assign classes to each deficiency listed in the PRDB. The assigned priorities will be agreed between the Seller and CCG. In case of disagreement the assigned priority by CCG shall prevail.

3. The Seller shall document its statements and activities as to the deficiency clearing in the PRDB. For this purpose gets access to the PRDB.

4. The Seller shall keep CCG informed of all deficiency clearing activities via the PRDB until the deficiencies are removed.

6.2.4.1  DEFICIENCY CLASSES

6.2.4.1.1  BLOCKING DEFICIENCIES (CLASS 1)
1. Class 1 deficiencies shall be those which results in a degradation or loss of transmission services.

2. Class 1 deficiencies shall block the Type Acceptance. Removal of Class 1 deficiencies shall be prerequisite to start Field Acceptance testing on 1st site.

3.  For Class 1 deficiencies written response time shall be 5 days.

4.  For Class 1 deficiencies removal shall happen within 10 days.

6.2.4.1.2         CRITICAL DEFICIENCIES (CLASS 2)
1. Class 2 deficiencies shall be those which results in a severe degradation or loss of the manageability of the Type under test.

2. Class 2 deficiencies shall block the Type Acceptance upon decision of CCG. Removal of blocking Class 2 Deficiencies shall be prerequisite to start Field Acceptance testing.

3.  For Class 2 deficiencies written response time shall be 10 days.

4.  For Class 2 deficiencies removal shall happen within 20 days.

6.2.4.1.3  MAJOR DEFICIENCIES (CLASS 3)
1. Class 3 deficiencies shall be those which are causing additional effort concerning operation and maintenance for the Type under test.

2.  Class 3 deficiencies shall not block the Type Acceptance.

3.  For Class 3 deficiencies written response time shall be 20 days.

4.  For Class 3 deficiencies removal shall happen within 60 days.

6.2.4.1.4  MINOR DEFICIENCY (CLASS 4)
1. Class 4 deficiencies shall be those which will have no impact neither on services nor on operation and maintenance.

2. Class 4 deficiencies shall not block the Type Acceptance.

3.       For Class 4 deficiencies written response time shall be 20 days.

4. For Class 4 deficiencies removal shall happen within the next CCG release.

6.3      TYPE ACCEPTANCE CERTIFICATE

1. The Type Acceptance tests shall be completed when the system type is successfully implemented in the network and all acceptance blocking deficiencies have been solved.

2. As soon as the Type Acceptance tests have been completed CCG will issue a certificate of Type Acceptance (FAC) to the Seller.

6.4      TYPE ACCEPTANCE FAIL

1. If the Type Acceptance fails, the Seller shall forthwith implement free of charge alterations or modifications to the work as it is necessary to repeat the final acceptance as soon as the deficiencies are removed.

6.5      TYPE MODIFICATIONS

1. After the initial Type Acceptance the Seller shall send for any modification of a system component (i.e. changes in the HW- or SW-status) a type modification request to CCG.

2. The type modification request shall include:

         o description of the reason for modification, impacted units and components,
         o description of the modification, impacted units and components,
         o a cross reference to CCG's problem reports (if any),
         o implementation instructions.

3. If the type modification request reveals any risk of changes in form, fit or function the Type Acceptance of the respective unit type shall be partly or completely repeated on request of CCG.

4. CCG will officially release the modified unit type for its network not later than 6 months after the receipt of the respective type modification request provided that the repetition of the Type Acceptance (if requested by CCG) has been successful.

5.

8        REGULAR SERVICES

8.1      ORDERING

1. The Seller shall provide the means to order systems on unit level without detailed knowledge of the system design and system configuration rules.

2. CCG will send to the Seller for each site a binding purchase order including purchase order number plus a Requisition Data Sheet containing all necessary information for initiating the System delivery and installation process at the Seller.

3. CCG will provide all necessary information to enable the Seller to review the capability of the System planned to be ordered. The Seller shall review the information immediately. The Seller shall then clarify inconsistencies or ask for missing information within two days.

4. In the Requisition Data Sheet CCG will state the requested date of Ready for Acceptance (RfA). CCG may prolong this date up to a time of 6 months. If this period elapse the ordered Hardware and Software will be delivered and invoiced to CCG. Respective services such as installation will not be invoiced.

5. CCG may want to modify Requisition Data Sheets during the ordering phase. The Seller and CCG will handle such modifictions on a case by case basis. Each modification has to be confirmed by an official purchase order.

8.2      DELIVERY TIMES

1. Delivery time is the time from order received by the Seller to the successful completion of the respective Field Acceptance test or - in case of deliveries only - to the date of completed delivery to CCG's site.

2. For orders placed after 09/1999, the figures mentioned under para. 5.2 shall be considered as target figures, matter of mutual agreement between the seller and CCG.


8.2.1    WITHOUT FORECAST

1. For those parts of orders exceeding the volumes states in the current forecast the Seller guarantees delivery times as stated in the table below.

    ----------------------------------------------------------------------------
       ORDER TYPE                                LEAD TIME
                      ----------------------------------------------------------
                      FROM ORDER RECEIPT    FOR FIELD ACCEPTANCE   FOR COMPLETE
                        TO READY FOR              TEST              DELIVERY
                         ACCEPTANCE
    ----------------------------------------------------------------------------
    complete system      8 weeks                1-3 weeks         9-11 weeks
    ----------------------------------------------------------------------------
    plug-in-units        2 weeks                 1 week            3 weeks
    ----------------------------------------------------------------------------
8.2.2    WITH FORECAST

1. For those parts of the orders that are within the volumes stated in the current forecast the Seller guarantees delivery times as stated in the table below.

2. The forecast shall be a non-binding rolling forecast covering the period of the following 6 months stating the expected order volumes for each calendar month in the considered period. The forecast shall be updated on a monthly basis. The volumes for the first 2 months stated in the updated forecast shall not be changed against the corresponding volumes stated the previous forecast.

    ----------------------------------------------------------------------------
             ORDER TYPE                          LEAD TIME
    ----------------------------------------------------------------------------

                       FROM ORDER RECEIPT   FOR FIELD ACCEPTANCE   FOR COMPLETE
                          TO READY FOR              TEST             DELIVERY
                           ACCEPTANCE
    ----------------------------------------------------------------------------
    complete system         3 weeks              1-3 weeks          4-7 weeks
    ----------------------------------------------------------------------------
8.3      GOODS INSTALLATION

8.3.1    GENERAL

1. The Seller shall be responsible for keeping the System up to date until the acceptance has been achieved.

2. CCG shall have the right to be present and shall be free to carry out surveillance at all stages of delivery and installation.

3. The Seller shall supply all tools and test equipment for his use during installation and commissioning.

8.3.2    SITE SURVEY

1. The Seller and CCG shall commonly attend the Site Survey.

2. The announcement for Site Survey shall be sent to the Seller not later than one week prior to its execution.

3. During the site survey the Seller shall be obliged to identify all action items to be done by CCG in order to allow CCG to fulfil his obligation for reaching Site Ready For Installation. The Seller and CCG will agree on all action items directly on Site.

8.3.3    PREPARATION OF SITE

1.  CCG will be responsible for preparing the Site.

2. The site shall not deemed ,,Ready for Installation" unless the following prerequisites are fulfilled by CCG:

         -  power supply available

         -  grounding points available

         -  connection plan plan

         -  DCN-connections available

         -  floorplan available

         - access to the site for installation, commissioning and acceptance test purposes during normal working hours and - if agreed with CCG - at other times.

         - contact person from CCG available for clarification of details as to site access and installation.

         - completion of all civil works impacting installation and operation of the systems.

3.

4. CCG shall declare ,,Site Ready for Installation" (SRI) not later than 2 weeks before required ,,Ready for Acceptance" (RfA) date. In case the announcement ,,Ready for Installation" is delayed by CCG the RFA date will be postponed accordingly.

8.3.4    SYSTEM INSTALLATION

1. The Seller shall be responsible for properly installing all Systems delivered by the Seller. This includes neccessary cabling to network interfaces and distribution frames, earthing and interfacing to the power feeds in the equipment room.

2. The Seller shall install the equipment according to the installation guidelines as per contract document "Allgemeine Richtlinie zum Aufbau von Prasenzlokationen", "Richtlinie zum Aufbau von Signalverteilern" und "Richtlinie zu Kabellangen".

3. The Seller must be aware that work may be carried out on a non CCG Site. In this case special conditions and standards may apply.

8.3.5    INSTALLATION DOCUMENTATION

1. The Seller shall deliver full installation documentation as defined in the document ,,Lieferumfang Aufbaudokumentation".

8.3.6    COMMISSIONING

8.3.6.1  GENERAL

1. The System commissioning shall be under full responsibility of the Seller.

2. Commissioning tests shall be carried out on all installed systems supplied under the Contract.

3. All units installed for commissioning shall be of the latest relevant build level accepted by CCG unless explicitly requested otherwise by CCG.

4. The Seller shall perform the commissioning of the systems on basis of his own commissioning procedures. The Seller shall make this procedures available for CCG as soon as the Contract is signed. On request of CCG the Seller is obliged to amend or change the procedures.

5. Any modifications in the commissioning procedures have to be agreed by CCG.

8.3.6.2  TOOLS AND TEST EQUIPMENT FOR COMMISSIONING

1. The Seller shall be responsible for supply of tools and test equipment necessary for his use during the commissioning phase.

2. The Seller shall list all tools and test equipment in all appropriate commissioning specifications.

8.4      FIELD ACCEPTANCE

8.4.1    GENERAL

1. The Seller shall provide any support for preparation of and shall accompany the Field Acceptance test to show that the integration into the CCG network has been conducted according to agreed specifications and requirements.

2. The Type Acceptance shall be prerequisite for the Field Acceptance unless otherwise requested by CCG. The initial network implementation phase in 1999 is regarded as exceptional case.

3. The Field Acceptance shall be carried out for each single Network Element. The initial network implementation phase in 1999 will also focus on network testing.

4. The Seller shall give notice to CCG 1 (one) week prior to Site Ready For Acceptance.

5. The Field Acceptance test will be carried out within 1 (one) week after Ready for Acceptance and if requested by CCG - may be extended by a stability test period of up to two weeks duration. Exceptions may apply during the initial network implementation phase in 1999.

6. All deficiencies detected during the Field Acceptance test shall be cleared 1 (one) week after start of Field Acceptance latest.

8.4.2    FIELD ACCEPTANCE DOCUMENTATION

8.4.2.1  FIELD ACCEPTANCE HANDBOOK

1. The Seller shall be responsible for compiling a Field Acceptance Handbook.

2. The Field Acceptance Handbook shall include but not be restricted to the

         -  Field Acceptance Certificate,

         -  detailed test procedures,

         -  field Acceptance test protocol.

8.4.3    FIELD ACCEPTANCE CERTIFICATE

1. The Field Acceptance tests shall be completed when the system is successfully implemented in the network and all acceptance blocking deficiencies have been solved.

2. After Field Acceptance is successfully completed, CCG will issue a Field Acceptance Certificate to the Seller.

8.4.4    FIELD ACCEPTANCE FAIL

1. If the Field Acceptance fails the Seller shall forthwith implement free of charge alterations or modifications to the work as it is necessary to repeat the Field Acceptance test within 5 days of notification of the failure.

8.5      TRAINING

8.5.1    GENERAL

1. The Seller shall provide training courses for all his offered products.

2. The Seller shall provide training at the Seller's or CCG's premises. The location for training will be chosen on a case by case basis by CCG.

3. The Seller shall have sufficient training capacity to fulfill the requirements of CCG.

4. The Seller shall offer separate training courses for each offered system family.

5. The lead time for booking of training does not exceed 4 weeks.

6. The Seller shall provide training documentation at least 2 weeks before start of the training course.

7. The Seller shall agree with CCG the contents of the courses prior to its beginning.

8. If required by CCG the Seller shall train third party personal on the maintenance and/or operation of the Seller's systems.

8.5.2    NETWORK OPERATION

1. The Seller shall provide operator training seminars which shall put the trained staff into the position to operate the transmission network based on the Seller's products.

2. The training courses shall consist of a theoretical and a practical part. The theoretical part shall provide essential theoretical technical information of the System. The practical training shall cover all areas of operation (configuration management, fault management, performance management, accounting management, security management and system administration). CCG staff shall be especially trained on emergency procedures for specific fault situations.

3. The seller shall provide an appropriate test system configuration where the practical part of the training can be carried out in a real-time environment.

8.5.3    SYSTEM ADMINISTRATION AND MAINTENANCE

1. CCG will nominate Network Management System Administrators. These persons shall be sufficiently trained for this function by attending appropriate System administration training courses.

2. The System maintenance training provided for CCG staff shall enable CCG to control maintenance services by the Seller and also to fulfill tasks that are complementary to the maintenance services of the Seller.

10       MAINTENANCE SERVICES

This section specifies the optional maintenance support service parameters required from the Seller.

10.1     GENERAL

1. The Seller shall be responsible for maintenance of all hardware and software delivered by the Seller. On request of CCG the maintenance services may be restricted to a certain part of the delivered hardware and software. The part the maintenance services applies to is determined by CCG.

2. In case the Seller supplied goods of third parties, the Seller's maintenance shall include services offered by the third party. In this case, the Seller shall provide all necessary information on the installed hardware, firmware and software in order to enable the third party to fulfill the maintenance task in the same quality as the Seller.

3. The Seller shall be willing to optionally provide maintenance services for other vendor's Systems.

4. The Seller shall be willing that maintenance services for his Systems are optionally provided from other vendors.

5. The Seller shall provide information to his maintenance concept which shall include but not be restricted to

         - the proposed spare stock model taking into consideration equipment reliability, equipment population and stock-out risk,
         -  the ratio of spare unit numbers exclusively stored,
         - the number and experience of staff proposed to exclusively working for CCG for maintenance purposes,
         -  the number of distributed maintenance centres,
         - the procedure for cyclic spare part tests on central and distributed spare stocks (benchmark tests),
         - the type and number of test equipment required for maintenance purposes,
         -  the logistic concept,
         - his reporting system which includes all datas about Sellers network elements used in other transmission networks (e.g. real MTBF, failures reasons, measures to reduce failures),
         - reference information about supplier's maintenance projects of similar size.

6. CCG has the option to choose different Maintenance Services as described in the sections 6.2, 6.3, 6.4 and 6.5.


10.1.1   CLASSIFICATION OF PROBLEMS

1. The classification of all problems shall be in accordance with the following guide lines. The classification of an actual problem will be agreed between the Seller and CCG. In case of disagreement the classification by CCG shall prevail.

10.1.1.1 REAL-TIME EMERGENCY (A)

1.  A Priority (A) problem shall be any hardware or software problem

         -  resulting in loss or degradation of service, or

         - resulting in loss or degradation of the surveillance of the network, or

         -  impacting the network security.

2.

10.1.1.2  REAL-TIME URGENT (B)

1. A Priority (B) problem shall be any hardware or software problem not classified as (A)

          - resulting in a loss or degradation of the managebility of the network, or

          -  impacting the data integrity, or

          -  requiring real-time technical assistance.

10.1.1.3  REAL-TIME NON-URGENT (C)

1. A Priority (C) problem shall be any low level hardware, software or documentation problem not classified as (A) or (B).

10.1.2    PROBLEM REPORTING

1. The Seller shall own and maintain problem reporting tools. CCG will get all CCG specific information out of these tools.

2. Problems investigated under this service shall include, but not be limited to the following:

          -  Defects in the System hardware and software.
          - Anomalies where the product does not meet the contractually specified performance,
          - Anomalies where the operational reliability of the product has fallen below the contractually agreed MTBF,
          - Anomalies where the supplier has used a component or manufacturing process which introduces systematic failure necessitating remedial action,
          - Problems caused by operations, maintenance, training or training documentation,

3. The Seller shall analyse each incoming formal report to check whether the contents are sufficient for an investigation to take place.

4. If the contents are insufficient, the Seller shall specify precisely what is required and then refer to the originator within agreed time scales.

5. The Seller shall report progress on each formally reported operational problem within agreed time scales.

6. The problem report shall be provided free of charge as long as the equipment is in use by CCG.

10.2    HELP DESK SERVICES

1. The Seller shall provide a telephone support within 30 minutes after having received the request for Help Desk Service.

2. The Seller shall provide a support service covering operational problems which shall include, but not be limited to:

         -  General advice and guidance,
         - Advice indicating possible causes of software or hardware problems and if determined to be a known problem, whether a proven solution exists.
         - Advice on proven procedural solutions that can be followed to alleviate the impact of a problem.
         - Resolution of local problems that cannot be solved using standard procedures.
         - Enquiries associated with the progress of problems via problem reporting tool.

3. The Help Desk Service includes a remote support service which guarantees direct access to the network management system and is activated by CCG to support the fault tracing. In this case the Seller is responsible for restoring the service.

4. The Seller's support staff shall fully co-operate with any member of CCG involved in an emergency incident.

5.       The Seller shall provide the Help Desk Service 24h per day for
         365 days a year.

10.3      REPLACEMENT SERVICE

10.3.1    GENERAL

1. The Replacement Service has to be provided 24 hours a day for 365 days a year.

2. The replacement units must be fully compatible with the components they are replacing.

3. Freight costs of the returning of the defective equipment to Seller shall be borne by CCG. All other transportation costs shall be borne by Seller.

4. The Seller will charge repairs in case of misuse of equipment or inappropriate alteration of the equipment on expense.

5. The Seller shall be responsible for all stock keeping of spare parts necessary to obtain the required replacement times.

10.3.2    REPLACEMENT PROCEDURE

1. CCG will send a request for replacement equipment on an agreed document to the Seller's repair centre.

2. The Seller shall acknowledge a repair service request by CCG as soon as possible but not later than eight hours after having received the request by fax.

3. CCG sends the defective module with a fault description to the Seller's Repair Center as soon as possible but not later than five days after having received the replacement equipment.

4. When sending the replacement equipment to CCG, the Seller shall provide an accompanying document indicating:

         - the serial number of the equipment being replaced as reported on CCG's request for replacement,
         -  the serial number of the replacement equipment,
         -  the associated repair reference number

5. After receiving the defective module the Seller will provide a repair report including sufficient information about the cause of the failure and consequent actions in a reasonable time frame.

10.3.3   12 HOURS REPLACEMENT SERVICE

1. The replacement equipment must be received by CCG within a timeframe of 12 hours after request by CCG independent of the place of repair work.

2. CCG indicates on the request sheet whether this delivery shall be made during its working hours or in the committed timeframe.

10.3.4    24 HOURS REPLACEMENT SERVICE

1. The replacement equipment must be received by CCG within a timeframe of 24 hours after request by CCG independent of the place of repair work.

2. CCG indicates on the request sheet whether this delivery shall be made during its working hours or in the committed timeframe.

10.4     CORRECTIVE MAINTENANCE SERVICE

10.4.1   GENERAL

1. Corrective Maintenance Service means in case of a fault all tasks to restore the service and bring the system into the specified operational conditions. The restoration can also be achieved by a temporary workaround until the original fault is solved.

2. The Seller shall correct all anomalies, problems or defects resulting in an operational problem.

3. The Corrective Maintenance Service has to be realized 24 hours a day for 365 days a year.

4. The replacement units must be fully compatible with the Machines or components they are replacing.

5. Time to repair (TTR) is the elapsed time from the activation of Corrective Maintenance Service at the Seller's helpdesk until the repair is successfully completed. The activation of the Corrective Maintenance Service shall be performed on a mutually agreed form.

6. The Seller shall be responsible for all stock keeping of spare parts necessary to obtain the required repair times.

10.4.2    TIME TO REPAIR

1. Any problem resulting in an corrective maintenance action shall previously classified according to Section 6.1.1, Classification of Problems.

2. For any problem class the Seller guarantees the TTR-figures as stated in the table below.

3. For particular problems CCG may request a higher TTR than stated in the table below. CCG shall state such requests in written form upon the activation of the corrective maintenance.


      ------------------------------------------------------
         Problem Class                   TTR
      ------------------------------------------------------
               A                       4 hours
      ------------------------------------------------------
               B                      12 hours
      ------------------------------------------------------
               C                      48 hours
      ------------------------------------------------------


10.5      ONSITE NMC-SUPPORT

1. The Seller shall provide an onsite support for the Network Management Center
   (NMC) of CCG.

2. The onsite support shall comprise the following subjects:

         o operation of the network elements from the management system installed at the NMC,
         o  assistance and technical support for CCG's own operators,
         o running online training courses on network management aspects, and
         o development of CCG-specific operational emergency processes.

3. The Seller shall provide one person during the normal working hours (8h per day, 5 days per week) exclusively for the onsite NMC-Support. This person shall be a well-trained expert on the network elements and the network management system and shall be capable to fulfill the tasks listed above. During absence due to illness or vacation this person shall substituted by another one with similar skill.

4. If necessary the onsite support can be carried out by different experts provided that the number does not exceed three persons.

5. On request of CCG the Seller shall exchange the person for the onsite support.

10.6      DE-INSTALLATION

1. The de-installation fee does cover the de-installation service, transport, revision, and stockkeeping of relevant units for up to 6 months at the suppliers premises.

11        QUALITY ASSURANCE

11.1      PROJECT MANAGEMENT SYSTEM

1. The tasks of the project management system are planning, staffing forecasting and monitoring of a project or a process implementation. The goal of the project management system is to identify risks and to initiate actions in order to keep the targets of the project. A major part of the project management system is to report status and results of the project to its initiators.

2. The project management of the supplier shall be implemented according to the rules of ISO 9001.

3. The Seller's project management system shall cover:

         o A project organisation matrix including responsibilities, authorities and resources involved in the project.
         o A project activity plan including overview, project locations, responsibilities and milestones on a task by task basis.
         o  progress monitoring and control
         o  problem monitoring and control
         o  Risk management procedures
         o  Recovery plan in case of deviation from project schedule
         o Reporting procedures (in form of project specific metrics), e.g. for system development, manufacturing and committed services.

11.2      QUALITY PLAN

1. The Seller shall provide a quality manual to CCG on request.

2. The Seller shall supply to CCG within 42 calendar days of the Date of Contract a Quality Plan in a form agreed with CCG demonstrating how the inspection / quality arrangements specified by CCG are to be applied to the Contract.

3. Any quality assurance service is provided without cost for CCG.

11.3      QUALITY AUDITS

1. The Seller shall accept quality audits from CCG or a third party reporting to CCG.

2. The Seller shall give CCG or a third party reporting to CCG access to all sites and key personnel for the purposes of quality audits.

3. The quality audits shall include unrestricted questioning of personnel as well as demonstration of the system under development.

4. The dates of technical audits shall be determined by CCG and shall not require earlier than 3 working days notice to the supplier.

11.4      FAULT HISTORY SYSTEM

1. The Seller shall demonstrate to CCG that procedures exist for the provision and ongoing maintenance of an equipment fault history system. The system shall be capable of retaining information with regard to equipment that has been returned for repair irrespective of whether a fault has been found.

2. The Seller shall have a facility to track equipment from CCG to the repair facility and vice versa. Such records must be kept by the Seller for a minimum of one year.

3. The Seller shall provide repair statistics broken down by unit type in warranty and post warranty repair sufficient to control the Seller's performance against his commitments.

13       TIME SCHEDULES

13.1     TYPE ACCEPTANCE

13.1.1   TYPE ACCEPTANCE PREPARATION



[GRAPHIC OMITTED]

13.1.2

13.1.3 TYPE ACCEPTANCE TESTING

       [GRAPHIC OMITTED]

                    SCOPE OF DELIVERY LOCATION DOCUMENTATION

--------------------------------------------------------------------------------

ID                        ST-rfx-0016
REVISION                  1.0 / APPROVED
DATE                      26 Aug 1999
CONFIDENTIALITY           CCG CONFIDENTIAL

--------------------------------------------------------------------------------

AUTHOR                    Systems engineering            Jorg Gimmler

APPROVED                  Network operation

APPROVED                  Network planning

FILE NAME                 Scope of Delivery Location Documentation-10

--------------------------------------------------------------------------------

DESCRIPTION               This guideline defines a general standard for the
                          layout documentation of transmission systems in the CCG network.

--------------------------------------------------------------------------------

CHANGE LOG                1.0  /  APPROVED  / 09/04/99 / J. Gimmler

--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------


1         SCOPE .....................................................         3
2         FORMAT ....................................................         3
3         CONTENTS OF DOCUMENTATION .................................         3
  3.1       CHANGE OVERVIEW 3
  3.2       TABLE OF CONTENTS .......................................         3
  3.3       LOCATION-RELATED NETWORK OVERVIEWS ......................         3
   3.3.1        INTERCONNECTION OF NETWORK ELEMENTS .................         3
   3.3.2        NETWORK MANAGEMENT ..................................         4
   3.3.3        SYNCHRONIZATION .....................................         4
   3.3.4        DCN .................................................         4
   3.3.5        SERVICE TELEPHONE ...................................         5
  3.4       INSTALLATION DRAWING ....................................         5
  3.5       EQUIPMENT CONFIGURATIONS ................................         5
   3.5.1        SUBRACK CONFIGURATIONS ..............................         5
   3.5.2        RACK FUSE PANEL .....................................         5
  3.6       CONNECTING CABLES .......................................         6
  3.7       POWER SUPPLY ............................................         6
  3.8       DISTRIBUTION FRAME ASSIGNMENTS ..........................         6
   3.8.1        SYMMETRICAL SIGNAL DISTRIBUTOR ......................         6
   3.8.2        OPTICAL AND COAXIAL DISTRIBUTION FRAMES .............         7
  3.9       LIST OF ABBREVIATIONS ...................................         7
  3.10      CONTACT PERSONS  ........................................         7


1      SCOPE

1. The system supplier shall compile and supply layout documentation for each location, at which his system engineering equipment is installed. All services provided by the supplier in connection with the installation, configuration and commissioning of the technical installations supplied by him are described in this documentation.

2      FORMAT

1. The layout documentation is to be submitted to CCG both in paper format as well as in electronic form prior to acceptance by CCG (FAC).
2. The electronic form of the documentation is to be compiled by means of the documentation program Infocable-Registered Trademark- of the Institut fur Informatik in Entwurf und Fertigung zu Berlin GmbH.
3.  The documentation in paper form is to be compiled in triplicate.
4. Any retrofits or changes to the system layout implemented by the system supplier are to be documented in the form of change sheets and updates of the software documentation.
5. The revision status of the documentation is indicated by the date of transfer.

3      CONTENTS OF DOCUMENTATION

1. Each sheet of the documentation must contain at least the following identification features:

    -        Document name
    -        Page number
    -        Compilation date
    -        Version number

3.1    CHANGE OVERVIEW

1. The documentation shall contain a change overview specifying the change status number and the page numbers concerned. The change overview shall be dispensed with in the event of replacing the complete documentation. The relevant status/date is to be defined.

3.2    TABLE OF CONTENTS

1. The documentation shall contain a table of contents listing all corresponding sections of the documentation. The table of contents is to be structured corresponding to this document. The table of contents can also serve as a cover sheet.

3.3    LOCATION-RELATED NETWORK OVERVIEWS

3.3.1  INTERCONNECTION OF NETWORK ELEMENTS

1. The location-related layout documentation shall contain an overview that describes the interconnection of the network elements. The corresponding network elements as well as their interface cards are to be specified for each connection. The overview is to be compiled separately according to locations.

3.3.2  NETWORK MANAGEMENT

1. The documentation shall contain an overview of the network management system containing at least the following points:

    -   Overview of network management architecture with LAN addresses
    -   Equipment view of LAN connections
    - Tabular overview of NMS systems used with manufacturer's name and serial number
    - Tabular overview of peripheral devices (e.g. printers) with manufacturer's name and serial number

3.3.3  SYNCHRONIZATION

1. The documentation shall contain an overview of clock priorities set at the network elements.

3.3.4  DCN

1. The documentation shall contain a location-related overview of the DCNs specifying at least the following points:

    -        DCN overview of the channel routing
    -        Overview of overhead bytes if applicable
    -        Configuration of overhead byte cross connections
    -        Bridge/router configuration
    -        Address (NSAP, IP etc)

3.3.5  SERVICE TELEPHONE

1. The documentation shall contain an overview of the configuration of service telephone modules specifying the following points:

    -        Station number
    -        Station name
    -        Service telephone number, internal
    -        Service telephone number, external

3.4    INSTALLATION DRAWING

1. The documentation shall contain a location-related installation drawing containing at least the following points:

    -        Position of the racks in the technical installations room
    -        Arrangement of the racks as well as their rack numbers
    -        Designations of the racks
    -        Arrangement of subracks as well as their subrack numbers
    -        Designation of subracks

2. The racks and subracks are to be numbered and designated in compliance with CCG specifications.

3.5    EQUIPMENT CONFIGURATIONS

3.5.1  SUBRACK CONFIGURATIONS

1. The documentation shall contain an overview of the equipment configurations, containing at least the following points:

    -        Schematic representation of subrack
    -        Rack and subrack number
    -        Designation of NE type (e.g. TM-4/1)
    -        Identification number of subrack
    -        Voltage supply and fuse protection used (e.g. 48 V/fuse 10 A)
    -        Power consumption

    -        Plug-in slot number
    -        Designation of plug-in unit
    -        Serial number
    -        Hardware status
    -        Firmware status
    -        Change status

2. The racks and subracks are to be numbered and designated in compliance with CCG specifications.

3. If a subrack contains additional interface modules, they must be documented accordingly by:

    -        Plug-in slot number
    -        Designation of plug-in unit
    -        Serial number
    -        Hardware status
    -        Firmware status (if applicable)
    -        Change status

3.5.2  RACK FUSE PANEL

1. The documentation shall contain an overview of the installed rack fuse panels containing at least the following points:

    -        Schematic representation of rack fuse panel
    -        Designation of fuse panel
    -        Rack number
    -        Designation of plug-in module
    -        Voltage supply and fuse protection (e.g. 48 V/20 A)
    -        Designation of respective load or of upstream fuse panel

2. The fuse panels are to be designated in accordance with CCG specifications.

3.6    CONNECTING CABLES

1. The documentation shall contain an overview of all cabling implemented. This requirement also comprises layout-specific DCN, synchronisation and power cabling. The overview must contain at least the following points:

    -        Port designation A-end
    -        Port designation B-end
    -        Remarks (e.g. shield protected with insulating sleeve)
    -        Type of cable used

3.7    POWER SUPPLY

1. The documentation shall contain an overview of all installed power supply units containing the following:

    -   Schematic representation of subrack
    -   Designation of type of power supply
    -   ID number
    -   Voltage supply and fuse protection (e.g. 230 V/fuse 10 A)
    -   Designation of plug-in slot
    -   Power supply cabling
    -   Serial number
    -   Hardware status
    -   Firmware status
    -   Change status

2. The racks and subracks are to be numbered and designated in compliance with CCG specifications.

3.8    DISTRIBUTION FRAME ASSIGNMENTS

1. The documentation shall contain an overview of all distribution frame assignments implemented as part of the system installation procedure. The contents of the distribution frame documentation are dependent on the type of distribution frame system used and is to be described in the following subsections.

2. In any case, the documentation must ensure a distinct local description of each individual port. The overviews are to be listed in tabular form in compliance with CCG specifications.

3.8.1  SYMMETRICAL SIGNAL DISTRIBUTOR

1. The documentation shall contain at least the following specifications for the connection to the network element in the direction of the patch panel, for the connection to the patch panel in the direction of the distributor or patch panel and for the connection to the strapping panel in the direction of the patch panel:

    -        Bay
    -        Strip
    -        Terminal slot

2. The documentation shall contain at least the following specifications for the connection to the patch panel in the direction of the network element:

    -        Rack
    -        Subrack
    -        Slot
    -        Port

3.8.2  OPTICAL AND COAXIAL DISTRIBUTION FRAMES

1. The documentation shall contain at least the following specifications for the connection to the network element in the direction of the patch panel, for the connection to the patch panel in the direction of the distribution frame or patch panel and for the connection to the strapping panel in the direction of the patch panel:

    -        Bay
    -        Panel
    -        Coupler unit number

2. The documentation shall contain at least the following specifications for the connection to the patch panel in the direction of the network element:

    -        Rack
    -        Subrack
    -        Slot
    -        Port

3.9    LIST OF ABBREVIATIONS

1. All abbreviations used are to be written out in full and explained in German in the list of abbreviations.

3.10   CONTACT PERSONS

1. The system supplier and CCG shall nominate at least one contact person and one further contact person for further coordination of the layout documentation.

LEGENDEN


Seite 3
-------------------------------------------------------------------------------------------------------------
Schrank                                      Cabinet
-------------------------------------------------------------------------------------------------------------
Fluchtrichtung                               Escape direction
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Seite 4
-------------------------------------------------------------------------------------------------------------
Verteilerplatte                              Distribution board
-------------------------------------------------------------------------------------------------------------
Steckerpaar                                  Connector pair
-------------------------------------------------------------------------------------------------------------
z.B.                                         e.g.
-------------------------------------------------------------------------------------------------------------
Schrank                                      Cabinet
-------------------------------------------------------------------------------------------------------------
Bucht                                        Bay
-------------------------------------------------------------------------------------------------------------

Seite 5
-------------------------------------------------------------------------------------------------------------
Zeichnung                                    Drawing
-------------------------------------------------------------------------------------------------------------
(Ansicht von oben)                           (Top view)
-------------------------------------------------------------------------------------------------------------
Zusatzlicher Steg                            Additional web
(Schiene A12386)                             (rail A12386)
fur Verteilertyp                             for distributor types
1, 2, 4 und 5                                1, 2, 4 and 5
-------------------------------------------------------------------------------------------------------------
LWL Umlenkbleche                             Optical fibre cable guide plates
fur 8 Patchkabel                             for 8 patch cables
(ausser bei Typ 5)                            (except for type 5)
-------------------------------------------------------------------------------------------------------------
Seite 6
-------------------------------------------------------------------------------------------------------------
Sender der Systemtechnik                     Transmitter of system engineering
-------------------------------------------------------------------------------------------------------------
Steckerpaar                                  Connector pair
-------------------------------------------------------------------------------------------------------------
Empfanger der Systemtechnik                  Receiver of system engineering
-------------------------------------------------------------------------------------------------------------

Seite 7
-------------------------------------------------------------------------------------------------------------
Gerateseite                                  Equipment side
-------------------------------------------------------------------------------------------------------------
Signalleiste                                 Signal strip
-------------------------------------------------------------------------------------------------------------
Sender Port                                  Transmitter port
-------------------------------------------------------------------------------------------------------------
Empfanger Port                               Receiver port
-------------------------------------------------------------------------------------------------------------
Kabelseite                                   Cable side
-------------------------------------------------------------------------------------------------------------

Seite 8
-------------------------------------------------------------------------------------------------------------
Alarmverteiler                               Alarm distribution frame
-------------------------------------------------------------------------------------------------------------
8x 8 DA-Kroneleisten                         8x8 DA Krone strips
-------------------------------------------------------------------------------------------------------------
(Platz fur 64 DA)                            (place for 64 DA)
-------------------------------------------------------------------------------------------------------------

Seite 9
-------------------------------------------------------------------------------------------------------------
Lochstreben zur Kabelbefestigung              Perforated struts for cable fastening
-------------------------------------------------------------------------------------------------------------
Aluquerstrebe                                 Aluminium cross strut
-------------------------------------------------------------------------------------------------------------
(Befestigung hinterste Ebene)                 (mounting of rearmost level)
-------------------------------------------------------------------------------------------------------------
Kabelfuhrungswinkel                           Cable routing bracket
-------------------------------------------------------------------------------------------------------------
(Rangierhaken)                                (routing hooks)
-------------------------------------------------------------------------------------------------------------
Kabelfuhrung und Zugentlastung fur LWL        Cable routing and strain relief for optical fibre cables
-------------------------------------------------------------------------------------------------------------
(Klemmbugel)                                  (strain relief clamp)
-------------------------------------------------------------------------------------------------------------
Befestigung der LSA+ Stangenprofile           Mounting of LSA+ bar sections
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
Spleissbox von Firma Krone                     Krone splice box
je Spleissbox 24 Fasern                        24 fibres per splice box
(max. 144 Fasern)                             (max. 144 fibres)
-------------------------------------------------------------------------------------------------------------
Kabelabfangblech                              Cable clamping plate
-------------------------------------------------------------------------------------------------------------
230V Steckdose                                230 V socket outlet
-------------------------------------------------------------------------------------------------------------
Gesamtlange 100 cm (3x 1.2 cm Befestigung +   Total length 100 cm (3x 1.2 cm mounting + 96 cm free bar
96 cm freies Stangensystem)                   system)
-------------------------------------------------------------------------------------------------------------
Spleissbox                                     splice box
-------------------------------------------------------------------------------------------------------------

Seite 10
-------------------------------------------------------------------------------------------------------------
Lochstreben zur Kabelbefestigung                       Perforated struts for cable fastening
-------------------------------------------------------------------------------------------------------------
Alustrebe (Befestigung hinterste Ebene)                Aluminium cross strut (mounting of rearmost level)
-------------------------------------------------------------------------------------------------------------
Verteilerplatten fur LWL                               Distribution boards for optical fibre cables
24 Platten Gerateseite                                 24 boards equipment side
(24 Platten je 4 Ports = 96 Ports)                     (24 boards at 4 ports each = 96 ports)
24 Platten Kabelseite                                  24 boards cable side
(24 Platten je 4 Ports = 96 Ports)                     (24 boards at 4 ports each = 96 ports)
-------------------------------------------------------------------------------------------------------------
Kabelfuhrung und Zugentlastung fur LWL                 Cable routing and strain relief for optical fibre
(Klemmbugel)                                           cables (strain-relief clamp)
-------------------------------------------------------------------------------------------------------------
Kabelabfangblech                                       Cable clamping plate
-------------------------------------------------------------------------------------------------------------
230 V Steckdose                                        230 V socket outlet
-------------------------------------------------------------------------------------------------------------
Gerateseite                                            Equipment side
-------------------------------------------------------------------------------------------------------------
Kabelseite                                             Cable side
-------------------------------------------------------------------------------------------------------------


Seite 12
Perforated struts for cable fastening

Aluminium cross strut (mounting of rearmost level)

Cable routing bracket (routing hooks)

Distribution boards for optical fibre cables (12 boards at 4 fibre pairs each = 48 fibre pairs)

Distribution board for coaxial interfaces 34/140 MBit/s, STM-1 electrical (12 boards at 4 ports each = 48 ports)

Cable routing and strain relief for optical fibre cables (strain-relief clamp)

Aluminium cross strut (mounting of rearmost level)

Aluminium cross strut

Mounting of LSA+ bar sections

LSA Plus isolating plug connectors 8x ABS with jumper wire feed left
Dimensions:
16 ports = 4 strips => 12 cm
Possible number of strips:
128 ports = 24 strips => 98 cm

LSA Plus isolating plug connectors 8x ABS with jumper wire feed right
Dimensions:
16 ports = 4 strips => 12 cm

Possible number of strips:
128 ports = 24 strips => 98 cm

Aluminium cross strut

Mounting of LSA+ bar sections

Aluminium cross strut

Cable clamping plate

230 V socket outlet

Cable side

Equipment side

For LSA+ strips 2x 48 cm 0 LESS THAN 8x 16 ports
Total length 100 cm (mounting 3x 1.2 cm
+ 96 cm LSA+)

Seite 13

Cable clamping plate

Power supply

Aluminium cross strut

Mounting of LSA+ bar sections

LSA+ isolating strips
8x ABS with jumper wire feed, left

LSA+ isolating strips
8x ABS with jumper wire feed, right

Aluminium cross strut

Distribution boards for coaxial interfaces
34/140 MBit/s, STM-electrical
(4 ports per board)

Mounting of LSA+bar sections

Aluminium cross strut

Cable clamping plate

230 V socket outlet

Cable side

Equipment side

For LSA+ strips 60 cm = 5x 16 ports
Total length 82.4 cm (mounting 2x 1.2 cm + 50 cm LSA+)

Seite 14
--------------------------------------------------------------------------------
Gestellreihe                                           Frame row
--------------------------------------------------------------------------------
Schrankplatz                                           Cabinet location
--------------------------------------------------------------------------------
Rahmen (Shelf)                                         Shelf
--------------------------------------------------------------------------------
Steckplatz                                             Plug-in slot
--------------------------------------------------------------------------------
Stecknummer                                            Connector number
--------------------------------------------------------------------------------

             GUIDELINES FOR THE LAYOUT OF SIGNAL DISTRIBUTION FRAMES

--------------------------------------------------------------------------------

ID                        ST-rfx-0002
REVISION                  1.0 / DRAFT
DATE                      09 Apr 1999
CONFIDENTIALITY           CCG CONFIDENTIAL

--------------------------------------------------------------------------------

AUTHOR                    Systems engineering            J. Gimmler

APPROVED                  Network operation

APPROVED                  Product management

APPROVED                  Network planning

NOTICE                    Location layout

FILE NAME                 Guidelines for the Layout of Signal Distribution
                          Frames-10

--------------------------------------------------------------------------------

DESCRIPTION               This document describes the guidelines which the
                          system manufacturer must adhere to regarding the layout of the distribution frames for CCG.

                          All connections of the devices and equipment used by CCG are to be routed and assigned to terminal boards.

--------------------------------------------------------------------------------

CHANGE LOG                1.0 / APPROVED / 25/01/99 / J. Gimmler Initial
                          revision

--------------------------------------------------------------------------------


TABLE OF CONTENTS

1. REQUIREMENTS RELATING TO DISTRIBUTION FRAMES...............................3
1.1 FRAME RACK LAYOUT.........................................................4
   1.2 COUPLER UNIT PANELS....................................................4
   1.3 FIBRE SPLICE BOXES.....................................................6
   1.4 DISTRIBUTION STRIPS FOR SYMMETRICAL CABLING............................6

2. TYPES OF DISTRIBUTION FRAME................................................8
   TYPE 1 -SDH REGENERATOR LOCATION...........................................8
   TYPE 2 -POP CABLE TERMINAL CABINET.........................................9
   TYPE 3 - POP -OPTICAL AND COAX INTERFACES.................................10
   TYPE 4 - POP -COAX AND SYM. INTERFACES....................................11
   TYPE 5 -CUSTOMER LOCATIONS................................................13

LABELLING OF DISTRIBUTION FRAMES.............................................14

NUMBERING SYSTEM.............................................................14

ABBREVIATIONS................................................................15

REFERENCES...................................................................15

--------------------------------------------------------------------------------


1. REQUIREMENTS RELATING TO DISTRIBUTION FRAMES

1.    Location           To ensure the distribution cabinet has a defined
                         location in the station irrespective of the station configuration, the distribution cabinet is to be installed at the beginning or end of a row of racks.

                         In rooms with cavity floors, the installation layout is to be adapted to the pitch of the floor tiles.

2.    Mounting           If installed individually, the cabinet is to be secured
                         to the wall and/or ceiling.

3.    Grounding          Each distribution and technical installations cabinet
                         is grounded at the nearest located equipotential bonding strip or earth-circuit connector.

4.    Dimensions         The distribution frames correspond to the dimensions
                         specified by the Standard ETS 300 119 and are:

                         W = 600 mm, H = 2200 mm, T = 300 mm

5.    Doors              In the same way as the technical installations racks,
                         the distribution frames are to be equipped with lockable doors.

                         In compliance with fire protection regulations, the door hinge arrangement must be selected such that the doors fall shut in the direction of the escape route.

                         [GRAPHIC]

6.    Door alarm         Opening of the distribution frame doors is monitored by
      contacts           means of alarm contacts that are contacts connected to
                         the external alarm of the system engineering.

7.    Door locks         The cabinets are locked

8.    230 V connection   A (230 V) socket outlet is to be provided in the lower
                         panel of the cabinets.

1.1 FRAME RACK LAYOUT

                                    [GRAPHIC]

                    Figure: Example of a distribution cabinet

9.     Cable routing     Cable routing brackets are used to facilitate
       brackets          flexible cable routing specific to system brackets
                         requirements.

                         Optimum utilization of the space available in the various types of distribution frame is to be ensured by using the largest possible routing bracket.

10.   Direction of       Cabinet wiring blocks are to be arranged horizontally
      cabinet wiring     (from bay A to bay B)
      blocks

11.   Carrier system     The LSA 95 mm wide sectional bar supplied by Krone is
      for distribution   used as the basis for symmetrical distribution frame
      frames             systems and splice boxes.

                         The mounting bracket Item No. 6577 2 834-00 is used for mounting the sectional bars. The length of the bar sections depends on the relevant type of distribution frame.

1.2 COUPLER UNIT PANELS

12.    Application        Signal application and routing for all coaxial STM-1,
                          140 Mbit/s, 34 Mbit/s connections

                          Signal application and routing for all optical STM-1, STM-4, STM-16, STM-64 connections

13.    Mounting panels    Distribution boards are used for mounting the coupler
       for coupler units  units.

                          All cabling to the network elements are routed to the distribution fields from the rear.

                          In principle, the distribution boards for coaxial cables are designed the same as the distribution boards for optical fibre cables.

                          [GRAPHIC]

14.    Type of coupler unit, optical         Coupler unit type E2000/diagonal is
                                             to be used as the optocoupler.

15.    Bending radius                        Appropriate fixing of the optical
                                             fibre patch cables is specified in
                                             order to maintain the minimum
                                             bending radius of 3.5 cm for
                                             optical fibre pigtails.

16.    Type of coupler unit, electrical      The coupler unit type IEC 169-13
                                             1.6/5.6 75 Ohm socket is used as
                                             the electrical coaxial coupler
                                             unit.

                                             The coaxial interfaces are routed
                                             and allocated by means of patch
                                             cables with 1.6/5.6 angle
                                             connectors at both ends.

                                             Strapping is provided in crosswise
                                             configuration.

17.    Labelling                             Transmitters and receivers are
                                             marked by arrow symbols.

18.    Rx / Tx                               Refered to the systems engineering
                                             interface, the transmitter is
                                             located on the left, the receiver
                                             on the right.

       Location

                                    [GRAPHIC]

19.    Patch cables                          The patch cables in a distribution
                                             cabinet have standard lengths of
                                             1.0 m, 1.6 m and 2.2 m.

                                             The shortest cable length should be
                                             used for wiring block strapping.

1.3 FIBRE SPLICE BOXES

20.    Application                           Optical fibre splice box mounts are
                                             required when longer optical
                                             in-house connections are not used
                                             together with standard
                                             prefabricated optical cables.

21.    Type of splice box                    The type supplied by Krone mounted
                                             on LSA+ sectional round bar system
                                             is used as the fibre splice box.

                                             A carrier system can accept a
                                             maximum of two fibre splice boxes.

                                             Each fibre splice box can contain
                                             up to 12 splices.

                                             The fibres are routed to the
                                             optical fibre distribution boards.

1.4 DISTRIBUTION STRIPS FOR SYMMETRICAL CABLING

22.    Application                           Signal routing and patch
                                             distribution for all 2 M signals

                                             -    All external alarm inputs of
                                                  the devices

                                             -    2 MHz (clock) inputs and
                                                  outputs used

23.    Type of strip                         Cables for the technical
                                             installations and connecting cables
                                             are arranged on Krone LSA+ ABS
                                             distribution strips.

24.    Cable feed and assignments            The cable side is routed from above
                                             onto the distribution strips, the
                                             strapping side from below.

                                             The strips are assigned in the
                                             minimum configuration of 2 strips
                                             each (see drawing).

                                             Rx and Tx directions are each
                                             arranged on separate strips.
                                             Strapping can therefore be "free of
                                             crossing" between the left and
                                             right bay.

                                    [GRAPHIC]

25.    Special requirements for clock        A distribution strip for clock
       cabling                               distribution is provided for each
                                             row of rack frames. The network
                                             element interfaces (T3 in, T3 out)
                                             are cabled, however, only on
                                             special request.

26.    Special requirements for alarm        The alarm inputs of the technical
       contacts contacts                     installations and the alarm of the
                                             station are routed on LSA+
                                             distribution strips.

                                             The alarm contact for the frame
                                             door to the technical installations
                                             is based on a decentralized
                                             configuration on the respective
                                             system engineering frame and
                                             connected to the alarm contact #1
                                             of the network element implemented
                                             in the frame.

                                             The other alarm contacts are
                                             arranged centrally per row of rack
                                             frames on one distributor.

27.    Distribution assignments for alarm    (t.b.d.)
       contacts

2. TYPES OF DISTRIBUTION FRAME

TYPE 1 - SDH REGENERATOR LOCATION

No separate distribution cabinet is implemented in the regenerator locations. Only external alarm signals are to be routed to these locations equipped with 8 Krone LSA+ distribution strips for 8 double cores.

TYPE 2 - PoP CABLE TERMINAL CABINET

This type of distribution frame serves the purpose of housing several connecting cables with splice boxes in PoPs.

Application example: Arrangement of optical connecting cables between a removed cable terminating facility and backbone technical installations.

The Krone splice boxes are arranged in the lower area and the optical fibre distribution frames in the upper area. With a standard cable lead-in from below, the splice boxes are expanded from top to bottom.

Splice boxes and distribution boards feature following fixed allocations:
o    Top left splice box (-) Bay A distribution boards 1-3
o    Bottom left splice box (-) Bay A distribution boards 4-6
o    Centre splice box, top bay (-) Bay A distribution boards 7-9
o    Centre splice box, bottom bay (-) Bay A distribution boards 10 - 12
o    Top right splice box (-) Bay B distribution boards 1-3
o    Bottom right splice box (-) Bay B distribution boards 4-6
The outer sockets are to be assigned first.

Distribution frame capacity: Cable connection for maximum 144 fibres, optical fibre conductors

[GRAPHIC]

[GRAPHIC]

TYPE 3 - PoP - OPTICAL AND COAX INTERFACES

This type of distribution frame serves the purpose of internal optical/electrical routing in the PoP. A maximum of 96 connections can be allocated.

[GRAPHIC]

TYPE 4 - PoP - COAX AND SYM. INTERFACES

Symmetrical and asymmetrical interfaces are arranged on the distribution frame. Application example: Routing between company-own technical system equipment and co-located system engineering of the customer or local network operator. Distribution capacity:
48 ports coax equipment side (12 distribution boards)
48 ports coax cable side (12 distribution boards)

[GRAPHIC]

[GRAPHIC]

128 Ports 2 MBit/s symmetrical - equipment side (96 cm round bar system) 128 Ports 2 MBit/s symmetrical - cable side (96 cm round bar system)

Optional (if fewer 2MBit/s ports are installed):
Alarm distribution frame (10x Krone LSA+ distribution strips)

TYPE 5 - CUSTOMER LOCATIONS

This type of distribution frame serves as a typical cabinet in the customer location.

The cabinet contains the system technical installations and a secured power supply. All types of interface can be mounted on the Krone round bar system.

Alarm distributors (2x Krone LSA+ distribution strips) are provided for external alarm inputs.

[GRAPHIC]

LABELLING OF DISTRIBUTION FRAMES

NUMBERING SYSTEM

The cabling from the technical installations to the distribution cabinet is labelled on both sides.

[GRAPHIC]

The labelling describes the connector on the system engineering side. The numbering of the cabinets in each station is determined during the planning phase. The maximum distance of the labelling to the connector should be 10 cm.

Example:

A01 S1-107 02 The device is located in frame rack row A cabinet 01 and shelf 1
        The port assembly in plug-in slot 102 the second connector from the top

Also refer to CCG document "Technical Guidelines for the Labelling of Cabling in the CCG Transmission Network".

ABBREVIATIONS

         DA              Double core
         HRL             High Return Loss
         LSA-Plus        KRONE connection system free of soldering, screws and
                         insulation stripping
         LWL             Optical fibre cable
         koax.           Coaxial 75 Ohm interface
         PDH             Plesiochronous Digital Hierarchy
         SDH             Synchronous Digital Hierarchy
         STM             Synchronous Transport Module
         STM-1           155,520 Mbit/s SDH
         STM-4           622,080 Mbit/s SDH
         STM-16          2488,320 Mbit/s SDH
         sym.            Symmetrical 120 Ohm interface

REFERENCES

-------------------------------------------------------------------------------
ID                          Title
-------------------------------------------------------------------------------
ST-rfx-0017                 Technical Guidelines for the Labelling in the CCG
                            Transmission Network
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      TECHNICAL GUIDELINES ON CABLE LENGTHS

                        -------------------------------------------------------

ID                      ST-rfx-0018
REVISION                2.0 / FINAL
DATE                    14 Jan 2000
CONFIDENCE              LNC CONFIDENTIAL

-------------------------------------------------------------------------------

AUTHOR                  System technology              Jorg Gimmler
                                                       Dirk Geisler

APPROVED                NP
                        NIS

NOTICE                  PM

FILENAME                ST-rfx-0018-2.0

-------------------------------------------------------------------------------

DESCRIPTION             This document describes the guidelines for the cabling
                        within the transmission network of LNC. It specifies the types of cables to be used and their maximum cable length.

                        These guidelines are applicable for cabling the system technology to the distributor for patching on the distributor and for the connection cable within a location.

-------------------------------------------------------------------------------

CHANGE LOG              1.0 / APPROVED / 25/01/99 / J. Gimmler Initial revision
                        2.0 / FINAL / 07/10/00 / D. Geisler Supplement
                              RJ-45 Cabling

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2     CONTENTS

-------------------------------------------------------------------------------

1     Contents.................................................................2
2     Introduction.............................................................3
3     Definitions and abbreviations............................................3
   3.1   Definitions...........................................................3
   3.2   Abbreviations.........................................................3
4     Technical guidelines on cable lengths....................................4
   4.1   Electrical interfaces.................................................4
      4.1.1   Interfaces according to G.703....................................4
      4.1.2   Cable values for coaxial station cable...........................4
      4.1.3   Cable values for symmetrical station cable.......................6
      4.1.4   Connection cable to separate customer distributor................6
      4.1.5   RJ-45 cabling....................................................6
      4.1.6   Patching cable on distributor....................................9
         4.1.6.1   Coaxial patching cable......................................9
         4.1.6.2   Symmetrical patching cable..................................9
5     References...............................................................9
   5.1   Standards.............................................................9

-------------------------------------------------------------------------------

INTRODUCTION

This document describes the guidelines within the LNC transport network. The types of cables and maximum cable lengths are specified.
The cabling of the system technology to the distributor, patching on the distributor and connection cable within a location are described. Connection cables between two locations are not taken into consideration.

5        DEFINITIONS AND ABBREVIATIONS

5.1      DEFINITIONS

5.2      ABBREVIATIONS

        DA       Twisted pair
        LWL      Fiber optic cable

7      TECHNICAL GUIDELINES ON CABLE LENGTHS
7.1    ELECTRICAL INTERFACES

7.1.1  INTERFACES ACCORDING TO G.703

The guidelines for the maximum attenuation are described by the interface description according to G.703.


-------------------------------------------------------------------------------------------------------------
     Data rate of interface           Characteristic      Maximum path attenuation    Measured at frequency
       according to G.703               resistance
--------------------------------------------------------------------------------------------------------------
            2 Mbit/s                      75 Ohm                    6 dBm                   1,024 kHz
--------------------------------------------------------------------------------------------------------------
            2 Mbit/s                     120 Ohm                    6 dBm                   1,024 kHz
--------------------------------------------------------------------------------------------------------------
            8 Mbit/s                      75 Ohm                    6 dBm                   4,224 kHz
--------------------------------------------------------------------------------------------------------------
           34 Mbit/s                      75 Ohm                   12 dBm                  17,184 kHz
--------------------------------------------------------------------------------------------------------------
           140 Mbit/s                     75 Ohm                   12 dBm                    70 MHz
--------------------------------------------------------------------------------------------------------------
           155 Mbit/s                     75 Ohm                  12.7 dBm                   78 MHz
--------------------------------------------------------------------------------------------------------------

7.1.2  CABLE VALUES FOR COAXIAL STATION CABLE

Types of cables in bold face are preferred. For the cables with lower attenuation, the space requirement and greater bending radiuses, particular in the cabinet, must be taken into consideration due to the larger size.


--------------------------------------------------------------------------------------------------------------------
                                         DATA RATE 2 MBIT/S COAXIAL
--------------------------------------------------------------------------------------------------------------------
                             Characteristic        Cross talk            Attenuation     Range with         Comments
       Type of cable           resistance          attenuation            at 1 MHz      20% reserve
                                 (f=5MHz)                                [dB/100m]
--------------------------------------------------------------------------------------------------------------------
     02Y(St)CY 0.45/2.0           75 Ohm        GREATER THAN 160 dB        1.8 dB          260 m
--------------------------------------------------------------------------------------------------------------------
    02Y(St)CY 8X0.45/2.0          75 Ohm        GREATER THAN 160 dB        1.8 dB          260 m
--------------------------------------------------------------------------------------------------------------------
     2YC(mS)CY 0,5/3,0            75 Ohm        GREATER THAN 160 dB        1.5 dB          320 m
--------------------------------------------------------------------------------------------------------------------
       2YCCY 1,0/6,5              75 Ohm        GREATER THAN 160 dB        0.7 dB          680 m
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                         DATA RATE 34 MBIT/S COAXIAL
--------------------------------------------------------------------------------------------------------------------
                             Characteristic        Cross talk            Attenuation     Range with         Comments
       Type of cable           resistance          attenuation            at 17MHz      20% reserve
                                 (f=5MHz)                                [dB/100m]
--------------------------------------------------------------------------------------------------------------------
     02Y(St)CY 0.45/2.0           75 Ohm        GREATER THAN 160 dB         8 dB           120 m
--------------------------------------------------------------------------------------------------------------------
    02Y(St)CY 8X0.45/2.0          75 Ohm        GREATER THAN 160 dB         8 dB           120 m
--------------------------------------------------------------------------------------------------------------------
     2YC(mS)CY 0.5/3,0            75 Ohm        GREATER THAN 160 dB        6.6 dB          145 m
--------------------------------------------------------------------------------------------------------------------
       2YCCY 1.0/6.5              75 Ohm        GREATER THAN 160 dB         3 dB           320 m
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                      DATA RATE 140/155 MBIT/S COAXIAL
--------------------------------------------------------------------------------------------------------------------
                             Characteristic        Cross talk            Attenuation     Range with         Comments
       Type of cable           resistance          attenuation            at 70MHz      20% reserve
                                 (f=5MHz)                                [dB/100m]
--------------------------------------------------------------------------------------------------------------------
     02Y(St)CY 0.45/2.0           75 Ohm        GREATER THAN 160 dB        16.5 dB          58 m
--------------------------------------------------------------------------------------------------------------------
    02Y(St)CY 8X0.45/2.0          75 Ohm        GREATER THAN 160 dB        16.5 dB          58 m
--------------------------------------------------------------------------------------------------------------------
     2YC(mS)CY 0.5/3.0            75 Ohm        GREATER THAN 160 dB         14 dB           68 m
--------------------------------------------------------------------------------------------------------------------
       2YCCY 1.0/6.5              75 Ohm        GREATER THAN 160 dB        6.2 dB          150 m
--------------------------------------------------------------------------------------------------------------------

The specifications on the range do not include attenuation from distributors or similar connections. These additional attenuation values must be taken in consideration in the limit range.

7.1.3

7.1.4. CABLE VALUES FOR SYMMETRICAL STATION CABLE


--------------------------------------------------------------------------------------------------------------------
                                       DATA RATE 2 MBIT/S SYMMETRICAL
--------------------------------------------------------------------------------------------------------------------
                               Characteristic       Cross talk           Attenuation    Range with         Comments
        Type of cable            resistance         attenuation           at 1MHz      20% reserve
                                  (f=5MHz)                               [dB/100m]
--------------------------------------------------------------------------------------------------------------------
     S-02YS(St)Y 1X2X0.4           114 Ohm       GREATER THAN 100 dB        4.0 dB          120 m
--------------------------------------------------------------------------------------------------------------------
     2Y(St)Y 1x2x0.5/1.5           113 Ohm       GREATER THAN  98 dB        2.2 dB          210 m
--------------------------------------------------------------------------------------------------------------------
     2Y(St)Y 1x2x0.5/2.2           141 Ohm       GREATER THAN 100 dB        1.6 dB          300 m
--------------------------------------------------------------------------------------------------------------------
    2YDD(ms)Y 1x2x0.5/2.2          141 Ohm       GREATER THAN 135 dB        1.6 dB          300 m
--------------------------------------------------------------------------------------------------------------------
    S-09YS(St)Y 1x 2x 0.4          120 Ohm          -                       4.2 dB          110 m        **1   **2
                                 +/- 12 Ohm
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

The specifications on the range do not include attenuation from distributors or similar connections. These additional attenuation values must be taken in consideration in the limit range.

Use symmetrical cable when the twisted pairs are shielded separately, otherwise, these cables are not used at LNC.

**1    Supplier: Alcatel Cable  FILOTEX, Alcatel Kabel AG & Co.
**2    Designation: "Betefa-Kabel  1x 2x 0.4"
**3    Designation: "Filotex-Kabel 8x 2x 0.4 - ET 298 571"

7.1.5  CONNECTION CABLE TO SEPARATE CUSTOMER DISTRIBUTOR

Only the types of cable listed above may be used as connection cable to separate customer transfer distributors.

In order to ensure sufficient protection of the cable, multiple conductor cable with additional outer jacketing is to be used on a preferred basis.

7.1.6  RJ-45 CABLING

As for all other cabling LambdaNet will install a patch field in the rack to be wired (here for up to 24 RJ-45) and wire this panel. The customer can use the cable via the panel sockets.

ISDN CABLE S(0) (CATEGORY 3)

J-2Y(ST)Y STIII BD n x 2 x 0.6
J-2Y(ST)H STIII BD n x 2 x 0.6 halogen-free FRNC

e.g.   20 x 2   d=12mm
       10 x 2   d=9mm
        4 x 2   d=7.5mm

For construction of class C cable paths with transmission bandwidths of up to 16MHz.

Application:
- System side installation cable between telephone system and telephone patch panel
- Installation cable between building distribution and floor distribution (secondary cabling)

Standards: Based on DIN VDE 0815

Characteristic resistance (+/- 15%)          100 Ohm
Propagation rate (NVP)                       0.66
Capacity coating                             (30-120)nF/km

On spiral quad, cables diametrically opposing conductors are to be wired as a/b conductors (see illustration below).

O b1
O O a2 b2
O a1

FIG.: VIEW OF END OF CABLE - SPIRAL QUAD ASSIGNMENT

The cable already used by LCN for conventional 2Mbit/s cabling (120 Ohm) is to be used for S(2M) connections.

CABLE (CAT. 5 FTP)

J-02YS(ST)Y 4 x 2 x 0.5 (AWG 24)
J-02YS(ST)H 4 x 2 x 0.5 (AWG 24) halogen-free FRNC

e.g.   4 x 2     d=6.3mm

Shielded installation cable for structured cabling. For construction of plastic cabling paths with transmission bandwidths up to 100 MHz and standard requirements for EMC and transmission security .

Standards: ISO/IEC 11801, EN 50173, EN 50167, EIA/TIA 568

Application:
- Installation cable between patch panel and equipment connection socket as floor cabling (tertiary cabling)
- Ethernet: IEEE 802.3, 10BaseT, 10 Mbps
- Fast Ethernet: IEEE 802.3u, 100BaseT, 100 Mbps
- Token Ring: IEEE 802.5, 4 / 16 Mbps
- ISDN

Characteristic resistance (+/- 15%)                  100 Ohm
Propagation rate (NVP)                               0.78
Bending radius when laying                           48 mm
Bending radius in operation (permanently laid)       24 mm

CABLE (CAT. 5 S-FTP)

J-02YS(ST)CY 4 x 2 x 0.5 (AWG 24)
J-02YS(ST)CH 4 x 2 x 0.5 (AWG 24) halogen-free FRNC

e.g.   4 x 2     d=6.4mm

Double shielded installation cable for structured cabling system. For construction of plastic cabling paths with transmission bandwidths up to 100 MHz and standard requirements for transmission security and high requirements for EMC.

Standards: ISO/IEC 11801, EN 50173, EN 50167, EIA/TIA 568

Application:
- Installation cable between patch panel and equipment socket as floor cabling (tertiary cabling)
- Ethernet: IEEE 802.3, 10BaseT, 10 Mbps
- Fast Ethernet: IEEE 802.3u, 100BaseT, 100 Mbps
- Token Ring: IEEE 802,5, 4 / 16 Mbps
- ATM: 155 Mbps, FDDI: TP-PMD 100 Mbps, ISDN

Characteristic resistance (+/- 15%)                  100 Ohm
Propagation rate (NVP)                               0.78
Bending radius when laying                           52 mm
Bending radius in operation (permanently laid)       26 mm

7.1.7

7.1.8  PATCHING CABLE ON DISTRIBUTOR

7.1.8.1  COAXIAL PATCHING CABLE

Patching on the distributor is to be accomplished only with suitable cable. The cable must have the required characteristic resistance. The patching cable should be designed with sufficient flexibility to allow simple cable routing on the distributor.

7.1.8.2  SYMMETRICAL PATCHING CABLE

Only shielded symmetrical 120 Ohm cable is to be used for patching on the distributor and the shield is to be connected at both ends of the patch.

8      REFERENCES

8.1    STANDARDS


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ID                  Version          Title:
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
ITU-T G.703         1991             Physical/Electrical Characteristics of
                                     Hierarchical Digital Interfaces
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

================================================================================

                            CONFIDENTIALITY AGREEMENT


PREAMBLE

The parties have concluded a contractual agreement governing the delivery of transmission systems and the associated services. During the term of the contractual agreement, the parties will exchange confidential information for the purpose of implementing the subject matter of the contractual agreement. With regard to the parties wishing to avoid abuse of this information, the following shall be defined by contractual agreement:

(1) The parties shall herewith commit themselves to treat all information they obtain either directly or indirectly from the other party within the framework of implementing the contractual agreement, strictly confidentially. Treating information confidentially means that the information received from the other party must not be made accessible to third parties and this information must not be used commercially for own purposes or for third parties. The parties shall commit themselves to using the received information solely for the purpose stipulated in the preamble. Any use of the information beyond the stipulated purpose or its transfer to third parties shall require the written approval of the information provider. The transfer of information to affiliated group companies and/or to individual consultants as deemed necessary for the purpose of implementing the contractual agreement shall, however, be permitted without specific written approval of the information provider under the prerequisite that these persons commit themselves in writing to treating the information confidentially in compliance with this contractual agreement.

     Each party shall protect the information received from the other party with the same care and diligence used to protect the own company and business secrets and additionally with the care and diligence of a prudent business partner.

(2)  The obligation to observe secrecy shall not apply to information which is already publicly known at the time of relinquishment or - through no fault of the information recipient - is subsequently known publicly;

     which was already known to the information recipient prior to relinquishment or subsequently relinquished to him legitimately by a third party without him being obliged to observe secrecy by said third party;

     which, in accordance with legal requirements, is to be published by the information recipient. Insofar as permissible, the information recipient shall notify the informing party of the publication.

     It shall be incumbent on the information recipient to verify the exceptional statuses specified in this subparagraph item.

     (3) On request of the respective other party, each party shall be obligated to immediately return written information or information recorded in any other manner (including any copies made) to the requesting party or to confirm its eradication by destruction in writing.

(4) The confidentiality agreement shall come into force on being signed by both parties. The obligation to observe confidentiality shall remain valid for a period of five years - also beyond termination of the contractual agreement stipulated in the preamble -.

(5) The parties shall agree that no transfer of titles of ownership or rights of use shall be involved in the transfer of information. Conclusion of this contractual agreement shall not entitle any of the parties to act on behalf of the other party in any way whatsoever. Any commitment of the parties in internal and external relations that extend beyond the framework of this contractual agreement shall require a further written contractual agreement.

================================================================================

(6) If one stipulation of this contractual agreement is or becomes ineffective either in full or in part, this shall not affect the validity of the remaining stipulations. Instead of the ineffective stipulation, the legally permissible arrangement that most closely expresses the meaning and purpose of the ineffective stipulation shall be considered as agreed upon. The above stipulations shall apply accordingly in the case of a gap or loophole requiring amendment.

(7) Amendments and supplements to this contractual agreement shall require the written form. This shall also apply to agreements designed to restrict or cancel the requirement of the written form.

(8) The place of jurisdiction for all disputes stemming from this contractual agreement shall be Hanover.